WEALTHQUEST III VARIABLE ANNUITY
Issued by American National Insurance Company
Home Office One Moody Plaza Galveston TX 77550-7947
1-800-306-2959
To make Service, Transaction Requests, or send
Additional Purchase Payments to:
American National Insurance Company Processing Center, Variable Contracts
P.O. Box 696893 San Antonio Texas 78269
Prospectus May 1, 2011
This Prospectus describes a deferred Variable Annuity Contract issued to either individuals or groups depending upon the state in which the Contract is issued. (See the “Type of Contract” provision of this Prospectus.)

You can allocate your Contract value to the American National Variable Annuity Separate Account (the “Separate Account”), which reflects the investment performance of the Portfolios selected by you, and our Fixed Account which earns a guaranteed minimum interest rate. Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products Service Class 2	Federated Insurance Series
VIP Money Market Portfolio	Federated Capital Income Fund II
VIP Mid Cap Portfolio	Federated High Income Bond Fund II – Primary Shares
VIP Index 500 Portfolio	Federated Fund for U.S. Government Securities II
VIP Contrafund® Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Growth Strategies Portfolio	Federated Quality Bond Fund II – Primary Shares
VIP Growth Opportunities Portfolio	The Alger Portfolios – Class I-2 Shares
VIP Equity-Income Portfolio	Alger Small Cap Growth Portfolio2
VIP Investment Grade Bond Portfolio	Alger Large Cap Growth Portfolio
VIP Growth & Income Portfolio	Alger Mid Cap Growth Portfolio
VIP Value Portfolio	Alger Capital Appreciation Portfolio
VIP Value Leaders Portfolio	Alger Growth & Income Portfolio
VIP Value Strategies Portfolio	Alger Balanced Portfolio
T. Rowe Price	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares
Equity Income Portfolio
Mid-Cap Growth Portfolio1	Invesco V.I. Global Health Care Fund
International Stock Portfolio	Invesco V.I. Small Cap Equity Fund
Limited-Term Bond Portfolio	Invesco V.I. Utilities Fund
MFS ® Variable Insurance Trust – Initial Class Shares	Invesco V.I. Capital Development Fund3
MFS Core Equity Series	Invesco V.I. Dividend Growth Fund4
MFS Growth Series	Invesco V.I. Technology Fund
MFS Research Series	Invesco V.I. Global Real Estate Fund
MFS Investors Trust Series

1	Not available for investment in Contracts issued on or after May 1, 2004.
2	Not available for investment for Contracts issued on or after July 1, 2007.
3
Effective May 2, 2011 the Invesco V.I. Dynamics Fund will be acquired by the Invesco V.I. Capital Development Fund.  The Invesco V.I. Dynamics Fund ceased accepting any purchases sales or other transactions on or about April 29, 2011.

4
Effective May 2, 2011 the Invesco V.I. Financial Services Fund will be acquired by the Invesco V.I.  Dividend Growth Fund.  The Invesco V.I. Financial Services Fund ceased accepting any purchases sales or other transactions on or about April 29, 2011.

This Prospectus contains information that you should know before purchasing a Contract. Additional information about the Contract is contained in a Statement of Additional Information (“SAI”) filed with the Securities and Exchange Commission, (“SEC”) which is incorporated by reference into this Prospectus. You may obtain a free copy of the SAI, which is dated the same date as this Prospectus, by writing us at American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269, or calling us at 1-800-306-2959. The Table of Contents of the SAI appears on the last page of this Prospectus. The SEC maintains an Internet web site (http://www.sec.gov) that contains material incorporated by reference into this Prospectus, SAI, and other information regarding companies that file electronically with the SEC. For more information on the Portfolios, see their prospectuses.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Interests in the Contract are not deposits or obligations of, or guaranteed or endorsed by any bank, nor is the Contract federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risk, including possible loss of principal.
Please read this Prospectus carefully and keep it for future reference.
Form 4879                                         Rev 5-11
TABLE OF CONTENTS

Surrenders	………………………………………………………………………………..	67
Systematic Withdrawal Program	………………………………………………………..	67
Waiver of Surrender Charges	……………………………………………………………	68
Death Benefit Before Annuity Date	…………………………………………………….	69
Minimum Guaranteed Death Benefit Rider	…………………………………………….	69
3% Guaranteed Death Benefit Rider	……………………………………………………	70
5% Guaranteed Death Benefit Rider	……………………………………………………	71
Distributions During the Annuity Period	…………………………………………….	71
Election of Annuity Option	……………………………………………………………...	71
Annuity Options	………………………………………………………………………...	71
Value of Variable Basis Annuity Payments	…………………………………………….	72
Assumed Investment Rates	……………………………………………………………...	73
Annuity Provisions	………………………………………………………………………	73
The Company, Separate Account and Funds	………………………………………..	74
American National Insurance Company	………………………………………………...	74
The Separate Account	…………………………………………………………………..	74
The Funds	………………………………………………………………………………..	75
Voting Rights	……………………………………………………………………………	79
Changes in Investment Options	………………………………………………………...	80
Fixed Account	…………………………………………………………………………..	80
Federal Tax Matters	…………………………………………………………………..	81
Introduction	…………………………………………………………………………….	81
Tax Status of the Contracts	……………………………………………………………...	81
Taxation of Annuities in General	………………………………………………………..	81
Withdrawals	…………………………………………………………………………….	81
Penalty Tax	……………………………………………………………………………...	81
Annuity Payments	……………………………………………………………………....	82
Taxation of Death Benefit Proceeds	…………………………………………………….	82
Transfers or Assignments of a Contract	………………………………………………...	82
Required Distributions	…………………………………………………………………..	82
Withholding	……………………………………………………………………………...	82
Multiple Contracts	………………………………………………………………………	83
Exchanges	………………………………………………………………………………..	83
Taxation of Qualified Contracts	………………………………………………………...	83
Distributions from Qualified Contracts	………………………………………………….	83
Possible Changes in Taxation	……………………………………………………………	85
Other Tax Issues	………………………………………………………………………...	85
Investment Performance	………………………………………………………………	86
Distribution of the Contract	…………………………………………………………..	86
Legal Proceedings	……………………………………………………………………...	87
Financial Statements	…………………………………………………………………..	87
Additional Information	………………………………………………………………..	88

GLOSSARY

Accumulation Period. The time between the date Accumulation Units are first purchased by you and the earliest of (1) the Annuity Date; (2) the date the Contract is surrendered; or (3) the date of the Contract Owner’s death.

Accumulation Unit. A unit used by us to calculate a Contract’s value during the Accumulation Period.

Accumulation Value. The sum of (1) the value of your Accumulation Units and (2) value in the Fixed Account.

Annuitant. The person or persons who will receive annuity payments.

Annuity Date. The date annuity payments begin.

Annuity Period. The time during which annuity payments are made.

Annuity Unit. A unit used by us to calculate the dollar amount of variable basis annuity payments.

Company (“American National,” “we,” “our” or “us”). American National Insurance Company.

Contract. The contract described in this Prospectus.

Contract Owner (“I”, “my”, “you” or “your”). Unless changed by notice to us, the Contract Owner is as stated in the application.

Contract Anniversary. An anniversary of the Date of Issue.

Contract Year. A one (1) year period, commencing on either the Date of Issue or a Contract Anniversary.

Date of Issue. The date a Contract is issued.

Enhanced Death Benefit Riders. Optional death benefits available at an additional cost.

Fixed Account. A part of our General Account which will accumulate interest at a fixed rate.

Fund. A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account. All of our assets except those segregated in Separate Accounts.

Home Office. American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

Non-Qualified Contract. A Contract that does not receive favorable tax treatment under the Internal Revenue Code.

Portfolio. A series of a registered investment company designed to meet specified investment objectives.

Processing Center. American National Insurance Company Processing Center, Variable Contracts, is located at 4500 Lockhill-Selma Road, San Antonio, Texas 78249.

Purchase Payment. A payment made to us during the Accumulation Period less any premium tax charges incurred at the time the Purchase Payment is made.

Subaccount. A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Qualified Contract. A Contract issued in connection with a retirement plan that receives favorable tax treatment under the Internal Revenue Code.

Valuation Date.  Each day the New York Stock Exchange (“NYSE”) is open for regular trading.  Accumulation Values are calculated on Valuation Dates.

Valuation Period. The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of regular trading of the New York Stock Exchange on the next valuation date.

Variable Annuity. An annuity with payments and value that vary in dollar amount based on performance of the investments you choose.

SYNOPSIS

What is the purpose of the Contract?

The Contract allows you to accumulate funds, on a tax-deferred basis, that will increase or decline in value based on the performance of investments you choose. You should use the Contract for retirement planning or other long-term goals. The Contract is designed for purchasers seeking tax-deferred accumulation of assets, generally for long-term purposes. The tax-deferred feature is most attractive to people in high federal (and state) tax brackets. You should not invest in this Contract if you are looking for a short-term investment or if you cannot take the risk of losing money that you invest.

There are various fees and charges associated with variable annuities. The tax deferral feature of variable annuities is unnecessary when purchased to fund a qualified plan, since the plan would already provide tax deferral in most cases. You should consider whether the other features and benefits, such as the opportunity for lifetime income benefits, the death benefit, and the guaranteed level of certain charges, make the Contract appropriate for your needs.

What are my investment options?

You can invest your Purchase Payments in one (1) or more of the Subaccounts of the Separate Account, each of which invests exclusively in shares of a corresponding Portfolio.

Each Subaccount and corresponding Portfolio has its own investment objective. Some of the Portfolios have similar investment objectives. (See the “Funds” provision of this Prospectus.) There is no assurance that Portfolios will achieve their investment objectives. Accordingly, you could lose some or all of your Accumulation Value.

You can also invest in our Fixed Account.

How do I purchase a Contract?

You can purchase a Contract by submitting a completed application and the minimum Purchase Payment to our Home Office. You must make at least a $5,000 minimum initial Purchase Payment and any subsequent Purchase Payments must be at least $2,000. However, if you are applying for a Contract as part of a Qualified Plan you may make a minimum initial Purchase Payment of $100, provided you intend to make Purchase Payments of at least $1,200 per year. We may change these amounts.

Without our prior approval, the maximum Purchase Payment under a Contract is $1,000,000. Purchase Payments will not be accepted after you reach age 86.

For a limited time, usually ten (10) days after you receive the Contract, you can return the Contract to our Processing Center and receive a refund. (See the “Contract Application and Purchase Payments” provision of this Prospectus.)

How do I allocate Purchase Payments?

You can allocate your Purchase Payments among the available Subaccounts and the Fixed Account. You cannot allocate less than 1% of a Purchase Payment to any one (1) investment option. The minimum initial allocation into any Subaccount and into the Fixed Account is $100.

Can I transfer amounts among the investment alternatives?

You can generally make transfers among Subaccounts and to our Fixed Account at any time. Transfers from our Fixed Account before the Annuity Date are limited. Transfers from our Fixed Account after the Annuity Date are not permitted. Before the Annuity Date, any transfer after the first twelve (12) transfers in a Contract Year will be subject to a $10.00 exchange fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

What is the death benefit under the Contract?

If you or the Annuitant die before the Annuity Date, the death benefit will be equal to the greater of: (i) the amount of the Accumulation Value on the date due proof of death is received at our Processing Center, or (ii) the sum of all Purchase Payments made less any withdrawals made prior to the date of death. The death benefit may be more if you selected an Enhanced Death Benefit Rider. (See “Death Benefit Before Annuity Date” in the “Distributions Under the Contract” section of this Prospectus.)

Can I get my money if I need it?

You can withdraw all or part of your Accumulation Value at any time by sending us a written request before the Annuity Date. Such withdrawal may be subject to a Surrender Charge, an IRS penalty tax and income tax. If your Contract was purchased in connection with a retirement plan, such withdrawal may also be subject to plan restrictions. Withdrawals from a Contract qualified under Section 403(b) of the Internal Revenue Code may be restricted. (See the “Taxation of Qualified Contracts” provision under the section “Federal Tax Matters” of this Prospectus.) If the Accumulation Value is less than $2,000, we will terminate the Contract and pay the surrender value to you. (See the “Surrenders” provision in the “Distributions Under the Contract” section of this Prospectus.) Depending upon the annuity option selected, you may also be able to withdraw any amount remaining during the Annuity Period. (See the “Annuity Options” provision in the “Distributions Under the Contract” section of this Prospectus.)

How can I receive annuity payments?

You can choose from a number of annuity payment options, which include:

•	monthly payments for a number of years;

•	payments for life;

•	payments made jointly.

You can also choose to receive your Annuity Payments on a fixed or variable basis. Variable payments will increase or decrease based on the investment performance of the Portfolios. (See the “Annuity Options” provision in the “Distributions Under the Contract” section of this Prospectus.)

What are the charges and deductions under the Contract?

For the charges and deductions that apply, see the “Fee Tables” immediately following this section and see the “Charges and Deductions” section of this Prospectus.

What are the tax consequences associated with the Contract?

You are generally required to pay taxes on amounts earned in a Non-Qualified Contract only when they are withdrawn. When you take distributions or withdrawals from a Contract, taxable earnings are considered to be paid out first, followed by the investment in the Contract. All or a portion of each annuity payment you receive under a Non-Qualified Contract will be taxable.

Distributions from a Contract are taxed as ordinary income. You may owe a 10% federal income tax penalty for distributions or withdrawals taken before age 59½.

You are generally required to pay taxes on all amounts withdrawn from a Qualified Contract because Purchase Payments were made with before-tax dollars. Restrictions and penalties may apply to withdrawals from Qualified Contracts. (See the “Federal Tax Matters” section of this Prospectus.)

If I have questions, where can I go?

“If you have any questions about the Contract, you can contact your registered representative or write us at American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269, or call us at 1-800-306-2959. If mail is addressed differently, there may be delays in the processing of requested transactions.”

FEE TABLES

Expenses Before the Annuity Date

The following tables summarize the charges we will make before the Annuity Date. The tables also summarize the fees and expenses of the Portfolios. You should consider this information with the information under the section “Charges and Deductions” in this Prospectus.

Contract Owner Transaction Expenses

The first table describes the fees and expenses that you pay at the time you buy the Contract, surrender the Contract, or transfer accumulation value between subaccounts. State premium taxes will be deducted if assessed by a state.

Sales Load as a Percentage of Purchase Payments:	0%

Deferred Sales Load (“Surrender Charge”)

Free Withdrawal Amount

In any Contract Year, you can withdraw the greater of (1) 10% of your Accumulation Value at the time of the withdrawal or (2) your Accumulation Value less total Purchase Payments (the “Free Withdrawal Amount”) with no Surrender Charge. The portion of a withdrawal in excess of the Free Withdrawal Amount is a withdrawal of Purchase Payments and is subject to a Surrender Charge. If you withdraw less than 10% of your Accumulation Value, the Free Withdrawal Amount available under the 10% option for any subsequent withdrawal in that Contract Year will be reduced by the percentage previously withdrawn. (See the “Surrender Charge” provision in the “Charges and Deductions” section in this Prospectus.)

Calculation of Surrender Charges

Surrender Charges vary, depending on the number of complete years elapsed since the Purchase Payment being withdrawn was paid, on a “first-paid, first-withdrawn” basis. The Surrender Charge will be deducted from your Accumulation Value, if sufficient. If your Accumulation Value is not sufficient, your withdrawal will be reduced accordingly. Surrender Charges will be a percentage of each Purchase Payment or portion thereof withdrawn as illustrated in the following table:

Number of Completed Years Since Purchase Payment Made	Surrender Charge as a Percentage of the Purchase Payment Withdrawn or Surrendered
Less than 1	7.0%
1	7.0%
2	6.0%
3	5.0%
4	4.0%
5	3.0%
6	2.0%
7 and thereafter	0.0%

EXCHANGE FEE	$10
A fee of $10 is charged for transfers among the Subaccounts and Fixed Account after twelve (12) transfers per Contract Year.

PERIODIC CHARGES OTHER THAN PORTFOLIO EXPENSES

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

ANNUAL CONTRACT FEE1	$35
SEPARATE ACCOUNT ANNUAL EXPENSES

	Base Policy Only		Base Policy Plus Enhanced Death Benefit
		Min. Guar. Rider	3% Rider	5% Rider
(as percentage of average net assets)
Mortality Risk	0.70%	0.80%	0.90%	1.05%
Expense Risk Fee	0.40%	0.40%	0.40%	0.40%
Administrative Asset Fee	0.10%	0.10%	0.10%	0.10%
Total Separate Account
Annual Expenses	1.20%	1.30%	1.40%	1.55%

1	Annual Contract Fee is not charged if all of your Accumulation Value is in Fixed Account or is greater than $50000 on the last day of a Contract Year.
2	These fees do not apply to funds in the Fixed Account.
Annual Portfolio Expenses

The next table shows the minimum and maximum total operating expenses charged by the Portfolio that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

	Minimum	Maximum
Total Expenses	0.35%	2.27%
(before fee waivers or reimbursements)
3
Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2010. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.35% and 1.90%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

Expenses During the Annuity Period

During the Annuity Period, we will charge the Separate Account a mortality risk fee of .70%, an expense risk fee of .45%, and an administrative asset fee of .10%. The Portfolios corresponding to the Subaccounts in which you have invested will charge the Portfolio annual expenses described above. No other fees or expenses are charged against the Contract during the Annuity Period.

Examples

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other Variable Annuity Contracts. These costs include Contract Owner transaction expenses, Contract Fees, Separate Account annual expenses and Portfolio fees and expenses.

Example with highest Portfolio expenses:

This example assumes that you invest $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Portfolios for the year ended December 31, 2010. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,101	$1,019	$836	$460
If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$436	$441	$447	$460
You should not consider the examples as representative of past or future expenses.

The purpose of the preceding tables is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The tables reflect expenses of the Separate Account and the Portfolios. The expenses shown above for the Portfolios are assessed at the underlying fund level and are not direct charges against the Separate Account’s assets or reductions from Accumulation Value. These expenses are taken into consideration in computing the Portfolio’s net asset value, which is the share price used to calculate the value of an Accumulation Unit. Actual expenses may be more or less than shown. As required by the Securities and Exchange Commission, the example assumes a 5% annual rate of return. This hypothetical rate of return is not intended to be representative of past or future performance of a Portfolio. For a more complete description of the management fees of the Funds, see their prospectuses.

Example with lowest Portfolio expenses:

This example uses the same assumptions as the prior example, except that it assumes the minimum fees and expenses of any of the Portfolios for the year ended December 31, 2010. Your actual expenses will vary depending upon the Portfolios you select.  Although your actual costs may be higher, based on these assumptions, your cost would be:

If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$863	$813	$647	$248
If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$198	$208	$218	$248

You should not consider the examples as representative of past or future expenses.

The purpose of the preceding tables is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The tables reflect expenses of the Separate Account and the Portfolios. The expenses shown above for the Portfolios are assessed at the underlying fund level and are not direct charges against the Separate Account’s assets or reductions from Accumulation Value. These expenses are taken into consideration in computing the Portfolio’s net asset value, which is the share price used to calculate the value of an Accumulation Unit. Actual expenses may be more or less than shown. As required by the Securities and Exchange Commission, the example assumes a 5% annual rate of return. This hypothetical rate of return is not intended to be representative of past or future performance of a Portfolio. For a more complete description of the management fees of the Funds, see their prospectuses.

ACCUMULATION UNIT VALUES For Contracts With No Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
INVESCO V.I. DYNAMICS FUND
Accumulation Unit Value at beginning of period	$0.818	$0.595	$1.160
Accumulation Unit Value at end of period	$1.025	$0.818	$0.595
Number of Accumulation Units outstanding at end of period	20,520	21,518	22,872
INVESCO V.I. FINANCIAL SERVICES FUND
Accumulation Unit Value at beginning of period	$0.510	$0.411	$1.026
Accumulation Unit Value at end of period	$0.564	$0.510	$0.411
Number of Accumulation Units outstanding at end of period	48,545	48,768	49,002
INVESCO V.I. GLOBAL HEALTH CARE FUND
Accumulation Unit Value at beginning of period	$1.129	$0.888	$1.259
Accumulation Unit Value at end of period	$1.165	$1.129	$0.888
Number of Accumulation Units outstanding at end of period	35,942	31,193	43,043
INVESCO V.I. GLOBAL REAL ESTATE FUND
Accumulation Unit Value at beginning of period	$2.110	$1.624	$2.969
Accumulation Unit Value at end of period	$2.450	$2.110	$1.624
Number of Accumulation Units outstanding at end of period	242,983	291,465	273,751
INVESCO V.I. SMALL CAP EQUITY FUND
Accumulation Unit Value at beginning of period	$0.893	$0.745	$1.098
Accumulation Unit Value at end of period	$1.135	$0.893	$0.745
Number of Accumulation Units outstanding at end of period	192,527	173,726	163,995
INVESCO V.I. TECHNOLOGY FUND
Accumulation Unit Value at beginning of period	$0.550	$0.354	$0.645
Accumulation Unit Value at end of period	$0.659	$0.550	$0.354
Number of Accumulation Units outstanding at end of period	231,876	309,009	158,145
INVESCO V.I. UTILITIES FUND
Accumulation Unit Value at beginning of period	$1.028	$0.904	$1.354
Accumulation Unit Value at end of period	$1.079	$1.028	$0.904
Number of Accumulation Units outstanding at end of period	373,980	509,033	570,991
ALGER BALANCED PORTFOLIO
Accumulation Unit Value at beginning of period	$1.008	$0.789	$1.170
Accumulation Unit Value at end of period	$1.099	$1.008	$0.789
Number of Accumulation Units outstanding at end of period	784,438	1,069,239	1,112,868

2007	2006	2005	2004	2003	2002	2001

$1.047	$0.913	$0.834	$0.745	$0.547	$0.813	$—
$1.160	$1.047	$0.913	$0.834	$0.745	$0.547	$0.813
26,662	28,240	13,324	11,174	3,242	4,095	—

$1.335	$1.160	$1.109	$1.032	$0.806	$0.959	$—
$1.026	$1.335	$1.160	$1.109	$1.032	$0.806	$0.959
52,583	47,020	30,355	27,199	28,330	8,888	7,805

$1.139	$1.096	$1.025	$0.965	$0.764	$1.025	$—
$1.259	$1.139	$1.096	$1.025	$0.965	$0.764	$1.025
48,116	69,087	66,650	60,714	59,190	21,253	2,968

$3.181	$2.258	$2.000	$1.482	$1.081	$1.028	$—
$2.969	$3.181	$2.258	$2.000	$1.482	$1.081	$1.028
321,097	312,345	168,462	140,225	77,480	3,738	—

$1.035	$0.918	$0.883	$0.785	$0.595	$0.875	$—
$1.098	$1.035	$0.918	$0.883	$0.785	$0.595	$0.875
189,489	98,355	44,064	25,092	1,302	883	—

$0.606	$0.555	$0.550	$0.532	$0.371	$0.706	$—
$0.645	$0.606	$0.555	$0.550	$0.532	$0.371	$0.706
134,166	109,421	81,428	53,014	62,777	15,956	—

$1.136	$0.916	$0.794	$0.650	$0.560	$0.712	$—
$1.354	$1.136	$0.916	$0.794	$0.650	$0.560	$0.712
632,820	333,164	211,088	20,564	13,193	3,454	—

$1.054	$1.019	$0.951	$0.920	$0.783	$0.903	$0.933
$1.170	$1.054	$1.019	$0.951	$0.920	$0.783	$0.903
1,287,028	1,344,254	1,361,716	1,108,051	987,473	807,878	44,883

ACCUMULATION UNIT VALUES For Contracts With No Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
ALGER LARGE CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.714	$0.491	$0.923
Accumulation Unit Value at end of period	$0.802	$0.714	$0.491
Number of Accumulation Units outstanding at end of period	377,609	377,935	414,854
ALGER GROWTH & INCOME PORTFOLIO
Accumulation Unit Value at beginning of period	$0.701	$0.534	$0.897
Accumulation Unit Value at end of period	$0.777	$0.701	$0.534
Number of Accumulation Units outstanding at end of period	133,397	130,398	148,817
ALGER CAPITAL APPRECIATION PORTFOLIO
Accumulation Unit Value at beginning of period	$0.874	$0.585	$1.080
Accumulation Unit Value at end of period	$0.985	$0.874	$0.585
Number of Accumulation Units outstanding at end of period	625,965	667,271	954,951
ALGER MID CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.949	$0.633	$1.538
Accumulation Unit Value at end of period	$1.119	$0.949	$0.633
Number of Accumulation Units outstanding at end of period	496,881	671,075	690,014
ALGER SMALL CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.849	$0.590	$1.119
Accumulation Unit Value at end of period	$1.051	$0.849	$0.590
Number of Accumulation Units outstanding at end of period	471,322	545,072	653,078
AMERICAN NATIONAL BALANCED PORTFOLIO*
Accumulation Unit Value at beginning of period	$1.071	$0.916	$1.205
Accumulation Unit Value at end of period	$-	$1.071	$0.916
Number of Accumulation Units outstanding at end of period	-	768,015	977,284
AMERICAN NATIONAL EQUITY INCOME PORTFOLIO*
Accumulation Unit Value at beginning of period	$0.954	$0.830	$1.198
Accumulation Unit Value at end of period	$-	$0.954	$0.830
Number of Accumulation Units outstanding at end of period	-	587,191	672,581

*On April 13, 2010, the Shareholders of the American National Growth Portfolio, the American National Equity Income Portfolio, the American National Balanced Portfolio, and the American National Money Market Portfolio (together the “Portfolios”) approved a Plan of Liquidation and Dissolution of the Portfolios that are a separate series of American National Investment Accounts, Inc. (the “Fund”.) On April 30, 2010, the Portfolios were liquidated and dissolved and the Fund terminated.

2007	2006	2005	2004	2003	2002	2001

$0.778	$0.749	$0.677	$0.649	$0.486	$0.734	$0.844
$0.923	$0.778	$0.749	$0.677	$0.649	$0.486	$0.734
349,749	313,600	957,580	1,070,297	515,856	475,928	86,053

$0.824	$0.763	$0.747	$0.701	$0.546	$0.802	$0.949
$0.897	$0.824	$0.763	$0.747	$0.701	$0.546	$0.802
221,643	152,370	143,489	152,528	92,239	91,271	41,849

$0.818	$0.695	$0.614	$0.575	$0.432	$0.661	$0.797
$1.080	$0.818	$0.695	$0.614	$0.575	$0.432	$0.661
731,831	156,812	109,188	100,947	312,992	259,540	58,083

$1.183	$1.087	$1.002	$0.897	$0.614	$0.882	$0.957
$1.538	$1.183	$1.087	$1.002	$0.897	$0.614	$0.882
561,646	417,105	258,789	287,287	165,356	58,359	50,831

$0.966	$0.814	$0.705	$0.612	$0.435	$0.597	$0.820
$1.119	$0.966	$0.814	$0.705	$0.612	$0.435	$0.597
624,054	496,508	115,807	67,068	38,235	13,984	10,025

$1.163	$1.057	$1.065	$1.016	$0.857	$0.929	$0.987
$1.205	$1.163	$1.057	$1.065	$1.016	$0.857	$0.929
1,415,138	1,277,414	1,386,976	989,173	470,378	184,293	96,328

$1.204	$1.030	$1.019	$0.944	$0.766	$0.903	$1.039
$1.198	$1.204	$1.030	$1.019	$0.944	$0.766	$0.903
740,053	690,934	778,558	657,275	380,154	272,783	231,855

ACCUMULATION UNIT VALUES For Contracts With No Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
AMERICAN NATIONAL GROWTH PORTFOLIO*
Accumulation Unit Value at beginning of period	$0.673	$0.553	$0.891
Accumulation Unit Value at end of period	$-	$0.673	$0.553
Number of Accumulation Units outstanding at end of period	-	299,836	368,754
AMERICAN NATIONAL MONEY MARKET PORTFOLIO*
Accumulation Unit Value at beginning of period	$1.094	$1.107	$1.104
Accumulation Unit Value at end of period	$-	$1.094	$1.107
Number of Accumulation Units outstanding at end of period	-	3,066,377	3,591,579
FEDERATED CAPITAL INCOME FUND II
Accumulation Unit Value at beginning of period	$0.981	$0.774	$0.984
Accumulation Unit Value at end of period	$1.086	$0.981	$0.774
Number of Accumulation Units outstanding at end of period	316,890	50,209	61,449
FEDERATED EQUITY INCOME FUND II
Accumulation Unit Value at beginning of period	$0.834	$0.733	$1.066
Accumulation Unit Value at end of period	$—	$0.834	$0.733
Number of Accumulation Units outstanding at end of period	—	288,066	284,760
FEDERATED HIGH INCOME BOND FUND II – Primary Shares
Accumulation Unit Value at beginning of period	$1.522	$1.007	$1.378
Accumulation Unit Value at end of period	$1.725	$1.522	$1.007
Number of Accumulation Units outstanding at end of period	617,819	751,026	642,225
FEDERATED KAUFMANN FUND II – Primary Shares
Accumulation Unit Value at beginning of period	$1.188	$0.936	$1.627
Accumulation Unit Value at end of period	$1.396	$1.188	$0.936
Number of Accumulation Units outstanding at end of period	129,284	79,558	56,637
FEDERATED MID CAP GROWTH STRATEGIES FUND II
Accumulation Unit Value at beginning of period	$0.744	$0.577	$1.033
Accumulation Unit Value at end of period	$—	$0.744	$0.577
Number of Accumulation Units outstanding at end of period	—	175,917	240,063

*On April 13, 2010, the Shareholders of the American National Growth Portfolio, the American National Equity Income Portfolio, the American National Balanced Portfolio, and the American National Money Market Portfolio (together the “Portfolios”) approved a Plan of Liquidation and Dissolution of the Portfolios that are a separate series of American National Investment Accounts, Inc. (the “Fund”.) On April 30, 2010, the Portfolios were liquidated and dissolved and the Fund terminated.

2007	2006	2005	2004	2003	2002	2001

$0.856	$0.766	$0.751	$0.708	$0.564	$0.788	$0.952
$0.891	$0.856	$0.766	$0.751	$0.708	$0.564	$0.788
259,558	276,081	387,541	334,158	62,589	42,827	68,227

$1.069	$1.036	$1.022	$1.026	$1.033	$1.035	$1.018
$1.104	$1.069	$1.036	$1.022	$1.026	$1.033	$1.035
861,323	805,899	672,106	738,077	2,433,948	5,669,242	4,470,160

$0.957	$0.838	$0.797	$0.734	$0.616	$0.820	$0.957
$0.984	$0.957	$0.838	$0.797	$0.734	$0.616	$0.820
77,154	114,636	109,287	83,893	152,489	110,689	103,803

$1.057	$0.869	$0.851	$0.763	$0.607	$0.775	$0.883
$1.066	$1.057	$0.869	$0.851	$0.763	$0.607	$0.775
311,840	141,574	160,561	156,270	62,499	64,587	3,864

$1.348	$0.932	$0.876	$0.806	$0.626	$0.864	$--
$1.378	$0.998	$0.932	$0.876	$0.806	$0.626	$0.864
638,630	103,520	77,350.	66,127	22,630	3,420	659

$1.360	$1.229	$1.067	$0.937	$0.740	$0.829	$0.959
$1.627	$1.353	$1.229	$1.067	$0.937	$0.740	$0.829
58,681	1,666,974	1,739,335	1,387,580	889,891	797,162	71,238

$0.886	$1.095	$--	N/A	N/A	N/A	N/A
$1.033	$1.297	$1.095	N/A	N/A	N/A	N/A
177,457	87,418	4,196	N/A	N/A	N/A	N/A

ACCUMULATION UNIT VALUES For Contracts With No Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
FEDERATED QUALITY BOND FUND II – Primary Shares
Accumulation Unit Value at beginning of period	$1.175	$0.988	$1.078
Accumulation Unit Value at end of period	$1.260	$1.175	$0.988
Number of Accumulation Units outstanding at end of period	139,494	163,938	217,706
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Accumulation Unit Value at beginning of period	$1.161	$1.117	$1.084
Accumulation Unit Value at end of period	$1.207	$1.161	$1.117
Number of Accumulation Units outstanding at end of period	271,889	157,011	119,190
FIDELITY VIP GROWTH STRATEGIES PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.804	$0.584	$1.156
Accumulation Unit Value at end of period	$0.990	$0.804	$0.584
Number of Accumulation Units outstanding at end of period	178,454	288,341	270,662
FIDELITY VIP CONTRAFUND PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.189	$0.888	$1.569
Accumulation Unit Value at end of period	$1.374	$1.189	$0.888
Number of Accumulation Units outstanding at end of period	1,841,464	2,186,187	2,359,975
FIDELITY VIP EQUITY-INCOME PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.941	$0.733	$1.298
Accumulation Unit Value at end of period	$1.069	$0.941	$0.733
Number of Accumulation Units outstanding at end of period	374,113	368,479	350,682
FIDELITY VIP GROWTH & INCOME PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.987	$0.787	$1.371
Accumulation Unit Value at end of period	$1.118	$0.987	$0.787
Number of Accumulation Units outstanding at end of period	175,523	190,198	179,412
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.666	$0.463	$1.045
Accumulation Unit Value at end of period	$0.813	$0.666	$0.463
Number of Accumulation Units outstanding at end of period	374,706	395,933	306,686
FIDELITY VIP INDEX 500 PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.799	$0.640	$1.031
Accumulation Unit Value at end of period	$0.906	$0.799	$0.640
Number of Accumulation Units outstanding at end of period	1,716,289	2,094,174	2,137,982

2007	2006	2005	2004	2003	2002	2001

$1.036	$1.231	$1.214	$1.112	$0.921	$0.920	$0.919
$1.078	$1.348	$1.231	$1.214	$1.112	$0.921	$0.920
201,429	489,580	491,291	376,152	370,954	306,402	283,596

$1.033	$1.198	$-	N/A	N/A	N/A	N/A
$1.084	$1.360	$1.198	N/A	N/A	N/A	N/A
52,154	18,654	3,374	N/A	N/A	N/A	N/A

$0.998	$0.828	$0.744	$0.652	$0.471	$0.647	$0.845
$1.156	$0.886	$0.828	$0.744	$0.652	$0.471	$0.647
196,626	156,749	66,964	29,527	6,241	5,141	2,457

$1.353	$1.006	$--	N/A	N/A	N/A	N/A
$1.569	$1.036	$1.006	N/A	N/A	N/A	N/A
2,225,007	90,531	6,087	N/A	N/A	N/A	N/A

$1.297	$1.003	$-	N/A	N/A	N/A	N/A
$1.298	$1.033	$1.003	N/A	N/A	N/A	N/A
308,624	23,870	3,889	N/A	N/A	N/A	N/A

$1.240	$1.112	$—	N/A	N/A	N/A	N/A
$1.371	$1.240	$1.112	N/A	N/A	N/A	N/A
146,446	76,562	44,565	N/A	N/A	N/A	N/A

$0.861	$0.829	$0.772	$0.731	$0.572	$0.742	$0.881
$1.045	$0.861	$0.829	$0.772	$0.731	$0.572	$0.742
423,299	221,807	169,855	95,917	61,983	42,986	37,621

$0.992	$0.870	$0.842	$0.772	$0.610	$0.797	$0.921
$1.031	$0.992	$0.870	$0.842	$0.772	$0.610	$0.797
2,205,481	1,775,792	1,357,761	1,226,655	850,841	642,738	486,518

ACCUMULATION UNIT VALUES For Contracts With No Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.158	$1.014	$1.064
Accumulation Unit Value at end of period	$1.231	$1.158	$1.014
Number of Accumulation Units outstanding at end of period	597,106	229,243	209,173
FIDELITY VIP MID CAP PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.884	$1.364	$2.287
Accumulation Unit Value at end of period	$2.394	$1.884	$1.364
Number of Accumulation Units outstanding at end of period	1,506,893	1,468,224	1,509,570
FIDELITY VIP MONEY MARKET PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$——	—	—
Accumulation Unit Value at end of period	$0.991	—	—
Number of Accumulation Units outstanding at end of period	2,675,796	—	—
FIDELITY VIP VALUE LEADERS PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.917	$0.715	$1.315
Accumulation Unit Value at end of period	$0.982	$0.917	$0.715
Number of Accumulation Units outstanding at end of period	140,451	35,627	60,820
FIDELITY VIP VALUE PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.925	$0.659	$1.249
Accumulation Unit Value at end of period	$1.074	$0.925	$0.659
Number of Accumulation Units outstanding at end of period	165,567	125,353	131,306
FIDELITY VIP VALUE STRATEGIES PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.044	$0.673	$1.399
Accumulation Unit Value at end of period	$1.305	$1.044	$0.673
Number of Accumulation Units outstanding at end of period	377,799	267,722	280,949
MFS CORE EQUITY SERIES
Accumulation Unit Value at beginning of period	$0.646	$0.494	$0.821
Accumulation Unit Value at end of period	$0.748	$0.646	$0.494
Number of Accumulation Units outstanding at end of period	35,711	53,945	62,906
MFS GROWTH SERIES
Accumulation Unit Value at beginning of period	$0.600	$0.441	$0.713
Accumulation Unit Value at end of period	$0.684	$0.600	$0.441
Number of Accumulation Units outstanding at end of period	167,490	231,869	285,284

2007	2006	2005	2004	2003	2002	2001

$1.035	$1.006	$—	—	—	—	—
$1.064	$1.035	$1.006	—	—	—	—
231,999	157,392	97,623	—	—	—	—

$2.007	$1.807	$1.549	$1.258	$0.921	$1.036	$—
$2.287	$2.007	$1.807	$1.549	$1.258	$0.921	$.036
1,510,292	1,110,006	1,206,303	919,800	365,393	269,045	14,858

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

$1.277	$1.125	$—	—	—	—	—
$1.315	$1.277	$1.125	—	—	—	—
72,702	14,492	17,228	—	—	—	—

$1.241	$1.098	$—	—	—	—	—
$1.249	$1.241	$1.098	—	—	—	—
132,071	63,231	8,851	—	—	—	—

$1.343	$1.172	$—	—	—	—	—
$1.399	$1.343	$1.172	—	—	—	—
341,099	150,775	—	—	—	—	—

$0.748	$0.665	$0.662	$0.595	$0.473	$0.681	$0.902
$0.821	$0.748	$0.665	$0.662	$0.595	$0.473	$0.681
76,213	79,258	69,832	78,131	119,085	91,725	65,929

$0.596	$0.559	$0.518	$0.464	$0.361	$0.551	$0.840
$0.713	$0.596	$0.559	$0.518	$0.464	$0.361	$0.551
263,367	195,752	174,018	71,128	76,831	77,746	49,717

$1.022	$0.916	$0.864	$0.785	$0.650	$0.833	$1.004
$1.114	$1.022	$0.916	$0.864	$0.785	$0.650	$0.833
395,301	411,939	443,395	464,113	407,518	77,484	39,796

ACCUMULATION UNIT VALUES For Contracts With No Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
MFS INVESTORS TRUST SERIES
Accumulation Unit Value at beginning of period	$0.926	$0.737	$1.114
Accumulation Unit Value at end of period	$1.014	$0.926	$0.737
Number of Accumulation Units outstanding at end of period	238,923	243,147	268,793
MFS RESEARCH SERIES
Accumulation Unit Value at beginning of period	$0.750	$0.599	$0.949
Accumulation Unit Value at end of period	$0.885	$0.750	$0.599
Number of Accumulation Units outstanding at end of period	8,262	8,150	14,343
T. ROWE PRICE EQUITY INCOME PORTFOLIO
Accumulation Unit Value at beginning of period	$1.250	$1.007	$1.596
Accumulation Unit Value at end of period	$1.421	$1.250	$1.007
Number of Accumulation Units outstanding at end of period	1,391,678	1,776,669	1,852,222
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
Accumulation Unit Value at beginning of period	$0.886	$0.589	$1.161
Accumulation Unit Value at end of period	$1.002	$0.886	$0.589
Number of Accumulation Units outstanding at end of period	1,426,368	1,230,882	1,383,770
T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO
Accumulation Unit Value at beginning of period	$1.368	$1.277	$1.273
Accumulation Unit Value at end of period	$1.393	$1.368	$1.277
Number of Accumulation Units outstanding at end of period	487,305	562,706	543,725
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$1.458	$1.009	$1.695
Accumulation Unit Value at end of period	$1.838	$1.458	$1.009
Number of Accumulation Units outstanding at end of period	137,161	166,341	174,931

2007	2006	2005	2004	2003	2002	2001
$1.022	$0.916	$0.864	$0.785	$0.650	$0.833	$1.004
$1.114	$1.022	$0.916	$0.864	$0.785	$0.650	$0.833
395,301	411,939	443,395	464,113	407,518	77,484	39,796

$0.849	$0.777	$0.730	$0.638	$0.517	$0.694	$0.893
$0.949	$0.849	$0.777	$0.730	$0.638	$0.517	$0.694
18,335	83,405	135,502	145,557	147,957	174,417	100,749

$1.564	$1.330	$1.296	$1.141	$0.920	$1.072	$1.084
$1.596	$1.564	$1.330	$1.296	$1.141	$0.920	$1.072
1,852,085	1,423,550	1,734,496	1,430,280	1,088,766	938,974	107,564

$1.040	$0.884	$0.771	$0.686	$0.532	$0.659	$0.858
$1.161	$1.040	$0.884	$0.771	$0.686	$0.532	$0.659
1,224,019	692,466	1,127,428	1,011,214	448,455	418,239	—

$1.222	$1.188	$1.182	$1.183	$1.148	$1.103	$1.031
$1.273	$1.222	$1.188	$1.182	$1.183	$1.148	$1.103
604,346	551,769	497,522	290,277	305,027	156,695	36,523

$1.460	$1.386	$1.222	$1.045	$0.765	$0.983	$1.005
$1.695	$1.460	$1.386	$1.222	$1.045	$0.765	$0.983
223,923	244,045	278,243	330,082	263,494	161,589	64,280

ACCUMULATION UNIT VALUES For Contracts With 3% Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
INVESCO V.I. DYNAMICS FUND
Accumulation Unit Value at beginning of period	$0.823	$0.586	$1.145
Accumulation Unit Value at end of period	$1.005	$0.823	$0.586
Number of Accumulation Units outstanding at end of period	—	—	—
INVESCO V.I. FINANCIAL SERVICES FUND
Accumulation Unit Value at beginning of period	$0.508	$0.405	$1.012
Accumulation Unit Value at end of period	$0.553	$0.508	$0.405
Number of Accumulation Units outstanding at end of period	—	—	—
INVESCO V.I. GLOBAL HEALTH CARE FUND
Accumulation Unit Value at beginning of period	$1.101	$0.874	$1.242
Accumulation Unit Value at end of period	$1.143	$1.101	$0.874
Number of Accumulation Units outstanding at end of period	—	—	—
INVESCO V.I. GLOBAL REAL ESTATE FUND
Accumulation Unit Value at beginning of period	$2.073	$1.599	$2.929
Accumulation Unit Value at end of period	$2.403	$2.073	$1.599
Number of Accumulation Units outstanding at end of period	—	—	—
INVESCO V.I. SMALL CAP EQUITY FUND
Accumulation Unit Value at beginning of period	$0.878	$0.734	$1.083
Accumulation Unit Value at end of period	$1.112	$0.878	$0.734
Number of Accumulation Units outstanding at end of period	—	—	—
INVESCO V.I. TECHNOLOGY FUND
Accumulation Unit Value at beginning of period	$0.540	$0.348	$0.636
Accumulation Unit Value at end of period	$0.646	$0.540	$0.348
Number of Accumulation Units outstanding at end of period	—	—	—
INVESCO V.I. UTILITIES FUND
Accumulation Unit Value at beginning of period	$1.001	$0.891	$1.335
Accumulation Unit Value at end of period	$1.058	$1.001	$0.891
Number of Accumulation Units outstanding at end of period	—	—	—
ALGER BALANCED PORTFOLIO
Accumulation Unit Value at beginning of period	$0.988	$0.775	$1.152
Accumulation Unit Value at end of period	$1.075	$0.988	$0.775
Number of Accumulation Units outstanding at end of period	336	343	353

2007	2006	2005	2004	2003	2002	2001

$1.035	$0.904	$0.828	$0.741	$0.545	$0.812	$—
$1.145	$1.035	$0.904	$0.828	$0.741	$0.545	$0.812
—	—	—	—	—	—	—

$1.319	$1.149	$1.100	$1.027	$0.803	$0.958	$—
$1.012	$1.319	$1.149	$1.100	$1.027	$0.803	$0.958
—	—	—	—	—	—	—

$1.126	$1.085	$1.018	$0.959	$0.761	$1.023	$—
$1.242	$1.126	$1.085	$1.018	$0.959	$0.761	$1.023
—	—	—	—	—	—	—

$3.145	$2.236	$1.985	$1.474	$1.077	$1.027	$—
$2.929	$3.145	$2.236	$1.985	$1.474	$1.077	$1.027
—	11,746	13,594	8,999	—	—	—

$1.023	$0.909	$0.876	$0.780	$0.593	$0.873	$—
$1.083	$1.023	$0.909	$0.876	$0.780	$0.593	$0.873
—	—	—	—	—	—	—

$0.599	$0.550	$0.546	$0.529	$0.369	$0.705	$—
$0.636	$0.599	$0.550	$0.546	$0.529	$0.369	$0.705
—	—	—	—	—	—	—

$1.123	$0.907	$0.788	$0.646	$0.558	$0.710	$—
$1.335	$1.123	$0.907	$0.788	$0.646	$0.558	$0.710
—	—	—	—	—	—	—

$1.040	$1.007	$0.942	$0.913	$0.778	$0.900	$0.932
$1.152	$1.040	$1.007	$0.942	$0.913	$0.778	$0.900
360	366	374	383	393	405	—

ACCUMULATION UNIT VALUES For Contracts With 3% Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
ALGER LARGE CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.702	$0.482	$0.908
Accumulation Unit Value at end of period	$0.785	$0.702	$0.482
Number of Accumulation Units outstanding at end of period	—	—	—
ALGER GROWTH & INCOME PORTFOLIO
Accumulation Unit Value at beginning of period	$0.770	$0.527	$0.883
Accumulation Unit Value at end of period	$0.760	$0.770	$0.527
Number of Accumulation Units outstanding at end of period	1,288	1,298	1,313
ALGER CAPITAL APPRECIATION PORTFOLIO
Accumulation Unit Value at beginning of period	$0.953	$0.575	$1.063
Accumulation Unit Value at end of period	$0.964	$0.953	$0.575
Number of Accumulation Units outstanding at end of period	2,075	2,098	2,131
ALGER MID CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.930	$0.621	$1.514
Accumulation Unit Value at end of period	$1.095	$0.930	$0.621
Number of Accumulation Units outstanding at end of period	60	72	85
ALGER SMALL CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.832	$0.580	$1.101
Accumulation Unit Value at end of period	$1.028	$0.832	$0.580
Number of Accumulation Units outstanding at end of period	—	—	—
AMERICAN NATIONAL BALANCED PORTFOLIO*
Accumulation Unit Value at beginning of period	$0.993	$0.900	$1.186
Accumulation Unit Value at end of period	$-	$0.993	$0.900
Number of Accumulation Units outstanding at end of period	-	6,043	6,088
AMERICAN NATIONAL EQUITY INCOME PORTFOLIO*
Accumulation Unit Value at beginning of period	$0.954	$0.816	$1.179
Accumulation Unit Value at end of period	$-	$0.954	$0.816
Number of Accumulation Units outstanding at end of period	-	73	86

*On April 13, 2010, the Shareholders of the American National Growth Portfolio, the American National Equity Income Portfolio, the American National Balanced Portfolio, and the American National Money Market Portfolio (together the “Portfolios”) approved a Plan of Liquidation and Dissolution of the Portfolios that are a separate series of American National Investment Accounts, Inc. (the “Fund”.) On April 30, 2010, the Portfolios were liquidated and dissolved and the Fund terminated.

2007	2006	2005	2004	2003	2002	2001

$0.768	$0.741	$0.670	$0.644	$0.483	$0.732	$0.843
$0.908	$0.768	$0.741	$0.670	$0.644	$0.483	$0.732
—	—	—	—	—	—	—

$0.813	$0.754	$0.740	$0.695	$0.543	$0.800	$0.948
$0.883	$0.813	$0.754	$0.740	$0.695	$0.543	$0.800
1,322	1,332	1,342	1,354	1,367	1,386	—

$0.807	$0.686	$0.608	$0.570	$0.429	$0.659	$0.796
$1.063	$0.807	$0.686	$0.608	$0.570	$0.429	$0.659
2,153	2,174	2,198	2,225	2,255	4,322	—

$1.167	$1.075	$0.992	$0.890	$0.611	$0.879	$0.956
$1.514	$1.167	$1.075	$0.992	$0.890	$0.611	$0.879
99	108	119	131	38	—	—

$0.953	$0.805	$0.698	$0.608	$0.433	$0.595	$0.819
$1.101	$0.953	$0.805	$0.698	$0.608	$0.433	$0.595
—	6,334	—	—	—	78,781	78,781
$1.147	$1.045	$1.055	$1.009	$0.852	$0.926	$0.986
$1.186	$1.147	$1.045	$1.055	$1.009	$0.852	$0.926
6,140	6,208	6,218	6,263	43,897	6,211	-

$1.188	$1.018	$1.010	$0.937	$0.762	$0.900	$1.038
$1.179	$1.188	$1.018	$1.010	$0.937	$0.762	$0.900
101	29,465	29,376	41,193	28,025	-	-

ACCUMULATION UNIT VALUES For Contracts With 3% Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
AMERICAN NATIONAL GROWTH PORTFOLIO*
Accumulation Unit Value at beginning of period	$0.662	$0.543	$0.877
Accumulation Unit Value at end of period	$-	$0.662	$0.543
Number of Accumulation Units outstanding at end of period		—	—

AMERICAN NATIONAL MONEY MARKET PORTFOLIO*
Accumulation Unit Value at beginning of period	$1.073	$1.087	$1.087
Accumulation Unit Value at end of period	$-	$1.073	$1.087
Number of Accumulation Units outstanding at end of period	-	-	-

FEDERATED CAPITAL INCOME FUND II
Accumulation Unit Value at beginning of period	$0.962	$0.760	$0.968
Accumulation Unit Value at end of period	$1.063	$0.962	$0.760
Number of Accumulation Units outstanding at end of period	—	—	—
FEDERATED EQUITY INCOME FUND II
Accumulation Unit Value at beginning of period	$0.818	$0.720	$1.050
Accumulation Unit Value at end of period	$—	$0.818	$0.720
Number of Accumulation Units outstanding at end of period	—	—	—-
FEDERATED HIGH INCOME BOND FUND II – Primary Shares
Accumulation Unit Value at beginning of period	$1.492	$0.990	$1.356
Accumulation Unit Value at end of period	$1.688	$1.492	$0.990
Number of Accumulation Units outstanding at end of period	—	—	—
FEDERATED KAUFMANN FUND II – Primary Shares
Accumulation Unit Value at beginning of period	$1.186	$0.929	$1.618
Accumulation Unit Value at end of period	$1.380	$1.186	$0.929
Number of Accumulation Units outstanding at end of period	—	—	—
FEDERATED MID CAP GROWTH STRATEGIES FUND II
Accumulation Unit Value at beginning of period	$0.730	$0.566	$1.017
Accumulation Unit Value at end of period	$—	$0.730	$0.566
Number of Accumulation Units outstanding at end of period	—	—	—

*On April 13, 2010, the Shareholders of the American National Growth Portfolio, the American National Equity Income Portfolio, the American National Balanced Portfolio, and the American National Money Market Portfolio (together the “Portfolios”) approved a Plan of Liquidation and Dissolution of the Portfolios that are a separate series of American National Investment Accounts, Inc. (the “Fund”.) On April 30, 2010, the Portfolios were liquidated and dissolved and the Fund terminated.

2007	2006	2005	2004	2003	2002	2001

$0.844	$0.757	$0.744	$0.702	$0.560	$0.785	$0.951
$0.877	$0.844	$0.757	$0.744	$0.702	$0.560	$0.785
—	—	—	—	—	—	—

$1.054	$1.024	$1.012	$1.018	$1.027	$1.032	$1.017
$1.087	$1.054	$1.024	$1.012	$1.018	$1.027	$1.032
—	—	—	—	—	--	5,671

$0.944	$0.828	$0.790	$0.729	$0.612	$0.817	$0.956
$0.968	$0.944	$0.828	$0.790	$0.729	$0.612	$0.817
—	—	—	—	—	—	—

$1.043	$0.859	$0.843	$0.758	$0.604	$0.773	$0.882
$1.050	$1.043	$0.859	$0.843	$0.758	$0.604	$0.773
—	—	—	—	—	—	—

$1.330	$1.217	$1.202	$1.104	$0.916	$0.916	$0.918
$1.356	$1.330	$1.217	$1.202	$1.104	$0.916	$0.916
—	—	—	—	—	—	—

$1.356	$1.197	$—	—	—	—	—
$1.618	$1.356	$1.197	—	—	—	—
—	—	—	—	—	—	—

$0.874	$0.819	$0.737	$0.647	$0.468	$0.645	$0.844
$1.017	$0.874	$0.819	$0.737	$0.647	$0.468	$0.645
—	—	—	—	—	—	—

ACCUMULATION UNIT VALUES For Contracts With 3% Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
FEDERATED QUALITY BOND FUND II – Primary Shares
Accumulation Unit Value at beginning of period	$1.164	$0.980	$1.073
Accumulation Unit Value at end of period	$1.246	$1.164	$0.980
Number of Accumulation Units outstanding at end of period	—	—	—
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Accumulation Unit Value at beginning of period	$1.151	$1.109	$1.079
Accumulation Unit Value at end of period	$1.193	$1.151	$1.109
Number of Accumulation Units outstanding at end of period	—	—	—
FIDELITY VIP GROWTH STRATEGIES PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.790	$0.575	$1.141
Accumulation Unit Value at end of period	$0.971	$0.790	$0.575
Number of Accumulation Units outstanding at end of period	—	—	—
FIDELITY VIP CONTRAFUND PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.973	$0.873	$1.544
Accumulation Unit Value at end of period	$1.344	$0.973	$0.873
Number of Accumulation Units outstanding at end of period	196	2,055	2,061
FIDELITY VIP EQUITY-INCOME PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.932	$0.728	$1.291
Accumulation Unit Value at end of period	$1.057	0.932	$0.728
Number of Accumulation Units outstanding at end of period	—	—	—
FIDELITY VIP GROWTH & INCOME PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.978	$0.781	$1.363
Accumulation Unit Value at end of period	$1.105	$0.978	$0.781
Number of Accumulation Units outstanding at end of period	—	—	—
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.653	$0.455	$1.029
Accumulation Unit Value at end of period	$0.795	$0.653	$0.455
Number of Accumulation Units outstanding at end of period	—	—	—
FIDELITY VIP INDEX 500 PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.795	$0.629	$1.015
Accumulation Unit Value at end of period	$0.886	$0.795	$0.629
Number of Accumulation Units outstanding at end of period	382	390	401

2007	2006	2005	2004	2003	2002	2001

$1.032	$1.005	$—	—	—	—	—
$1.073	$1.032	$1.005	—	—	—	—
—	—	—	—	—	—	—

$1.029	$1.002	$—	—	—	—	—
$1.079	$1.029	$1.002	—	—	—	—
—	—	—	—	—	—	—

$0.986	$0.923	$0.869	$0.801	$0.624	$0.862	$—
$1.141	$0.986	$0.923	$0.869	$0.801	$0.624	$0.862
—	—	—	—	—	—	—

$1.335	$1.215	$1.056	$0.930	$0.736	$0.826	$0.958
$1.544	$1.335	$1.215	$1.056	$0.930	$0.736	$0.826
2,065	2,069	204	206	208	75,093	74,882

$1.293	$1.093	$—	—	—	—	—
$1.291	$1.293	$1.093	—	—	—	—
10,609	—	—	—	—	—	—

$1.236	$1.111	$—	—	—	—	—
$1.363	$1.236	$1.111	—	—	—	—
10,052	—	—	—	—	—	—

$0.849	$0.819	$0.764	$0.725	$0.568	$0.739	$0.880
$1.029	$0.849	$0.819	$0.764	$0.725	$0.568	$0.739
—	—	—	—	—	—	—

$0.979	$0.860	$0.834	$0.767	$0.607	$0.794	$0.920
$1.015	$0.979	$0.860	$0.834	$0.767	$0.607	$0.794
409	417	426	436	447	116,710	116,249

ACCUMULATION UNIT VALUES For Contracts With 3% Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.147	$1.008	$1.058
Accumulation Unit Value at end of period	$1.217	$1.147	$1.008
Number of Accumulation Units outstanding at end of period	6,546	—	—
FIDELITY VIP MID CAP PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.800	$1.343	$2.256
Accumulation Unit Value at end of period	$2.347	$1.800	$1.343
Number of Accumulation Units outstanding at end of period	4,530	4,564	4,536
FIDELITY VIP MONEY MARKET PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$—	—	—
Accumulation Unit Value at end of period	$0.989	—	—
Number of Accumulation Units outstanding at end of period	6,693	—	—
FIDELITY VIP VALUE LEADERS PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.800	$0.712	$1.308
Accumulation Unit Value at end of period	$0.971	$0.800	$0.712
Number of Accumulation Units outstanding at end of period	-	4,909	4,918
FIDELITY VIP VALUE PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.916	$0.654	$1.242
Accumulation Unit Value at end of period	$1.062	$0.916	$0.654
Number of Accumulation Units outstanding at end of period	—	—	—
FIDELITY VIP VALUE STRATEGIES PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.036	$0.669	$1.392
Accumulation Unit Value at end of period	$1.291	$1.036	$0.669
Number of Accumulation Units outstanding at end of period	—	—	—
MFS CORE EQUITY SERIES
Accumulation Unit Value at beginning of period	$0.633	$0.485	$0.808
Accumulation Unit Value at end of period	$0.732	$0.633	$0.485
Number of Accumulation Units outstanding at end of period	—	—	—
MFS GROWTH SERIES
Accumulation Unit Value at beginning of period	$0.588	$0.433	$0.702
Accumulation Unit Value at end of period	$0.669	$0.588	$0.433
Number of Accumulation Units outstanding at end of period	-	—	—

2007	2006	2005	2004	2003	2002	2001

$1.031	$1.004	$—	—	—	—	—
$1.058	$1.031	$1.004	—	—	—	—
12,317	—	—	—	—	—	—

$1.983	$1.789	$1.537	$1.251	$0.917	$1.034	$—
$2.256	$1.983	$1.789	$1.537	$1.251	$0.917	$1.034
4,554	10,581	1,427	1,444	1,462	2,675	—

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

$1.273	$1.124	$—	—	—	—	—
$1.308	$1.273	$1.124	—	—	—	—
4,926	4,933	—	—	—	—	—

$1.237	$1.096	$—	—	—	—	—
$1.242	$1.237	$1.096	—	—	—	—
—	—	—	—	—	—	—

$1.339	$1.170	$—	—	—	—	—
$1.392	$1.339	$1.170	—	—	—	—
—	4,503	—	—	—	—	—

$0.737	$0.657	$0.655	$0.591	$0.470	$0.679	$0.901
$0.808	$0.737	$0.657	$0.655	$0.591	$0.470	$0.679
—	—	—	—	—	—	—

$0.588	$0.552	$0.513	$0.461	$0.359	$0.549	$0.839
$0.702	$0.588	$0.552	$0.513	$0.461	$0.359	$0.549
—	—	—	—	—	—	—

ACCUMULATION UNIT VALUES For Contracts With 3% Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
MFS INVESTORS TRUST SERIES
Accumulation Unit Value at beginning of period	$0.906	$0.724	$1.097
Accumulation Unit Value at end of period	$0.992	$0.906	$0.724
Number of Accumulation Units outstanding at end of period	-	—	—
MFS RESEARCH SERIES
Accumulation Unit Value at beginning of period	$0.758	$0.589	$0.934
Accumulation Unit Value at end of period	$0.866	$0.758	$0.589
Number of Accumulation Units outstanding at end of period	—	—	—
T. ROWE PRICE EQUITY INCOME PORTFOLIO
Accumulation Unit Value at beginning of period	$1.240	$0.990	$1.571
Accumulation Unit Value at end of period	$1.390	$1.240	$0.990
Number of Accumulation Units outstanding at end of period	—	6,451	6,479
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
Accumulation Unit Value at beginning of period	$0.870	$0.578	$1.143
Accumulation Unit Value at end of period	$0.981	$0.870	$0.578
Number of Accumulation Units outstanding at end of period	—	—	—
T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO
Accumulation Unit Value at beginning of period	$1.341	$1.255	$1.253
Accumulation Unit Value at end of period	$1.363	$1.341	$1.255
Number of Accumulation Units outstanding at end of period	—	—	—
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.932	$0.991	$1.669
Accumulation Unit Value at end of period	$1.799	$0.932	$0.991
Number of Accumulation Units outstanding at end of period	—	—	—

2007	2006	2005	2004	2003	2002	2001

$1.009	$0.905	$0.855	$0.779	$0.647	$0.830	$1.003
$1.097	$1.009	$0.905	$0.855	$0.779	$0.647	$0.830
—	—	—	—	—	—	—

$0.837	$0.768	$0.723	$0.633	$0.514	$0.691	$0.892
$0.934	$0.837	$0.768	$0.723	$0.633	$0.514	$0.691
—	—	—	—	—	—	—

$1.543	$1.315	$1.283	$1.132	$0.915	$1.068	$1.083
$1.571	$1.543	$1.315	$1.283	$1.132	$0.915	$1.068
15,164	17,015	87	38	68	58,213	58,111

$1.026	$0.874	$0.763	$0.680	$0.529	$0.656	$0.857
$1.143	$1.026	$0.874	$0.763	$0.680	$0.529	$0.656
—	—	—	—	—	—	—

$1.205	$1.174	$1.170	$1.174	$1.142	$1.099	$1.030
$1.253	$1.205	$1.174	$1.170	$1.174	$1.142	$1.099
—	—	—	—	—	—	—

$1.440	$1.370	$1.211	$1.037	$0.760	$0.979	$1.004
$1.669	$1.440	$1.370	$1.211	$1.037	$0.760	$0.979
—	—	—	—	—	50,534	50,534

ACCUMULATION UNIT VALUES For Contracts With 5% Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
INVESCO V.I. DYNAMICS FUND
Accumulation Unit Value at beginning of period	$0.857	$0.579	$1.133
Accumulation Unit Value at end of period	$0.991	$0.857	$0.579
Number of Accumulation Units outstanding at end of period	6,763	7,032	8,328
INVESCO V.I. FINANCIAL SERVICES FUND
Accumulation Unit Value at beginning of period	$0.502	$0.340	$1.002
Accumulation Unit Value at end of period	$0.545	$0.502	$0.340
Number of Accumulation Units outstanding at end of period	25,179	—	—
INVESCO V.I. GLOBAL HEALTH CARE FUND
Accumulation Unit Value at beginning of period	$1.083	$0.864	$1.230
Accumulation Unit Value at end of period	$1.126	$1.083	$0.864
Number of Accumulation Units outstanding at end of period	18,494	11,815	11,824
INVESCO V.I. GLOBAL REAL ESTATE FUND
Accumulation Unit Value at beginning of period	$2.026	$1.580	$2.899
Accumulation Unit Value at end of period	$2.368	$2.026	$1.580
Number of Accumulation Units outstanding at end of period	37,879	37,741	38,371
INVESCO V.I. SMALL CAP EQUITY FUND
Accumulation Unit Value at beginning of period	$0.866	$0.725	$1.073
Accumulation Unit Value at end of period	$1.096	$0.866	$0.725
Number of Accumulation Units outstanding at end of period	—	—	—
INVESCO V.I. TECHNOLOGY FUND
Accumulation Unit Value at beginning of period	$0.936	$0.344	$0.630
Accumulation Unit Value at end of period	$0.637	$0.936	$0.344
Number of Accumulation Units outstanding at end of period	1,066	1,068	—
INVESCO V.I. UTILITIES FUND
Accumulation Unit Value at beginning of period	$1.000	$0.880	$1.322
Accumulation Unit Value at end of period	$1.043	$1.000	$0.880
Number of Accumulation Units outstanding at end of period	17,570	81,322	79,297
ALGER BALANCED PORTFOLIO
Accumulation Unit Value at beginning of period	$0.974	$0.765	$1.139
Accumulation Unit Value at end of period	$1.058	$0.974	$0.765
Number of Accumulation Units outstanding at end of period	18,107	11,253	11,276

2007	2006	2005	2004	2003	2002	2001

$1.026	$0.897	$0.823	$0.738	$0.544	$0.811	$—
$1.133	$1.026	$0.897	$0.823	$0.738	$0.544	$0.811
7,493	7,826	—	—	—	—	—

$1.308	$1.141	$1.094	$1.022	$0.801	$0.957	$—
$1.002	$1.308	$1.141	$1.094	$1.022	$0.801	$0.957
—	—	—	—	10,254	—	—

$1.117	$1.077	$1.012	$0.955	$0.759	$1.022	$—
$1.230	$1.117	$1.077	$1.012	$0.955	$0.759	$1.022
11,824	11,824	70,846	48,369	27,658	17,133	17,133

$3.118	$2.220	$1.974	$1.468	$1.074	$1.025	$—
$2.899	$3.118	$2.220	$1.974	$1.468	$1.074	$1.025
37,227	29,492	32,901	21,924	24,198	—	—

$1.015	$0.903	$0.872	$0.777	$0.592	$0.872	$—
$1.073	$1.015	$0.903	$0.872	$0.777	$0.592	$0.872
—	—	—	—	—	—	—

$0.594	$0.546	$0.543	$0.527	$0.368	$0.704	$—
$0.630	$0.594	$0.546	$0.543	$0.527	$0.368	$0.704
—	—	—	—	—	—	—

$1.113	$0.901	$0.783	$0.644	$0.557	$0.710	$—
$1.322	$1.113	$0.901	$0.783	$0.644	$0.557	$0.710
64,791	64,791	38,674	—	—	—	—

$1.030	$0.998	$0.935	$0.908	$0.775	$0.898	$0.932
$1.139	$1.030	$0.998	$0.935	$0.908	$0.775	$0.898
15,599	16,019	18,005	20,644	63,176	26,714	29,770

ACCUMULATION UNIT VALUES For Contracts With 5% Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
ALGER LARGE CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.692	$0.476	$0.898
Accumulation Unit Value at end of period	$0.772	$0.692	$0.476
Number of Accumulation Units outstanding at end of period	240,934	275,520	309,155
ALGER GROWTH & INCOME PORTFOLIO
Accumulation Unit Value at beginning of period	$0.677	$0.520	$0.873
Accumulation Unit Value at end of period	$0.748	$0.677	$0.520
Number of Accumulation Units outstanding at end of period	132,202	132,263	132,342
ALGER CAPITAL APPRECIATION PORTFOLIO
Accumulation Unit Value at beginning of period	$0.854	$0.568	$1.051
Accumulation Unit Value at end of period	$0.948	$0.854	$0.568
Number of Accumulation Units outstanding at end of period	52,105	41,362	43,364
ALGER MID CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.917	$0.614	$1.497
Accumulation Unit Value at end of period	$1.078	$0.917	$0.614
Number of Accumulation Units outstanding at end of period	203,579	204,943	195,644
ALGER SMALL CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.820	$0.573	$1.089
Accumulation Unit Value at end of period	$1.012	$0.820	$0.573
Number of Accumulation Units outstanding at end of period	185,948	154,085	155,183
AMERICAN NATIONAL BALANCED PORTFOLIO*
Accumulation Unit Value at beginning of period	$1.034	$0.889	$1.172
Accumulation Unit Value at end of period	$-	$1.034	$0.889
Number of Accumulation Units outstanding at end of period	-	116,877	107,400
AMERICAN NATIONAL EQUITY INCOME PORTFOLIO*
Accumulation Unit Value at beginning of period	$0.922	$0.805	$1.166
Accumulation Unit Value at end of period	$-	$0.922	$0.805
Number of Accumulation Units outstanding at end of period	-	81,538	80,968

*On April 13, 2010, the Shareholders of the American National Growth Portfolio, the American National Equity Income Portfolio, the American National Balanced Portfolio, and the American National Money Market Portfolio (together the “Portfolios”) approved a Plan of Liquidation and Dissolution of the Portfolios that are a separate series of American National Investment Accounts, Inc. (the “Fund”.) On April 30, 2010, the Portfolios were be liquidated and dissolved and the Fund terminated.

2007	2006	2005	2004	2003	2002	2001

$0.760	$0.734	$0.666	$0.641	$0.482	$0.730	$0.843
$0.898	$0.760	$0.734	$0.666	$0.641	$0.482	$0.730
320,903	355,221	306,715	353,369	511,503	579,244	878,646

$0.805	$0.748	$0.734	$0.692	$0.541	$0.798	$0.948
$0.873	$0.805	$0.748	$0.734	$0.692	$0.541	$0.798
132,341	132,254	156,879	136,203	160,729	220,923	219,725

$0.799	$0.681	$0.604	$0.567	$0.428	$0.657	$0.796
$1.051	$0.799	$0.681	$0.604	$0.567	$0.428	$0.657
43,617	36,993	42,891	43,984	105,829	84,773	65,632

$1.156	$1.066	$0.985	$0.885	$0.608	$0.877	$0.955
$1.497	$1.156	$1.066	$0.985	$0.885	$0.608	$0.877
171,772	130,066	78,946	131,365	124,320	115,182	91,161

$0.943	$0.798	$0.694	$0.604	$0.431	$0.594	$0.819
$1.089	$0.943	$0.798	$0.694	$0.604	$0.431	$0.594
140,024	92,161	44,448	33,945	29,682	29,682	29,682

$1.136	$1.036	$1.047	$1.003	$0.849	$0.923	$0.985
$1.172	$1.136	$1.036	$1.047	$1.003	$0.849	$0.923
150,035	145,073	131,097	161,820	68,648	66,907	59,445

$1.176	$1.010	$1.003	$0.932	$0.759	$0.897	$1.037
$1.166	$1.176	$1.010	$1.003	$0.932	$0.759	$0.897
85,657	111,473	100,356	145,611	124,971	75,357	75,400

ACCUMULATION UNIT VALUES For Contracts With 5% Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
AMERICAN NATIONAL GROWTH PORTFOLIO*
Accumulation Unit Value at beginning of period	$0.652	$0.536	$0.867
Accumulation Unit Value at end of period	$-	$0.652	$0.536
Number of Accumulation Units outstanding at end of period	-	-	—
AMERICAN NATIONAL MONEY MARKET PORTFOLIO*
Accumulation Unit Value at beginning of period	$1.057	$1.074	$1.074
Accumulation Unit Value at end of period	$-	$1.057	$1.074
Number of Accumulation Units outstanding at end of period	-	235,876	499,100
FEDERATED CAPITAL INCOME FUND II
Accumulation Unit Value at beginning of period	$0.923	$0.751	$0.957
Accumulation Unit Value at end of period	$1.046	$0.923	$0.751
Number of Accumulation Units outstanding at end of period	52,026	25,577	27,426
FEDERATED EQUITY INCOME FUND II
Accumulation Unit Value at beginning of period	$0.806	$0.711	$1.038
Accumulation Unit Value at end of period	$—	$0.806	$0.711
Number of Accumulation Units outstanding at end of period	—	32,169	62,351
FEDERATED HIGH INCOME BOND FUND II – Primary Shares
Accumulation Unit Value at beginning of period	$1.463	$0.977	$1.341
Accumulation Unit Value at end of period	$1.661	$1.463	$0.977
Number of Accumulation Units outstanding at end of period	119,860	107,657	114,697
FEDERATED KAUFMANN FUND II – Primary Shares
Accumulation Unit Value at beginning of period	$1.153	$0.924	$1.612
Accumulation Unit Value at end of period	$1.368	$1.153	$0.924
Number of Accumulation Units outstanding at end of period	37,423	15,614	14,556
FEDERATED MID CAP GROWTH STRATEGIES FUND II
Accumulation Unit Value at beginning of period	$0.694	$0.559	$1.005
Accumulation Unit Value at end of period	$—	$0.694	$0.559
Number of Accumulation Units outstanding at end of period	—	35,626	37,557

*On April 13, 2010, the Shareholders of the American National Growth Portfolio, the American National Equity Income Portfolio, the American National Balanced Portfolio, and the American National Money Market Portfolio (together the “Portfolios”) approved a Plan of Liquidation and Dissolution of the Portfolios that are a separate series of American National Investment Accounts, Inc. (the “Fund”.) On April 30, 2010, the Portfolios were be liquidated and dissolved and the Fund terminated.

2007	2006	2005	2004	2003	2002	2001

$0.836	$0.750	$0.739	$0.699	$0.558	$0.783	$0.951
$0.867	$0.836	$0.750	$0.739	$0.699	$0.558	$0.783
-	—	—	—	—	—	—

$1.044	$1.015	$1.005	$1.013	$1.023	$1.029	$1.016
$1.074	$1.044	$1.015	$1.005	$1.013	$1.023	$1.029
392,322	231,737	245,486	33,305	98,997	118,289	454,685

$0.935	$0.821	$0.784	$0.725	$0.610	$0.815	$0.956
$0.957	$0.935	$0.821	$0.784	$0.725	$0.610	$0.815
13,570	15,098	15,699	16,349	27,436	27,447	25,683

$1.033	$0.852	$0.837	$0.754	$0.601	$0.771	$0.881
$1.038	$1.033	$0.852	$0.837	$0.754	$0.601	$0.771
100,556	107,929	121,698	235,416	180,033	167,582	211,175

$1.317	$1.207	$1.194	$1.098	$0.912	$0.914	$0.918
$1.341	$1.317	$1.207	$1.194	$1.098	$0.912	$0.914
152,778	136,048	128,364	50,833	40,013	40,013	11,331

$1.352	$1.195	$—	—	—	—	—
$1.612	$1.352	$1.195	—	—	—	—
14,994	16,530	—	—	—	—	—

$0.865	$0.812	$0.731	$0.644	$0.467	$0.644	$0.844
$1.005	$0.865	$0.812	$0.731	$0.644	$0.467	$0.644
40,924	56,427	45,599	50,164	55,368	—	—

ACCUMULATION UNIT VALUES For Contracts With 5% Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
FEDERATED QUALITY BOND FUND II – Primary Shares
Accumulation Unit Value at beginning of period	$1.156	$0.975	$1.068
Accumulation Unit Value at end of period	$1.235	$1.156	$0.975
Number of Accumulation Units outstanding at end of period	75,421	66,430	69,042
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Accumulation Unit Value at beginning of period	$1.143	$1.103	$1.074
Accumulation Unit Value at end of period	$1.183	$1.143	$1.103
Number of Accumulation Units outstanding at end of period	—	—	—
FIDELITY VIP GROWTH STRATEGIES PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.878	$0.568	$1.129
Accumulation Unit Value at end of period	$0.957	$0.878	$0.568
Number of Accumulation Units outstanding at end of period	1,233	1,139	1,001
FIDELITY VIP CONTRAFUND PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.149	$0.861	$1.527
Accumulation Unit Value at end of period	$1.323	$1.149	$0.861
Number of Accumulation Units outstanding at end of period	379,514	388,621	415,152
FIDELITY VIP EQUITY-INCOME PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.905	$0.724	$1.286
Accumulation Unit Value at end of period	$1.048	$0.905	$0.724
Number of Accumulation Units outstanding at end of period	55,019	21,153	44,134
FIDELITY VIP GROWTH & INCOME PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.000	$0.777	$1.358
Accumulation Unit Value at end of period	$1.096	$1.000	$0.777
Number of Accumulation Units outstanding at end of period	12,348	12,351	12,354
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.644	$0.449	$1.017
Accumulation Unit Value at end of period	$0.783	$0.644	$0.449
Number of Accumulation Units outstanding at end of period	99,223	103,827	110,330
FIDELITY VIP INDEX 500 PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.772	$0.621	$1.004
Accumulation Unit Value at end of period	$0.872	$0.772	$0.621
Number of Accumulation Units outstanding at end of period	507,813	565,182	685,244

2007	2006	2005	2004	2003	2002	2001

$1.030	$1.004	$—	—	—	—	—
$1.068	$1.030	$1.004	—	—	—	—
43,340	3,564	3,311	—	—	—	—

$1.027	$1.001	$—	—	—	—	—
$1.074	$1.027	$1.001	—	—	—	—
—	—	—	—	—	—	—

$0.978	$0.917	$0.864	$0.798	$0.622	$0.861	$—
$1.129	$0.978	$0.917	$0.864	$0.798	$0.622	$0.861
—	—	—	—	—	—	—

$1.322	$1.205	$1.049	$0.925	$0.733	$0.824	$0.958
$1.527	$1.322	$1.205	$1.049	$0.925	$0.733	$0.824
391,862	336,851	317,144	292,604	279,346	191,852	79,700

$1.290	$1.092	$—	—	—	—	—
$1.286	$1.290	$1.092	—	—	—	—
56,441	31,817	—	—	—	—	—

$1.233	$1.110	$—	—	—	—	—
$1.358	$1.233	$1.110	—	—	—	—
8,410	3,768	1,086	—	—	—	—

$0.841	$0.812	$0.759	$0.721	$0.566	$0.737	$0.879
$1.017	$0.841	$0.812	$0.759	$0.721	$0.566	$0.737
78,302	90,442	89,146	—	—	—	—

$0.969	$0.853	$0.828	$0.762	$0.605	$0.792	$0.919
$1.004	$0.969	$0.853	$0.828	$0.762	$0.605	$0.792
779,986	584,829	448,681	545,189	595,731	624,508	322,927

ACCUMULATION UNIT VALUES For Contracts With 5% Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.139	$1.002	$1.054
Accumulation Unit Value at end of period	$1.206	$1.139	$1.002
Number of Accumulation Units outstanding at end of period	31,130	21,722	20,544
FIDELITY VIP MID CAP PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.827	$1.328	$2.233
Accumulation Unit Value at end of period	$2.313	$1.827	$1.328
Number of Accumulation Units outstanding at end of period	151,737	154,229	156,717
FIDELITY VIP MONEY MARKET PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$—	—	—
Accumulation Unit Value at end of period	$0.988	—	—
Number of Accumulation Units outstanding at end of period	422,646	—	—
FIDELITY VIP VALUE LEADERS PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.891	$0.708	$1.303
Accumulation Unit Value at end of period	$0.963	$0.891	$0.708
Number of Accumulation Units outstanding at end of period	—	—	—
FIDELITY VIP VALUE PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.931	$0.650	$1.237
Accumulation Unit Value at end of period	$1.053	$0.931	$0.650
Number of Accumulation Units outstanding at end of period	29,315	29,315	29,314
FIDELITY VIP VALUE STRATEGIES PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.029	$0.664	$1.386
Accumulation Unit Value at end of period	$1.280	$1.029	$0.664
Number of Accumulation Units outstanding at end of period	32,589	34,360	36,714
MFS CORE EQUITY SERIES
Accumulation Unit Value at beginning of period	$0.627	$0.479	$0.799
Accumulation Unit Value at end of period	$0.720	$0.627	$0.479
Number of Accumulation Units outstanding at end of period	109,883	109,883	109,896
MFS GROWTH SERIES
Accumulation Unit Value at beginning of period	$0.583	$0.430	$0.698
Accumulation Unit Value at end of period	$0.662	$0.583	$0.430
Number of Accumulation Units outstanding at end of period	208,786	230,644	240,234

2007	2006	2005	2004	2003	2002	2001

$1.029	$1.003	$—	—	—	—	—
$1.054	$1.029	$1.003	—	—	—	—
21,164	13,022	—	—	—	—	—

$1.966	$1.777	$1.529	$1.246	$0.915	$1.033	$—
$2.233	$1.966	$1.777	$1.529	$1.246	$0.915	$1.033
129,506	99,328	122,264	123,454	103,718	98,157	520

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

$1.270	$1.123	$—	—	—	—	—
$1.303	$1.270	$1.123	—	—	—	—
—	—	—	—	—	—	—

$1.234	$1.095	$—	—	—	—	—
$1.237	$1.234	$1.095	—	—	—	—
34,795	12,615	—	—	—	—	—

$1.335	$1.169	$—	—	—	—	—
$1.386	$1.335	$1.169	—	—	—	—
25,435	12,582	—	—	—	—	—

$0.730	$0.652	$0.651	$0.588	$0.469	$0.677	$0.901
$0.799	$0.730	$0.652	$0.651	$0.588	$0.469	$0.677
118,992	120,485	122,159	123,956	123,533	126,514	194,373

$0.585	$0.551	$0.512	$0.461	$0.359	$0.551	$0.839
$0.698	$0.585	$0.551	$0.512	$0.461	$0.359	$0.551
240,340	340,891	340,956	341,022	351,778	351,883	405,022

ACCUMULATION UNIT VALUES For Contracts With 5% Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
MFS INVESTORS TRUST SERIES
Accumulation Unit Value at beginning of period	$0.909	$0.714	$1.084
Accumulation Unit Value at end of period	$0.977	$0.909	$0.714
Number of Accumulation Units outstanding at end of period	10,827	10,835	10,845
MFS RESEARCH SERIES
Accumulation Unit Value at beginning of period	$0.731	$0.583	$0.927
Accumulation Unit Value at end of period	$0.856	$0.731	$0.583
Number of Accumulation Units outstanding at end of period	25,506	25,506	25,506
T. ROWE PRICE EQUITY INCOME PORTFOLIO
Accumulation Unit Value at beginning of period	$1.208	$0.977	$1.553
Accumulation Unit Value at end of period	$1.368	$1.208	$0.977
Number of Accumulation Units outstanding at end of period	384,287	375,426	384,340
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
Accumulation Unit Value at beginning of period	$0.857	$0.571	$1.130
Accumulation Unit Value at end of period	$0.965	$0.857	$0.571
Number of Accumulation Units outstanding at end of period	121,893	184,015	231,586
T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO
Accumulation Unit Value at beginning of period	$1.322	$1.239	$1.239
Accumulation Unit Value at end of period	$1.342	$1.322	$1.239
Number of Accumulation Units outstanding at end of period	146,697	144,730	135,608
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$1.404	$0.979	$1.650
Accumulation Unit Value at end of period	$1.771	$1.404	$0.979
Number of Accumulation Units outstanding at end of period	81,971	82,585	80,931

2007	2006	2005	2004	2003	2002	2001

$0.999	$0.898	$0.849	$0.775	$0.644	$0.828	$1.003
$1.084	$0.999	$0.898	$0.849	$0.775	$0.644	$0.828
18,096	17,090	64,966	65,760	32,628	29,365	32,725

$0.832	$0.765	$0.720	$0.631	$0.514	$0.692	$0.892
$0.927	$0.832	$0.765	$0.720	$0.631	$0.514	$0.692
25,529	25,529	25,529	27,202	84,574	84,597	74,981

$1.528	$1.304	$1.274	$1.126	$0.911	$1.066	$1.082
$1.553	$1.528	$1.304	$1.274	$1.126	$0.911	$1.066
359,532	278,567	254,440	278,963	289,108	245,269	98,605

$1.016	$0.866	$0.758	$0.677	$0.527	$0.655	$0.857
$1.130	$1.016	$0.866	$0.758	$0.677	$0.527	$0.655
457,909	157,264	110,632	6,618	—	—	—

$1.193	$1.164	$1.162	$1.168	$1.137	$1.096	$1.029
$1.239	$1.193	$1.164	$1.162	$1.168	$1.137	$1.096
180,482	115,102	87,200	11,873	40,738	44,133	12,441

$1.426	$1.358	$1.202	$1.032	$0.757	$0.977	$1.004
$1.650	$1.426	$1.358	$1.202	$1.032	$0.757	$0.977
82,003	92,809	95,382	136,767	117,894	81,897	35,940

ACCUMULATION UNIT VALUES For Contracts With Minimum Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
INVESCO V.I. DYNAMICS FUND
Accumulation Unit Value at beginning of period	$0.824	$0.591	$1.153
Accumulation Unit Value at end of period	$1.015	$0.824	$0.591
Number of Accumulation Units outstanding at end of period	—	17,091	32,710
INVESCO V.I. FINANCIAL SERVICES FUND
Accumulation Unit Value at beginning of period	$0.538	$0.408	$1.019
Accumulation Unit Value at end of period	$0.559	$0.538	$0.408
Number of Accumulation Units outstanding at end of period	12,199	12,864	10,817
INVESCO V.I. GLOBAL HEALTH CARE FUND
Accumulation Unit Value at beginning of period	$1.122	$0.881	$1.251
Accumulation Unit Value at end of period	$1.154	$1.122	$0.881
Number of Accumulation Units outstanding at end of period	41,328	41,336	41,866
INVESCO V.I. GLOBAL REAL ESTATE FUND
Accumulation Unit Value at beginning of period	$2.092	$1.611	$2.949
Accumulation Unit Value at end of period	$2.426	$2.092	$1.611
Number of Accumulation Units outstanding at end of period	11,030	10,897	49,991
INVESCO V.I. SMALL CAP EQUITY FUND
Accumulation Unit Value at beginning of period	$0.944	$0.740	$1.091
Accumulation Unit Value at end of period	$1.124	$0.944	$0.740
Number of Accumulation Units outstanding at end of period	1,117	1,059	1,196
INVESCO V.I. TECHNOLOGY FUND
Accumulation Unit Value at beginning of period	$0.544	$0.351	$0.641
Accumulation Unit Value at end of period	$0.653	$0.544	$0.351
Number of Accumulation Units outstanding at end of period	54,322	354,875	53,115
INVESCO V.I. UTILITIES FUND
Accumulation Unit Value at beginning of period	$1.019	$0.898	$1.344
Accumulation Unit Value at end of period	$1.069	$1.019	$0.898
Number of Accumulation Units outstanding at end of period	26,271	51,342	151,593
ALGER BALANCED PORTFOLIO
Accumulation Unit Value at beginning of period	$0.998	$0.782	$1.161
Accumulation Unit Value at end of period	$1.087	$0.998	$0.782
Number of Accumulation Units outstanding at end of period	118,246	64,752	222,742

2007	2006	2005	2004	2003	2002	2001

$1.041	$0.908	$0.831	$0.743	$0.546	$0.812	$—
$1.153	$1.041	$0.908	$0.831	$0.743	$0.546	$0.812
27,012	27,058	27,745	27,713	39,094	39,449	—

$1.327	$1.155	$1.104	$1.030	$0.805	$0.958	$—
$1.019	$1.327	$1.155	$1.104	$1.030	$0.805	$0.958
10,314	10,395	10,348	10,272	7,891	—	—

$1.133	$1.090	$1.021	$0.962	$0.763	$1.024	$—
$1.251	$1.133	$1.090	$1.021	$0.962	$0.763	$1.024
43,327	43,330	42,645	37,461	38,216	38,714	2,012

$3.163	$2.247	$1.993	$1.478	$1.079	$1.027	$—
$2.949	$3.163	$2.247	$1.993	$1.478	$1.079	$1.027
46,927	172,023	101,705	204,219	173,401	—	—

$1.029	$0.914	$0.880	$0.783	$0.594	$0.874	$—
$1.091	$1.029	$0.914	$0.880	$0.783	$0.594	$0.874
1,200	1,164	1,221	1,253	—	—	—

$0.603	$0.553	$0.548	$0.530	$0.370	$0.705	$—
$0.641	$0.603	$0.553	$0.548	$0.530	$0.370	$0.705
66,829	66,851	85,346	75,497	10,516	10,527	—

$1.129	$0.912	$0.791	$0.648	$0.559	$0.711	$—
$1.344	$1.129	$0.912	$0.791	$0.648	$0.559	$0.711
350,742	324,785	416,711	—	—	—	—

$1.047	$1.013	$0.946	$0.917	$0.780	$0.902	$0.933
$1.161	$1.047	$1.013	$0.946	$0.917	$0.780	$0.902
230,733	208,028	193,205	181,063	165,785	132,265	—

ACCUMULATION UNIT VALUES For Contracts With Minimum Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
ALGER LARGE CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.709	$0.487	$0.915
Accumulation Unit Value at end of period	$0.793	$0.709	$0.487
Number of Accumulation Units outstanding at end of period	150,589	154,934	180,321
ALGER GROWTH & INCOME PORTFOLIO
Accumulation Unit Value at beginning of period	$0.694	$0.534	$0.890
Accumulation Unit Value at end of period	$0.769	$0.694	$0.534
Number of Accumulation Units outstanding at end of period	199,373	230,875	255,355
ALGER CAPITAL APPRECIATION PORTFOLIO
Accumulation Unit Value at beginning of period	$0.865	$0.580	$1.071
Accumulation Unit Value at end of period	$0.974	$0.865	$0.580
Number of Accumulation Units outstanding at end of period	140,726	391,435	200,672
ALGER MID CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.939	$0.627	$1.526
Accumulation Unit Value at end of period	$1.107	$0.939	$0.627
Number of Accumulation Units outstanding at end of period	171,350	450,494	270,716
ALGER SMALL CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$0.840	$0.585	$1.110
Accumulation Unit Value at end of period	$1.039	$0.840	$0.585
Number of Accumulation Units outstanding at end of period	222,822	42,964	75,573
AMERICAN NATIONAL BALANCED PORTFOLIO*
Accumulation Unit Value at beginning of period	$1.061	$0.908	$1.195
Accumulation Unit Value at end of period	$-	$1.061	$0.908
Number of Accumulation Units outstanding at end of period	-	87,846	95,341
AMERICAN NATIONAL EQUITY INCOME* PORTFOLIO
Accumulation Unit Value at beginning of period	$0.952	$0.823	$1.188
Accumulation Unit Value at end of period	$-	$0.952	$0.823
Number of Accumulation Units outstanding at end of period	-	124,332	126,223

*On April 13, 2010, the Shareholders of the American National Growth Portfolio, the American National Equity Income Portfolio, the American National Balanced Portfolio, and the American National Money Market Portfolio (together the “Portfolios”) approved a Plan of Liquidation and Dissolution of the Portfolios that are a separate series of American National Investment Accounts, Inc. (the “Fund”.) On April 30, 2010, the Portfolios were liquidated and dissolved and the Fund terminated.

2007	2006	2005	2004	2003	2002	2001

$0.773	$0.745	$0.674	$0.647	$0.485	$0.733	$0.844
$0.915	$0.773	$0.745	$0.674	$0.647	$0.485	$0.733
186,513	118,427	113,340	95,850	100,225	97,795	41,065

$0.819	$0.759	$0.743	$0.698	$0.545	$0.801	$0.949
$0.890	$0.819	$0.759	$0.743	$0.698	$0.545	$0.801
207,425	82,838	65,164	35,358	16,779	16,834	3,822

$0.813	$0.691	$0.611	$0.572	$0.430	$0.660	$0.797
$1.071	$0.813	$0.691	$0.611	$0.572	$0.430	$0.660
460,069	62,771	33,529	33,562	36,611	22,331	6,895

$1.175	$1.081	$0.997	$0.894	$0.613	$0.881	$0.956
$1.526	$1.175	$1.081	$0.997	$0.894	$0.613	$0.881
187,265	168,467	148,090	149,674	151,328	197,707	31,582

$0.959	$0.810	$0.702	$0.610	$0.434	$0.596	$0.820
$1.110	$0.959	$0.810	$0.702	$0.610	$0.434	$0.596
316,385	319,485	128,555	10,126	14,103	20,567	—

$1.155	$1.051	$1.060	$1.013	$0.855	$0.927	$0.986
$1.195	$1.155	$1.051	$1.060	$1.013	$0.855	$0.927
77,686	87,939	86,542	228,625	280,976	55,193	—

$1.196	$1.024	$1.015	$0.940	$0.764	$0.901	$1.038
$1.188	$1.196	$1.024	$1.015	$0.940	$0.764	$0.901
165,109	237,423	222,788	447,070	475,821	229,992	102,253

ACCUMULATION UNIT VALUES For Contracts With Minimum Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
AMERICAN NATIONAL GROWTH PORTFOLIO*
Accumulation Unit Value at beginning of period	$0.668	$0.548	$0.884
Accumulation Unit Value at end of period	$-	$0.668	$0.548
Number of Accumulation Units outstanding at end of period	-	123,831	150,096
AMERICAN NATIONAL MONEY MARKET PORTFOLIO*
Accumulation Unit Value at beginning of period	$1.083	$1.097	$1.095
Accumulation Unit Value at end of period	$-	$1.083	$1.097
Number of Accumulation Units outstanding at end of period	-	241,107	897,236
FEDERATED CAPITAL INCOME FUND II
Accumulation Unit Value at beginning of period	$0.873	$0.767	$0.976
Accumulation Unit Value at end of period	$1.075	$0.873	$0.767
Number of Accumulation Units outstanding at end of period	36,097	4,580	87,238
FEDERATED EQUITY INCOME FUND II
Accumulation Unit Value at beginning of period	$0.838	$0.726	$1.058
Accumulation Unit Value at end of period	$—	$0.838	$0.726
Number of Accumulation Units outstanding at end of period	—	37,106	29,146
FEDERATED HIGH INCOME BOND FUND II – Primary Shares
Accumulation Unit Value at beginning of period	$1.507	$0.999	$1.367
Accumulation Unit Value at end of period	$1.706	$1.507	$0.999
Number of Accumulation Units outstanding at end of period	260,195	645,046	118,242
FEDERATED KAUFMANN FUND II – Primary Shares
Accumulation Unit Value at beginning of period	$1.140	$0.932	$1.622
Accumulation Unit Value at end of period	$1.388	$1.140	$0.932
Number of Accumulation Units outstanding at end of period	7,529	6,143	6,966
FEDERATED MID CAP GROWTH STRATEGIES FUND II
Accumulation Unit Value at beginning of period	$0.737	$0.572	$1.025
Accumulation Unit Value at end of period	$—	$0.737	$0.572
Number of Accumulation Units outstanding at end of period	—	16,168	14,131

*On April 13, 2010, the Shareholders of the American National Growth Portfolio, the American National Equity Income Portfolio, the American National Balanced Portfolio, and the American National Money Market Portfolio (together the “Portfolios”) approved a Plan of Liquidation and Dissolution of the Portfolios that are a separate series of American National Investment Accounts, Inc. (the “Fund”.) On April 30, 2010, the Portfolios were liquidated and dissolved and the Fund terminated.

2007	2006	2005	2004	2003	2002	2001

$0.850	$0.761	$0.748	$0.705	$0.562	$0.787	$0.952
$0.884	$0.850	$0.761	$0.748	$0.705	$0.562	$0.787
25,085	55,326	52,156	49,174	44,199	12,202	2,838

$1.062	$1.030	$1.017	$1.022	$1.030	$1.033	$1.017
$1.095	$1.062	$1.030	$1.017	$1.022	$1.030	$1.033
129,703	15,354	259,467	124,052	15,710	—	119,640

$0.951	$0.833	$0.794	$0.732	$0.614	$0.818	$0.957
$0.976	$0.951	$0.833	$0.794	$0.732	$0.614	$0.818
87,245	87,251	87,259	87,267	87,276	112,748	12,924

$1.050	$0.864	$0.847	$0.761	$0.605	$0.774	$0.882
$1.058	$1.050	$0.864	$0.847	$0.761	$0.605	$0.774
38,218	38,419	29,294	33,491	43,458	16,684	—

$1.339	$1.224	$1.208	$1.108	$0.919	$0.918	$0.919
$1.367	$1.339	$1.224	$1.208	$1.108	$0.919	$0.918
124,144	131,936	137,120	118,508	58,473	58,473	—

$1.358	$1.198	$—	—	—	—	—
$1.622	$1.358	$1.198	—	—	—	—
25,670	2,672	—	—	—	—	—

$0.880	$0.823	$0.740	$0.650	$0.470	$0.646	$0.845
$1.025	$0.880	$0.823	$0.740	$0.650	$0.470	$0.646
17,512	25,477	19,757	33,472	42,538	58,548	24,672

ACCUMULATION UNIT VALUES For Contracts With Minimum Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
FEDERATED QUALITY BOND FUND II – Primary Shares
Accumulation Unit Value at beginning of period	$1.176	$0.984	$1.075
Accumulation Unit Value at end of period	$1.253	$1.176	$0.984
Number of Accumulation Units outstanding at end of period	165,549	34,190	17,571
FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II
Accumulation Unit Value at beginning of period	$1.172	$1.113	$1.081
Accumulation Unit Value at end of period	$1.200	$1.172	$1.113
Number of Accumulation Units outstanding at end of period	13,963	28,933	190,472
FIDELITY VIP GROWTH STRATEGIES PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.778	$0.579	$1.148
Accumulation Unit Value at end of period	$0.980	$0.778	$0.579
Number of Accumulation Units outstanding at end of period	26,794	26,798	26,803
FIDELITY VIP CONTRAFUND PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.177	$0.880	$1.557
Accumulation Unit Value at end of period	$1.359	$1.177	$0.880
Number of Accumulation Units outstanding at end of period	242,172	300,392	382,720
FIDELITY VIP EQUITY-INCOME PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.931	$0.731	$1.294
Accumulation Unit Value at end of period	$1.063	$0.931	$0.731
Number of Accumulation Units outstanding at end of period	56,438	58,252	131,125
FIDELITY VIP GROWTH & INCOME PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.983	$0.784	$1.367
Accumulation Unit Value at end of period	$1.111	$0.983	$0.784
Number of Accumulation Units outstanding at end of period	42,147	44,851	44,722
FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.660	$0.459	$1.037
Accumulation Unit Value at end of period	$0.804	$0.660	$0.459
Number of Accumulation Units outstanding at end of period	19,640	19,655	19,679
FIDELITY VIP INDEX 500 PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.791	$0.634	$1.023
Accumulation Unit Value at end of period	$0.896	$0.791	$0.634
Number of Accumulation Units outstanding at end of period	347,311	401,565	502,603

2007	2006	2005	2004	2003	2002	2001

$1.034	$1.006	$—	—	—	—	—
$1.075	$1.034	$1.006	—	—	—	—
—	—	—	—	—	—	—

$1.031	$1.003	$—	—	—	—	—
$1.081	$1.031	$1.003	—	—	—	—
25,080	4,167	—	—	—	—	—

$0.992	$0.928	$0.872	$0.804	$0.625	$0.863	$—
$1.148	$0.992	$0.928	$0.872	$0.804	$0.625	$0.863
33,859	36,164	36,177	26,768	26,779	26,790	2,899

$1.344	$1.222	$1.061	$0.934	$0.738	$0.827	$0.959
$1.557	$1.344	$1.222	$1.061	$0.934	$0.738	$0.827
404,775	338,141	231,448	146,562	146,019	83,373	31,697

$1.295	$1.094	$—	—	—	—	—
$1.294	$1.295	$1.094	—	—	—	—
122,034	79,449	—	—	—	—	—

$1.238	$1.111	$—	—	—	—	—
$1.367	$1.238	$1.111	—	—	—	—
17,318	—	—	—	—	—	—

$0.855	$0.824	$0.768	$0.728	$0.570	$0.740	$0.880
$1.037	$0.855	$0.824	$0.768	$0.728	$0.570	$0.740
64,073	13,133	13,146	13,159	13,174	12,595	20,068

$0.986	$0.865	$0.838	$0.770	$0.609	$0.795	$0.920
$1.023	$0.986	$0.865	$0.838	$0.770	$0.609	$0.795
477,810	453,254	354,889	376,876	383,806	357,939	70,208

ACCUMULATION UNIT VALUES For Contracts With Minimum Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.153	$1.011	$1.061
Accumulation Unit Value at end of period	$1.224	$1.153	$1.011
Number of Accumulation Units outstanding at end of period	180,575	26,721	17,099
FIDELITY VIP MID CAP PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.868	$1.354	$2.271
Accumulation Unit Value at end of period	$2.370	$1.868	$1.354
Number of Accumulation Units outstanding at end of period	286,296	292,554	289,201
FIDELITY VIP MONEY MARKET PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$—	—	—
Accumulation Unit Value at end of period	$0.990	—	—
Number of Accumulation Units outstanding at end of period	562,606	—	—
FIDELITY VIP VALUE LEADERS PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.914	$0.714	$1.311
Accumulation Unit Value at end of period	$0.977	$0.914	$0.714
Number of Accumulation Units outstanding at end of period	35,501	35,385	35,437
FIDELITY VIP VALUE PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$0.932	$0.656	$1.245
Accumulation Unit Value at end of period	$1.068	$0.932	$0.656
Number of Accumulation Units outstanding at end of period	40,966	44,247	52,537
FIDELITY VIP VALUE STRATEGIES PORTFOLIO (Class 2)
Accumulation Unit Value at beginning of period	$1.041	$0.671	$1.395
Accumulation Unit Value at end of period	$1.298	$1.041	$0.671
Number of Accumulation Units outstanding at end of period	44,957	148,653	59,240
MFS CORE EQUITY SERIES
Accumulation Unit Value at beginning of period	$0.634	$0.489	$0.814
Accumulation Unit Value at end of period	$0.740	$0.634	$0.489
Number of Accumulation Units outstanding at end of period	41,067	41,054	41,023
MFS GROWTH SERIES
Accumulation Unit Value at beginning of period	$0.594	$0.437	$0.708
Accumulation Unit Value at end of period	$0.677	$0.594	$0.437
Number of Accumulation Units outstanding at end of period	61,724	61,305	79,217

2007	2006	2005	2004	2003	2002	2001

$1.033	$1.005	$—	—	—	—	—
$1.061	$1.033	$1.005	—	—	—	—
—	—	—	—	—	—	—

$1.995	$1.798	$1.543	$1.254	$0.919	$1.035	$—
$2.271	$1.995	$1.798	$1.543	$1.254	$0.919	$1.035
411,957	524,028	477,281	362,948	293,462	65,017	33,015

—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—

$1.275	$1.124	$—	—	—	—	—
$1.311	$1.275	$1.124	—	—	—	—
30,022	20,444	—	—	—	—	—

$1.239	$1.097	$—	—	—	—	—
$1.245	$1.239	$1.097	—	—	—	—
—	—	—	—	—	—	—

$1.341	$1.171	$—	—	—	—	—
$1.395	$1.341	$1.171	—	—	—	—
110,467	—	—	—	—	—	—

$0.742	$0.661	$0.658	$0.593	$0.472	$0.680	$0.902
$0.814	$0.742	$0.661	$0.658	$0.593	$0.472	$0.680
41,019	40,558	40,839	50,082	50,708	13,943	15,330

$0.592	$0.556	$0.516	$0.462	$0.360	$0.550	$0.840
$0.708	$0.592	$0.556	$0.516	$0.462	$0.360	$0.550
79,829	64,494	57,341	43,015	43,804	47,180	9,997

ACCUMULATION UNIT VALUES For Contracts With Minimum Guaranteed Death Benefit Rider
Subaccount	2010	2009	2008
MFS INVESTORS TRUST SERIES
Accumulation Unit Value at beginning of period	$0.905	$0.730	$1.106
Accumulation Unit Value at end of period	$1.003	$0.905	$0.730
Number of Accumulation Units outstanding at end of period	72,250	73,583	74,295
MFS RESEARCH SERIES
Accumulation Unit Value at beginning of period	$0.765	$0.594	$0.942
Accumulation Unit Value at end of period	$0.876	$0.765	$0.594
Number of Accumulation Units outstanding at end of period	286	288	31,862
T. ROWE PRICE EQUITY INCOME PORTFOLIO
Accumulation Unit Value at beginning of period	$1.238	$0.998	$1.583
Accumulation Unit Value at end of period	$1.405	$1.238	$0.998
Number of Accumulation Units outstanding at end of period	462,256	406,245	574,441
T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO
Accumulation Unit Value at beginning of period	$0.878	$0.584	$1.152
Accumulation Unit Value at end of period	$0.992	$0.878	$0.584
Number of Accumulation Units outstanding at end of period	200,294	451,618	217,063
T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO
Accumulation Unit Value at beginning of period	$1.360	$1.266	$1.263
Accumulation Unit Value at end of period	$1.378	$1.360	$1.266
Number of Accumulation Units outstanding at end of period	48,557	46,322	411,468
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO
Accumulation Unit Value at beginning of period	$1.417	$1.000	$1.682
Accumulation Unit Value at end of period	$1.819	$1.417	$1.000
Number of Accumulation Units outstanding at end of period	101,562	11,720	12,344

2007	2006	2005	2004	2003	2002	2001

$1.016	$0.910	$0.859	$0.782	$0.649	$0.831	$1.004
$1.106	$1.016	$0.910	$0.859	$0.782	$0.649	$0.831
53,371	86,842	87,399	80,276	67,995	57,313	6,418

$0.843	$0.773	$0.726	$0.635	$0.516	$0.693	$0.893
$0.942	$0.843	$0.773	$0.726	$0.635	$0.516	$0.693
31,861	31,861	31,861	31,861	31,861	31,861	8,073

$1.553	$1.323	$1.289	$1.137	$0.918	$1.070	$1.084
$1.583	$1.553	$1.323	$1.289	$1.137	$0.918	$1.070
560,065	437,007	295,474	274,122	250,037	226,544	71,498

$1.033	$0.879	$0.767	$0.683	$0.530	$0.658	$0.858
$1.152	$1.033	$0.879	$0.767	$0.683	$0.530	$0.658
230,749	133,221	27,598	27,953	28,196	18,590	13,924

$1.213	$1.181	$1.176	$1.179	$1.145	$1.101	$1.031
$1.263	$1.213	$1.181	$1.176	$1.179	$1.145	$1.101
70,150	68,638	72,832	75,196	76,748	57,680	26,109

$1.450	$1.378	$1.217	$1.042	$0.762	$0.981	$1.005
$1.682	$1.450	$1.378	$1.217	$1.042	$0.762	$0.981
31,569	23,684	26,790	40,613	46,519	43,312	2,782

CONTRACT

Type of Contract

This Prospectus offers an individual deferred Variable Annuity Contract providing for future annuity payments. You can choose to vary your Purchase Payments or pay a single Purchase Payment. The Contract can be either a Qualified or Non-Qualified Contract.

In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts, unless the content specifies otherwise.

Certain provisions of the Contracts may be different than the general description in this Prospectus, and certain riders and options may not be available, because of legal restrictions in your state. See your Contract for specific variations since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract. See your agent or contact us for specific information that may be applicable to your state.

Contract Transactions

Surrenders and transfers requested by you and Purchase Payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 25, 2011, and Friday and Monday, December 23 and 26, 2011, and Monday, January 2, 2012 in observation of the Thanksgiving, Christmas and New Year holidays.  On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. monthly deductions, periodic charges, dollar cost averaging program, Portfolio rebalancing program, systematic withdrawal program) will be processed.  All other transactions will be processed on the next Valuation Date that we are open for business.

Contract Application and Purchase Payments

To purchase a Contract, you must complete an application and send the minimum Purchase Payment to our Home Office. (See “Allocation of Purchase Payments” following this provision.) If your application cannot be processed within five (5) business days after receipt, we will request your permission to retain the payment until the completed application is received. If the application is not completed, and we do not receive such permission within five (5) business days after receipt of the payment, we will return your payment. We will credit your initial Purchase Payment to the Contract within two (2) business days after a completed application is received at our Home Office. All additional Purchase Payments will be credited with an effective date on the date the additional Purchase Payment is received in our Processing Center.

You have a “free look” period during which you can return the Contract to our Processing Center and get a refund. The refund will equal the greater of (1) all of your Purchase Payments plus any charges for premium taxes deducted there from or (2) Accumulation Value plus any expenses deducted during such period. The “free look” period is established by state law and generally expires ten (10) days after you receive a Contract. We require that Purchase Payments received by us be allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio until the end of the fifteen (15) day period after the Date of Issue, or thirty-five (35) day period after the Date of Issue for a Contract issued to a person age 60 or over in California. Thereafter, amounts allocated to such Subaccount and Purchase Payments paid are allocated as directed by you. We will credit Purchase Payments received by us after the fifteen (15) day period, or thirty-five (35) day period for a Contract issued to a person age 60 or over in California, effective when such payments are received at our Processing Center. No Surrender Charges are assessed on refunds.

Allocation of Purchase Payments

After the end of the fifteen (15) day period, or thirty-five (35) day period for a Contract issued to a person age 60 or over in California, after the Date of Issue, the initial Purchase Payment and subsequent Purchase Payments will be allocated to the Subaccounts and the Fixed Account according to your instructions in the application. You can change these allocations at any time by written instruction to our Processing Center or by telephone, if a properly completed telephone transfer authorization form is on file with us.

Ways to Make Purchase Payments

“You may make Purchase Payments by check drawn on a U.S. bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.”  Purchase Payments after the initial Purchase Payment should be sent directly to the appropriate address shown on your billing statement.  If you do not receive a billing statement, send your Purchase Payment directly to American National Insurance Company, American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269.  We also accept Purchase Payments by bank draft, wire or exchange from another insurance company.  Purchase Payments from salary deduction plans may be made only if we agree.

If we receive your Purchase Payment through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your Purchase Payment on the day we actually receive it, rather than the day the deduction from your payroll occurs.  This is important for you to know because your Purchase Payment receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Crediting of Accumulation Units

Before the Annuity Date, Purchase Payments will be used to purchase Accumulation Units in Subaccounts and be allocated to the Fixed Account as you have instructed. We will determine the number of Accumulation Units purchased by dividing the dollar amount of the Purchase Payment allocated to a Subaccount by the Accumulation Unit value for that Subaccount computed following such allocation.

Allocation of Charges and Other Deductions to the Subaccounts and the Fixed Account

Unless you instruct differently, deductions from the Subaccounts and the Fixed Account will be made, pro rata, to the extent necessary for us to:

•	collect charges (except the Annual Contract Fee which is allocated pro-rata only among the Subaccounts);
•	pay surrender value;
•	provide benefits.
We will immediately reinvest dividends and capital gain distributions received from a Portfolio at net asset value in shares of that Portfolio.

Determining Accumulation Unit Values

The Accumulation Unit Value of each Subaccount reflects the investment performance of that Subaccount. We calculate Accumulation Unit Value on each Valuation Date by multiplying the Accumulation Unit Value for the preceding Valuation Date by a net investment factor for that Subaccount. The net investment factor is determined on each Subaccount on each Valuation Date as follows:

•
add the per share amount  of any dividends or capital gains distributions declared by the corresponding Portfolio during the Valuation Period to the net asset value of a share in the Portfolio at the close of business on such Valuation Date;

•	divide by the net asset value of a share in the Portfolio on the preceding Valuation Date; and
•	subtract the applicable administrative asset fee and mortality and expense risk fees.
We will calculate the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. Investment performance of the Portfolios will increase or decrease the Accumulation Unit Value for each corresponding Subaccount the Portfolio expenses and the deduction of certain charges by us will decrease the Accumulation Unit Value for each Subaccount.

Transfers

Transfers Before Annuity Date. You can make transfers among the Subaccounts and the Fixed Account subject to the following restrictions:

•	Requests for transfers must be in writing and must be received by our Processing Center or may be made by calling us if a properly completed telephone authorization form is on file with us.
•	Requests for transfers must be clear and complete to be in good order.
•	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.
•	The minimum amount which may remain in a Subaccount after a transfer is $1,000.
•
Each Contract Year, the total amount transferred from the Fixed Account cannot exceed the greater of (1) 10% of the amount in the Fixed Account on the date of transfer or (2) $1,000 unless you are participating in the Dollar Cost Averaging Program.

•
The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer. (See the “Exchange Fee” provision in the “Charges and Deduction” section of this Prospectus.)

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers—Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts.  If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one (1) Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing,” or “Short-term Trading.” We discourage Frequent Trading.  Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

•
When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

•
When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

•
When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

•
When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances. When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing.  For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two (2) or more Contracts that we believe are connected, such as two (2) policies with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and Contract provisions.  The Company retains the discretion to change its Frequent Trading policies and procedures at any time.  The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one (1) or more of the Portfolios in the future.

Portfolio Frequent Trading Restrictions.  In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio.  If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio.  Any such restriction or prohibition may remain in place indefinitely.  You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;
•	the SEC by order permits postponement for the protection of the Contract Owners; or
•
an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Transfers after the Annuity Date. After the Annuity Date, you can only make twelve (12) transfers among Subaccounts each Contract Year. You can transfer Annuity Units of one (1) Subaccount to Annuity Units of another Subaccount and to the Fixed Account at any time other than during the five (5) day interval before any annuity payment date. Transfers from the Fixed Account to the Subaccounts are not permitted during the Annuity Period.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959.  We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

•	transferring values;
•	changing how your purchase payments are allocated;
•	initiating, changing and stopping a Dollar Cost Averaging Program or a Rebalancing Program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

•	requiring callers to identify themselves and the Contract Owner or others (e.g., beneficiary) by name, social security number, date of birth, or other identifying information;
•	confirming telephone transactions in writing to you; and/or
•	recording telephone transactions.
There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions.  Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s can experience unscheduled outages or slowdowns for a variety of reasons.  These outages or slowdowns may delay or prevent our processing of your request.  Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Processing Center.

Special Programs

•
Dollar Cost Averaging Program – If you have at least $10,000 Accumulation Value in your Contract, you can instruct us to periodically transfer an amount or percentage from a Subaccount or the Fixed Account to any Subaccount(s). The transfers can be made monthly, quarterly, semi-annually or annually. The amount transferred each time must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. Transfers of Accumulation Value pursuant to this program will not be counted in determining whether the exchange fee applies. The program will be stopped if, on a transfer date, the Accumulation Value is less than $5,000. You can change the allocation instructions or stop the program by sending written notice or calling us by telephone if a properly completed telephone authorization form is on file with us. You can request participation in or discontinue the dollar cost averaging program at any time.

•
Fixed Account Dollar Cost Averaging Program – If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of 3%. The program is available only for Purchase Payments received on or prior to the Date of Issue. The minimum Purchase Payment to participate in the six (6) month dollar cost averaging option is $2,500.  The minimum Purchase Payment to participate in the twelve (12) month dollar cost averaging option is $5,000. If you terminate the Fixed Account dollar cost averaging program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account.

Dollar cost averaging results in the purchase of more Accumulation Units when Accumulation Unit Value is low, and fewer when Accumulation Unit Value is high. There is no guarantee that dollar cost averaging, will result in higher Accumulation Value or otherwise be successful.

•
Rebalancing Program - Under the rebalancing program, you can instruct us to allocate Purchase Payments and Accumulation Value among the Subaccounts and Fixed Account. In accordance with allocation instructions specified by you, we will rebalance your Accumulation Value by allocating Purchase Payments and transferring Accumulation Value among the Subaccounts and the Fixed Account. Rebalancing will be performed on a quarterly, semi-annual or annual basis as specified in the application. Transfers of Accumulation Value pursuant to this program will not be counted in determining whether the exchange fee applies. At the time the program begins, there must be at least $10,000 of Accumulation Value under the Contract. The program will be stopped if, on a rebalancing date, the Accumulation Value is less than $ 5,000. You can change the allocation instructions or stop the program by sending written notice or calling us by telephone if a properly completed telephone authorization form is on file with us. You can request participation in or discontinue such special program at any time.

There is no charge for participation in such special programs.

CHARGES AND DEDUCTIONS

Surrender Charge

Since no sales charge is deducted from your Purchase Payments, a Surrender Charge may be imposed on withdrawals to cover expenses of distributing the Contract. (See the “Deferred Sales Load (‘Surrender Charge’)” in the “Fee Tables” section of this Prospectus.)

Assume you have $40,000 Accumulation Value, $38,000 of which represents total Purchase Payments and $2,000 of which represents Accumulation Value less total Purchase Payments.

•
Example 1 - Assume you want to withdraw $7,000. You can withdraw the greater of (1) 10% of your $40,000 Accumulation Value or (2) Accumulation Value minus total Purchase Payments with no Surrender Charge. Since 10% of your Accumulation Value, $4,000, is greater than Accumulation Value minus total Purchase Payments, $2,000, your Free Withdrawal Amount will be $4,000.

Accordingly, $4,000 of your withdrawal will be free of Surrender Charge. The remaining $3,000 is a withdrawal of Purchase Payments and will be subject to a Surrender Charge.

•
Example 2 - Assume you have made a $3,000 withdrawal and want to make an additional $5,000 withdrawal in the same Contract Year. The first withdrawal would have been free because it was less than the Free Withdrawal Amount. However, such withdrawal would have utilized a portion of the Free Withdrawal Amount available in that Contract Year. The first part of the formula for calculating the Free Withdrawal Amount will be reduced by 7.5%, which is the percentage the first surrender was of your Accumulation Value at that time. If there have been no additional Purchase Payments or increases in the amount by which your Accumulation Value exceeds your total Purchase Payments since the first withdrawal, the Free Withdrawal Amount for the second withdrawal will be the greater of (1) 2.5% of your Accumulation Value, which is $925.00 or (2) Accumulation Value minus total Purchase Payments, which is zero. Accordingly, $925 of your second withdrawal will be free of Surrender Charges. The remaining $4,075 will be a withdrawal of Purchase Payments and will be subject to a Surrender Charge.

Even if your Accumulation Value is less than the total of your Purchase Payments, your Surrender Charge for a full surrender will be based upon the total of your Purchase Payments. Assume that you have $30,000 Accumulation Value, but you have paid $38,000 in Purchase Payments. On a full surrender, you can still withdraw 10% of your Accumulation Value, or $3,000, without a Surrender Charge; however, the applicable Surrender Charge percentage would then be applied to the total

Purchase Payments less the Free Withdrawal Amount, or $35,000, not the $30,000 in Accumulation Value.

Other Charges

Your Contract before the Annuity Date is subject to certain other charges:

•	Administrative Charges

A $35 Annual Contract Fee for each Contract Year unless all of your Accumulation Value is in the Fixed Account or is greater than $50,000 on the last day of a Contract Year.

An administrative asset fee charged daily against the Separate Account at an annual rate of 0.10%.

•	Premium Taxes

Premium taxes (which presently range from 0% to 3.5%) will be deducted from Purchase Payments if assessed by a state.

•	Mortality and Expense Risk Fees

We assume the risks that Annuitants as a class may live longer than expected and that fees may not be sufficient to cover our actual costs. In assuming these risks, we agree to make annuity payments to the Annuitant or other payee for as long as the Annuitant may live. In addition, we are at risk for the death benefits payable under the Contract.

For our promises to accept these risks, a mortality and expense risk fee will be assessed daily against the Separate Account during the Accumulation Period at a rate of 1.1% per annum, and during the Annuity Period at a rate of 1.15% per annum. This fee does not apply to funds in the Fixed Account.

If you select one of our optional Enhanced Death Benefit Riders, we will charge you a higher mortality risk fee during the Accumulation Period. The mortality and expense risk fee will be 1.20% for Contracts which include the minimum guaranteed death benefit rider. The mortality and expense risk fee will be 1.30% for Contracts which include the 3% guaranteed death benefit rider. The mortality and expense risk fee will be 1.45% for Contracts which include the 5% guaranteed death benefit rider. We will calculate a separate Accumulation Unit Value for the Contracts without an Enhanced Death Benefit Rider, and for Contracts with each type of Rider, in order to reflect the differences in the mortality risk fees. Mortality and expense risk fees do not apply to funds in the Fixed Account.

•	Charges for Taxes

Presently, there are none. We may, however, make a charge in the future if income or gains within the Separate Account incur federal, state, or local taxes or if our tax treatment changes. Charges for such taxes, if any, would be deducted from the Separate Account and the Fixed Account.

•	Exchange Fee

A $10.00 exchange fee is charged for transfers among the Subaccounts and Fixed Account after twelve (12) transfers per Contract Year. Such fee compensates us for the costs of effecting the transfers. The exchange fee will be deducted from the amount transferred.

Deduction of Fees

Deductions for Annual Contract Fees will be prorated among the Subaccounts.

Exceptions to Charges

We may reduce charges in sales to a trustee, employer, or similar entity if we determine that such sales reduce our sales or administrative expenses. We may also reduce charges in sales to directors, officers and bona fide full-time employees (and their spouses and minor children) of the Company.

The Contract may be sold directly, without compensation, to a registered representative, to employees, officers, directors, and trustees of the Company and our affiliated companies, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. In such case, a Contract may be credited with some or all of the cost savings resulting from such direct sale, but only if such credit will not be unfairly discriminatory to any person.

DISTRIBUTIONS UNDER THE CONTRACT

DISTRIBUTIONS BEFORE ANNUITY DATE

Surrenders

You can surrender your Contract, in whole or in part, before the Annuity Date subject to the following limitations:

•	If a partial surrender would leave less than $2,000 Accumulation Value, the Contract must be fully surrendered.

•
A partial surrender request should specify the allocation of that surrender among the Subaccounts and the Fixed Account. If not specified, we will prorate the surrender among the Subaccounts and the Fixed Account. Surrender Charges will be deducted from the Accumulation Value remaining after a partial surrender.

The Accumulation Unit value for Surrenders will be the applicable Accumulation Unit value determined on the Valuation Date following receipt by us at our Processing Center of your surrender request.

Surrender value is determined by:

•	multiplying the number of Accumulation Units for each Subaccount times the Accumulation Unit Value;

•	adding any Accumulation Value in the Fixed Account; and

•	deducting any Surrender Charge.

We expect to pay surrenders within seven (7) days of receipt of your written request in proper form. We may delay payment of a partial surrender from the Fixed Account for up to six (6) months.

Unless you provide us a written election not to have federal and state income taxes withheld, we are required by law to withhold such taxes from the taxable portion of any surrender, and to remit that amount to the federal and/or state government.

Systematic Withdrawal Program

Under the Systematic Withdrawal Program, you can instruct us to make payments of a predetermined dollar amount of Accumulation Value from one or more Subaccounts and the Fixed Account monthly, quarterly, semi-annually or annually. The total minimum systematic withdrawal payment is $100. The minimum systematic withdrawal from any one Subaccount or the Fixed Account is $50. Systematic withdrawals can be started at any time. We must receive written notification from you specifying the amount and frequency and timing of payment. You can specify the Subaccount from which systematic withdrawals will be made. If you do not specify, withdrawals will be taken pro-rata from each Subaccount. Surrender Charges will apply.

Because distributions may be taxable, you should consult your tax adviser before requesting systematic withdrawals. (See the “Federal Tax Matters” section of this Prospectus.)

Under the Systematic Withdrawal Program, you can participate in the Minimum Distributions Program by instructing us to calculate and make minimum distributions required if the Contract is used with a Qualified Plan. (See the “Taxation of Qualified Contracts” provision in the “Federal Tax Matters” section of this Prospectus.) We will determine the amount required to be distributed based on information you provide and choices you make. To participate in the Minimum Distributions Program, you must notify us of such election in writing in the calendar year during which you attain age 701/2. The Minimum Distributions Program is subject to all rules applicable to the Systematic Withdrawal Program. In addition, certain rules apply only to the Minimum Distributions Program. For a description of the requirements applicable to the Minimum Distributions Program, see

“Minimum Distributions Program” in the Statement of Additional Information. Numerous special tax rules apply to Contract Owners whose Contract is used with a qualified plan. You should consult a tax adviser before electing to participate in the Minimum Distributions Program.

Waiver of Surrender Charges

We will waive Surrender Charges in the following situations:

Confinement Waiver – The Surrender Charge will be waived upon receipt of written proof from a licensed physician that you have been confined in any of the following facilities for at least sixty (60) consecutive days:

•	a hospital which

(1)	is licensed or recognized by the state in which it is located;

(2)	provides or operates diagnostic and major surgery facilities for medical care and treatment of injured and sick persons on an inpatient basis;

(3)	charges for its services; and

(4)	provides twenty-four (24) hour nursing service by or under the supervision of a graduate registered nurse (R.N.).

•	a convalescent care facility which

(1)
is licensed by the state in which it is located as a convalescent nursing facility, a skilled nursing facility, a convalescent hospital, a convalescent unit of a hospital, an intermediate care facility, or a custodial care facility;

(2)	provides continuous nursing service by or under the supervision of a physician or a graduate registered nurse (R.N.);

(3)	maintains a daily record of each patient and makes your record available for review by us; and

(4)	administers a planned program of observation and treatment by a physician in accordance with existing standards of medical practice.

•	a hospice facility which

(1)	is licensed, certified or registered by the state in which it is located as a hospice facility;

(2)	provides a formal care program for terminally ill patients whose life expectancy is less than six (6) months; and

(3)	provides services on an inpatient basis as directed by a physician.

This waiver is not available:

(1)	if you are confined in a hospital, nursing home or hospice facility on the Date of Issue;

(2)	if the application is signed by power of attorney;

(3)	if you are more than age 80 on the Date of Issue;

(4)	if you enter the hospital, convalescent care facility or hospice facility within ninety (90) days from the Date of Issue; or

(5)	concerning surrenders or withdrawals requested more than ninety (90) days after the last day of confinement in such facility.

Disability Waiver - The Surrender Charge will be waived while you are physically disabled or diagnosed with a disabling terminal illness. Such waiver is subject to the following requirements:

•	proof of disability or disabling terminal illness, including written confirmation of receipt of Social Security Disability Benefits;

•	proof of continued disability; and

•	examination by a licensed physician chosen by us at our option.

This waiver is not available:

(1)	if you are receiving Social Security Disability Benefits on the Date of Issue;

(2)	if you are age 65 or older;

(3)	if you were diagnosed with a terminal illness before the Date of Issue; or

(4)	if you reside in certain states.

Death Benefit Before Annuity Date

If you or the Annuitant die before the Annuity Date, we will pay a standard death benefit equal to the greater of the Accumulation Value on the date due proof of death is received at our Home Office, or the sum of all Purchase Payments made less any withdrawals made prior to the date of death.

When you purchase your Contract, you may select an Enhanced Death Benefit Rider. The Enhanced Death Benefit Rider provides a minimum guaranteed death benefit should you or the Annuitant die before the Annuity Date. If you are not a natural person, the enhanced death benefit applies to the Annuitant’s death. If you select this rider, the death benefit will be the greater of the Accumulation Value or that provided by the Enhanced Death Benefit Rider. We will charge a higher mortality risk fee if you select one of these riders. If the Accumulation Value is greater than the death benefit provided by the Enhanced Death Benefit Rider, you will not receive any benefit from the Enhanced Death Benefit Rider or the higher mortality risk fee you paid for such rider. An Enhanced Death Benefit Rider can only be selected at the Date of Issue. If selected, the rider can not be changed or terminated unless the entire Contract is terminated. The rider expires on the Annuity Date. We offer three (3) optional Enhanced Death Benefit Riders:

(1)	minimum guaranteed death benefit rider;

(2)	3% guaranteed death benefit rider; and

(3)	5% guaranteed death benefit rider.

Minimum Guaranteed Death Benefit Rider

We recalculate the minimum guaranteed death benefit of your Contract each time you make a partial surrender, systematic withdrawal, and at the end of each six (6) Contract Years. During the first six (6) Contract Years, the minimum guaranteed death benefit will equal all Purchase Payments made less reductions to reflect partial surrenders and systematic withdrawals, if any, during such period. At the start of each subsequent six (6) Contract Year period, the minimum guaranteed death benefit will equal the greater of:

(1)	the Accumulation Value at the start of such six (6) Contract Year period; or

(2)
the minimum guaranteed death benefit  at the start of the immediately preceding six (6) Contract Year period prior to you attaining age 85, plus Purchase Payments less a reduction to reflect partial surrenders and systematic withdrawals, made since the start of such immediately preceding six (6) Contract Year period.

For all other dates, the minimum guaranteed death benefit will equal the minimum guaranteed death benefit at the start of such six (6) Contract Year period, plus Purchase Payments and less a reduction to reflect partial surrenders or systematic withdrawals made during such period. A reduction in the minimum guaranteed death benefit is made each time you make a partial surrender or systematic withdrawal. The reduction is calculated by dividing the minimum guaranteed death benefit on the date immediately before a partial surrender or systematic withdrawal by the Accumulation Value on the date immediately prior to the surrender or withdrawal and multiplying the result by the amount of the partial surrender or systematic withdrawal (inclusive of any related Surrender Charge).

Example 1 - Assume you have made $4,000 in total Purchase Payments during the first six (6) Contract Year period and have made no partial surrenders or systematic withdrawals. Your minimum guaranteed death benefit at the end of the first six (6) Contract Year period would be $4,000.

Example 2 - Assume you make a $2,000 partial surrender in the third Contract Year of the first six (6) Contract Year period, at which time you have made $4,000 in total Purchase Payments, and your Contract’s Accumulation Value is $8,000. Your minimum guaranteed death benefit would be recalculated and reduced at the time of such partial surrender. The amount of such reduction would be $1,000, which is calculated by:

•	dividing the minimum guaranteed death benefit immediately before the partial surrender ($4,000) by Accumulation Value at that time ($8,000); and

•	multiplying such amount ($4,000 divided by $8,000, or .5) times the amount of the partial surrender ($2,000).

Your minimum guaranteed death benefit before the partial surrender ($4,000) would be reduced by the amount necessary ($1,000) to reflect the partial surrender which would result in a new minimum guaranteed death benefit of $3,000.

Example 3 - Assume you make a $4,000 partial surrender in the second Contract Year of the second six (6) Contract Year period. Assume further that you have made $1,000 in total Purchase Payments since the end of the first six (6) Contract Year period, that your Contract Accumulation Value is $10,000 and that the minimum guaranteed death benefit at the start of the second six (6) Contract Year period is $8,000. Your minimum guaranteed death benefit would be recalculated and reduced at the time of such partial surrender. The amount of such reduction would be $3,600, which is calculated by:

•
dividing the minimum guaranteed death benefit immediately before the partial surrender of $9,000 ($8,000 for the minimum guaranteed death benefit at the end of the last six (6) Contract Year period plus $1,000 in Purchase Payments made since the end of the last six (6) Contract Year period) by Accumulation Value at that time ($10,000); and

•	multiplying such amount ($9,000 divided by $10,000, or .9) times the amount of the partial surrender ($4,000).

Your minimum guaranteed death benefit before the partial surrender ($9,000) would be reduced by the amount necessary ($3,600) to reflect the partial surrender which would result in a new minimum guaranteed death benefit of $5,400.

3% Guaranteed Death Benefit Rider

The 3% guaranteed death benefit is equal to (a) your total Purchase Payments, (b) less reductions to reflect any partial surrenders and systematic withdrawals, (c) plus interest at an annual effective rate of 3%. In no event will the 3% guaranteed death benefit exceed 200% of the net of Purchase Payments reduced by any partial surrenders and systematic withdrawals. Interest will accrue to the earlier of the date we receive proof of death; or

(1)	the day of the oldest Contract Owner’s 85th birthday; or

(2)	if the Contract Owner is a not a natural person, the oldest Annuitant’s 85th birthday.

After the 85th birthday of the oldest Owner, or if the Contract Owner is not a natural person, the oldest Annuitant, we will only adjust the 3% guaranteed death benefit for subsequent Purchase Payments, and for reductions to reflect subsequent partial surrenders or systematic withdrawals.

5% Guaranteed Death Benefit Rider

The 5% guaranteed death benefit is calculated in the same manner as the 3% guaranteed death benefit except that the interest is accrued at an annual effective rate of 5%, instead of 3%.

We expect to pay the death benefit in a lump sum to the beneficiary named in the Contract within seven (7) business days of receipt of proof of death in proper form.

In lieu of payment in a lump sum, you can elect that the death benefit be applied under one of the annuity options described in the “Annuity Options” provision in the “Distributions During the Annuity Period” section of this Prospectus. If you do not make such election, the beneficiary can do so. The person selecting the annuity option settlement may also designate contingent beneficiaries to receive any amounts due after death of the first beneficiary. The manner in which annuity payments to the beneficiary are determined and may vary, are described below under the subsection “Distributions During the Annuity Period.”

DISTRIBUTIONS DURING THE ANNUITY PERIOD

We will pay a monthly income benefit to the Annuitant beginning on the Annuity Date provided the Annuitant is still living. All or part of any amount payable at the Annuity Date may be applied to any of the annuity options. We will discharge in a single sum any liability under an assignment of the Contract and any applicable federal, state, municipal or other taxes, fees or assessments based on or predicated on the Purchase Payments which have not otherwise been deducted or offset. The remaining amount is the net sum payable. The minimum amount that we will apply to an Annuity Option is $5,000. No election can be made unless such election would produce an initial annuity payment of at least $100. Fixed basis income payment and variable basis income payment options are available. Our consent is required for any payment to a corporation, association, partnership, or trustee. Once an annuity payment is made, the annuity option cannot be changed to another annuity option.

Election of Annuity Option

•
Non-Qualified Contracts – The form of annuity is elected in the application. A Contract cannot be purchased after the Annuitant’s age 85 and annuity payments must begin no later than Annuitant’s age 95. If you have not elected an annuity option, we will begin fixed basis payments at age 95 under Option 2, Life Annuity with 120 monthly payments certain. (See the “Federal Tax Matters” section of this Prospectus.)

•
Qualified Contracts – The form of annuity is elected in the application. A Contract cannot be purchased after age 85. Generally, under the Internal Revenue Code, annuity payments must begin no later than April 1st of the calendar year following the calendar year in which the Annuitant reaches 701/2 or retires. If you have not elected an annuity option, we will begin fixed basis payments under Option 2, Life Annuity with 120 monthly payments certain. (See the “Federal Tax Matters” section of this Prospectus.)

Annuity Options

The following annuity options are available.

•
Option 1 - Life Annuity – Annuity payment payable monthly, during the lifetime of an individual, ceasing with the last annuity payment due before the death of the individual. This option offers the maximum level of monthly annuity payments since there is no provision for a minimum number of annuity payments or a death benefit for beneficiaries. It would be possible under this option for an individual to receive only one (1) annuity payment if death occurred before the due date of the second annuity payment, two (2) if death occurred before the third annuity payment date, etc.

•	Option 2 Life Annuity with ten (10) or twenty (20) Years Certain and Life Thereafter – An annuity payable monthly during the lifetime of an individual with payments made for a period certain of not less than ten (10) or twenty (20) years as elected. The annuity payments will be continued to a designated beneficiary until the end of the period certain upon the death of the individual.

•
Option 3 - Unit Refund Life Annuity – This option is available on variable basis income payment only. An annuity payable monthly during the lifetime of an individual with annuity payments made for a period certain not less than the number of months determined by dividing (1) the amount applied under this option by (2) the amount of the first monthly annuity payment. This option guarantees that the Annuity Units, but not the dollar value applied under this payout, will be repaid to the payee or his beneficiary.

•
Option 4 - Joint and Survivor Annuity – An annuity payable monthly during the joint lifetime of two (2) named individuals and thereafter during the lifetime of the survivor, ceasing with the last annuity payment due before the survivor’s death. It would be possible under this option for only (1) one annuity payment to be made if both individuals under the option died before the second annuity payment date, or only two (2) annuity payments if both died before the third annuity payment date, etc.

•
Option 5 - Installment Payments, Fixed Period – An amount payable monthly, for a fixed number of years not exceeding thirty (30). Fixed basis annuity payments will include interest at the effective rate of 2.5% per year.

•
Option 6 - Equal Installment Payments, Fixed Amount – An amount payable in equal monthly installments (not less than $6.25 per $1,000 applied) until the amount applied, adjusted by Subaccount investment results (variable basis payments) or interest at an effective rate of 2.5% per year (fixed basis payments), is exhausted. The final annuity payment will be the remaining balance.

•
Option 7 - Deposit Option - This option is available on a fixed basis payment only. The amount due may be left on deposit with us for placement in the General Account with interest at the rate of not less than 2.5% per year. Interest will be paid annually, semiannually, quarterly or monthly as elected.

•	Other Annuity Forms - May be agreed upon.

At any time, any amount remaining under Option 5, 6, or 7 may be withdrawn or, if that amount is at least $5,000, may be applied under any one (1) of the first four (4) options. In no case may payments under Option 1, 2, 3 or 4, be commuted. Under Option 5 and 6, you will receive the present value of any remaining payments using a discount rate equal to the effective interest rate used to compute the benefit plus 1%. For Option 7, you will receive the remaining balance.

The lump sum payment requested will be paid within seven (7) days of receipt of the request at our Processing Center based on the value computed on the next Valuation Date after receipt of the request. If the beneficiary dies while receiving annuity payments certain under Option 2, 3, 5, or 6 above, the present value of any remaining certain payments will be paid in a lump sum to the estate of the beneficiary. If the beneficiary dies after Option 7 has started, the balance held by us will be paid to the beneficiary’s estate.

Value of Variable Basis Annuity Payments

If you elect variable basis payments, the dollar amount of the first variable basis payment will depend on the annuity purchase rates described in your Contract for the annuity option you choose. These rates vary based on the Annuitant’s attained age at settlement and if applicable, gender, and if applicable, upon the attained age at settlement and gender of a second person you designate. Under such table, the longer the life expectancy of the Annuitant or the longer the period for which we guarantee to make payments under the option, the smaller the amount the first variable basis payment will be. As provided in your Contract and as explained below we may adjust the age used to determine payments.  After your first payment, the dollar amount of your payments will vary based on the investment performance of the Subaccount(s) you invest in and the Contract’s assumed interest rate.

Assumed Investment Rates

The assumed investment rate is an assumption we make regarding the investment performance of the Subaccounts you select. This rate is simply the total return, after expenses, you need to keep your variable income payments level. We assume an effective annual rate of 2.5%.

The annuity tables in the Contract used to calculate the annuity payments are based on an “assumed investment rate” of 2.5%. If the actual investment performance of the particular Subaccount selected is such that the net investment return is 2.5% per annum, the annuity payments will be as shown in the tables. If the actual net investment return exceeds 2.5%, the annuity payments will be higher than as shown in the tables. If the actual net investment return is less than 2.5%, the annuity payments will be lower than in the tables.

In other words, if the annualized investment performance after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is less than 2.5%, then the dollar amount of your variable basis income payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Subaccounts, measured between the day that the last payment was made and the day on which we are calculating the new payment, is greater than 2.5%, then the dollar amount of your income payment will increase.

At your election, where state law permits, an immediate annuity Contract may provide annuity benefits based on an assumed investment rate other than 2.5%. The annuity rates for immediate annuity Contracts are available upon request to us.

On the Annuity Date the net sum payable is applied and we determine the number of your Annuity Units for each Subaccount you select. The number of Annuity Units will not change unless you make a transfer. On the Annuity Date, the number of Annuity Units for a Subaccount is the portion of the first payment from that Subaccount divided by the Annuity Unit value for that Subaccount on the day the first payment is due. Each subsequent variable basis income payment will equal the sum of payments for each Subaccount. The payment for a Subaccount is the number of Annuity Units for that Subaccount times the Annuity Unit value for that Subaccount on the date the income payment is calculated.

Following the Annuity Date, the Annuity Unit value of each Subaccount for any Valuation Period will equal the Annuity Unit value for the preceding Valuation Period multiplied by the product of (a) and (b), where:

a)	is the net investment factor for the Valuation Period for which we are calculating the Annuity Unit value; and

b)	is an assumed interest rate factor equal to .99993235 raised to a power equal to the number of days in the Valuation Period.

The assumed interest rate factor in (b) above is the daily equivalent of dividing by one (1) plus the assumed investment rate of 2.5%. We may offer a plan that has a different assumed investment rate. If we do, the assumed investment rate factor we use in (b) above would change.

Annuity Provisions

We determine non-qualified life contingent annuity payments based on the Annuity 2000 Mortality Table and 2.5% interest which reflects the age and sex of the Annuitant and the type of annuity option selected. The attained age at settlement will be adjusted downward by one (1) year for each full five (5) year period that has elapsed since January 1, 2000. The annuity payment will also vary with the investment performance of Portfolios you choose.

We determine qualified life contingent annuity payments based on the Annuity 2000 Mortality Table (50% male and 50% female blend) and 2.5% interest which reflects the age of the Annuitant and type of annuity option selected and will vary with the investment performance of Portfolios you choose. The attained age at settlement will be adjusted downward by one (1) year for each full five (5) year period that has lapsed since January 1, 2000. The effect of this adjustment is a reduction in the annuity payment provided.

THE COMPANY, SEPARATE ACCOUNT, AND FUNDS

American National Insurance Company

The Company is a stock life insurance company chartered in 1905 in the State of Texas. We write individual and group life and accident and health insurance and annuities. Our Home Office is located in the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550-7947. The Libbie Shearn Moody Trust owns approximately 37.10% of the outstanding stock of American National Insurance Company. The Moody Foundation, which has a 75% contingent remainder interest in the Libbie Shearn Moody Trust, owns approximately 22.96% of the outstanding stock of American National Insurance Company.

We are regulated by the Texas Department of Insurance and are subject to the insurance laws and regulations of other states where we operate. Each year, we file a National Association of Insurance Commissioners convention blank with the Texas Department of Insurance. Such convention blank covers our operations and reports on our financial condition and the Separate Account’s financial condition as of December 31 of the preceding year. Periodically, the Texas Department of Insurance examines and certifies the adequacy of the Separate Account’s and our liabilities and reserves. Obligations under the Contract are our obligations.

The Separate Account

We established the Separate Account under Texas law on July 30, 1991. The Separate Account’s assets are held exclusively for the benefit of persons entitled to payments under Variable Annuity Contracts issued by us. We are the legal holder of the Separate Account’s assets and will cause the total market value of such assets to be at least equal to the Separate Account’s reserve and other Contract liabilities. Such assets are held separate and apart from our General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. Liabilities arising out of any other business we conduct cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, is credited to or charged against the Separate Account without regard to income, gains or losses arising out of other business that we conduct. However, if the Separate Account’s assets exceed its liabilities, the excess is available to cover the liabilities of our General Account.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust, which is a type of investment company. Such registration does not involve any SEC supervision of management or investment policies or practices. There are numerous Subaccounts within the Separate Account available to Contract Owners and each invests only in a corresponding Portfolio.

The Separate Account is not our only Separate Account that invests in the Portfolios. Other Separate Accounts, including those funding other Variable Annuity Contracts, variable life insurance policies and other insurance company variable Contracts and retirement plans, invest in some of the Portfolios. We do not believe this results in any disadvantages to you. However, there is a theoretical possibility that a material conflict of interest could arise with Owners of variable life insurance policies and Owners of other Variable Annuity Contracts whose values are allocated to other Separate Accounts investing in the Portfolios. There is also a theoretical possibility that a material conflict could arise between the interests of Contract Owners or Owners of other Contracts and the retirement plans or their participants which invest in the Portfolios. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, to take in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND:	THE ALGER PORTFOLIOS CLASS I-2 SHARES
ADVISER:	FRED ALGER MANAGEMENT, INC.
Subaccount investing in:	Investment objective:
Alger Small Cap Growth Portfolio*	seeks long-term capital appreciation
Alger Large Cap Growth Portfolio	seeks long-term capital appreciation
Alger Mid Cap Growth Portfolio	seeks long-term capital appreciation
Alger Capital Appreciation Portfolio	seeks long-term capital appreciation
Alger Growth & Income Portfolio	primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation
Alger Balanced Portfolio	seeks current income and long-term capital appreciation
*Not available for investment for contracts issued on or after July 1, 2007.

FUND:	FEDERATED INSURANCE SERIES
ADVISER:	FEDERATED INVESTMENT MANAGEMENT COMPANY

FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISER FOR FEDERATED CAPITAL INCOME FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED EQUITY INCOME FUND II AND FEDERATED KAUFMANN FUND II

Subaccount investing in:	Investment objective:
Federated Capital Income Fund II Investment Management Company	seeks to achieve high current Subadvised by: Federated income and moderate capital appreciation
Federated Mid Cap Growth Strategies Fund II	seeks capital appreciation
Federated Equity Income Fund II	seeks to provide above average income and capital appreciation
Federated Kaufmann Fund II – Primary Shares Subadvised by: Federated Global Investment Management Corp. Management Corp	seeks capital appreciation

ADVISER:	FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II
Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seeks high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

FUND:	FIDELITY VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2
ADVISER:	FIDELITY MANAGEMENT & RESEARCH COMPANY
Subaccount investing in:	Investment objective:
VIP Money Market Portfolio subadvised by:	seeks as high a level of current income as is consistent with preservation of capital and liquidity.
Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited

VIP Mid Cap Portfolio subadvised by:	seeks long-term growth of capital
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, FMR Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor's 500SM Index (S&P 500®)
Subadvised by:
Geode Capital Management
FMR Co., Inc.
VIP Contrafund® Portfolio	seeks long-term capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Growth Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

Subaccount investing in:	Investment objective:

VIP Growth Opportunities Portfolio	seeks to provide capital growth
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.

Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Equity-Income Portfolio	seeks reasonable income and will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
subadvised by:
FMR Co., Inc.
VIP Investment Grade Bond Portfolio	seeks as high a level of current income as is consistent with the preservation of capital subadvised by:
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth & Income Portfolio	seeks high total return through a combination of current income and capital appreciation.
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Leaders Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

FUND:	AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)* – SERIES I SHARES
ADVISER:	INVESCO AIM ADVISORS, INC.
Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks capital growth
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Utilities Fund	seeks capital growth and also seeks current income
Invesco V.I. Capital Development Fund*	seeks long-term growth of capital
Invesco V.I. Dividend Growth Fund**	seeks reasonable current income and long-term growth of income and capital
Invesco V.I. Technology Fund	seeks capital growth
Invesco V.I. Global Real Estate Fund	seeks to achieve high total return through growth of capital and current income.
Subadvisor(s): Invesco Trimark Investment Management Inc; Invesco Global Asset Management (N.A.), Inc.: Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited.

*Effective May 2, 2011, the Invesco V.I. Dynamics Fund will be acquired by the Invesco V.I. Capital Development Fund.  The Invesco V.I. Dynamics Fund ceased accepting any purchases, sales or other transactions on or about April 29, 2011.

**Effective May 2, 2011, the Invesco V.I. Financial Services Fund will be acquired by the Invesco V.I.  Dividend Growth Fund.  The Invesco V.I. Financial Services Fund ceased accepting any purchases, sales or other transactions on or about April 29, 2011.

FUND:	MFS® VARIABLE INSURANCE TRUST – INITIAL CLASS SHARES
ADVISER:	MASSACHUSETTS FINANCIAL SERVICE COMPANY
Subaccount investing in:	Investment objective:
MFS Core Equity Series	seeks capital appreciation
MFS Growth Series	seeks capital appreciation
MFS Research Series	seeks capital appreciation
MFS Investors Trust Series	seeks capital appreciation

T. ROWE PRICE
ADVISER:	T. Rowe Price Associates, Inc. is responsible for selection and management of the Portfolio investments of T. Rowe Price Equity Series, Inc. and the T. Rowe Price Fixed Income Series, Inc.
ADVISER:	T. ROWE PRICE INTERNATIONAL, INC., IS RESPONSIBLE FOR SELECTION AND MANAGEMENT OF THE PORTFOLIO INVESTMENTS OF T. ROWE PRICE INTERNATIONAL SERIES, INC.
FUND:	T. ROWE PRICE EQUITY SERIES, INC.
Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND:	T. ROWE PRICE FIXED INCOME SERIES, INC.
Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

FUND:	T. ROWE PRICE INTERNATIONAL SERIES, INC.
Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies
*Not available for investment in Contracts issued on or after May 1, 2004.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses that we incur. These payments may be derived, in whole or in part, from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees.  The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National.  American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and, in its role as an intermediary to the Funds.  American National and its affiliates may profit from these payments.

During 2010, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds	$ 70,193.26
(Invesco Variable Insurance Funds)
The Alger Fund	114,110.65
Fidelity Variable Insurance Products	716,969.98
Federated Insurance Series	75,646.34
MFS Variable Insurance Trust	18,208.72
T. Rowe Price	155,368.77
During 2011, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds	.25%
(Invesco Variable Insurance Funds)
The Alger Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.25%
MFS Variable Insurance Trust	.15%
T. Rowe Price Funds	.10%
The Portfolios are sold only to Separate Accounts of insurance companies offering Variable Annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Voting Rights

Since we are the legal holder of the Portfolio shares in the Separate Account, we have the right to vote such shares at shareholders’ meetings. To the extent required by law, we will vote in accordance with instructions from Contract Owners. The number of votes for which a Contract Owner has the right to provide instructions will be determined as of the record date selected by the

Fund. We will furnish you proper forms, materials, and reports to enable you to give us instructions if you choose.

The number of shares of a Portfolio for which you can give instructions is determined by dividing the Accumulation Value held in the corresponding Subaccount by the net asset value of one (1) share in such Portfolio. Fractional shares will be counted. Shares of a Portfolio held in a Subaccount for which you have not given timely instructions and other shares held in a Subaccount will be voted by us in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

Changes in Investment Options

We may establish additional Subaccounts, which would invest in additional Portfolios chosen by us. We may also, from time to time, discontinue the availability of existing Subaccounts. If we do, we may, by appropriate endorsement, make such changes to the Contract as we believe are necessary or appropriate. In addition, if a Subaccount is discontinued, we may redeem shares in the corresponding Portfolio and substitute shares of another Portfolio. We will not do so, or make other changes without prior notice to you and without complying with other applicable laws. Such laws may require approval by the SEC and the Texas Department of Insurance.

If we deem it to be in your best interest, and subject to any required approvals, we may combine the Separate Account with another of our Separate Accounts.

Fixed Account

Before the Annuity Date, you can allocate all or a portion of your Purchase Payments to the Fixed Account. In addition, if you participate in our Fixed Account dollar cost averaging program, you may designate amounts to be held in dollar cost averaging Fixed Account options. Subject to certain limitations, you can also transfer Accumulation Value from the Subaccounts to the Fixed Account. Transfers from the Fixed Account and from either of the dollar cost averaging Fixed Account options to the Subaccounts are restricted. (See the “Transfers” and the “Special Programs” provisions in the “Contract” section of this Prospectus.)

Purchase Payments allocated to and transfers from a Subaccount to the Fixed Account are placed in our General Account. Purchase Payments allocated to one of the dollar cost averaging Fixed Account options are placed in our General Account. We have sole discretion regarding the investment of and bear the investment risk with respect to the assets in our General Account. You bear the risk that the Fixed Account declared rate would fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the “33 Act”) and the General Account has not been registered as an investment company under the Investment Company Act of 1940 (the “40 Act”). Accordingly, neither the General Account nor any interest therein is generally subject to the provisions of the 33 Act or the 40 Act. We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account or any of the dollar cost averaging Fixed Account options portion of the Contract. However, disclosures regarding the Fixed Account or any of the dollar cost averaging Fixed Account options portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in prospectuses.

FEDERAL TAX MATTERS

The Following Discussion Is General and Is Not Tax Advice

Introduction

The following summary describes some of the federal income tax rules that apply to a Contract. This summary is not complete and does not cover all tax situations. Special tax rules, not discussed here, may apply to certain individuals. This discussion is not tax advice. You should consult a competent tax adviser for more complete information. This discussion is based upon our understanding of the present federal income tax laws. We do not know if these laws will change or how the Internal Revenue Service (the “IRS”) will interpret them. Moreover, the discussion below does not consider any applicable state or other tax laws. We have included additional discussion regarding taxes in the Statement of Additional Information.

Tax Status of the Contracts

The following discussion assumes that the Contract will qualify as an annuity Contract for federal income tax purposes. The Statement of Additional Information explains the requirements for qualifying as an annuity Contract.

Taxation of Annuities in General

If you are a natural person, you generally will not be taxed on increases in the Accumulation Value until you receive payments under the Contract. Any distribution of payments, including a full or partial surrender of a Contract, may subject you to income tax. If you assign or pledge (or agree to assign or pledge) any portion of a Contract’s Accumulation Value, this generally will be considered a distribution of payments to you and may be taxable.

Corporations, partnerships, trusts, and other entities that own a Contract generally must include in income increases in the excess of the Accumulation Value over the investment in the Contract. There are some exceptions to this rule and such a prospective Contract Owner should discuss these with a tax adviser.

The “investment in the contract” generally equals the amount, if any, of Purchase Payments paid with after-tax dollars (that is, Purchase Payments that were not excluded from the individual’s gross income) less any amounts withdrawn that were not taxable.

The following discussion applies to Contracts owned by natural persons.

Withdrawals

If you make a partial surrender from a Non-Qualified Contract (including Systematic Withdrawals), the amount received will be taxed as ordinary income, up to an amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at that time. In the case of a full surrender under a Non-Qualified Contract, the amount received generally will be taxable as ordinary income to the extent it exceeds the investment in the Contract.

Penalty Tax

For all distributions from Non-Qualified Contracts, there is a federal tax penalty equal to 10% of the amount treated as taxable income. However, in general, there is no penalty tax on distributions:

•	made after the taxpayer reaches age 59 1/2;

•	made because of the death of the Contract Owner;

•	attributable to the taxpayer becoming disabled; or

•	made as part of a series of substantially equal periodic payments for the life, or life expectancy, of the taxpayer.

There are other exceptions and special rules may apply to the exceptions listed above. You should consult a tax adviser with regard to exceptions from the penalty tax.

Annuity Payments

Although the tax consequences may vary depending on the annuity payment method elected under the Contract, generally only the portion of the annuity payment that represents the amount by which the Accumulation Value exceeds the investment in the Contract will be taxed.

•
For Variable Annuity payments, in general the taxable portion of each annuity payment is determined by a formula which establishes a specific non-taxable dollar amount of each annuity payment. This dollar amount is determined by dividing the investment in the Contract by the total number of expected annuity payments.

•
For fixed annuity payments, in general there is no tax on the portion of each annuity payment which reflects the ratio that the investment in the Contract bears to the total expected value of annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable.

In all cases, after the investment in the Contract is recovered, the full amount of any additional annuity payments is taxable.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are taxable to the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract; or

•	if distributed under an annuity option, they are taxed in the same way as annuity payments, as described above.

Transfers or Assignments of a Contract

A transfer or assignment of a Contract, the designation of certain Annuitants, or the selection of certain Annuity Dates may result in tax consequences that are not discussed herein. You should consult a tax advisor as to the tax consequences of any such transaction.

Required Distributions

In order to be treated as an annuity Contract for federal income tax purposes, the Code requires any Non-Qualified annuity Contract to contain certain provisions concerning how an interest in the Contract is distributed on the Owner’s death. The Non-Qualified Contracts contain provisions that are intended to comply with these Code requirements, although no regulations interpreting these requirements have yet been issued. We may modify the Contracts if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Withholding

Annuity distributions generally are subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Withholding is mandatory for certain Qualified Contracts.

Multiple Contracts

All Non-Qualified, deferred annuity Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one (1) annuity Contract for purposes of determining the amount includible in income when a taxable distribution occurs. In addition, there may be other situations in which the U.S. Treasury Department may conclude that it would be appropriate to aggregate two (2) or more annuity Contracts purchased by the same Owner (it has authority to issue regulations on aggregating multiple Contracts). Accordingly, you should consult a tax advisor before purchasing more than one (1) annuity Contract.

Exchanges

Section 1035 of the Internal Revenue Code (the “Code”) provides generally for tax-free exchanges of one (1) annuity Contract for another. A number of special rules and procedures apply to section 1035 exchanges. Anyone wishing to take advantage of section 1035 should consult a tax advisor.

Taxation of Qualified Contracts

The Qualified Contracts are designed for retirement plans that qualify for special income tax treatment under Sections 401(a), 403(b), 408, or 457 of the Code. Certain requirements apply to the purchase of a Qualified Contract and to distributions therefrom in order for you to receive favorable tax treatment. The following discussion assumes that Qualified Contracts qualify for the intended special federal income tax treatment.

The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. In general, adverse tax consequences may result from:

•	contributions made in excess of specified limits;
•	distributions received prior to age 59 1/2 (subject to certain exceptions);
•	distributions that do not conform to specified commencement and minimum distribution rules;
•	aggregate distributions in excess of a specified annual amount; and
•	contributions or distributions made in other circumstances.
The terms and conditions of the retirement plans may limit the rights otherwise available to you under a Qualified Contract. You are responsible for determining that contributions, distributions, and other transactions with respect to a Qualified Contract comply with applicable law. If you are considering purchasing an annuity Contract for use with any qualified retirement plan, you should get legal and tax advice.

Distributions from Qualified Contracts

Annuity payments from Qualified Contracts are generally taxed in the same manner as under a Non-Qualified Contract. When a withdrawal from a Qualified Contract occurs, all or some of the amount received is taxable. For Qualified Contracts, the investment in the Contract can be zero; in that case, the full amount of all distributions would be taxable. Distributions from certain qualified plans are generally subject to mandatory withholding.

For qualified plans under Sections 401(a), 403(b), and 457, the Code requires that distributions generally must begin by the later of April 1 of the calendar year following the calendar year in which the Contract Owner (or plan participant): (a) reaches age 70 1/2; or (b) retires. Distributions must be made in a specified form and manner. If the participant is a “five percent (5%) owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Contract Owner (or plan participant) reaches age 70 1/2. For Individual Retirement Annuities (IRAs) described in Section 408 of the Code, distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Contract Owner (or plan participant) reaches age 70 1/2.

❑Corporate and Self-Employed Pension and Profit Sharing Plans - Section 401(a) of the Code permits employers to establish retirement plans for employees and permits self-employed individuals to establish retirement plans for themselves and their employees. Adverse tax or other legal consequences to the plan, to the Plan Participant, or to both may result if this Contract is purchased by a 401(a) plan and later assigned or transferred to any individual. Employers intending to use the Contract with such plans should consult a tax advisor.

❑ Tax Sheltered Annuities - Under Code Section 403(b), public school systems and certain tax-exempt organizations may purchase annuity Contracts for their employees. Generally, payments to Section 403(b) annuity Contracts will be excluded from the gross income of the employee, subject to certain limitations. However, these payments may be subject to FICA (Social Security) taxes. Under Section 403(b) annuity Contracts, the following amounts may only be distributed upon death of the employee, attainment of age 59½, and separation from service, disability, or financial hardship:

(a)	salary reduction contributions made in years beginning after December 31, 1988;

(b)	earnings on those contributions; and

(c)	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

❑ Individual Retirement Annuities - Section 408 of the Code permits certain eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” Section 408 of the Code limits the amount, which may be contributed to an IRA each year to the lesser of a specified dollar amount for the year or 100% of the Contract Owner’s adjusted gross income. These contributions may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59½ (unless certain exceptions apply) are subject to a 10% penalty tax.

❑ Roth IRAs - Effective January 1, 1998, section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible, and must be made in cash or as a rollover or transfer from another IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax, and other special rules may apply. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (i) before age 59½ (subject to certain exceptions) or (ii) during the five (5) taxable years starting with the year in which the first contribution is made to the Roth IRA.

❑ Deferred Compensation Plans  Section 457 of the Code provides for certain deferred compensation plans available with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and taxexempt organizations. These plans are subject to various restrictions on contributions and distributions. Under nongovernmental plans, all amounts are subject to the claims of general creditors of the employer and depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457 plan obligations. In general, distributions from a deferred compensation plan are prohibited unless made after the plan participant attains age 70½, separates from service, dies, or suffers an unforeseeable financial emergency. Distributions under these plans are taxable as ordinary income in the year paid or made available. Adverse tax consequences may result from certain distributions that do not conform to applicable commencement and minimum distribution rules.

Possible Changes in Taxation

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or other means (such as U.S. Treasury Department regulations, Internal Revenue Service revenue rulings, and judicial decisions). It is possible that any change could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser regarding such developments and their effect on the Contract.

Other Tax Issues

Qualified Plans have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax advisor for more information about these distribution rules.

“Eligible rollover distributions” from section 401(a), 403(b), and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form, or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if the employee chooses a “direct rollover” from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions.

Other distributions from Qualified Plans generally are subject to withholding for the Plan Participant’s federal income tax liability. The withholding rate varies according to the type of distribution and the Participant’s tax status. The Participant will be provided the opportunity to elect not to have tax withheld from distributions.

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity Contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity Contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity Contract is transferred to, or a death benefit is paid to, an individual two (2) or more generations younger than the Participant. Regulations issued under the Code may require us to deduct the tax from the Contract, or from any applicable payment, and pay it directly to the IRS.

The Internal Revenue Service recently announced that income received by residents of Puerto Rico under life insurance or annuity Contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity Contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity Contract purchase.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment of the group unallocated Contract. We make no guarantee regarding the tax status of the Contract and do not intend the above discussion as tax advice.

INVESTMENT PERFORMANCE

Investment Performance information for the Subaccounts may appear in reports and advertising to current and prospective Contract Owners. The performance information is based on historical investment experience of the Subaccounts and the Portfolios and does not indicate or represent future performance.

Total returns are based on the overall dollar or percentage change in value of a hypothetical investment. Total return quotations reflect changes in Portfolio share prices, the automatic reinvestment by the Separate Account of all distributions and the deduction of applicable annuity charges (including any contingent deferred sales charges that would apply if a Contract Owner surrendered the Contract at the end of the period indicated). Quotations of total return may also be shown that do not take into account certain contractual charges such as a contingent deferred sales load. The total return percentage will be higher under this method than under the standard method described above.

A cumulative total return reflects performance over a stated period. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a Subaccount’s returns, you should recognize that they are not the same as actual year-by-year results.

Some Subaccounts may also advertise yield. These measures reflect the income generated by an investment in the Subaccount over a specified period of time. This income is annualized and shown as a percentage. Yields do not take into account capital gains or losses or the contingent deferred sales load or Enhanced Death Benefit rider costs.

The Subaccount investing in the Fidelity VIP Money Market Portfolio may advertise its current and effective yield. Current yield reflects the income generated by an investment in the Subaccount over a seven (7) day period. Effective yield is calculated in a similar manner except that income earned is assumed to be reinvested.

DISTRIBUTION OF THE CONTRACT

Principal Underwriter

Securities Management and Research, Inc. (“SM&R”), 701 Tama Street, Building B, P. O. Box 868, Marion, Iowa 52302-0868, is the distributor and principal underwriter of the Contract. SM&R was organized under the laws of the State of Florida in 1964; is registered with the SEC under the Securities Exchange Act of 1934 (“1934 Act”) as a broker/dealer; and is a member of the Financial Industry Regulatory Authority (“FINRA”). More information about SM&R and its registered persons is available through FINRA BrokerCheck at http://www.finra.org or by calling 1-800-289-9999. Registered representatives with SM&R are also licensed as insurance producers (“agents”) in the states in which they do business and are appointed by us.

Sales of the Contracts

SM&R offers the Contracts through: (i) selling agreements with other broker/dealers registered under the 1934 Act to sell the Contracts (“selling brokers”); and (ii) its own registered representatives who are registered with the FINRA and with the states in which they do business. The selling brokers also sell the Contracts through registered representatives.  Their registered representatives are also licensed as insurance producers (“agents”) in the states in which they do business and are appointed by us.

We pay commissions associated with the promotion and sale of the Contracts to SM&R and to the other selling brokers.  The amount of the commission varies but is not expected to exceed approximately 7.0% of your aggregated purchase payments. We pay commissions either as a percentage of first year Purchase Payments or as a combination of a percentage of first year Purchase Payments and percentage of Accumulation Value in subsequent years. We may also pay other marketing related expenses associated with the promotion and sale of the Contracts.

The amount of commissions we pay may vary based on the options that are available under a Contract and on the optional benefits a Contract Owner elects when he or she purchases the Contract. We may offer a range of initial commission and persistency trail commission options (which may take into account, among other things, the length of time Purchase Payments have been held under the Contract, Accumulation Values and elected features and benefits).

When a Contract is sold through SM&R or a selling broker, we pay the entire sales commission directly to SM&R or the selling broker; SM&R or the selling broker may retain a portion of the commission before it pays a commission or other compensation to the registered representative who sold the Contract.

Since registered representatives of SM&R are also agents of ours, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

In addition to such commissions, we may pay dining or entertainment expenses for the selling brokers or their representatives. The selling brokers may from time to time invite us to participate in conferences sponsored by the selling broker. The selling broker typically requests that we pay a fee ranging from a nominal amount to $110,000 for our participation, but the amount actually paid is usually negotiated. In calendar year 2010, the actual fees paid ranged from  $500 to  $55,000, depending upon our level of participation in the conference. Finally, we may pay a selling broker an additional sales incentive contingent upon a specified level of qualifying premium of variable life insurance sales. Currently, we do not have selling brokers qualifying for such contingent incentives.

We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other sale incentives and marketing payments, are not charged directly to you or to your Accumulation Value but are taken into account when setting the levels of fees and charges that you do pay.
LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or us.

FINANCIAL STATEMENTS

“The consolidated financial statements for the Company and its subsidiaries and the financial statements for the Separate Account are located in the Statement of Additional Information. If you would like a free copy of the Statement of Additional Information, call 1-800-306-2959 or send a written request to:

American National Insurance Company Processing Center
Variable Contracts Department
P.O. Box 696893
San Antonio, Texas 78269

STATEMENT OF ADDITIONAL INFORMATION

A Registration Statement describing the Contract has been filed with the Securities and Exchange Commission, under the Securities Act of 1933. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information concerning us, the Separate Account and the Contract offered. Statements contained in this Prospectus as to the terms of the Contract and other legal instruments are summaries. For the complete text of those Contracts and instruments, please refer to those documents as filed with the SEC and available on the SEC’s website at http://www.sec.gov. The table of contents for the Statement of Additional Information follows:

TABLE OF CONTENTS

 Page

The Contract	3
Computation of Variable Annuity Payments	3
Annuity Unit Value	3
Summary	4
Exceptions to Charges	4
Assignment	5
Minimum Distributions Program	5
Distribution of the Contract	5
Tax Matters	6
Records and Reports	7
Performance	7
Yields	8
State Law Differences	9
Separate Account	9
Termination of Participating Agreements	10
Legal Matters	14
Experts	14
Financial Statements	14

A Statement of Additional Information containing more detailed information about the Contract and the Separate Account is available free by writing us at the address below or by calling 1-800-306-2959.

“American National Insurance Company Processing Center
Variable Contracts Department
P.O. Box 696893
San Antonio, Texas 78269”

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Form 4879

PART B
STATEMENT OF ADDITIONAL INFORMATION
FOR THE
WEALTHQUEST III VARIABLE ANNUITY
ISSUED BY
AMERICAN NATIONAL INSURANCE COMPANY
ONE MOODY PLAZA, GALVESTON TX 77550-7947
1-800-306-2959
RELATING TO THE PROSPECTUS DATED MAY 1, 2011

Registrant

American National Variable Annuity Separate Account
One Moody Plaza
Galveston, Texas 77550-7947

Depositor

American National Insurance Company
One Moody Plaza
Galveston, TX 77550-7947

Principal Underwriter

Securities Management & Research, Inc.
701 Tama Street, Building B
P. O. Box 868
Marion, Iowa  52302-0868

Independent Registered Public Accounting Firm

KPMG LLP
811 Main
Houston, Texas 77002

This Statement of Additional Information dated May 1, 2011 expands upon subjects discussed in the prospectus for the Contract. You may obtain a copy of the prospectus dated May 1, 2011 by calling 1-800-306-2959, or writing to American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269. Terms used in the prospectus for the Contract are incorporated in this Statement. All terms not specifically defined in this Statement shall have the meaning set forth in the prospectus.

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the Contract (“the Contract”).

Form 4879-SAI                                Rev. 5-11

THE CONTRACT

The following information provides additional information about the Contract, supplements the description in the prospectus, and may be of interest to some Contract Owners.

COMPUTATION OF VARIABLE ANNUITY PAYMENTS

The amount of the first variable annuity payment to the Annuitant will depend on the following: the amount of Accumulation Value applied to effect the variable annuity as of the tenth day immediately preceding the date annuity payments commence; the amount of any premium tax owed (if applicable); the annuity option selected; and the age of the Annuitant. The Contract contains tables indicating the dollar amount of the first annuity payment under annuity options 1, 2, 4, and 5 for each $1,000 of Accumulation Value at various ages. These tables are based upon the Annuity 2000 Mortality Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate (“AIR”) of 2.5% per annum.

In any subsequent month, the dollar amount of the variable annuity payment is determined by multiplying the number of Annuity Units in the applicable Subaccount(s) by the value of such Annuity Unit on the tenth day preceding the due date of such payment. The Annuity Unit value will increase or decrease in proportion to the net investment return of the Subaccount(s) underlying the Variable Annuity since the date of the previous annuity payment, less an adjustment to neutralize the 2.50% or other AIR referred to above.

Therefore, the dollar amount of variable annuity payments after the first will vary depending on whether the net investment return is greater or less than the 2.5% (or other AIR) per annum. For example, assuming a 2.5% AIR, if Subaccounts underlying the Contract have a cumulative net investment return of 4% over a one (1) year period, the first annuity payment in the next year will be approximately 1.5 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Subaccount(s). If such net investment return is 1% over a one (1) year period, the first annuity payment in the next year will be approximately 1.5 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Subaccount(s).

ANNUITY UNIT VALUE

The value of an Annuity Unit is calculated at the same time that the value of an Accumulation Unit is calculated and is based on the same values for shares of the corresponding Portfolio. The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit value and the amount of Variable Annuity payments.

Illustration: Calculation of Annuity Unit Value
Annuity of 120 monthly payments certain

1.	Annuity Unit value, beginning of period			$.980000
2.	Net investment factor for period			1.001046
3.	Daily adjustment for 2.5% assumed investment rate
				.999932^30 = .99796
4.	(2	) x (3)		.99900
5.	Annuity Unit value, end of period		(1) x (4)	$.97902

Illustration: Annuity Payments
Annuity of 120 monthly payments certain

1.	Number of Accumulation Units at Annuity Date	10,000.00
2.	Accumulation Unit value (10 days prior to date of
	first monthly payment)	$1.800000
3.	Accumulation Value of Contract (1) x (2)	$18,000.00
4.	First monthly annuity payment per $1,000 of net
	sum payable (assume equal to Accumulation Value)	$9.39
5.	First monthly annuity payment (3) x (4) / 1,000	$169.02
6.	Annuity Unit value (10 days prior to date of first
	monthly payment)	$.980000
7.	Number of Annuity Units (5) / (6)	172.469
8.	Assume Annuity Unit value for second month equal to	$.997000
9.	Second monthly annuity payment (7) x (8)	$171.95
10.	Assume Annuity Unit value for third month equal to	$.953000
11.	Third monthly annuity payment (7) x (10)	$164.36

SUMMARY

In conclusion, for a variable annuity the key element to pricing the annuity is unknown; there is no interest rate guarantee made and the payment amount will depend upon actual future results. The technique used to overcome this obstacle is the calculation of the premium for the annuity using an AIR. The initial Variable Annuity payment is based upon this premium; subsequent payments will increase or decrease depending upon the relationship between the AIR and the actual investment performance of Subaccounts to be passed on to the annuitant. Suppose the underlying Portfolio showed a monthly return of 1% after the first month, the payee’s second monthly payment would be (assuming thirty (30) days between payments and an initial annuity payment of $100):

$100 x [1.01/(1.025) 30/365] = $100.80

The AIR methodology means that at each payment date the value in an annuity is updated to reflect actual investment results to date, but continued assumption of the AIR for the remainder of the Annuity Period.

EXCEPTIONS TO CHARGES

The surrender charges, mortality and expense risk fees and administrative charges may be reduced for, or additional amounts credited on, sales of Contracts to a trustee, employer, or similar entity representing a group where American National determines that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of SM&R and American National may be permitted to purchase Contracts with substantial reduction of the surrender charges, mortality and expense risk fees, or administrative charges.

The Contract may be sold directly, without compensation, to a registered representative, to employees, officers, directors, and trustees of American National and its affiliated companies, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and to employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contracts, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited with in part or in whole any cost savings resulting from the Contract being sold directly, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

ASSIGNMENT

The Contract may be assigned by the Contract Owner except when issued to plans or trusts qualified under Section 403(b) or 408 of the Internal Revenue Code (“The Code”). 401(k) Contracts are also not assignable.

MINIMUM DISTRIBUTIONS PROGRAM

Under the Systematic Withdrawal Program, the Contract Owner can elect to participate in the “Minimum Distributions Program” by instructing American National to calculate and make minimum distributions that may be required if the Contract is used with a tax qualified plan. There is no charge to participate in the Minimum Distribution Program. American National calculates the minimum distribution assuming the minimum distribution amount is based solely on the value of the Contract Owner’s Contract. However, the required minimum distribution amounts applicable to the Contract Owner’s particular situation may depend on other annuities, savings, or investments of which American National is not aware, so that the required amount may be greater than the minimum distribution amount American National calculates based on the Contract Owner’s Contract. The Minimum Distributions Program is subject to all the rules applicable to the Systematic Withdrawal Program. In addition, certain rules apply only to the Minimum Distributions Program. These rules are described below.

In order to participate in the Minimum Distributions Program, the Contract Owner must notify American National of such election in writing in the calendar year in which the Contract Owner attains age 70½. If the Contract Owner is taking payments under the Systematic Withdrawal Program when the Minimum Distributions Program is elected, the existing Systematic Withdrawal Program will be discontinued.

American National will determine the amount that is required to be distributed from a Contract each year based on the information provided by the Contract Owner and elections made by the Contract Owner. The Contract Owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis, or on a joint life basis. American National calculates a required distribution amount each year based on the Internal Revenue Code’s minimum distribution rules.

The Minimum Distributions Program is based on American National’s understanding of the present federal income tax laws, as the IRS currently interprets them. Numerous special tax rules apply to Contract owners whose Contracts are used with qualified plans. Contract Owners should consult a tax advisor before electing to participate in the Minimum Distributions Programs.

DISTRIBUTION OF THE CONTRACT

The Contracts are offered to the public through broker/dealers licensed under federal securities laws and, as necessary, state insurance laws. The offering of the Contracts is continuous and we do not anticipate discontinuing the offering of the Contracts, however, we reserve the right to do so.

Pursuant to a Distribution and Selling Agreement (the “Distribution Agreement”) with Securities Management & Research, Inc. ("SM&R"), SM&R acts as the principal underwriter on behalf of American National for distribution of the Contracts. SM&R’s home office is located at 701 Tama Street, Building B, P. O. Box 868, Marion, Iowa  52302-0868. SM&R offers the Contracts through: (i) selling agreements with other broker/dealers (“selling brokers”) registered under the Securities Exchange Act of 1934 (the “34 Act”) to sell the Contracts; and (ii) its own registered representatives. The selling brokers also sell the Contracts through registered representatives. The registered representatives are registered with the Financial Industry Regulatory Authority (“FINRA”) and with the states in which they do business. Those registered representatives are also licensed as insurance producers in the states in which they do business and are appointed by us.

In connection with the sales activities of their registered representatives, SM&R is responsible for:

•	compliance with the requirements of any applicable state broker-dealer regulations and the 34 Act;
•	keeping correct records and books of account in accordance with Rules 17a-3 and 17a-4 of the 34 Act;
•	training the registered representatives for the sale of Contracts; and
•	forwarding all Purchase Payments for sales of the Contracts by those registered representatives directly to American National.
SM&R is not entitled to any remuneration for its services as principal underwriter.  Commissions are paid to SM&R and to the selling brokers under their respective agreements with SM&R. SM&R passes through commissions it receives to the selling broker for their respective sales.

We paid aggregate commissions of $ 2,476,510, $2,907,757 and $4,159,512 in 2010, 2009 and 2008, respectively, to the registered representatives of SM&R for the sale of variable life policies and variable annuity contracts by its registered representatives and the selling brokers. SM&R did not retain any of these commissions.

TAX MATTERS

Diversification Requirements. The Code requires that the investments underlying the Separate Account be “adequately diversified” in order for the Contracts to be treated as annuities for federal income tax purposes. We intend that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

In certain circumstances, the Contract Owners of variable annuity Contracts may be considered for federal income tax purposes to be the owners of the assets of the Separate Account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the Contract Owners would be currently taxed on income and gains attributable to the Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate Purchase Payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over the Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets supporting a Contract.

Required Distributions. In order to be treated as an annuity contract for federal income tax purposes, each non-qualified deferred annuity Contract must provide that:

(i) if a Contract Owner dies on or after the Annuity Date but before the entire interest in the Contract has been distributed, the remaining interest in the Contract will be distributed at least as rapidly as under the distribution method that was used immediately before the Contract Owner died; and

(ii) if a Contract Owner dies before the Annuity Date, the entire interest in the Contract will be distributed within five (5) years after the Contract Owner dies.

These requirements are considered satisfied as to any portion of the Contract Owner’s interest that is (i) payable as annuity payments which begin within one (1) year of the Contract Owner’s death, and (ii) which are made over the life of the Beneficiary or over a period not extending beyond the Beneficiary’s life expectancy.

If the Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner and no distribution is required.

Other rules may apply to Qualified Contracts.

RECORDS AND REPORTS

Reports concerning each Contract will be sent annually to each Contract Owner. Contract Owners will additionally receive annual and semiannual reports concerning the underlying funds and annual reports concerning the Separate Account. Contract Owners will also receive confirmations of receipt of Purchase Payments, changes in allocation of Purchase Payments and transfer of Accumulation Units.

PERFORMANCE

Performance information for any Subaccount may be compared, in reports and advertising to:

•	the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”),

•	Dow Jones Industrial Average (“DJIA”),

•	Donoghue’s Money Market Institutional Averages;

•
other variable annuity Separate Accounts or other investment products tracked by Lipper Analytical Services, Lehman-Brothers, Morningstar, or the Variable Annuity Research and Data Service, widely used independent research firms which rank mutual funds and other investment companies by overall performance, investment objectives, and assets, and

•	the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Contact.

Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges and investment management costs.

Total returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration. Reports and advertising may also contain other information including:

•
the ranking of any Subaccount derived from rankings of variable annuity Separate Accounts or other investment products tracked by Lipper Analytical Series or by rating services, companies, publications or other persons who rank Separate Accounts or other investment products on overall performance or other criteria, and

•
the effect of tax deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by graphs, charts, or otherwise, and which may include a comparison, at various points in time, of the return from an investment in a Contract (or returns in general) on a tax-deferred basis (assuming one or more tax rates) with the return on a taxable basis.

Total Return (Standardized Performance)

Each Subaccount may state its total return or yield in sales literature and advertisements. Any statements of total return, yield, or other performance data of a Subaccount, other than yield quotations, will be accompanied by information on that Subaccount’s standardized total return for the most recent one (1), five (5), and ten (10) year periods or, if less, the period from the Subaccount’s inception of operation.

Total return quoted in advertising reflects all aspects of a Subaccount’s return, including the automatic reinvestment by the Separate Account of all distributions and any change in the Subaccount’s value over the period. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Subaccount over a stated period, and then calculating the annually-compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative return of 100% over ten (10) years would produce an average annual return of 7.18%, which is the steady rate that would equal 100% growth on a compounded basis in ten (10) years. While average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Subaccount’s performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of a Subaccount.

Average annual total returns are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance with the following formula prescribed by the SEC:

P(1+T)n = ERV

where P is a hypothetical investment payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the periods shown. Since the Contract is intended as a long-term product, the average annual total returns assume that no money was withdrawn from the Contract prior to the end of the period. Non-standardized total return is computed in a similar manner, except that different time periods and hypothetical initial payments may be used, and certain charges may not be reflected.

In addition to average annual returns, the Subaccounts may advertise un-averaged or cumulative total returns reflecting the simple change in value of an investment over a stated period.

From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date the Separate Account commenced operations. Such performance information for the Subaccounts will be calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

Total Return (Non-standard Performance)

From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as the average annual total returns described above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered. Sales literature or advertisements may also quote average annual total returns for periods prior to the date the Separate Account commenced operations, calculated based on the performance of the Portfolios and the assumption that the Subaccounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect except for the Surrender Charge.

YIELDS

Some Subaccounts may also advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Subaccount over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage. Yields do not reflect the impact of any contingent deferred sales load. Yields quoted in advertising may be based on historical 7-day periods. Current yield of a money market Subaccount will reflect the income generated over a 7-day period. Current yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical account having one (1) Accumulation Unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The resulting yield figure will be carried to the nearest hundredth of a percent. Effective yield for a money market Subaccount is calculated in a similar manner to current yield except that investment income is assumed to be reinvested throughout the year at the 7-day rate. Effective yield is obtained by taking the base period returns as computed above and then compounding the base period return by adding 1, raising the sum to a power equal to (365/7) and subtracting one (1) from the result, according to the formula prescribed by the SEC:

Effective Yield = [(Base Period Return +1)365/7] - 1.

Since the reinvestment of income is assumed in the calculation of effective yield, it will generally be higher than current yield.

A 30-day yield for bond Subaccounts will reflect the income generated by a Subaccount over a 30-day period. Yield will be computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per Accumulation Unit on the last day of the period, according to the following formula prescribed by the SEC:

Yield = 2[([a – b]/cd + 1)6 - 1]

where a = net investment income earned by the applicable Portfolio, b = expenses for the period including expenses charged to the Contract Owner accounts, c = the average daily number of Accumulation Units outstanding during the period, and d = the maximum offering price per Accumulation Unit on the last day of the period.

STATE LAW DIFFERENCES

Differences in state laws may require American National to offer a Contract in one or more states which is more favorable to a Contract Owner than that offered in other states.

SEPARATE ACCOUNT

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

American National will redeem shares in the Portfolios as needed to:

•	collect charges;

•	pay surrenders;

•	provide benefits; or

•	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include Subaccounts that are not available under the Contract. American National may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, American National may redeem any shares in the corresponding Portfolio and substitute shares of another Portfolio of a registered open-end management company.

American National may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. American National would establish the terms upon which existing Contract Owners could purchase units of a new Subaccount.

If any of these substitutions or changes are made, American National may change the Contract by sending an endorsement. American National may:

•	operate the Separate Account as a management company,

•	de-register the Separate Account if registration is no longer required,

•	combine the Separate Account with other Separate Accounts,

•	restrict or eliminate any voting rights associated with the Separate Account, or

•	transfer the assets of the Separate Account relating to the Contracts to another Separate Account.

American National would, of course, not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

TERMINATION OF PARTICIPATION AGREEMENTS

The participation agreements pursuant to which the funds sell their shares to the Separate Account contain varying provisions regarding termination. The following generally summarizes those provisions.

Fidelity Variable Insurance Products – Service class 2

All participation agreements for the Fidelity Funds provide for termination:

•	upon sixty (60) days advance written notice by any party;

•
by American National, with respect to any Fidelity Portfolio if American National determines that shares of such Fidelity Portfolio are not reasonably available to meet the requirements of the Contracts;

•
by American National, with respect to any Fidelity Portfolio if any of the shares of such Fidelity Portfolio are not registered, issued, or sold in accordance with applicable state or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts;

•
by American National, with respect to any Fidelity Portfolio if such Fidelity Portfolio ceases to be qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code (the “Code”), or if American National reasonably believes the Fidelity Funds may fail to so qualify;

•	by American National, with respect to any Fidelity Portfolio if such Fidelity Portfolio fails to meet the diversification requirements specified in the Fidelity participation agreement;

•
by the Fidelity Funds, or the underwriter, upon a determination by either, that American National has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity;

•
by American National, upon a determination by American National that either the Fidelity Funds or the underwriter has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity;

•
by the Fidelity Funds, or the underwriter, forty-five (45) days after American National gives the Fidelity Funds and the underwriter written notice of American National’s intention to make another investment company available as a funding vehicle for the Contracts, if at the time such notice was given, no other notice of termination of the Fidelity participation agreement was then outstanding; or

•
upon a determination that a material irreconcilable conflict exists between the interests of the Contract Owners and other investors in the Fidelity Funds or between American National’s interests in the Fidelity Funds and the interests of other insurance companies invested in the Fidelity Funds.

T. Rowe Price

This participation agreement provides for termination:

•	upon six (6) months advance written notice by any party;

•
by American National, with respect to any T. Rowe Price Portfolio, if American National determines that shares of such T. Rowe Price Portfolio are not reasonably available to meet the requirements of the Contracts;

•
by American National, with respect to any T. Rowe Price Portfolio, if any of the shares of such T. Rowe Price Portfolio are not registered, issued, or sold in accordance with applicable state or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts;

•
by the T. Rowe Price Funds or the underwriter, upon the institution of formal proceedings against American National by the SEC, FINRA, or any other regulatory body regarding American National’s duties under the T. Rowe Price participation agreement or related to the sale of the Contracts, the operation of the Separate Account, or the purchase of T. Rowe Price Funds shares, if the T. Rowe Price Funds or the underwriter determines that such proceedings will have a material adverse effect on American National’s ability to perform under the T. Rowe Price participation agreement;

•
by American National, upon the institution of formal proceedings against the T. Rowe Price Funds or the underwriter by the SEC, FINRA, or any other regulatory body, if American National determines that such proceedings will have a material adverse effect upon the ability of the T. Rowe Price Funds or the underwriter to perform its obligations under the T. Rowe Price participation agreement;

•
by American National, with respect to any T. Rowe Price Portfolio, if such T. Rowe Price Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code, or if American National reasonably believes the T. Rowe Price Funds may fail to so qualify;

•
by American National, with respect to any T. Rowe Price Portfolio, if such T. Rowe Price Portfolio fails to meet the diversification requirements specified in the T. Rowe Price participation agreement, or American National reasonably believes the T. Rowe Price Portfolio may fail to so comply;

•
by the T. Rowe Price Funds or the underwriter, upon a determination by either, that American National has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity;

•
by American National, upon a determination by American National, that either the T. Rowe Price Funds or the underwriter has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity;

•
by the T. Rowe Price Funds or the underwriter sixty (60) days after American National gives the T. Rowe Price Funds and the underwriter written notice of American National’s intention to make another investment company available as a funding vehicle for the Contracts, if, at the time such notice was given, no other notice of termination of the T. Rowe Price participation agreement was then outstanding; or

•
upon a determination that a material irreconcilable conflict exists between the Contract Owners and other investors in the T. Rowe Price Funds or between American National’s interests in the T. Rowe Price Funds and interests of other insurance companies invested in the T. Rowe Price Funds.

Federated Fund Insurance Series

This participation agreement provides for termination:

•	upon one-hundred-eighty days advance written notice by any party;

•	at American National’s option, if American National determines that shares of the Federated Portfolios are not reasonably available to meet the requirements of the Contracts;

•
at the option of the Federated Fund, or the underwriter, upon the institution of formal proceedings against American National by the SEC, FINRA, or any other regulatory body regarding American National’s duties under the Federated participation agreement or related to the sale of the Contracts, the operation of the Separate Account, or the purchase of Federated Fund shares;

•	at American National’s option, upon the institution of formal proceedings against the Federated Fund or the underwriter by the SEC, FINRA, or any other regulatory body;

•	upon a requisite vote of the Contract Owners to substitute shares of another fund for shares of the Federated Fund;

•
if any of the shares of a Federated Portfolio are not registered, issued, or sold in accordance with applicable state or federal law or such law precludes the use of such shares as the underlying investment media of the Contracts;

•
upon a determination by the Federated Fund that an irreconcilable conflict exists between the Contract Owners and other investors in the Federated Fund or between American National’s interests in the Federated Fund and the interests of other insurance companies invested in the Federated Fund;

•	at American National’s option if the Federated Fund or a Federated Portfolio ceases to qualify as a Regulated Investment Company under Subchapter M of the Code; or

•	at American National’s option if the Federated Fund or a Federated Portfolio fails to meet the diversification requirements specified in the Federated participation agreement.

MFS Variable Insurance Trust

This participation agreement provides for termination:

•	upon six (6) months advance written notice by any party;

•
at American National’s option, to the extent the shares of any MFS Portfolio are not reasonably available to meet the requirements of the Contracts or are not “appropriate funding vehicles” for the Contracts, as determined by American National;

•
at the option of the MFS Fund, or the underwriter, upon the institution of formal proceedings against American National by the SEC, FINRA, or any other regulatory body regarding American National’s duties under the MFS participation agreement or related to the sale of the Contracts, the operation of the Separate Account, or the purchase of shares of the MFS Fund;

•
at American National’s option, upon the institution of formal proceedings against the MFS Fund by the SEC, FINRA, or any other regulatory body regarding the MFS Fund’s or the underwriter’s duties under the MFS participation agreement or related to the sale of shares of the MFS Fund;

•
at the option of any party, upon receipt of any necessary regulatory approvals or the vote of the Contract Owners to substitute shares of another fund for the shares of the MFS Fund, provided American National gives the MFS Fund and the underwriter thirty (30) days advance written notice of any proposed vote or other action taken to replace the shares of the MFS Fund;

•
by the MFS Fund or the underwriter, upon a determination by either that American National has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity;

•
by American National upon a determination by American National that the MFS Fund or the underwriter has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity;

•	at the option of any party, upon another party’s material breach of any provision of the MFS participation agreement; or

•	upon assignment of the MFS participation agreement, unless made with the written consent of the parties to the MFS participation agreement.

The Alger Portfolios Class I-2 Shares

This participation agreement provides for termination:

•	upon six (6) months advance written notice by any party;

•
at American National’s option to the extent the shares of any Alger Portfolios are not reasonably available to meet the requirements of the Contracts or are not “appropriate funding vehicles” for the Contracts, as determined by American National;

•
at the option of the Alger Portfolios, or the underwriter, upon the institution of formal proceedings against American National by the SEC, FINRA, or any other regulatory body regarding American National’s duties under the Alger Portfolios participation agreement or related to the sale of the Contracts, the operation of the Separate Account, or the purchase of shares of the Alger Portfolios;

•
at American National’s option, upon the institution of formal proceedings against the Alger Portfolios by the SEC, FINRA, or any other regulatory body regarding the Alger Portfolios or the underwriter’s duties under the Alger Portfolios participation agreement or related to the sale of shares of the Alger Portfolios;

•
at the option of any party, upon receipt of any necessary regulatory approvals or the vote of the Contract Owners to substitute shares of another fund for the shares of the Alger Portfolios, provided American National gives the Alger Portfolios and the underwriter thirty (30) days advance written notice of any proposed vote or other action taken to replace the shares of the Alger Portfolios;

•
by the Alger Portfolios, or the underwriter, upon a determination by either that American National has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity;

•
by American National, upon a determination, by American National that the Alger Portfolios or the underwriter has suffered a material adverse change in its business, operations, financial condition, or prospects, or is the subject of material adverse publicity;

•	at the option of any party, upon another party’s material breach of any provision of the Alger Portfolios participation agreement; or

•	upon assignment of the Alger Portfolios participation agreement, unless made with the written consent of the parties to the Alger Portfolios participation agreement.

AIM Variable Insurance Funds (Invesco Variable Insurance Funds)

The AIM Funds participation agreement generally provides for termination:

•	Upon six (6) months advance written notice by any party, with or without cause; or

•
Upon ninety days advance written notice to the other party upon the institution of formal proceedings by the FINRA, the SEC or any state insurance regulator or any other regulatory body if the notifying party reasonably determines that such proceedings would have a material likelihood of imposing material adverse consequences; or

•	Upon two (2)-business-days advance written notice for certain specified reasons (i.e. for cause).

LEGAL MATTERS

Greer, Herz and Adams, LLP, General Counsel has reviewed various matters of Texas law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Texas insurance law.

EXPERTS

The consolidated financial statements and supplementary schedules of American National Insurance Company and subsidiaries as of December 31, 2010 and 2009, and for each of the years in the three-year period ended December 31, 2010, and management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2010; and the financial statements and financial highlights of the segregated subaccounts of American National Variable Annuity Separate Account as of December 31, 2010 and for each of the periods indicated herein, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.  The audit report covering the December 31, 2010 consolidated financial statements and schedules of American National Insurance Company and subsidiaries refers to a change in the method of accounting for other-than-temporary impairments of debt securities as of April 1, 2009 due to the adoption of new FASB guidance.
FINANCIAL STATEMENTS

The financial statements of American National Insurance Company should be considered only as bearing on the ability of American National Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors of American National Insurance Company and
Policy Owners of American National Variable Annuity Separate Account:

We have audited the accompanying statement of net assets of Alger Small Cap Growth Portfolio – Class I-2, Alger Large Cap Growth Portfolio – Class I-2, Alger Growth & Income Portfolio – Class I-2, Alger Balanced Portfolio – Class I-2, Alger Mid Cap Growth Portfolio – Class I-2, Alger Capital Appreciation Portfolio – Class I-2, Federated Capital Income Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II – Primary Shares, Federated Quality Bond Fund II – Primary Shares, Federated Kaufmann Fund II – Primary Shares, Federated Mid Cap Growth Strategies Fund II, Federated Equity Income Fund II, Fidelity Variable Insurance Products (VIP) Growth & Income Portfolio– Initial Class, Fidelity VIP Equity-Income Portfolio – Initial Class, Fidelity VIP Growth Portfolio – Initial Class, Fidelity VIP High Income Portfolio – Initial Class, Fidelity VIP Money Market Portfolio – Initial Class, Fidelity VIP Overseas Portfolio – Initial Class, Fidelity VIP Investment Grade Bond Portfolio – Initial Class, Fidelity VIP Asset Manager Portfolio – Initial Class, Fidelity VIP Index 500 Portfolio – Initial Class, Fidelity VIP Contrafund Portfolio – Initial Class, Fidelity VIP Asset Manager: Growth Portfolio – Initial Class, Fidelity VIP Balanced Portfolio – Initial Class, Fidelity VIP Growth Opportunities Portfolio – Initial Class, Fidelity VIP Mid Cap Portfolio – Initial Class, Fidelity VIP Growth Strategies Portfolio – Service Class 2, Fidelity VIP Asset Manager Portfolio – Service Class 2, Fidelity VIP Contrafund Portfolio – Service Class 2, Fidelity VIP Index 500 Portfolio – Service Class 2, Fidelity VIP Growth Opportunities Portfolio – Service Class 2, Fidelity VIP Mid Cap Portfolio –  Service Class 2, Fidelity VIP Equity-Income Portfolio – Service Class 2, Fidelity VIP Investment Grade Bond Portfolio – Service Class 2, Fidelity VIP Growth & Income Portfolio – Service Class 2, Fidelity VIP Money Market Portfolio – Service Class 2, Fidelity VIP Value Portfolio – Service Class 2, Fidelity VIP Value Strategies Portfolio – Service Class 2, Fidelity VIP Value Leaders Portfolio – Service Class 2, Invesco Variable Insurance Funds (V.I.) Dynamics Fund – Series I, Invesco V.I. Global Healthcare Fund – Series I, Invesco V.I. Technology Fund – Series I, Invesco V.I. Global Real Estate Fund – Series I, Invesco V.I. Utilities Fund – Series I, Invesco V.I. Financial Services Fund – Series I, Invesco V.I. Small Cap Equity Fund – Series I, MFS Growth Series – Initial Class, MFS Core Equity Series – Initial Class, MFS Research Series – Initial Class, MFS Investors Trust Series – Initial Class, Van Eck Variable Insurance Products (VIP) Global Hard Assets Fund – Initial Class, Van Eck VIP Emerging Markets Fund – Initial Class, American National (AN) Growth, AN Equity Income, AN Balanced, AN Money Market, T. Rowe Price (TRP) Equity Income Portfolio – Equity Income Class, TRP International Stock Portfolio, TRP Limited-Term Bond Portfolio – Limited-Term Bond Class, TRP Mid-Cap Growth Portfolio – Mid Cap Growth Class, Lazard (LAZ) Retirement U.S. Small-Mid Cap Equity Portfolio, and LAZ Retirement Emerging Markets Equity Portfolio segregated subaccounts of American National Variable Annuity Separate Account (the Account) as of December 31, 2010, and the related statement of Operations for the year, or lesser period, then ended and the related statements of changes in net assets for each of the years, or lesser periods, in the two-year period then ended and the financial highlights for each of the years, or lesser periods, in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights referred to above are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned segregated subaccounts of American National Variable Annuity Separate Account as of December 31, 2010 and the results of their operations for the year, or lesser period, then ended, changes in net assets for each of the years, or lesser periods, in the two-year period then ended, and their financial highlights for each of the years, or lesser period, in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Houston, Texas
April 29, 2011

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Assets	Alger Small Cap Growth	Alger Large Cap Growth	Alger Growth & Income
76,461 shares at net asset value of $32.05	2,451	—	—
(cost $1,954)
40,431 shares at net asset value of $43.68	—	1,766	—
(cost $1,546)
79,219 shares at net asset value of $10.25	—	—	812
(cost $755)
Total Assets	2,451	1,766	812

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	2,451	1,766	812

Policyholders' Equity
WealthQuest Variable Annuity II	101	157	64
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	495	302	104
WealthQuest III Variable Annuity - 6 yr. Ratchet	232	119	153
WealthQuest III Variable Annuity - 3% Roll-up	—	—	1
WealthQuest III Variable Annuity - 5% Roll-up	188	186	99
Group Unallocated Variable Annuity Registered	1,435	1,002	391
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	103,512	196,811	85,268
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	471,322	377,609	133,397
WealthQuest III Variable Annuity - 6 yr. Ratchet	222,822	150,589	199,373
WealthQuest III Variable Annuity - 3% Roll-up	—	—	1,288
WealthQuest III Variable Annuity - 5% Roll-up	185,948	240,934	132,202
Group Unallocated Variable Annuity Registered	1,278,563	1,167,796	471,048
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	0.97	0.80	0.75
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	1.05	0.80	0.78
WealthQuest III Variable Annuity - 6 yr. Ratchet	1.04	0.79	0.77
WealthQuest III Variable Annuity - 3% Roll-up	—	—	0.76
WealthQuest III Variable Annuity - 5% Roll-up	1.01	0.77	0.75
Group Unallocated Variable Annuity Registered	1.12	0.86	0.83

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Assets	Alger Balanced	Alger Mid Cap Growth	Alger Capital Appreciation
201,691 shares at net asset value of $11.61	2,342	—	—
(cost $2,165)
211,151 shares at net asset value of $12.75	—	2,692	—
(cost $2,328)
40,266 shares at net asset value of $ 52.16	—	—	2,100
(cost $1,664)
Total Assets	2,342	2,692	2,100

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	2,342	2,692	2,100

Policyholders' Equity
WealthQuest Variable Annuity II	245	380	74
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	863	557	614
WealthQuest III Variable Annuity - 6 yr. Ratchet	129	190	137
WealthQuest III Variable Annuity - 3% Roll-up	—	—	2
WealthQuest III Variable Annuity - 5% Roll-up	19	220	50
WQ III Group Unallocated Variable Annuity	1,086	1,345	1,223
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	226,544	348,146	81,650
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	784,438	496,881	625,965
WealthQuest III Variable Annuity - 6 yr. Ratchet	118,246	171,350	140,726
WealthQuest III Variable Annuity - 3% Roll-up	336	60	2,075
WealthQuest III Variable Annuity - 5% Roll-up	18,107	203,579	52,105
WQ III Group Unallocated Variable Annuity	926,667	1,126,913	1,161,548
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	1.08	1.09	0.90
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	1.10	1.12	0.98
WealthQuest III Variable Annuity - 6 yr. Ratchet	1.09	1.11	0.97
WealthQuest III Variable Annuity - 3% Roll-up	1.08	1.10	0.96
WealthQuest III Variable Annuity - 5% Roll-up	1.06	1.08	0.95
WQ III Group Unallocated Variable Annuity	1.17	1.20	1.05

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Federated Insurance Series – Fund II
Assets	Federated Capital Income	Federated Fund for U.S. Government Securities	Federated High Income Bond- Primary Shares
166,500 shares at net asset value of $9.15	1,523	—	—
(cost $1,392)
147,341 shares at net asset value of $11.50	—	1,694	—
(cost $1,669)
550,957 shares at net asset value of $7.03	—	—	3,873
(cost $3,,350)
Total Assets	1,523	1,694	3,873

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	1,523	1,694	3,873

Policyholders' Equity
WealthQuest Variable Annuity II	88	476	394
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	344	327	1,063
WealthQuest III Variable Annuity - 6 yr. Ratchet	39	17	445
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	54	—	199
WQ III Group Unallocated Variable Annuity	998	874	1,772
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	81,395	294,522	231,587
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	316,890	271,889	617,819
WealthQuest III Variable Annuity - 6 yr. Ratchet	36,097	13,963	260,195
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	52,026	—	119,860
WQ III Group Unallocated Variable Annuity	860,397	689,938	961,498
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	1.08	1.62	1.70
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	1.09	1.21	1.73
WealthQuest III Variable Annuity - 6 yr. Ratchet	1.08	1.20	1.71
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	1.05	—	1.66
WQ III Group Unallocated Variable Annuity	1.16	1.27	1.84

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Federated Insurance Series – Fund II
Assets	Federated Mid Cap Growth Strategies	Federated Equity Income	Federated Quality Bond-Primary Shares	Federated Kaufmann-Primary Shares
0 shares at net asset value of $0.00	—	—	—	—
(cost $0)
0 shares at net asset value of $0.00	—	—	—	—
(cost $0)
77,566 shares at net asset value of $11.55	—	—	896	—
(cost $871)
84,791 shares at net asset value of $14.96	—	—	—	1,268
(cost $1,101)
Total Assets	—	—	896	1,268

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	—	—	896	1,268

Policyholders' Equity
WealthQuest Variable Annuity II	—	—	—	248
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	176	181
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	207	10
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	94	51
WQ III Group Unallocated Variable Annuity	—	—	419	778
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	—	—	—	171,064
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	139,494	129,284
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	165,549	7,529
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	75,421	37,423
WQ III Group Unallocated Variable Annuity	—	—	317,228	531,179
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	—	—	—	1.45
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	1.26	1.40
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	1.25	1.39
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	1.24	1.37
WQ III Group Unallocated Variable Annuity	—	—	1.32	1.46

See accompanying notes to Separate Account financial statements.			(continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Growth & Income	Fidelity Equity-Income	Fidelity Growth	Fidelity High Income
4,958 shares at net asset value of $12.63	63	—	—	—
(cost $65)
51,145 shares at net asset value of $19.02	—	973	—	—
(cost $1,151)
25,327 shares at net asset value of $37.09	—	—	939	—
(cost $841)
25,601 shares at net asset value of $5.57	—	—	—	143
(cost $122)
Total Assets	63	973	939	143

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	63	973	939	143

Policyholders' Equity
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	63	973	939	143
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	64,358	381,250	375,451	74,829
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	0.97	2.55	2.50	1.91
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
2,527,454 shares at net asset value of $1.00	2,527	—	—	—
(cost $2,527)
27,608 shares at net asset value of $16.77	—	463	—	—
(cost $561)
44,121 shares at net asset value of $12.83	—	—	566	—
(cost $546)
22,858 shares at net asset value of $14.54	—	—	—	332
(cost $328)
Total Assets	2,527	463	566	332

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	2,527	463	566	332

Policyholders' Equity
WealthQuest Variable Annuity II	—	—	—	239
Investrac Gold Variable Annuity	2,527	463	566	93
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	—	—	—	155,147
Investrac Gold Variable Annuity	1,780,322	245,260	253,598	40,801
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	—	—	—	1.54
Investrac Gold Variable Annuity	1.42	1.89	2.23	2.30
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—
See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Manager: Growth
25,459 shares at net asset value of $132.39	3,371	—	—
(cost $3,182)
162,335 shares at net asset value of $23.88	—	3,877	—
(cost $4,510)
47,600 shares at net asset value of $14.52	—	—	691
(cost $594)
Total Assets	3,371	3,877	691

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	3,371	3,877	691

Policyholders' Equity
WealthQuest Variable Annuity II	1,688	1,812	408
Investrac Gold Variable Annuity	1,683	2,065	283
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	1,253,100	911,882	302,699
Investrac Gold Variable Annuity	585,928	597,017	143,143
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	1.35	1.99	1.35
Investrac Gold Variable Annuity	2.87	3.46	1.98
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Balanced	Fidelity Growth Opportunities	Fidelity Mid Cap
1,022 shares at net asset value of $15.50	16	—	—
(cost $13)
27,888 shares at net asset value of $17.92	—	500	—
(cost $432)
21,154 shares at net asset value of $32.69	—	—	692
(cost $552)
Total Assets	16	500	692

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	16	500	692

Policyholders' Equity
WealthQuest Variable Annuity II	—	486	—
Investrac Gold Variable Annuity	16	14	692
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	—	487,290	—
Investrac Gold Variable Annuity	12,441	18,240	195,185
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	—	1.00	—
Investrac Gold Variable Annuity	1.27	0.75	3.54
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products - Service Class 2
Assets	Fidelity Growth Strategies	Fidelity Asset Manager	Fidelity Contrafund
101,729 shares at net asset value of $8.79	894	—	—
(cost $635)
382 shares at net asset value of $14.30	—	5	—
(cost $5)
320,709 shares at net asset value of $23.49			7,533
(cost $7,093)
Total Assets	894	5	7,533

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	894	5	7,533

Policyholders' Equity
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	177	—	2,523
WealthQuest III Variable Annuity - 6 yr. Ratchet	26	—	329
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	1	—	502
WQ III Group Unallocated Variable Annuity	690	5	4,179
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	178,454	—	1,841,464
WealthQuest III Variable Annuity - 6 yr. Ratchet	26,794	—	242,172
WealthQuest III Variable Annuity - 3% Roll-up	—	—	196
WealthQuest III Variable Annuity - 5% Roll-up	1,233	—	379,514
WQ III Group Unallocated Variable Annuity	652,903	4,166	2,843,517
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	0.99	—	1.37
WealthQuest III Variable Annuity - 6 yr. Ratchet	0.98	—	1.36
WealthQuest III Variable Annuity - 3% Roll-up	—	—	1.34
WealthQuest III Variable Annuity - 5% Roll-up	0.96	—	1.32
WQ III Group Unallocated Variable Annuity	1.06	1.31	1.47

See accompanying notes to Separate Account financial statements.			(continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Assets	Fidelity Index 500	Fidelity Growth Opportunities	Fidelity Mid Cap
36,364 shares at net asset value of $131.31	4,775	—	—
(cost $4,575)
60,470 shares at net asset value of $17.78	—	1,075	—
(cost $853)
263,683 shares at net asset value of $32.13	—	—	8,472
(cost $7,044)
Total Assets	4,775	1,075	8,472

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	4,775	1,075	8,472

Policyholders' Equity
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	1,556	304	3,601
WealthQuest III Variable Annuity - 6 yr. Ratchet	312	16	678
WealthQuest III Variable Annuity - 3% Roll-up	—	—	11
WealthQuest III Variable Annuity - 5% Roll-up	441	77	350
WQ III Group Unallocated Variable Annuity	2,466	678	3,832
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	1,716,289	374,706	1,506,893
WealthQuest III Variable Annuity - 6 yr. Ratchet	347,311	19,640	286,296
WealthQuest III Variable Annuity - 3% Roll-up	382	—	4,530
WealthQuest III Variable Annuity - 5% Roll-up	507,813	99,223	151,737
WQ III Group Unallocated Variable Annuity	2,547,676	780,235	1,496,997
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	0.91	0.81	2.39
WealthQuest III Variable Annuity - 6 yr. Ratchet	0.90	0.80	2.37
WealthQuest III Variable Annuity - 3% Roll-up	0.89	—	2.35
WealthQuest III Variable Annuity - 5% Roll-up	0.87	0.78	2.31
WQ III Group Unallocated Variable Annuity	0.97	0.87	2.56

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Assets	Fidelity Equity-Income	Fidelity Investment Grade Bond	Fidelity Growth & Income
35,566 shares at net asset value of $18.75	667	—	—
(cost $670)
160,909 shares at net asset value of $12.60	—	2,027	—
(cost $2,056)
48,286 shares at net asset value of $12.43	—	—	600
(cost $569)
Total Assets	667	2,027	600

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	667	2,027	600

Policyholders' Equity
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	400	735	196
WealthQuest III Variable Annuity - 6 yr. Ratchet	60	221	47
WealthQuest III Variable Annuity - 3% Roll-up	—	8	—
WealthQuest III Variable Annuity - 5% Roll-up	58	38	14
WQ III Group Unallocated Variable Annuity	149	1,025	343
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	374,113	597,106	175,523
WealthQuest III Variable Annuity - 6 yr. Ratchet	56,438	180,575	42,147
WealthQuest III Variable Annuity - 3% Roll-up	—	6,546	—
WealthQuest III Variable Annuity - 5% Roll-up	55,019	31,130	12,348
WQ III Group Unallocated Variable Annuity	133,250	794,672	292,985
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	1.07	1.23	1.12
WealthQuest III Variable Annuity - 6 yr. Ratchet	1.06	1.22	1.11
WealthQuest III Variable Annuity - 3% Roll-up	—	1.22	—
WealthQuest III Variable Annuity - 5% Roll-up	1.05	1.21	1.10
WQ III Group Unallocated Variable Annuity	1.12	1.29	1.17

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Assets	Fidelity Money Market	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
16,637,412 shares at net asset value of $1.00	16,637	—	—	—
(cost $16,637)
54,501 shares at net asset value of $10.90	—	594	—	—
(cost $546)
125,455 shares at net asset value of $9.79	—	—	1,228	—
(cost $956)
32,662 shares at net asset value of $10.20	—	—	—	333
(cost $295)
Total Assets	16,637	594	1,228	333

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	16,637	594	1,228	333

Policyholders' Equity
WealthQuest Variable Annuity II	1,410	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	2,651	177	493	138
WealthQuest III Variable Annuity - 6 yr. Ratchet	557	44	58	35
WealthQuest III Variable Annuity - 3% Roll-up	7	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	418	31	42	—
WQ III Group Unallocated Variable Annuity	11,594	342	635	160
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	1,423,331	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	2,675,796	165,567	377,799	140,451
WealthQuest III Variable Annuity - 6 yr. Ratchet	562,606	40,966	44,957	35,501
WealthQuest III Variable Annuity - 3% Roll-up	6,693	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	422,646	29,315	32,589	—
WQ III Group Unallocated Variable Annuity	11,618,411	303,076	463,511	155,689
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	0.99	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	0.99	1.07	1.31	0.98
WealthQuest III Variable Annuity - 6 yr. Ratchet	0.99	1.07	1.30	0.98
WealthQuest III Variable Annuity - 3% Roll-up	0.99	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	0.99	1.05	1.28	—
WQ III Group Unallocated Variable Annuity	1.00	1.13	1.37	1.03

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) V.I. – Series I
Assets	Invesco Dynamics	Invesco Global Health Care	Invesco Technology	Invesco Global Real Estate
6,964 shares at net asset value of $17.62	123	—	—	—
(cost $86)
32,204 shares at net asset value of $16.71	—	538	—	—
(cost $452)
61,244 shares at net asset value of $16.00	—	—	980	—
(cost $731)
148,150 shares at net asset value of $13.58
(cost $1,703)	-	-	-	2,012
Total Assets	123	538	980	2,012

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	123	538	980	2,012

Policyholders' Equity
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	21	42	153	595
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	48	35	27
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	7	21	1	90
WQ III Group Unallocated Variable Annuity	95	427	791	1,300
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	20,520	35,942	231,876	242,983
WealthQuest III Variable Annuity - 6 yr. Ratchet		41,328	54,322	11,030
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	6,763	18,494	1,066	37,879
WQ III Group Unallocated Variable Annuity	86,770	343,752	1,123,700	496,958
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	1.03	1.17	0.66	2.45
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	1.15	0.65	2.43
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	0.99	1.13	0.64	2.37
WQ III Group Unallocated Variable Annuity	1.09	1.24	0.70	2.62

See accompanying notes to Separate Account financial statements.			(continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) V.I. – Series I
Assets	Invesco Utilities	Invesco Financial Services	Invesco Small Cap Equity
84,357 shares at net asset value of $14.87	1,254	—	—
(cost $1,239)
49,061 shares at net asset value of $5.62	—	276	—
(cost $265)
61,560 shares at net asset value of $16.53	—	—	1,018
(cost $793)
Total Assets	1,254	276	1,018

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	1,254	276	1,018

Policyholders' Equity
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	404	27	219
WealthQuest III Variable Annuity - 6 yr. Ratchet	28	7	1
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	18	14	—
WQ III Group Unallocated Variable Annuity	804	228	798
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	373,980	48,545	192,527
WealthQuest III Variable Annuity - 6 yr. Ratchet	26,271	12,199	1,117
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	17,570	25,179	—
WQ III Group Unallocated Variable Annuity	698,115	378,225	658,709
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	1.08	0.56	1.14
WealthQuest III Variable Annuity - 6 yr. Ratchet	1.07	0.56	1.12
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	1.04	0.55	—
WQ III Group Unallocated Variable Annuity	1.15	0.60	1.21

See accompanying notes to Separate Account financial statements.			(continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Assets	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
62,709 shares at net asset value of $24.69	1,548	—	—	—
(cost $1,130)
27,137 shares at net asset value of $15.65	—	425	—	—
(cost $357)
40,532 shares at net asset value of $19.04	—	—	772	—
(cost $643)
31,684 shares at net asset value of $20.04	—	—	—	635
(cost $613)
Total Assets	1,548	425	772	635

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	1,548	425	772	635

Policyholders' Equity
WealthQuest Variable Annuity II	593	192	271	143
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	115	27	7	242
WealthQuest III Variable Annuity - 6 yr. Ratchet	42	30	—	72
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	138	79	22	11
WQ III Group Unallocated Variable Annuity	660	97	472	167
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	399,517	146,601	226,916	128,660
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	167,490	35,711	8,262	238,923
WealthQuest III Variable Annuity - 6 yr. Ratchet	61,724	41,067	286	72,250
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	208,786	109,883	25,506	10,827
WQ III Group Unallocated Variable Annuity	902,924	121,759	497,751	154,373
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	1.48	1.30	1.19	1.11
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	0.68	0.75	0.89	1.01
WealthQuest III Variable Annuity - 6 yr. Ratchet	0.68	0.74	0.88	1.00
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	0.66	0.72	0.86	0.98
WQ III Group Unallocated Variable Annuity	0.73	0.80	0.95	1.08

See accompanying notes to Separate Account financial statements.			(continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Van Eck VIP Trust – Initial Class
Assets	Van Eck Global Hard Assets	Van Eck Emerging Markets
3,113 shares at net asset value of $37.67	117	—
(cost $105)
26,448 shares at net asset value of $14.14	—	374
(cost $293)
Total Assets	117	374

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—
Total Liabilities	—	—
Net assets applicable to policyholders’	117	374

Policyholders' Equity
WealthQuest Variable Annuity II	117	374
Investrac Gold Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	30,186,	121,727
Investrac Gold Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	3.88	3.07
Investrac Gold Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT
STATEMENT OF NET ASSETS
AS OF DECEMBER 31, 2010
(AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Assets	AN Growth	AN Equity Income	AN Balanced	AN Money Market
0 shares at net asset value of $0.00	—	—	—	—
(cost $0)
0 shares at net asset value of $0.00	—	—	—	—
(cost $0)
0 shares at net asset value of $0.00	—	—	—	—
(cost $0)
0 shares at net asset value of $0.00	—	—	—	—
(cost $0)
Total Assets	—	—	—	—

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	—	—	—	—

Policyholders' Equity
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—

See accompanying notes to Separate Account financial statements.			(continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Assets	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Limited-Term Bond	T. Rowe Price Mid-Cap Growth
383,395 shares at net asset value of $19.92	7,637	—	—	—
(cost $7,504)
391,194 shares at net asset value of $13.88	—	5,430	—	—
(cost $4,415)
597,012 shares at net asset value of $5.05	—	—	3,015	—
(cost $2,994)
134,990 shares at net asset value of $24.59	—	—	—	3,319
(cost $2,794)
Total Assets	7,637	5,430	3,015	3,319

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	7,637	5,430	3,015	3,319

Policyholders' Equity
WealthQuest Variable Annuity II	934	303	108	854
Investrac Gold Variable Annuity	203	145	—	504
WealthQuest III Variable Annuity - No Rider	1,977	1,430	679	252
WealthQuest III Variable Annuity - 6 yr. Ratchet	650	199	67	185
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	526	118	197	145
WQ III Group Unallocated Variable Annuity	3,347	3,235	1,964	1,379
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	571,637	214,578	71,187	297,530
Investrac Gold Variable Annuity	148,362	144,943	—	231,505
WealthQuest III Variable Annuity - No Rider	1,391,678	1,426,368	487,305	137,161
WealthQuest III Variable Annuity - 6 yr. Ratchet	462,256	200,294	48,557	101,562
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	384,287	121,893	146,697	81,971
WQ III Group Unallocated Variable Annuity	2,205,620	3,021,119	1,319,720	702,212
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	1.63	1.41	1.52	2.87
Investrac Gold Variable Annuity	1.37	1.00	—	2.18
WealthQuest III Variable Annuity - No Rider	1.42	1.00	1.39	1.84
WealthQuest III Variable Annuity - 6 yr. Ratchet	1.41	0.99	1.38	1.82
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	1.37	0.97	1.34	1.77
WQ III Group Unallocated Variable Annuity	1.52	1.07	1.49	1.96

See accompanying notes to Separate Account financial statements.			(continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Lazard Retirement Series
Assets	Lazard U.S. Small-Mid Cap Equity	Lazard Emerging Markets Equity
23,426 shares at net asset value of $11.04	259	—
(cost $269)
9,604 shares at net asset value of $23.33	—	224
(cost $191)
Total Assets	259	224

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—
Total Liabilities	—	—
Net assets applicable to policyholders’	259	224

Policyholders' Equity
WealthQuest Variable Annuity II	259	224
Investrac Gold Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—
Policyholders' Equity – Units Outstanding
WealthQuest Variable Annuity II	117,951	59,601
Investrac Gold Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—
Policyholders' Equity – Unit Value
WealthQuest Variable Annuity II	2.19	3.76
Investrac Gold Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—
See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Operations	Alger Small Cap Growth	Alger Large Cap Growth	Alger Growth & Income
Investment income (loss)
Investment income distributions from underlying mutual fund	—	15	14
Mortality and expense charges
WealthQuest Variable Annuity II	(1)	(2)	(1)
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(5)	(3)	(1)
WealthQuest III Variable Annuity -- 6 yr. Ratchet	(1)	(1)	(2)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(2)	(3)	(1)
WQ III Group Unallocated Variable Annuity	(5)	(4)	(2)

Investment income (loss) - net	(14)	2	7

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—

Realized gains (losses) on sales of investments	(100)	142	(61)

Net realized gains (losses) on investments	(100)	142	(61)

Net change in unrealized appreciation or depreciation of investments	580	38	133

Net gains (losses) on investments	480	180	72

Net increase (decrease) in net assets resulting from operations	466	182	79

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Operations	Alger Balanced	Alger Mid Cap Growth	Alger Capital Appreciation
Investment income (loss)
Investment income distributions from underlying mutual fund	72	—	10
Mortality and expense charges
WealthQuest Variable Annuity II	(3)	(3)	(1)
Investrac Gold Variable Annuity
WealthQuest III Variable Annuity - No Rider	(12)	(7)	(6)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(1)	(4)	(3)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(1)	(3)	(1)
WQ III Group Unallocated Variable Annuity	(4)	(5)	(5)

Investment income (loss) - net	51	(22)	(6)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—

Realized gains (losses) on sales of investments	(322)	(537)	(9)

Net realized gains (losses) on investments	(322)	(537)	(9)

Net change in unrealized appreciation or depreciation of investments	467	974	257

Net gains (losses) on investments	145	437	248

Net increase (decrease) in net assets resulting from operations	196	415	242

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series – Fund II
Operations	Federated Capital Income	Federated Fund for U.S. Government Securities	Federated High Income Bond- Primary Shares
Investment income (loss)
Investment income distributions from underlying mutual fund	31	71	345
Mortality and expense charges
WealthQuest Variable Annuity II	(1)	(6)	(5)
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(3)	(4)	(12)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(1)	—	(8)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(1)	—	(3)
WQ III Group Unallocated Variable Annuity	(3)	(3)	(6)

Investment income (loss) - net	22	58	311

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—

Realized gains (losses) on sales of investments	(19)	12	36

Net realized gains (losses) on investments	(19)	12	36

Net change in unrealized appreciation or depreciation of investments	122	(2)	164

Net gains (losses) on investments	103	10	200

Net increase (decrease) in net assets resulting from operations	125	68	511

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series – Fund II
Operations	Federated Mid Cap Growth Strategies	Federated Equity Income	Federated Quality Bond- Primary Shares	Federated Kaufmann-Primary Shares
Investment income (loss)
Investment income distributions from underlying mutual fund	—	31	34	1
Mortality and expense charges
WealthQuest Variable Annuity II	(1)	—	—	(3)
Investrac Gold Variable Annuity
WealthQuest III Variable Annuity - No Rider	—	(1)	(2)	(2)
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	(2)	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	(1)	(1)
WQ III Group Unallocated Variable Annuity	—	—	(2)	(3)

Investment income (loss) - net	(1)	30	27	(8)

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	—	—

Realized gains (losses) on sales of investments	(99)	(92)	32	(3)

Net realized gains (losses) on investments	(99)	(92)	32	(3)

Net change in unrealized appreciation or depreciation of investments	131	80	(5)	183

Net gains (losses) on investments	32	(12)	27	180

Net increase (decrease) in net assets resulting from operations	31	18	54	172

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Growth & Income	Fidelity Equity-Income	Fidelity Growth	Fidelity High Income
Investment income (loss)
Investment income distributions from underlying mutual fund	1	16	2	11
Mortality and expense charges
WealthQuest Variable Annuity II
Investrac Gold Variable Annuity	(1)	(12)	(12)	(2)
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—

Investment income (loss) - net	—	4	(10)	9

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	3	—

Realized gains (losses) on sales of investments	(3)	(13)	(109)	(4)

Net realized gains (losses) on investments	(3)	(13)	(106)	(4)

Net change in unrealized appreciation or depreciation of investments	10	121	290	12

Net gains (losses) on investments	7	108	184	8

Net increase (decrease) in net assets resulting from operations	7	112	174	17

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
Investment income (loss)
Investment income distributions from underlying mutual fund	4	6	20	5
Mortality and expense charges
WealthQuest Variable Annuity II				(3)
Investrac Gold Variable Annuity	(28)	(6)	(7)	(1)
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—

Investment income (loss) - net	(24)	—	13	1

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	1	1	6	2

Realized gains (losses) on sales of investments	—	(5)	1	(3)

Net realized gains (losses) on investments	1	(4)	7	(1)

Net change in unrealized appreciation or depreciation of investments	—	51	11	39

Net gains (losses) on investments	1	47	18	38

Net increase (decrease) in net assets resulting from operations	(23)	47	31	39

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Manager: Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	61	44	8
Mortality and expense charges
WealthQuest Variable Annuity II	(20)	(22)	(5)
Investrac Gold Variable Annuity	(22)	(26)	(4)
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—

Investment income (loss) - net	19	(4)	(1)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	62	2	2

Realized gains (losses) on sales of investments	(44)	(94)	(10)

Net realized gains (losses) on investments	18	(92)	(8)

Net change in unrealized appreciation or depreciation of investments	373	634	101

Net gains (losses) on investments	391	542	93

Net increase (decrease) in net assets resulting from operations	410	538	92

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Balanced	Fidelity Growth Opportunities	Fidelity Mid Cap
Investment income (loss)
Investment income distributions from underlying mutual fund	—	1	2
Mortality and expense charges
WealthQuest Variable Annuity II	—	(5)	—
Investrac Gold Variable Annuity	—	—	(7)
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—

Investment income (loss) - net	—	(4)	(5)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	2

Realized gains (losses) on sales of investments	11	11	(44)

Net realized gains (losses) on investments	11	11	(42)

Net change in unrealized appreciation or depreciation of investments	(6)	87	181

Net gains (losses) on investments	5	98	139

Net increase (decrease) in net assets resulting from operations	5	94	134

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Operations	Fidelity Growth Strategies	Fidelity Asset Manager	Fidelity Contrafund
Investment income (loss)
Investment income distributions from underlying mutual fund	—	—	70
Mortality and expense charges
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(2)	—	(29)
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	(4)
WealthQuest III Variable Annuity - 3% Rollup	—	—	—
WealthQuest III Variable Annuity - 5% Rollup	—	—	(7)
WQ III Group Unallocated Variable Annuity	(3)	—	(15)

Investment income (loss) - net	(5)	—	15

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	3
		—
Realized gains (losses) on sales of investments	(171)	—	(1,172)
		—
Net realized gains (losses) on investments	(171)	—	(1,169)
		—
Net change in unrealized appreciation or depreciation of investments	390	—	2,254
		—
Net gains (losses) on investments	219	—	1,085
		—
Net increase (decrease) in net assets resulting from operations	214	—	1,100
See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Operations	Fidelity Index 500	Fidelity Growth Opportunities	Fidelity Mid Cap
Investment income (loss)
Investment income distributions from underlying mutual fund	76	—	9
Mortality and expense charges
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(20)	(3)	(37)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(4)	—	(7)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(7)	(1)	(4)
WQ III Group Unallocated Variable Annuity	(9)	(3)	(13)

Investment income (loss) - net	36	(7)	(52)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	101	—	25

Realized gains (losses) on sales of investments	(69)	(76)	(579)

Net realized gains (losses) on investments	32	(76)	(554)

Net change in unrealized appreciation or depreciation of investments	518	307	2,467

Net gains (losses) on investments	550	231	1,913

Net increase (decrease) in net assets resulting from operations	586	224	1,861

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Operations	Fidelity Equity-Income	Fidelity Investment Grade Bond	Fidelity Growth & Income
Investment income (loss)
Investment income distributions from underlying mutual fund	10	75	3
Mortality and expense charges
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(4)	(7)	(2)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(1)	(2)	(1)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	(1)	—
WQ III Group Unallocated Variable Annuity	(1)	(3)	(1)

Investment income (loss) - net	4	62	(1)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	25	—

Realized gains (losses) on sales of investments	(28)	41	(55)

Net realized gains (losses) on investments	(28)	66	(55)

Net change in unrealized appreciation or depreciation of investments	112	(53)	124

Net gains (losses) on investments	84	13	69

Net increase (decrease) in net assets resulting from operations	88	75	68

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Operations	Fidelity Money Market	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
Investment income (loss)
Investment income distributions from underlying mutual fund	2	6	3	3
Mortality and expense charges
WealthQuest Variable Annuity II	(15)	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	(27)	(2)	(4)	(1)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(5)	(1)	(2)	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(4)	—	(1)	—
WQ III Group Unallocated Variable Annuity	(31)	(1)	(2)	—

Investment income (loss) - net	(80)	2	(6)	2

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	10	—	—	—

Realized gains (losses) on sales of investments	—	(54)	49	10

Net realized gains (losses) on investments	10	(54)	49	10

Net change in unrealized appreciation or depreciation of investments	—	131	166	21

Net gains (losses) on investments	10	77	215	31

Net increase (decrease) in net assets resulting from operations	(70)	79	209	33

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Investment Funds (Invesco Variable Insurance Funds) V.I. – Series I
Operations	Invesco Dynamics	Invesco Global Health Care	Invesco Technology
Investment income (loss)
Investment income distributions from underlying mutual fund	—	—	—
Mortality and expense charges
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	(2)
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	(1)	(2)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	(2)	(2)

Investment income (loss) - net	—	(3)	(6)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—

Realized gains (losses) on sales of investments	18	(12)	27

Net realized gains (losses) on investments	18	(12)	27

Net change in unrealized appreciation or depreciation of investments	9	34	145

Net gains (losses) on investments	27	22	172

Net increase (decrease) in net assets resulting from operations	27	19	166

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Investment Funds (Invesco Variable Insurance Funds) V.I. – Series I
Operations	Invesco Global Real Estate	Invesco Utilities	Invesco Financial Services	Invesco Small Cap Equity
Investment income (loss)
Investment income distributions from underlying mutual fund	91	46	—	—
Mortality and expense charges
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	(6)	(5)	—	(2)
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	(1)	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(1)	(1)	—	—
WQ III Group Unallocated Variable Annuity	(5)	(3)	(1)	(3)

Investment income (loss) - net	79	37	(2)	(5)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—	—

Realized gains (losses) on sales of investments	(585)	(348)	(11)	(35)

Net realized gains (losses) on investments	(585)	(348)	(11)	(35)

Net change in unrealized appreciation or depreciation of investments	771	365	3	266

Net gains (losses) on investments	186	17	(8)	231

Net increase (decrease) in net assets resulting from operations	265	54	(10)	226

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Operations	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
Investment income (loss)
Investment income distributions from underlying mutual fund	2	6	7	8
Mortality and expense charges
WealthQuest Variable Annuity II	(7)	(3)	(3)	(2)
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	(1)	—	—	(3)
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	(1)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(2)	(1)	—	—
WQ III Group Unallocated Variable Annuity	(2)	(1)	(2)	(1)

Investment income (loss) - net	(10)	1	2	1

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—	—

Realized gains (losses) on sales of investments	68	3	26	26

Net realized gains (losses) on investments	68	3	26	26

Net change in unrealized appreciation or depreciation of investments	132	63	72	35

Net gains (losses) on investments	200	66	98	61

Net increase (decrease) in net assets resulting from operations	190	67	100	62

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Van Eck VIP Trust – Initial Class
Operations	Van Eck Global Hard Assets	Van Eck Emerging Markets
Investment income (loss)
Investment income distributions from underlying mutual fund	—	2
Mortality and expense charges
WealthQuest Variable Annuity II	(1)	(4)
Investrac Gold Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—

Investment income (loss) - net	(1)	(2)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—

Realized gains (losses) on sales of investments	(1)	(47)

Net realized gains (losses) on investments	(1)	(47)

Net change in unrealized appreciation or depreciation of investments	30	126

Net gains (losses) on investments	29	79

Net increase (decrease) in net assets resulting from operations	28	77

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Operations	AN Growth	AN Equity Income	AN Balanced	AN Money Market
Investment income (loss)
Investment income distributions from underlying mutual fund	5	37	20	—
Mortality and expense charges
WealthQuest Variable Annuity II	(2)	(4)	(1)	(2)
Investrac Gold Variable Annuity	(4)	(6)	(2)	(2)
WealthQuest III Variable Annuity - No Rider	(1)	(2)	(3)	(10)
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	(1)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	(1)	(1)
WQ III Group Unallocated Variable Annuity	(1)	—	(1)	(16)

Investment income (loss) - net	(3)	25	12	(32)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	54	—
				—
Realized gains (losses) on sales of investments	127	(616)	(80)	—
				—
Net realized gains (losses) on investments	127	(616)	(26)	—
				—
Net change in unrealized appreciation or depreciation of investments	14	834	132	—
				—
Net gains (losses) on investments	141	218	106	—

Net increase (decrease) in net assets resulting from operations	138	243	118	(32)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Operations	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Limited-Term Bond	T. Rowe Price Mid-Cap Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	140	47	110	—
Mortality and expense charges
WealthQuest Variable Annuity II	(11)	(4)	(1)	(10)
Investrac Gold Variable Annuity	(2)	(2)	—	(6)
WealthQuest III Variable Annuity - No Rider	(23)	(15)	(9)	(3)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(7)	(5)	(1)	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(7)	(2)	(3)	(2)
WQ III Group Unallocated Variable Annuity	(12)	(12)	(9)	(6)

Investment income (loss) - net	78	7	87	(27)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	16	—	160

Realized gains (losses) on sales of investments	(850)	(1,022)	58	(183)

Net realized gains (losses) on investments	(850)	(1,006)	58	(23)

Net change in unrealized appreciation or depreciation of investments	1,743	1,674	(45)	780

Net gains (losses) on investments	893	668	13	757

Net increase (decrease) in net assets resulting from operations	971	675	100	730

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Lazard Retirement Series
Operations	Lazard U.S. Small-Mid Cap Equity	Lazard Emerging Markets Equity
Investment income (loss)
Investment income distributions from underlying mutual fund	1	2
Mortality and expense charges
WealthQuest Variable Annuity II	(3)	(3)
Investrac Gold Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—

Investment income (loss) - net	(2)	(1)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	20	—

Realized gains (losses) on sales of investments	(20)	(21)

Net realized gains (losses) on investments	—	(21)

Net change in unrealized appreciation or depreciation of investments	51	64

Net gains (losses) on investments	51	43

Net increase (decrease) in net assets resulting from operations	49	42

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Net Changes	Alger Small Cap Growth	Alger Large Cap Growth	Alger Growth & Income
Operations
Investment income (loss) – net	(14)	2	7
Net realized gains (losses) on investments	(100)	142	(61)
Net change in unrealized appreciation or depreciation of investments	580	38	133

Net increase (decrease) in net assets resulting from operations	466	182	79

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	2	6	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	11	33	2
WealthQuest III Variable Annuity -– 6 yr. Ratchet	186	—	1
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	68	—	—
WQ III Group Unallocated Variable Annuity	326	361	118

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	(9)	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(80)	(32)	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	(4)	(3)	(23)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(42)	(24)	—
WQ III Group Unallocated Variable Annuity	(666)	(784)	(305)

Increase (decrease) in net assets from policy transactions	(199)	(452)	(207)

Increase (decrease) in net assets	267	(270)	(128)

Net assets at the beginning of year	2,184	2,036	940

Net assets at the end of year	2,451	1,766	812

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios - Class I-2 Shares
Net Changes	Alger Balanced	Alger Mid Cap Growth	Alger Capital Appreciation
Operations
Investment income (loss) – net	51	(22)	(6)
Net realized gains (losses) on investments	(322)	(537)	(9)
Net change in unrealized appreciation or depreciation of investments	467	974	257

Net increase (decrease) in net assets resulting from operations	196	415	242

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	8	154	2
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	196	24	103
WealthQuest III Variable Annuity - 6 yr. Ratchet	78	3	2
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	66	0	12
WQ III Group Unallocated Variable Annuity	235	292	421

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(8)	(28)	(24)
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(465)	(191)	(139)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(24)	(275)	(217)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(66)	(1)	(3)
WQ III Group Unallocated Variable Annuity	(637)	(627)	(977)

Increase (decrease) in net assets from policy transactions	(617)	(649)	(820)

Increase (decrease) in net assets	(421)	(234)	(578)(

Net assets at the beginning of year	2,763	2,926	2,678

Net assets at the end of year	2,342	2,692	2,100

See accompanying notes to Separate Account financial statements. (continued

)
AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series – Fund II
Net Changes	Federated Capital Income	Federated Fund for U.S. Government Securities	Federated High Income Bond-Primary Shares
Operations
Investment income (loss) – net	22	58	311
Net realized gains (losses) on investments	(19)	12	36
Net change in unrealized appreciation or depreciation of investments	122	(2)	164

Net increase (decrease) in net assets resulting from operations	125	68	511

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	78	95	30
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	306	170	219
WealthQuest III Variable Annuity -- 6 yr. Ratchet	113	1	60
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	26	94	132
WQ III Group Unallocated Variable Annuity	791	625	527

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(8)	(91)	(77)
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(35)	(36)	(428)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(78)	(19)	(669)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(1)	(94)	(113)
WQ III Group Unallocated Variable Annuity	(262)	(562)	(597)

Increase (decrease) in net assets from policy transactions	930	183	(916)

Increase (decrease) in net assets	1,055	251	(405)

Net assets at the beginning of year	468	1,443	4,278

Net assets at the end of year	1,523	1,694	3,873

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series – Fund II
Net Changes	Federated Mid Cap Growth Strategies	Federated Equity Income	Federated Quality Bond- Primary Shares	Federated Kaufmann-Primary Shares
Operations
Investment income (loss) – net	(1)	30	27	(8)
Net realized gains (losses) on investments	(99)	(92)	32	(3)
Net change in unrealized appreciation or depreciation of investments	131	80	(5)	183

Net increase (decrease) in net assets resulting from operations	31	18	54	172

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—	265
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	0	0	111	156
WealthQuest III Variable Annuity - 6 yr. Ratchet	0	79	333	12
WealthQuest III Variable Annuity - 3% Rollup	0	0	0	0
WealthQuest III Variable Annuity - 5% Rollup	0	0	105	27
WQ III Group Unallocated Variable Annuity	33	4	250	615

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(268)	(73)	—	(48)
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	(136)	(245)	(141)	(93)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(12)	(113)	(168)	(10)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(27)	(26)	(95)	(1)
WQ III Group Unallocated Variable Annuity	(429)	(462)	(233)	(426)

Increase (decrease) in net assets from policy transactions	(839)	(836)	162	497

Increase (decrease) in net assets	(808)	(818)	216	669

Net assets at the beginning of year	808	818	680	599

Net assets at the end of year	—	—	896	1,268

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Growth & Income	Fidelity Equity-Income	Fidelity Growth	Fidelity High Income
Operations
Investment income (loss) – net	—	4	(10)	9
Net realized gains (losses) on investments	(3)	(13)	(106)	(4)
Net change in unrealized appreciation or depreciation of investments	10	121	290	12

Net increase (decrease) in net assets resulting from operations	7	112	174	17

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	15	120	68	15
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	(8)	(90)	(197)	(25)
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—

Increase (decrease) in net assets from policy transactions	7	30	(129)	(10)

Increase (decrease) in net assets	14	142	45	7

Net assets at the beginning of year	49	831	894	136

Net assets at the end of year	63	973	939	143

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
Operations
Investment income (loss) – net	(24)	—	13	1
Net realized gains (losses) on investments	1	(4)	7	(1)
Net change in unrealized appreciation or depreciation of investments	—	51	11	39

Net increase (decrease) in net assets resulting from operations	(23)	47	31	39

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—	15
Investrac Gold Variable Annuity	3,087	25	125	1
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—	(18)
Investrac Gold Variable Annuity	(1,149)	(48)	(1)	(32)
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—

Increase (decrease) in net assets from policy transactions	1,938	(23)	124	(34)

Increase (decrease) in net assets	1,915	24	155	5

Net assets at the beginning of year	612	439	411	327

Net assets at the end of year	2,527	463	566	332

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
)Net Changes	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Manager:Growth
Operations
Investment income (loss) – net	19	(4)	(1)
Net realized gains (losses) on investments	18	(92)	(8)
Net change in unrealized appreciation or depreciation of investments	373	634	101

Net increase (decrease) in net assets resulting from operations	410	538	92

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	56	38	1
Investrac Gold Variable Annuity	82	182	12
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(248)	(289)	(21)
Investrac Gold Variable Annuity	(253)	(223)	(64)
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—

Increase (decrease) in net assets from policy transactions	(363)	(292)	(72)

Increase (decrease) in net assets	47	246	20

Net assets at the beginning of year	3,324	3,631	671

Net assets at the end of year	3,371	3,877	691

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Balanced	Fidelity Growth Opportunities	Fidelity Mid Cap
Operations
Investment income (loss) – net	—	(4)	(5)
Net realized gains (losses) on investments	11	11	(42)
Net change in unrealized appreciation or depreciation of investments	(6)	87	181

Net increase (decrease) in net assets resulting from operations	5	94	134

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	4	—
Investrac Gold Variable Annuity	7	7	231
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	(46)	—
Investrac Gold Variable Annuity	(80)	(6)	(180)
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—

Increase (decrease) in net assets from policy transactions	(73)	(41)	51

Increase (decrease) in net assets	(68)	53	185

Net assets at the beginning of year	84	447	507

Net assets at the end of year	16	500	692

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Net Changes	Fidelity Growth Strategies	Fidelity Asset Manager	Fidelity Contrafund
Operations
Investment income (loss) – net	(5)	—	15
Net realized gains (losses) on investments	(171)	—	(1,169)
Net change in unrealized appreciation or depreciation of investments	390	—	2,254
		—
Net increase (decrease) in net assets resulting from operations	214	—	1,100

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	17	—	230
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	5
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	11
WQ III Group Unallocated Variable Annuity	197	—	707

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(110)	—	(666)
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	(77)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	(2)
WealthQuest III Variable Annuity - 5% Roll-up	—	—	(22)
WQ III Group Unallocated Variable Annuity	(473)	—	(1,767)

Increase (decrease) in net assets from policy transactions	(369)	—	(1,581)

Increase (decrease) in net assets	(155)	—	(481)

Net assets at the beginning of year	1,049	5	8,014

Net assets at the end of year	894	5	7,533

See accompanying notes to Separate Account financial statements. (continued

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Net Changes	Fidelity Index 500	Fidelity Growth Opportunities	Fidelity Mid Cap
Operations
Investment income (loss) – net	36	(7)	(52)
Net realized gains (losses) on investments	32	(76)	(554)
Net change in unrealized appreciation or depreciation of investments	518	307	2,467

Net increase (decrease) in net assets resulting from operations	586	224	1,861

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	138	80	738
WealthQuest III Variable Annuity - 6 yr. Ratchet	10	—	214
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	71	1	286
WQ III Group Unallocated Variable Annuity	889	292	680

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(459)	(97)	(661)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(54)	—	(205)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(121)	(5)	(291)
WQ III Group Unallocated Variable Annuity	(1,600)	(474)	(1,620)

Increase (decrease) in net assets from policy transactions	(1,126)	(203)	(859)

Increase (decrease) in net assets	(540)	21	1,002

Net assets at the beginning of year	5,315	1,054	7,470

Net assets at the end of year	4,775	1,075	8,472

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Net Changes	Fidelity Equity-Income	Fidelity Investment Grade Bond	Fidelity Growth & Income
Operations
Investment income (loss) – net	4	62	(1)
Net realized gains (losses) on investments	(28)	66	(55)
Net change in unrealized appreciation or depreciation of investments	112	(53)	124

Net increase (decrease) in net assets resulting from operations	88	75	68

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	37	562	31
WealthQuest III Variable Annuity - 6 yr. Ratchet	76	409	—
WealthQuest III Variable Annuity - 3% Roll-up	—	8	—
WealthQuest III Variable Annuity - 5% Roll-up	101	106	—
WQ III Group Unallocated Variable Annuity	93	1,005	117

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(32)	(123)	(45)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(83)	(218)	(3)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(70)	(95)	—
WQ III Group Unallocated Variable Annuity	(203)	(582)	(90)

Increase (decrease) in net assets from policy transactions	(81)	1,072	10

Increase (decrease) in net assets	7	1,147	78

Net assets at the beginning of year	660	880	522

Net assets at the end of year	667	2,027	600

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Net Changes	Fidelity Money Market	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
Operations
Investment income (loss) – net	(80)	2	(6)	2
Net realized gains (losses) on investments	10	(54)	49	10
Net change in unrealized appreciation or depreciation of investments	—	131	166	21

Net increase (decrease) in net assets resulting from operations	(70)	79	209	33

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	2,360	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	6,427	61	226	93
WealthQuest III Variable Annuity - 6 yr. Ratchet	676	40	237	—
WealthQuest III Variable Annuity - 3% Roll-up	7	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	805	—	—	—
WQ III Group Unallocated Variable Annuity	16,574	90	240	45

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(937)	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	(3,750)	(25)	(100)	(5)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(114)	(40)	(326)	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	(4)
WealthQuest III Variable Annuity - 5% Roll-up	(384)	—	(3)	—
WQ III Group Unallocated Variable Annuity	(4,957)	(129)	(206)	(37)

Increase (decrease) in net assets from policy transactions	16,707	(3)	68	92

Increase (decrease) in net assets	16,637	76	277	125

Net assets at the beginning of year	—	518	951	208

Net assets at the end of year	16,637	594	1,228	333

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Investment Funds (Invesco Variable Insurance Funds) V.I. – Series I
Net Changes	Invesco Dynamics	Invesco Global Health Care	Invesco Technology
Operations
Investment income (loss) – net	—	(3)	(6)
Net realized gains (losses) on investments	18	(12)	27
Net change in unrealized appreciation or depreciation of investments	9	34	145

Net increase (decrease) in net assets resulting from operations	27	19	166

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	1	9	32
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	45
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	7	—
WQ III Group Unallocated Variable Annuity	18	102	297

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(2)	(3)	(76)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(17)	—	(219)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	(48)	(270)	(146)

Increase (decrease) in net assets from policy transactions	(48)	(155)	(67)

Increase (decrease) in net assets	(21)	(136)	99

Net assets at the beginning of year	144	674	881

Net assets at the end of year	123	538	980

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Investment Funds (Invesco Variable Insurance Funds) V.I. – Series I
Net Changes	Invesco Global Real Estate	Invesco Utilities	Invesco Financial Services	Invesco Small Cap Equity
Operations
Investment income (loss) – net	79	37	(2)	(5)
Net realized gains (losses) on investments	(585)	(348)	(11)	(35)
Net change in unrealized appreciation or depreciation of investments	771	365	3	266

Net increase (decrease) in net assets resulting from operations	265	54	(10)	226

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	88	35	23	28
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	2	235	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	4	1	14	—
WQ III Group Unallocated Variable Annuity	352	158	435	251

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	(188)	(170)	(20)	(11)
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	(27)	(210)	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(4)	(64)	—	—
WQ III Group Unallocated Variable Annuity	(854)	(348)	(491)	(300)

Increase (decrease) in net assets from policy transactions	(602)	(413)	(14)	(32)

Increase (decrease) in net assets	(337)	(359)	(24)	194

Net assets at the beginning of year	2,349	1,613	300	824

Net assets at the end of year	2,012	1,254	276	1,018

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Net Changes	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
Operations
Investment income (loss) – net	(10)	1	2	1
Net realized gains (losses) on investments	68	3	26	26
Net change in unrealized appreciation or depreciation of investments	132	63	72	35

Net increase (decrease) in net assets resulting from operations	190	67	100	62

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	3	2	1	1
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	23	5	5	6
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	11	—	—	—
WQ III Group Unallocated Variable Annuity	339	78	197	99

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(90)	(44)	(37)	(38)
Investrac Gold Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	(61)	(17)	(5)	(10)
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	(1)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(24)	—	—	—
WQ III Group Unallocated Variable Annuity	(446)	(221)	(150)	(165)

Increase (decrease) in net assets from policy transactions	(245)	(197)	11	(108)

Increase (decrease) in net assets	(55)	(130)	111	(46)

Net assets at the beginning of year	1,603	555	661	681

Net assets at the end of year	1,548	425	772	635

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Van Eck VIP Trust – Initial Class
Net Changes	Van Eck Global Hard Assets	Van Eck Emerging Markets
Operations
Investment income (loss) – net	(1)	(2)
Net realized gains (losses) on investments	(1)	(47)
Net change in unrealized appreciation or depreciation of investments	30	126

Net increase (decrease) in net assets resulting from operations	28	77

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	3	13
Investrac Gold Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(34)	(78)
Investrac Gold Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—

Increase (decrease) in net assets from policy transactions	(31)	(65)

Increase (decrease) in net assets	(3)	12

Net assets at the beginning of year	120	362

Net assets at the end of year	117	374

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Net Changes	AN Growth	AN Equity Income	AN Balanced	AN Money Market
Operations
Investment income (loss) – net	(3)	25	12	(32)
Net realized gains (losses) on investments	127	(616)	(26)	—
Net change in unrealized appreciation or depreciation of investments	14	834	132	—

Net increase (decrease) in net assets resulting from operations	138	243	118	(32)

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—	1
Investrac Gold Variable Annuity	4	30	2	1
WealthQuest III Variable Annuity - No Rider	1	9	32	393
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	1	214
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	101
WQ III Group Unallocated Variable Annuity	25	43	57	1,614

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(590)	(1,000)	(337)	(479)
Investrac Gold Variable Annuity	(896)	(1,561)	(478)	(452)
WealthQuest III Variable Annuity - No Rider	(217)	(607)	(897)	(3,738)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(88)	(125)	(99)	(473)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	(7)	—
WealthQuest III Variable Annuity - 5% Roll-up	—	(81)	(128)	(349)
WQ III Group Unallocated Variable Annuity	(478)	(495)	(573)	(16,283)

Increase (decrease) in net assets from policy transactions	(2,239)	(3,787)	(2,427)	(19,450)

Increase (decrease) in net assets	(2,101)	(3,544)	(2,309)	(19,482)

Net assets at the beginning of year	2,101	3,544	2,309	19,482

Net assets at the end of year	—	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Net Changes	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Limited Term Bond	T. Rowe Price Mid-Cap Growth
Operations
Investment income (loss) – net	78	7	87	(27)
Net realized gains (losses) on investments	(850)	(1,006)	58	(23)
Net change in unrealized appreciation or depreciation of investments	1,743	1,674	(45)	780

Net increase (decrease) in net assets resulting from operations	971	675	100	730

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	213	3	1	7
Investrac Gold Variable Annuity	108	39	—	28
WealthQuest III Variable Annuity - No Rider	263	658	52	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	142	79	175	167
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	19	13	15	—
WQ III Group Unallocated Variable Annuity	589	718	595	306

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(261)	(61)	(32)	(140)
Investrac Gold Variable Annuity	(28)	(12)	—	(24)
WealthQuest III Variable Annuity - No Rider	(772)	(490)	(157)	(48)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(72)	(313)	(171)	(3)
WealthQuest III Variable Annuity - 3% Roll-up	(8)	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(9)	(65)	(12)	(1)
WQ III Group Unallocated Variable Annuity	(1,113)	(1,682)	(1,631)	(1,213)

Increase (decrease) in net assets from policy transactions	(929)	(1,113)	(1,165)	(921)

Increase (decrease) in net assets	42	(438)	(1,065)	(191)

Net assets at the beginning of year	7,595	5,868	4,080	3,510

Net assets at the end of year	7,637	5,430	3,015	3,319

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2010 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Lazard Retirement Series
Net Changes	Lazard U.S. Small-Mid Cap Equity	Lazard Emerging Markets Equity
Operations
Investment income (loss) – net	(2)	(1)
Net realized gains (losses) on investments	—	(21)
Net change in unrealized appreciation or depreciation of investments	51	64

Net increase (decrease) in net assets resulting from operations	49	42

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	10
Investrac Gold Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(29)	(88)
Investrac Gold Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—

Increase (decrease) in net assets from policy transactions	(29)	(78)

Increase (decrease) in net assets	20	(36)

Net assets at the beginning of year	239	260

Net assets at the end of year	259	224

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Net Changes	Alger Small Cap Growth	Alger Large Cap Growth	Alger Growth & Income
Operations
Investment income (loss) – net	(13)	—	18
Net realized gains (losses) on investments	(106)	(233)	(110)
Net change in unrealized appreciation or depreciation of investments	856	899	352

Net increase (decrease) in net assets resulting from operations	737	666	260

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	2	6	—
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	2	2	2
WealthQuest III Variable Annuity -– 6 yr. Ratchet	—	—	4
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	1	1	—
WQ III Group Unallocated Variable Annuity	230	277	139

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(1)	(33)	(24)
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(76)	(23)	(13)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(21)	(15)	(16)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(2)	(22)	—
WQ III Group Unallocated Variable Annuity	(302)	(350)	(302)

Increase (decrease) in net assets from policy transactions	(167)	(157)	(210)

Increase (decrease) in net assets	570	509	50

Net assets at the beginning of year	1,614	1,527	890

Net assets at the end of year	2,184	2,036	940

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios - Class I-2 Shares
Net Changes	Alger Balanced	Alger MidCap Growth	Alger Capital Appreciation
Operations
Investment income (loss) – net	67	(18)	(15)
Net realized gains (losses) on investments	(387)	(1,112)	(184)
Net change in unrealized appreciation or depreciation of investments	990	2,154	1,110

Net increase (decrease) in net assets resulting from operations	670	1,024	911

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	25	8	5
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	1	—
WQ III Group Unallocated Variable Annuity	286	357	298

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	2	(5)	(38)
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(58)	(16)	(201)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(128)	138	127
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	6	(2)
WQ III Group Unallocated Variable Annuity	(581)	(471)	(197)

Increase (decrease) in net assets from policy transactions	(454)	18	(8)

Increase (decrease) in net assets	216	1,042	903

Net assets at the beginning of year	2,547	1,884	1,775

Net assets at the end of year	2,763	2,926	2,678

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series – Fund II
Net Changes	Federated Capital Income	Federated Fund for U.S. Government Securities	Federated High Income Bond-Primary Shares
Operations
Investment income (loss) – net	26	63	303
Net realized gains (losses) on investments	(41)	3	(459)
Net change in unrealized appreciation or depreciation of investments	120	3	1,571

Net increase (decrease) in net assets resulting from operations	105	69	1,415

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	—	3	14
WealthQuest III Variable Annuity -- 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	91	237	272

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(2)	(31)	(61)
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(9)	41	134
WealthQuest III Variable Annuity - 6 yr. Ratchet	(65)	(182)	604
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(2)	—	(10)
WQ III Group Unallocated Variable Annuity	(139)	155	(816)

Increase (decrease) in net assets from policy transactions	(126)	223	137

Increase (decrease) in net assets	(21)	292	1,552

Net assets at the beginning of year	489	1,151	2,726

Net assets at the end of year	468	1,443	4,278

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series – Fund II
Net Changes	Federated Mid Cap Growth Strategies	Federated Equity-Income	Federated Quality Bond- Primary Shares	Federated Kaufmann-Primary Shares
Operations
Investment income (loss) – net	(6)	19	37	(3)
Net realized gains (losses) on investments	(208)	(54)	(12)	(135)
Net change in unrealized appreciation or depreciation of investments	404	147	88	284

Net increase (decrease) in net assets resulting from operations	190	112	113	146

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	2	1	—	1
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Rollup	—	—	—	—
WealthQuest III Variable Annuity - 5% Rollup	—	—	—	—
WQ III Group Unallocated Variable Annuity	115	42	50	96

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(47)	(29)	—	—
Investrac Gold Variable Annuity	—	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	(39)	1	(57)	26
WealthQuest III Variable Annuity - 6 yr. Ratchet	2	5	16	(1)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(1)	(21)	(3)	1
WQ III Group Unallocated Variable Annuity	(58)	122	(32)	(160)

Increase (decrease) in net assets from policy transactions	(26)	121	(26)	(37)

Increase (decrease) in net assets	164	233	87	109

Net assets at the beginning of year	644	585	593	490

Net assets at the end of year	808	818	680	599

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Growth & Income	Fidelity Equity- Income	Fidelity Growth	Fidelity High Income
Operations
Investment income (loss) – net	—	6	(8)	8
Net realized gains (losses) on investments	(4)	(61)	(115)	(5)
Net change in unrealized appreciation or depreciation of investments	13	234	324	36

Net increase (decrease) in net assets resulting from operations	9	179	201	39

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	3	25	1
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	(3)	(96)	(143)	45
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—

Increase (decrease) in net assets from policy transactions	(3)	(93)	(118)	46

Increase (decrease) in net assets	6	86	83	85

Net assets at the beginning of year	43	745	811	51

Net assets at the end of year	49	831	894	136
See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
Operations
Investment income (loss) – net	(4)	3	28	3
Net realized gains (losses) on investments	—	(53)	2	(6)
Net change in unrealized appreciation or depreciation of investments	—	135	22	78

Net increase (decrease) in net assets resulting from operations	(4)	85	52	75

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	12	15	—
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—	(30)
Investrac Gold Variable Annuity	204	(111)	(15)	(25)
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—	—

Increase (decrease) in net assets from policy transactions	204	(99)	—	(55)

Increase (decrease) in net assets	200	(14)	52	20

Net assets at the beginning of year	412	453	359	307

Net assets at the end of year	612	439	411	327

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Manager: Growth
Operations
Investment income (loss) – net	35	—	2
Net realized gains (losses) on investments	(64)	(239)	(36)
Net change in unrealized appreciation or depreciation of investments	721	1,223	194

Net increase (decrease) in net assets resulting from operations	692	984	160

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	2	—
Investrac Gold Variable Annuity	51	41	7
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(213)	(223)	(44)
Investrac Gold Variable Annuity	(272)	(498)	(12)
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—

Increase (decrease) in net assets from policy transactions	(434)	(678)	(49)

Increase (decrease) in net assets	258	306	111

Net assets at the beginning of year	3,066	3,325	560

Net assets at the end of year	3,324	3,631	671

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Balanced	Fidelity Growth Opportunities	Fidelity Mid Cap
Operations
Investment income (loss) – net	1	(3)	(4)
Net realized gains (losses) on investments	(6)	(41)	(129)
Net change in unrealized appreciation or depreciation of investments	38	186	299

Net increase (decrease) in net assets resulting from operations	33	142	166

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	1	—
Investrac Gold Variable Annuity	1	—	8
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	(52)	—
Investrac Gold Variable Annuity	(9)	—	(214)
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	—	—	—

Increase (decrease) in net assets from policy transactions	(8)	(51)	(206)

Increase (decrease) in net assets	25	91	(40)

Net assets at the beginning of year	59	356	547

Net assets at the end of year	84	447	507

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Net Changes	Fidelity Growth Strategies	Fidelity Asset Manager	Fidelity Contrafund
Operations
Investment income (loss) – net	(5)	—	29
Net realized gains (losses) on investments	(124)	—	(1,926)
Net change in unrealized appreciation or depreciation of investments	421	1	4,246

Net increase (decrease) in net assets resulting from operations	292	1	2,349

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	17	—	32
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	3
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	192	—	1,058

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(2)	—	(205)
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	(78)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	(24)
WQ III Group Unallocated Variable Annuity	(179)	—	(2,081)

Increase (decrease) in net assets from policy transactions	28	—	(1,295)

Increase (decrease) in net assets	320	1	1,054

Net assets at the beginning of year	729	4	6,960

Net assets at the end of year	1,049	5	8,014

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Net Changes	Fidelity Index 500	Fidelity Growth Opportunities	Fidelity Mid Cap
Operations
Investment income (loss) – net	76	(3)	(21)
Net realized gains (losses) on investments	(835)	(143)	(838)
Net change in unrealized appreciation or depreciation of investments	1,985	485	3,150

Net increase (decrease) in net assets resulting from operations	1,226	339	2,291

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	16	4	24
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	3
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	1	—	—
WQ III Group Unallocated Variable Annuity	593	184	674

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(45)	52	(80)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(61)	—	24
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(73)	(4)	(4)
WQ III Group Unallocated Variable Annuity	(1,194)	(289)	(1,454)

Increase (decrease) in net assets from policy transactions	(763)	(53)	(813)

Increase (decrease) in net assets	463	286	1,478

Net assets at the beginning of year	4,852	768	5,992

Net assets at the end of year	5,315	1,054	7,470

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Net Changes	Fidelity Equity-Income	Fidelity Investment Grade Bond	Fidelity Growth & Income
Operations
Investment income (loss) – net	6	66	1
Net realized gains (losses) on investments	(187)	(2)	(68)
Net change in unrealized appreciation or depreciation of investments	322	63	181

Net increase (decrease) in net assets resulting from operations	141	127	114

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	10	10	6
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	64	142	60

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	6	14	4
WealthQuest III Variable Annuity - 6 yr. Ratchet	(53)	10	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(16)	1	—
WQ III Group Unallocated Variable Annuity	(45)	(217)	(60)

Increase (decrease) in net assets from policy transactions	(34)	(40)	10

Increase (decrease) in net assets	107	87	124

Net assets at the beginning of year	553	793	398

Net assets at the end of year	660	880	522

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class 2
Net Changes	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
Operations
Investment income (loss) – net	1	(2)	2
Net realized gains (losses) on investments	(90)	(241)	(111)
Net change in unrealized appreciation or depreciation of investments	240	565	201

Net increase (decrease) in net assets resulting from operations	151	322	92

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	1	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	64	192	73

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(6)	(12)	(18)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(5)	69	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	(3)	—
WQ III Group Unallocated Variable Annuity	(46)	(9)	(193)

Increase (decrease) in net assets from policy transactions	8	237	(138)

Increase (decrease) in net assets	159	559	(46)

Net assets at the beginning of year	359	392	254

Net assets at the end of year	518	951	208

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) V.I. – Series I
Net Changes	Invesco Dynamics	Invesco Global Health Care	Invesco Technology
Operations
Investment income (loss) – net	—	(1)	(3)
Net realized gains (losses) on investments	(32)	(163)	(75)
Net change in unrealized appreciation or depreciation of investments	90	324	348

Net increase (decrease) in net assets resulting from operations	58	160	270

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	—	—	1
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—
WQ III Group Unallocated Variable Annuity	22	129	107

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—
Investrac Gold Variable Annuity	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—
WealthQuest III Variable Annuity - No Rider	(1)	(11)	67
WealthQuest III Variable Annuity - 6 yr. Ratchet	(12)	(1)	141
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(1)	—	—
WQ III Group Unallocated Variable Annuity	(36)	(186)	(109)

Increase (decrease) in net assets from policy transactions	(28)	(69)	207

Increase (decrease) in net assets	30	91	477

Net assets at the beginning of year	114	583	404

Net assets at the end of year	144	674	881

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) V.I. – Series I
Net Changes	Invesco Global Real Estate	Invesco Utilities	Invesco Financial Services	Invesco Small Cap Equity
Operations
Investment income (loss) – net	(12)	60	8	(3)
Net realized gains (losses) on investments	(1,234)	(480)	(187)	(87)
Net change in unrealized appreciation or depreciation of investments	1,857	628	254	246

Net increase (decrease) in net assets resulting from operations	611	208	75	156

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	15	12	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	1	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	301	176	62	138

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	24	(69)	—	7
WealthQuest III Variable Annuity - 6 yr. Ratchet	(60)	(85)	1	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(2)	2	—	—
WQ III Group Unallocated Variable Annuity	(304)	(358)	—	(105)

Increase (decrease) in net assets from policy transactions	(26)	(321)	63	40

Increase (decrease) in net assets	585	(113)	138	196

Net assets at the beginning of year	1,764	1,726	162	628

Net assets at the end of year	2,349	1,613	300	824

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Net Changes	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
Operations
Investment income (loss) – net	(8)	4	3	5
Net realized gains (losses) on investments	(123)	(22)	(66)	(45)
Net change in unrealized appreciation or depreciation of investments	566	159	209	205

Net increase (decrease) in net assets resulting from operations	435	141	146	165

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—	—
Investrac Gold Variable Annuity	—	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	6	—	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	—
WQ III Group Unallocated Variable Annuity	139	49	67	52

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(59)	(76)	(62)	(46)
Investrac Gold Variable Annuity	—	—	—	—
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	(31)	(5)	(4)	(23)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(7)	—	(18)	(1)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(5)	—	—	—
WQ III Group Unallocated Variable Annuity	(101)	(27)	45	(100)

Increase (decrease) in net assets from policy transactions	(58)	(59)	28	(118)

Increase (decrease) in net assets	377	82	174	47

Net assets at the beginning of year	1,226	473	487	634

Net assets at the end of year	1,603	555	661	681

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Van Eck VIP Trust – Initial Class
Net Changes	Van Eck Global Hard Assets	Van Eck Emerging Markets
Operations
Investment income (loss) – net	(1)	(3)
Net realized gains (losses) on investments	(2)	(121)
Net change in unrealized appreciation or depreciation of investments	46	345

Net increase (decrease) in net assets resulting from operations	43	221

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—
Investrac Gold Variable Annuity	—	—
Investrac Gold Annuitized Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	3	(90)
Investrac Gold Variable Annuity	—	—
Investrac Gold Annuitized Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—

Increase (decrease) in net assets from policy transactions	3	(90)

Increase (decrease) in net assets	46	131

Net assets at the beginning of year	74	231

Net assets at the end of year	120	362

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Net Changes	AN Growth	AN Equity Income	AN Balanced	AN Money Market
Operations
Investment income (loss) – net	(3)	53	24	(120)
Net realized gains (losses) on investments	(167)	(352)	(162)	—
Net change in unrealized appreciation or depreciation of investments	581	775	519	—

Net increase (decrease) in net assets resulting from operations	411	476	381	(120)

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—	2
Investrac Gold Variable Annuity	23	24	10	4
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	5	10	5	1,076
WealthQuest III Variable Annuity - 6 yr. Ratchet	3	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	—	2
WQ III Group Unallocated Variable Annuity	91	104	107	5,072

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(76)	(121)	(103)	(240)
Investrac Gold Variable Annuity	(66)	(196)	(56)	62
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	(41)	(79)	(201)	(1,659)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(17)	(2)	(8)	(717)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—	10	(282)
WQ III Group Unallocated Variable Annuity	(183)	(265)	(371)	(5,953)

Increase (decrease) in net assets from policy transactions	(261)	(525)	(607)	(2,633)

Increase (decrease) in net assets	150	(49)	(226)	(2,753)

Net assets at the beginning of year	1,951	3,593	2,535	22,235

Net assets at the end of year	2,101	3,544	2,309	19,482

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Net Changes	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Limited- Term Bond	T. Rowe Price Mid-Cap Growth
Operations
Investment income (loss) – net	82	100	135	(22)
Net realized gains (losses) on investments	(1,211)	(1,198)	65	(379)
Net change in unrealized appreciation or depreciation of investments	2,729	3,281	142	1,450

Net increase (decrease) in net assets resulting from operations	1,600	2,183	342	1,049

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—	—	5
Investrac Gold Variable Annuity	1	4	—	6
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	26	19	10	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	1	—	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	1	—	—	—
WQ III Group Unallocated Variable Annuity	744	769	523	250

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(106)	(82)	(1)	(102)
Investrac Gold Variable Annuity	(111)	(9)	—	(14)
Investrac Gold Annuitized Variable Annuity	—	—	—	—
WealthQuest III Variable Annuity - No Rider	(93)	(109)	15	(13)
WealthQuest III Variable Annuity - 6 yr. Ratchet	(173)	177	(487)	(1)
WealthQuest III Variable Annuity - 3% Roll-up	—	—	—	—
WealthQuest III Variable Annuity - 5% Roll-up	(11)	(30)	12	2
WQ III Group Unallocated Variable Annuity	(1,537)	(1,398)	(689)	(156)

Increase (decrease) in net assets from policy transactions	(1,258)	(659)	(617)	(23)

Increase (decrease) in net assets	342	1,524	(275)	1,026

Net assets at the beginning of year	7,253	4,344	4,355	2,484

Net assets at the end of year	7,595	5,868	4,080	3,510

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Lazard Retirement Series
Net Changes	Lazard U.S. Small-Mid Cap Equity	Lazard Emerging Markets Equity
Operations
Investment income (loss) – net	(2)	3
Net realized gains (losses) on investments	(40)	(59)
Net change in unrealized appreciation or depreciation of investments	127	175

Net increase (decrease) in net assets resulting from operations	85	119

Policy transactions
Policy purchase payments:
WealthQuest Variable Annuity II	—	—
Investrac Gold Variable Annuity	—	—
Investrac Gold Annuitized Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—

Policy terminations, withdrawal payments and charges:
WealthQuest Variable Annuity II	(31)	(101)
Investrac Gold Variable Annuity	—	—
Investrac Gold Annuitized Variable Annuity	—	—
WealthQuest III Variable Annuity - No Rider	—	—
WealthQuest III Variable Annuity - 6 yr. Ratchet	—	—
WealthQuest III Variable Annuity - 3% Roll-up	—	—
WealthQuest III Variable Annuity - 5% Roll-up	—	—
WQ III Group Unallocated Variable Annuity	—	—

Increase (decrease) in net assets from policy transactions	(31)	(101)

Increase (decrease) in net assets	54	18

Net assets at the beginning of year	185	242

Net assets at the end of year	239	260

AMERICAN NATIONAL VARIABLE ANNUITY SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
December 31, 2010

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General…American National Variable Annuity Separate Account (“Separate Account”) was established on July 30, 1991 under Texas law as a separate investment account of American National Insurance Company (“Sponsor”). The Separate Account began operations on April 20, 1994. The assets of the Separate Account are segregated from the Sponsor’s general assets and are used only to support variable annuity products issued by the Sponsor. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

These financial statements report the results of the subaccounts for the various variable annuity products. As of December 31, 2010, there are 57 active subaccounts within the Separate Account, although not all subaccounts are offered in each product. Each of the subaccounts is invested only in a corresponding portfolio of the following mutual fund companies: The Alger Portfolios, Federated Insurance Series, Fidelity Variable Insurance Products, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), MFS Variable Insurance Trust, Van Eck VIP Trust, American National Investment Accounts, Inc., T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., T. Rowe Price Fixed Income Series, Inc., and Lazard Retirement Series.  The American National Investment Accounts, Inc. funds were organized and managed for a fee by Securities Management & Research, Inc. (SM&R) which was a wholly-owned subsidiary of the Sponsor. As of December 31, 2010, SM&R was sold and is no longer affiliated with the Sponsor.

On March 12, 2010, the Federated Mid Cap Growth Strategies Fund II and Federated Equity Income Fund II were merged into the Federated Kaufmann Fund II and Federated Capital Income Fund II, respectively. All amounts in these financial statements for the Federated Mid Cap Growth Strategies II and Federated Equity Income Fund II funds reflect the activity through the date of the merger. All activities after the merger are presented as part of the Federated Kaufmann Fund II and Federated Capital Income Fund II. On April 30, 2010, the American National Investments Accounts, Inc. mutual funds were no longer offered to policyholders.

Effective May 2, 2011, the Invesco V.I. Dynamics Fund and the Invesco V.I. Financial Services Fund will be acquired by the Invesco V.I. Capital Development Fund and the Invesco V.I. Dividend Growth Fund, respectively.  The Invesco V.I. Dynamics Fund and the Invesco V.I. Financial Services Fund ceased accepting any purchases, sales or other transactions on or about April 29, 2011.

Basis of Presentation… The financial statements of the Separate Account have been prepared on an accrual basis in accordance with U.S. generally accepted accounting principles (“GAAP”).

Investments ... Investments in shares of the separate investment portfolios are stated at fair value. In accordance with the definitions provided under U.S. GAAP, the determination of fair value is based on a three-tier hierarchy as follows:

Level 1 Fair values are determined through unadjusted quoted prices from active markets for identical assets.

Level 2 Fair values are determined through quoted prices for similar assets that are observable from market data or can be corroborated through observed market data.

Level 3 Fair values are determined through valuation techniques that use inputs that are both unobservable and significant to the overall market price.

The fair values for the shares of the separate investment portfolios are determined through a quoted market price from each respective portfolio, which meets the level one hierarchy definition. The net asset value for each share is equal to the quoted market price. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.

Federal Taxes ... The operations of the Separate Account form a part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the policyholders are not taxed to the Sponsor. As a result, the unit values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

Use of Estimates ... The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

(2) SECURITY PURCHASES AND SALES

For the year ended December 31, 2010, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between mutual fund portfolios) and proceeds from sales of investments in the mutual fund portfolios were as follows (in thousands):

Fund	Purchases	Sales
Alger Small Cap Growth	$589	$802
Alger Large Cap Growth	413	863
Alger Growth & Income	135	334
Alger Balanced	650	1,217
Alger Mid Cap Growth	469	1,140
Alger Capital Appreciation	543	1,370
Federated Capital Income II	1,342	389
Federated Fund for U.S. Government Securities	1,053	813
Federated High Income Bond II-Primary Shares	1,308	1,912
Federated Mid Cap Growth Strategies II	33	872
Federated Equity Income II	114	919
Federated Quality Bond II - Primary Shares	832	642
Federated Kaufmann II-Primary Shares	1,072	584
Fidelity Growth & Income	15	9
Fidelity Equity Income	135	100
Fidelity Growth	68	203
Fidelity High Income	26	27
Fidelity Money Market	3,084	1,169
Fidelity Overseas	29	51
Fidelity Investment Grade Bond	151	9
Fidelity Asset Manager	23	54
Fidelity Index 500	249	532
Fidelity Contrafund	255	548
Fidelity Asset Manager: Growth	22	92
Fidelity Balanced	8	80

Fund	Purchases	Sales
Fidelity Growth Opportunities	$12	$57
Fidelity Mid Cap	233	185
Fidelity Growth Strategies II	212	586
Fidelity Asset Manager II	-	-
Fidelity Contrafund II	1,009	2,572
Fidelity Index 500 II	1,273	2,261
Fidelity Growth Opportunities II	371	581
Fidelity Mid Cap II	1,928	2,814
Fidelity Equity-Income II	316	393
Fidelity Investment Grade Bond II	2,186	1,027
Fidelity Growth & Income II	149	140
Fidelity Money Market II	26,838	10,201
Fidelity Value II	196	197
Fidelity Value Strategies II	705	641
Fidelity Value Leaders II	141	47
Invesco Dynamics	18	67
Invesco Global Health Care	117	275
Invesco Technology	372	444
Invesco Global Real Estate	531	1,055
Invesco Utilities	239	615
Invesco Financial Services	707	723
Invesco Small Cap Equity	277	314
MFS Growth	378	633
MFS Core Equity	90	286
MFS Research	208	196
MFS Investors Trust	112	220
Van Eck Global Hard Assets	4	35
Van Eck Emerging Markets	15	82
AN Growth	33	2,275
AN Equity Income	116	3,878
AN Balanced	166	2,526
AN Money Market	2,313	21,796
T. Rowe Price Equity Income	1,459	2,310
T. Rowe Price International Stock	1,558	2,648
T. Rowe Price Limited-Term Bond	940	2,019
T. Rowe Price Mid-Cap Growth	661	1,449
Lazard Retirement U.S. Small-Mid Cap Equity	21	32
Lazard Retirement Emerging Markets Equity	12	91
TOTALS	$58,534	$80,402

(3) POLICY CHARGES AND DEDUCTIONS
Mortality and Expense Risk Charges…Mortality risk and expense risk charges are assessed daily against the Separate Account’s net asset value. This fee was assessed during 2010 on policies in both the accumulation period and the annuity period, and varied by product as follows:

Wealthquest II Variable Annuity	1.15%
Investrac Gold Variable Annuity	1.25%
Group Unallocated Variable Annuity	0.35%
Wealthquest III Variable Annuity	1.10% (with No Riders, accumulation period)
Wealthquest III Variable Annuity	1.15% (with No Riders, annuity period)
Wealthquest III Variable Annuity	1.20% (with Minimum Guaranteed. Death Benefit Rider, 6 year Ratchet)
Wealthquest III Variable Annuity	1.30% (3% Guaranteed Death Benefit Rider)
Wealthquest III Variable Annuity	1.45% (5% Guaranteed Death Benefit Rider)

Administrative Charges... The Sponsor’s administrative charges consist of an annual contract fee and a daily administrative asset fee. The annual contract fee ranges between $0 and $35 and is generally waived for those contract values greater than $50,000. At the time of full surrender, the annual contract fee will be deducted on a pro rata basis. The administrative asset fee ranges between 0.10% and 0.90% annually for all contracts. These charges are deducted through redemption of units of interest from applicable policyholders’ accounts. The Group Unallocated Variable Annuity annual administration fees based on total contract value are as follows:

$0 – 500,000	0.90%
$500,001 – 1,000,000	0.70%
$1,000,001 – 3,000,000	0.50%
$3,000,001 – 5,000,000	0.25%
$ 5,000,001 and above	0%

Surrender Charge... On withdrawals of that portion of the accumulation value representing purchase payments, a surrender charge is imposed based upon the number of contract years from date of issue.  The surrender charge ranges from a maximum of 7% to 0% depending upon the product and year of withdrawal.

Transfer Charge... A range between $0 and $10 transfer charge is imposed after the first twelve transfers in any one policy year for transfers made among the subaccounts.

Premium Charge... Premium taxes for certain jurisdictions are deducted from premiums paid based on state of residence. The Sponsor’s current practice is to deduct any state imposed premium tax from purchase payments. If a state only imposes premium taxes upon annuitization, the Sponsor will deduct these taxes from the contract value upon annuitization.

(4) FINANCIAL HIGHLIGHTS

The Sponsor sells a number of variable annuity products having unique combinations of features and fees that are charged against the policyholders’ account balance (See Note 3).  Differences in fee structures result in a variety of expense ratios and total returns.

The following table was developed by determining which products offered by the Separate Account have the lowest and highest total return (all ratios are percentages):

	At December 31					For the year ended December 31
	Units		Unit Fair Value	Net Assets		Investment1	Expense Ratio2	Total Return3
	(000s	)	Lowest to Highest	(000s	)	Income Ratio	Lowest to Highest	Lowest to Highest
Alger Small Cap Growth:
2010	2,262		$0.97 to 1.12	2,451		-	1.20 to 1.55	23.37 to 24.86
2009	2,489		0.78 to 0.90	2,184		-	1.20 to 1.55	43.27 to 45.00
2008	2,663		0.55 to 0.62	1,614		1.41	1.20 to 1.55	-47.43 to -46.79
2007	3,082		1.03 to 1.17	3,519		-	1.20 to 1.55	15.43 to 16.93
2006	2,660		0.89 to 1.00	2,600		-	1.20 to 1.55	18.18 to 19.48
Alger Large Cap Growth:
2010	2,134		0.77 to 0.86	1,766		0.79	1.20 to 1.55	11.64 to 12.99
2009	2,752		0.69 to 0.76	2,036		0.64	1.20 to 1.55	45.30 to 47.06
2008	3,027		0.48 to 0.52	1,527		0.24	1.20 to 1.55	-46.99 to -46.34
2007	3,007		0.90 to 0.96	2,836		0.93	1.20 to 1.55	18.09 to 19.52
2006	3,133		0.76 to 0.80	2,484		0.13	1.20 to 1.55	3.54 to 4.72
Alger Growth & Income:
2010	1,023		0.75 to 0.83	812		1.57	1.20 to 1.55	10.54 to 11.88
2009	1,308		0.68 to 0.77	940		2.62	1.20 to 1.55	30.14 to 31.71
2008	1,622		0.52 to 0.56	890		2.00	1.20 to 1.55	-40.40 to -39.68
2007	1,796		0.87 to 0.93	1,632		1.59	1.20 to 1.55	8.43 to 9.76
2006	1,518		0.80 to 0.85	1,261		1.22	1.20 to 1.55	7.64 to 8.84
Alger Balanced:
2010	2,074		1.06 to 1.17	2,342		2.80	1.20 to 1.55	8.64 to 9.95
2009	2,670		0.98 to 1.07	2,763		3.27	1.20 to 1.55	27.26 to 28.80
2008	3,154		0.77 to 0.83	2,547		15.79	1.20 to 1.55	-32.81 to -32.00
2007	3,113		1.14 to 1.22	3,700		13.40	1.20 to 1.55	10.63 to 11.98
2006	3,121		1.03 to 1.09	3,327		6.37	1.20 to 1.55	3.12 to 4.36
Alger Mid Cap Growth:
2010	2,347		1.08 to 1.20	2,692		-	1.20 to 1.55	17.55 to 18.96
2009	3,014		0.92 to 1.00	2,926		-	1.20 to 1.55	49.37 to 51.17
2008	2,915		0.61 to 0.66	1,884		37.10	1.20 to 1.55	-59.00 to -58.50
2007	2,812		1.50 to 1.60	4,411		30.61	1.20 to 1.55	29.72 to 31.10
2006	2,464		1.16 to 1.22	2,957		13.33	1.20 to 1.55	8.46 to 9.73
Alger Capital Appreciation:
2010	2,064		0.90 to 1.05	2,100		0.42	1.20 to 1.55	12.27 to 13.63
2009	2,974		0.80 to 0.95	2,678		-	1.20 to 1.55	48.78 to 50.58
2008	2,970		0.54 to 0.61	1,775		-	1.20 to 1.55	-45.98 to -45.33
2007	2,910		0.99 to 1.13	3,187		-	1.20 to 1.55	31.47 to 33.07
2006	1,545		0.75 to 0.85	1,283		-	1.20 to 1.55	17.44 to 18.85
Federated Capital Income II:
2010	1,347		1.05 to 1.16	1,523		3.10	1.20 to 1.55	10.36 to 11.69
2009	457		0.87 to 1.04	468		6.08	1.20 to 1.55	26.31 to 27.83
2008	612		0.75 to 0.81	489		5.63	1.20 to 1.55	-21.61 to -20.66
2007	548		0.96 to 1.02	550		4.82	1.20 to 1.55	2.43 to 3.67
2006	550		0.93 to 0.99	534		5.30	1.20 to 1.55	13.87 to 15.44

	At December 31			For the year ended December 31
	Units	Unit Fair Value	Net Assets	Investment1	Expense Ratio2	Total Return3
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Federated Fund for U.S. Government Securities II:
2010	1,270	1.20 to 1.62	1,694	4.55	1.20 to 1.55	3.81 to 4.80
2009	1,118	1.16 to 1.56	1,443	5.82	1.20 to 1.55	3.85 to 4.84
2008	916	1.11 to 1.50	1,151	3.91	1.20 to 1.55	2.93 to 3.91
2007	516	1.09 to 1.43	695	4.40	1.20 to 1.55	4.91 to 5.91
2006	535	1.03 to 1.39	726	4.26	1.20 to 1.55	2.55 to 3.77
Federated High Income Bond II-Primary Shares:
2010	2,191	1.66 to 1.84	3,873	8.45	1.20 to 1.55	12.97 to 14.33
2009	2,766	1.46 to 1.61	4,278	9.52	1.20 to 1.55	50.50 to 52.31
2008	2,642	0.98 to 1.06	2,726	10.44	1.20 to 1.55	-27.14 to -26.25
2007	2,623	1.34 to 1.43	3,674	7.63	1.20 to 1.55	1.83 to 3.06
2006	2,308	1.32 to 1.39	3,142	8.42	1.20 to 1.55	9.11 to 10.49
Federated Mid Cap Growth Strategies II:
2010	-	-	0	-	1.20 to 1.55	3.47 to 3.71
2009	923	0.69 to 1.22	808	-	1.20 to 1.55	28.60 to 30.16
2008	934	0.56 to 0.95	644	28.30	1.20 to 1.55	-44.37 to -43.69
2007	1,187	1.01 to 1.70	1,561	-	1.20 to 1.55	16.19 to 17.60
2006	1,212	0.87 to 1.46	1,425	-	1.20 to 1.55	6.58 to 7.63
Federated Equity Income II:
2010	-	-	0	3.62	1.20 to 1.55	1.64 to 1.87
2009	930	0.81 to 1.11	818	3.37	1.20 to 1.55	13.49 to 14.86
2008	754	0.71 to 0.98	585	3.62	1.20 to 1.55	-31.52 to -30.69
2007	919	1.04 to 1.43	1,063	2.67	1.20 to 1.55	0.47 to 1.69
2006	866	1.03 to 1.42	1,026	2.15	1.20 to 1.55	21.25 to 22.71
Federated Quality Bond II-Primary Shares:
2010	698	1.24 to 1.32	896	4.29	1.20 to 1.55	6.84 to 8.13
2009	567	1.16 to 1.22	680	6.61	1.20 to 1.55	18.58 to 20.01
2008	592	0.98 to 1.02	593	5.43	1.20 to 1.55	-8.72 to -7.61
2007	367	1.07 to 1.10	398	3.57	1.20 to 1.55	3.75 to 5.55
2006	157	1.03 to 1.05	163	2.93	1.20 to 1.55	2.56 to 3.26
Federated Kaufmann II-Primary Shares:
2010	876	1.37 to 1.46	1,268	0.06	1.20 to 1.55	16.18 to 17.58
2009	485	1.14 to 1.25	599	-	1.20 to 1.55	27.5 to 29.04
2008	511	0.92 to 0.97	490	12.03	1.20 to 1.55	-42.69 to -42.00
2007	472	1.61 to 1.66	781	4.36	1.20 to 1.55	19.17 to 20.23
2006	242	1.35 to 1.38	333	1.41	1.20 to 1.55	13.12 to 14.84
Fidelity Growth & Income:
2010	64	0.97	63	0.73	1.40	13.27
2009	57	0.86	49	1.04	1.40	25.43
2008	63	0.68	43	12.37	1.40	-42.52
2007	65	1.19	77	6.08	1.40	10.56
2006	73	1.08	79	3.98	1.40	11.61
Fidelity Equity-Income:
2010	381	2.55	973	1.83	1.40	13.55
2009	370	2.25	831	2.11	1.40	28.4
2008	426	1.75	745	2.45	1.40	-43.46
2007	527	3.1	1,631	9.45	1.40	0.11
2006	622	3.09	1,922	14.90	1.40	18.53
Fidelity Growth:
2010	375	2.50	939	0.57	1.40	22.45
2009	437	2.04	894	0.49	1.40	26.50
2008	502	1.62	811	0.77	1.40	-47.91
2007	617	3.1	1,914	0.90	1.40	25.19
2006	710	2.48	1,758	0.42	1.40	5.37
	At December 31			For the year ended December 31
	Units	Unit Fair Value	Net Assets	Investment1	Expense Ratio2	Total Return3
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity High Income:
2010	75	1.91	143	7.90	1.40	12.24
2009	80	1.70	136	10.31	0.95 to 1.40	41.96
2008	43	1.20	51	8.08	0.95 to 1.40	-26.03
2007	57	1.62	92	7.90	0.95 to 1.40	1.35
2006	78	1.60	125	6.22	0.95 to 1.40	9.35 to 9.86
Fidelity Money Market:
2010	1,780	1.42	2,527	0.34	1.40	-1.15
2009	426	1.44	612	0.60	1.40	-0.68
2008	285	1.45	412	3.34	1.40	1.59
2007	411	1.42	584	5.54	1.40	3.74
2006	205	1.37	281	4.88	1.40	3.40
Fidelity Overseas:
2010	245	1.89	463	1.51	1.40	11.54
2009	259	1.69	439	1.36	0.95 to 1.40	24.77
2008	334	1.36	453	11.46	0.95 to 1.40	-44.59
2007	402	2.45	985	9.96	0.95 to 1.40	15.67
2006	450	2.12 to 2.13	953	1.43	0.95 to 1.40	16.45 to 16.62
Fidelity Investment Grade Bond:
2010	254	2.23	566	5.33	1.40	6.31
2009	196	2.10	411	9.13	1.40	14.11
2008	195	1.84	359	1.92	1.40	-4.60
2007	56	1.93	108	5.09	1.40	2.89
2006	87	1.89	164	4.63	1.40	2.91
Fidelity Asset Manager:
2010	196	1.54 to 2.30	332	2.11	1.25 to 1.40	12.68 to 12.85
2009	212	1.36 to 2.05	327	2.41	1.25 to 1.40	27.32 to 27.51
2008	254	1.07 to 1.60	307	14.57	1.25 to 1.40	-29.71 to -29.61
2007	383	1.52 to 2.28	668	9.11	1.25 to 1.40	13.89 to 14.06
2006	502	1.33 to 2.00	784	2.81	1.25 to 1.40	5.83 to 5.88
Fidelity Index 500:
2010	1,839	1.35 to 2.87	3,371	3.68	1.25 to 1.40	13.43 to 13.59
2009	2,062	1.19 to 2.53	3,324	4.46	0.95 to 1.40	24.85 to 25.03
2008	2,373	0.95 to 2.03	3,066	3.19	0.95 to 1.40	-37.88 to -37.78
2007	2,963	1.52 to 3.27	6,047	3.51	0.95 to 1.40	3.97 to 4.12
2006	3,922	1.46 to 3.14	7,517	1.80	0.95 to 1.40	14.13 to 14.30
Fidelity Contrafund:
2010	1,509	1.99 to 3.46	3,877	1.22	1.25 to 1.40	15.59 to 15.76
2009	1,661	1.72 to 2.99	3,631	1.30	0.95 to 1.40	33.82 to 34.02
2008	2,002	1.28 to 2.24	3,325	3.98	0.95 to 1.40	-43.32 to -43.23
2007	2,224	2.26 to 3.95	6,328	24.35	0.95 to 1.40	15.95 to 16.14
2006	2,793	1.94 to 3.42	6,739	9.08	0.95 to 1.40	10.17 to 10.34
Fidelity Asset Manager: Growth:
2010	446	1.35 to 1.98	691	1.43	1.25 to 1.40	14.73 to 14.90
2009	491	1.17 to 1.72	671	1.70	0.95 to 1.40	31.06 to 31.26
2008	544	0.89 to 1.31	560	2.02	0.95 to 1.40	-36.71 to -36.61
2007	603	1.41 to 2.08	974	4.24	0.95 to 1.40	17.30 to 17.32
2006	640	1.20 to 1.77	869	2.01	0.95 to 1.40	5.51 to 5.79
Fidelity Balanced:
2010	12	1.27	16	0.66	1.40	16.43
2009	77	1.09	84	3.08	1.40	36.67
2008	73	0.80	59	2.74	1.40	-34.88
2007	129	1.23	159	6.82	1.40	7.52
2006	109	1.14	125	3.49	1.40	10.16

	At December 31			For the year ended December 31
	Units	Unit Fair Value	Net Assets	Investment1	Expense Ratio2	Total Return3
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity Growth Opportunities:
2010	506	0.75 to 1.00	500	0.20	1.25 to 1.40	22.02 to 22.20
2009	552	0.61 to 0.82	447	0.46	1.25 to 1.40	43.82 to 44.04
2008	632	0.43 to 0.57	356	0.38	1.25 to 1.40	-55.65 to -55.58
2007	747	0.96 to 1.28	946	-	1.25 to 1.40	21.46 to 21.65
2006	883	0.79 to 1.05	920	0.77	1.25 to 1.40	4.00 to 4.15
Fidelity Mid Cap:
2010	195	3.54	692	0.68	1.40	27.05
2009	182	2.79	507	1.02	1.40	38.14
2008	271	2.02	547	17.28	1.40	-40.29
2007	251	3.38	849	9.69	1.40	14.01
2006	385	2.97	1,142	12.37	1.40	11.14
Fidelity Growth Strategies II:
2010	859	0.96 to 1.06	894	-	1.20 to 1.55	22.77 to 24.25
2009	1,250	0.78 to 0.88	1,049	-	1.20 to 1.55	37.19 to 38.84
2008	1,204	0.57 to 0.61	729	0.20	1.20 to 1.55	-49.57 to -49.08
2007	1,293	1.15 to 1.20	1,545	10.34	1.20 to 1.55	15.79 to 16.91
2006	1,057	0.99 to 1.03	1,083	5.20	1.20 to 1.55	6.64 to 7.92
Fidelity Asset Manager II:
2010	4	1.31	5	1.94	1.25	13.56
2009	4	1.19	5	2.31	1.20 to 1.55	28.31
2008	4	0.90	4	13.46	1.20 to 1.55	-29.16
2007	4	1.27	5	8.45	1.20 to 1.55	14.77
2006	4	1.11	5	2.52	1.20 to 1.55	6.76
Fidelity Contrafund II:
2010	5,307	1.32 to 1.47	7,533	0.95	1.20 to 1.55	15.13 to 16.52
2009	6,539	0.97 to 1.26	8,014	1.13	1.20 to 1.55	33.39 to 34.99
2008	7,627	0.86 to 0.93	6,960	3.86	1.20 to 1.55	-43.58 to -42.89
2007	7,242	1.53 to 1.63	11,613	28.90	1.20 to 1.55	15.49 to 16.89
2006	6,163	1.32 to 1.40	8,496	10.08	1.20 to 1.55	9.73 to 11.04
Fidelity Index 500 II:
2010	5,119	0.87 to 0.97	4,775	3.52	1.20 to 1.55	12.97 to 14.33
2009	6,471	0.77 to 0.85	5,315	4.38	1.20 to 1.55	24.36 to 25.86
2008	7,398	0.62 to 0.67	4,852	3.15	1.20 to 1.55	-38.13 to -37.38
2007	7,816	1.00 to 1.07	8,222	3.27	1.20 to 1.55	3.56 to 4.79
2006	7,358	0.97 to 1.02	7,433	1.31	1.20 to 1.55	13.67 to 15.06
Fidelity Growth Opportunities II:
2010	1,274	0.78 to 0.87	1,075	-	1.20 to 1.55	21.57 to 23.04
2009	1,526	0.64 to 0.71	1,054	0.23	1.20 to 1.55	43.22 to 44.95
2008	1,603	0.45 to 0.49	768	0.13	1.20 to 1.55	-55.83 to -55.29
2007	1,707	1.02 to 1.09	1,831	-	1.20 to 1.55	21.01 to 22.47
2006	1,255	0.84 to 0.89	1,104	0.42	1.20 to 1.55	3.51 to 4.75
Fidelity Mid Cap II:
2010	3,446	2.31 to 2.56	8,472	0.42	1.20 to 1.55	26.60 to 28.12
2009	3,859	1.80 to 1.99	7,470	0.95	1.20 to 1.55	37.60 to 39.26
2008	4,283	1.33 to 1.43	5,992	17.74	1.20 to 1.55	-40.54 to -39.82
2007	4,301	2.23 to 2.38	10,030	8.82	1.20 to 1.55	13.55 to 14.90
2006	3,767	1.97 to 2.07	7,678	11.70	1.20 to 1.55	10.68 to 12.01
Fidelity Equity Income II:
2010	619	1.05 to 1.12	667	1.56	1.20 to 1.55	13.15 to 14.52
2009	692	0.91 to 0.98	660	1.96	1.20 to 1.55	27.89 to 29.43
2008	748	0.72 to 0.76	553	2.62	1.20 to 1.55	-43.70 to -43.01
2007	697	1.29 to 1.33	910	12.75	1.20 to 1.55	-0.29 to 0.74
2006	322	1.29 to 1.32	420	15.15	1.20 to 1.55	18.09 to 19.72

		At December 31			For the year ended December 31
		Units	Unit Fair Value	Net Assets	Investment1	Expense Ratio2	Total Return3
		(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity Investment Grade Bond II:
2010		1,610	1.21 to 1.29	2,027	6.85	1.20 to 1.55	5.89 to 7.17
2009		742	1.14 to 1.20	880	9.00	1.20 to 1.55	13.69 to 15.07
2008		765	1.00 to 1.05	793	4.14	1.20 to 1.55	-4.95 to -3.80
2007		596	1.05 to 1.09	642	3.10	1.20 to 1.55	2.48 to 3.72
2006		308	1.03 to 1.05	320	2.51	1.20 to 1.55	2.54 to 3.77
Fidelity Growth & Income II:
2010		523	1.10 to 1.17	600	0.46	1.20 to 1.55	12.79 to 14.15
2009		518	0.98 to 1.03	522	0.89	1.20 to 1.55	25.06 to 26.57
2008		498	0.78 to 0.81	398	9.78	1.20 to 1.55	-42.80 to -42.10
2007		455	1.36 to 1.40	631	4.54	1.20 to 1.55	10.13 to 11.46
2006		287	1.23 to 1.25	360	2.27	1.20 to 1.55	11.13 to 12.46
Fidelity Money Market II:
2010	5	16,709	0.99 to 1.00	16,637	0.14	1.20 to 1.55	-0.97 to -0.16
Fidelity Value II:
2010		539	1.05 to 1.13	594	1.14	1.20 to 1.55	15.71 to 17.11
2009		546	0.93 to 0.96	518	0.67	1.20 to 1.55	39.92 to 41.61
2008		536	0.65 to 0.68	359	4.33	1.20 to 1.55	-47.43 to -46.79
2007		522	1.24 to 1.28	661	10.18	1.20 to 1.55	0.29 to 1.50
2006		331	1.24 to 1.26	415	1.83	1.20 to 1.55	12.66 to 14.40
Fidelity Value Strategies II:
2010		919	1.28 to 1.37	1,228	0.28	1.20 to 1.55	24.40 to 25.90
2009		892	1.03 to 1.09	951	0.41	1.20 to 1.55	57.74 to 56.60
2008		576	0.66 to 0.69	392	23.61	1.20 to 1.55	-52.04 to -51.46
2007		667	1.39 to 1.43	938	7.28	1.20 to 1.55	3.81 to 5.07
2006		249	1.34 to 1.36	336	1.20	1.20 to 1.55	14.23 to 15.61
Fidelity Value Leaders II:
2010		332	0.98 to 1.03	333	1.26	1.20 to 1.55	8.28 to 9.42
2009		224	0.80 to 0.94	208	1.38	1.20 to 1.55	25.93 to 27.26
2008		347	0.71 to 0.74	254	1.46	1.20 to 1.55	-45.54 to -44.96
2007		375	1.31 to 1.35	502	12.22	1.20 to 1.55	2.76 to 3.85
2006		249	1.27 to 1.30	322	4.69	1.20 to 1.55	13.11 to 14.46
Invesco Dynamics:
2010		114	0.99 to 1.09	123	-	1.20 to 1.55	21.92 to 23.39
2009		165	0.82 to 0.88	144	-	1.20 to 1.55	40.25 to 41.95
2008		185	0.58 to 0.62	114	-	1.20 to 1.55	-48.88 to -48.26
2007		206	1.13 to 1.21	245	-	1.20 to 1.55	10.45 to 11.79
2006		142	1.03 to 1.08	151	-	1.20 to 1.55	14.34 to 15.71
Invesco Global Health Care:
2010		440	1.13 to 1.24	538	-	1.20 to 1.55	3.67 to 4.93
2009		574	1.08 to 1.19	674	0.34	1.20 to 1.55	25.71 to 27.23
2008		630	0.86 to 0.93	583	20.70	1.20 to 1.55	-29.72 to -28.87
2007		677	1.23 to 1.31	881	-	1.20 to 1.55	10.13 to 11.46
2006		660	1.12 to 1.18	770	-	1.20 to 1.55	3.62 to 4.87
Invesco Technology:
2010		1,411	0.64 to 0.70	980	-	1.20 to 1.55	19.44 to 20.88
2009		1,553	0.54 to 0.94	881	-	1.20 to 1.55	54.98 to 56.85
2008		1,100	0.35 to 0.37	404	-	1.20 to 1.55	-45.22 to -44.70
2007		1,331	0.64 to 0.67	888	-	1.20 to 1.55	6.31 to 7.23
2006		1,192	0.60 to .063	742	-	1.20 to 1.55	8.79 to 10.20

		At December 31			For the year ended December 31
		Units	Unit Fair Value	Net Assets	Investment1	Expense Ratio2	Total Return3
		(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Invesco Global Real Estate:
2010		789	2.37 to 2.62	2,012	4.16	1.20 to 1.55	15.71 to 17.10
2009		1,071	2.03 to 2.24	2,349	-	1.20 to 1.55	29.50 to 31.07
2008		1,054	1.58 to 1.70	1,764	14.80	1.20 to 1.55	-45.50 to -44.84
2007		1,187	2.90 to 3.09	3,616	18.71	1.20 to 1.55	-7.00 to -5.88
2006		1,445	3.12 to 3.28	4,683	4.53	1.20 to 1.55	40.42 to 42.12
Invesco Utilities:
2010		1,116	1.04 to 1.15	1,254	3.19	1.20 to 1.55	4.67 to 5.93
2009		1,522	1.00 to 1.09	1,613	5.32	1.20 to 1.55	13.16 to 14.53
2008		1,858	0.88 to 0.95	1,726	13.11	1.20 to 1.55	-33.40 to -32.59
2007		2,026	1.32 to 1.41	2,791	7.96	1.20 to 1.55	18.78 to 20.22
2006		1,521	1.11 to 1.17	1,753	5.02	1.20 to 1.55	23.54 to 24.81
Invesco Financial Services:
2010		464	0.55 to 0.60	276	0.10	1.20 to 1.55	8.89 to 9.93
2009		551	0.51 to 0.55	300	3.78	1.20 to 1.55	25.79 to 26.99
2008		379	0.41 to 0.43	162	10.68	1.20 to 1.55	-59.97 to -59.58
2007		375	1.02 to 1.07	397	8.36	1.20 to 1.55	-23.23 to -22.49
2006		408	1.33 to 1.38	560	1.87	1.20 to 1.55	14.66 to 16.04
Invesco Small Cap Equity:
2010		852	1.12 to 1.21	1,018	-	1.20 to 1.25	26.88 to 28.09
2009		881	0.89 to 0.95	824	0.17	1.20 to 1.55	19.72 to 20.86
2008		810	0.74 to 0.78	628	0.33	1.20 to 1.55	-32.20 to -31.55
2007	4	865	1.09 to 1.14	980	5.72	1.20 to 1.55	9.84 to 14.3
MFS Growth:
2010		1,740	0.66 to 1.48	1,548	0.13	1.20 to 1.55	13.56 to 14.93
2009		2,070	0.58 to 1.30	1,603	0.29	1.20 to 1.55	35.56 to 37.19
2008		2,120	0.43 to 0.96	1,226	0.25	1.20 to 1.55	-38.38 to -37.64
2007		2,300	0.70 to 1.55	2,293	-	1.20 to 1.55	19.30 to 20.75
2006		2,479	0.59 to 1.30	2,206	-	1.20 to 1.55	6.24 to 7.52
MFS Core Equity:
2010		455	0.72 to 1.30	425	1.29	1.20 to 1.55	15.41 to 16.81
2009		709	0.63 to 1.13	555	1.64	1.20 to 1.55	30.40 to 31.97
2008		755	0.48 to 0.86	473	0.73	1.20 to 1.55	-40.10 to -39.37
2007		1,253	0.80 to 1.43	1,376	0.87	1.20 to 1.55	9.43 to 10.76
2006		1,304	0.73 to 1.31	1,360	0.42	1.20 to 1.55	12.06 to 13.41
MFS Research:
2010		759	0.86 to 1.19	772	1.02	1.20 to 1.55	14.12 to 15.49
2009		738	0.73 to 1.04	661	1.39	1.20 to 1.55	28.54 to 30.09
2008		682	0.58 to 0.81	487	0.53	1.20 to 1.55	-37.07 to -36.31
2007		1,021	0.93 to 1.28	1,190	2.69	1.20 to 1.55	11.45 to 12.81
2006		1,346	0.83 to 1.15	1,431	0.51	1.20 to 1.55	8.79 to 10.09
MFS Investors Trust:
2010		605	0.98 to 1.11	635	1.21	1.20 to 1.55	9.39 to 10.71
2009		711	0.91 to 1.01	681	1.68	1.20 to 1.55	24.95 to 26.45
2008		829	0.71 to 0.80	634	8.11	1.20 to 1.55	-34.11 to -33.31
2007		1,371	1.08 to 1.22	1,600	2.97	1.20 to 1.55	8.60 to 9.92
2006		1,858	1.00 to 1.12	1,992	0.48	1.20 to 1.55	11.27 to 12.60
Van Eck Global Hard Assets:
2010		30	3.88	117	0.36	1.25	27.63
2009		40	3.00	120	0.71	1.25	55.58
2008		38	1.96	74	16.59	1.25	-46.80
2007		48	3.68	177	15.03	1.25	43.54
2006		92	2.56	235	5.30	1.25	22.95

	At December 31			For the year ended December 31
	Units	Unit Fair Value	Net Assets	Investment1	Expense Ratio2	Total Return3
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Van Eck Emerging Markets:
2010	122	3.07	374	0.58	1.25	25.27
2009	147	2.46	362	7.65	1.25	110.53
2008	198	1.16	231	51.84	1.25	-65.22
2007	218	3.35	729	18.03	1.25	35.90
2006	284	2.46	700	10.57	1.25	33.77
AN Growth:
2010	-	-	-	0.25	1.20 to 1.25	6.66 to 7.03
2009	2,172	0.67 to 1.54	2,101	0.88	0.95 to 1.55	21.76 to 23.04
2008	2,507	0.55 to 1.26	1,951	1.35	0.95 to 1.55	-38.02 to -37.37
2007	1,863	0.88 to 2.03	2,584	5.59	0.95 to 1.55	3.90 to 5.00
2006	2,093	0.85 to 1.96	2,797	4.67	0.95 to 1.55	11.36 to 12.70
AN Equity Income:
2010	-	-	-	1.10	1.20 to 1.55	6.94 to 7.36
2009	2,531	0.92 to 2.32	3,554	2.57	0.95 to 1.55	14.48 to 15.86
2008	2,963	0.81 to 2.02	3,593	4.14	0.95 to 1.55	-30.91 to -30.08
2007	3,620	1.17 to 2.93	6,373	8.20	0.95 to 1.55	-0.91 to 0.29
2006	4,259	1.18 to 2.97	7,675	6.92	0.95 to 1.55	16.49 to 17.89
AN Balanced:
2010	-	-	-	3.15	1.20 to 1.55	4.99 to 5.40
2009	1,888	0.99 to 1.98	2,309	2.01	0.95 to 1.55	16.46 to 17.87
2008	2,449	0.89 to 1.69	2,535	2.40	0.95 to 1.55	-24.19 to -23.28
2007	3,125	1.17 to 2.23	4,288	4.25	0.95 to 1.55	3.20 to 4.45
2006	3,256	1.14 to 2.17	4,432	3.87	0.95 to 1.55	9.67 to 10.98
AN Money Market:
2010	-	-	-	-	1.20 to 1.55	-0.51 to -0.11
2009	16,973	1.06 to 1.29	19,482	-	1.20 to 1.55	-1.53 to -0.35
2008	19,328	1.07 to 1.31	22,235	1.11	1.20 to 1.55	-0.06 to 1.15
2007	9,199	1.08 to 1.30	10,561	21.06	1.20 to 1.55	2.93 to 4.16
2006	8,207	1.04 to 1.27	9,050	4.17	1.20 to 1.55	2.82 to 4.06
T. Rowe Price Equity Income:
2010	5,164	1.37 to 1.63	7,637	1.84	1.20 to 1.55	13.25 to 14.62
2009	5,850	1.21 to 1.44	7,595	1.91	1.20 to 1.55	23.67 to 25.16
2008	6,955	0.98 to 1.16	7,253	5.62	1.20 to 1.55	-37.10 to -36.33
2007	7,284	1.55 to 1.84	12,054	8.06	1.20 to 1.55	1.67 to 2.90
2006	6,607	1.52 to 1.80	10,760	4.40	1.20 to 1.55	17.15 to 18.56
T. Rowe Price International Stock:
2010	5,129	0.97 to 1.41	5,430	1.11	1.20 to 1.55	12.70 to 14.06
2009	6,285	0.86 to 1.25	5,868	2.59	1.20 to 1.55	50.04 to 51.86
2008	7,008	0.57 to 0.83	4,344	6.14	1.20 to 1.55	-49.50 to -48.88
2007	6,910	1.13 to 1.64	8,429	14.85	1.20 to 1.55	11.29 to 12.64
2006	5,076	1.02 to 1.47	5,622	1.66	1.20 to 1.55	17.27 to 18.67
T. Rowe Price Limited-Term Bond:
2010	2,073	1.34 to 1.52	3,015	3.09	1.20 to 1.55	1.51 to 2.73
2009	2,861	1.32 to 1.49	4,080	3.84	1.20 to 1.55	6.68 to 7.97
2008	3,302	1.24 to 1.40	4,355	4.09	1.20 to 1.55	-0.02 to 1.19
2007	3,065	1.24 to 1.39	4,026	4.41	1.20 to 1.55	3.85 to 5.11
2006	2,577	1.20 to 1.34	3,237	4.06	1.20 to 1.55	2.49 to 3.72
T. Rowe Price Mid-Cap Growth:
2010	1,552	1.77 to 2.87	3,319	4.67	1.20 to 1.55	26.15 to 27.67
2009	2,106	1.40 to 2.27	3,510	0.12	1.20 to 1.55	43.41 to 45.14
2008	2,131	0.98 to 1.58	2,484	4.97	1.20 to 1.55	-40.69 to -39.97
2007	2,628	1.65 to 2.65	5,241	11.03	1.20 to 1.55	15.70 to 17.09
2006	2,931	1.43 to 2.28	5,058	12.15	1.20 to 1.55	5.01 to 6.31

	At December 31			For the year ended December 31
	Units	Unit Fair Value	Net Assets	Investment1	Expense Ratio2	Total Return3
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Lazard U.S. Small-Mid Cap Equity:
2010	118	2.19	259	8.18	1.25	22.19
2009	133	1.80	239	-	1.25	50.78
2008	155	1.19	185	-	1.25	-37.27
2007	215	1.90	407	35.13	1.25	-8.63
2006	279	2.07	578	7.15	1.25	14.63
Lazard Emerging Markets Equity:
2010	60	3.76	224	1.02	1.25	21.17
2009	84	3.10	260	2.42	1.25	67.74
2008	131	1.85	242	9.09	1.25	-49.36
2007	150	3.65	549	13.66	1.25	31.64
2006	255	2.77	709	7.29	1.25	28.34

1 These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
2 These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges.  The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.
3 These ratios represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  Investment options with a date notation indicate the effective date of that investment option in the variable account.

4 Period from April 30, 2007 (fund commencement) to December 31, 2007.

5 Period from April 30, 2010 (fund commencement) to December 31, 2010.

(5) UNIT CHANGES
The changes in units outstanding for the year ended December 31, 2010 were as follows:

(5) Unit Changes

	Alger	Alger	Alger
	Small Cap Growth	Large Cap Growth	Growth & Income
Number of units, December 31, 2008	2,662,765	3,027,367	1,622,343
Units purchased	628,034	1,439,173	238,426
Units redeemed	(801,977)	(1,714,171)	(553,052)
Number of units, December 31, 2009	2,488,822	2,752,369	1,307,717
Units purchased	618,860	513,814	161,765
Units redeemed	(845,515)	(1,132,444)	(446,906)
Number of units, December 31, 2010	2,262,167	2,133,739	1,022,576

		Alger Mid	Alger Capital
	Alger Balanced	Cap Growth	Appreciation
Number of units, December 31, 2008	3,154,094	2,914,775	2,969,687
Units purchased	448,893	1,093,817	1,021,728
Units redeemed	(932,505)	(994,152)	(1,016,995)
Number of units, December 31, 2009	2,670,482	3,014,440	2,974,420
Units purchased	558,692	465,321	581,149
Units redeemed	(1,154,836)	(1,132,832)	(1,491,500)
Number of units, December 31, 2010	2,074,338	2,346,929	2,064,069

	Federated	Federated Fund for	Federated High
	Capital Income II	U.S.Gov't Securities II	Income Bond II
Number of units, December 31, 2008	612,101	915,926	2,642,350
Units purchased	93,777	924,281	1,144,325
Units redeemed	(249,337)	(722,146)	(1,020,326)
Number of units, December 31, 2009	456,541	1,118,061	2,766,349
Units purchased	1,256,949	786,230	580,485
Units redeemed	(366,685)	(633,979)	(1,155,875)
Number of units, December 31, 2010	1,346,805	1,270,312	2,190,959

	Federated Mid Cap	Federated	Federated Quality
	Growth Strategies II	Equity Income II	Bond II
Number of units, December 31, 2008	934,198	754,439	592,030
Units purchased	317,915	362,978	186,894
Units redeemed	(329,084)	(186,920)	(211,488)
Number of units, December 31, 2009	923,029	930,497	567,436
Units purchased	41,976	101,806	638,551
Units redeemed	(965,005)	(1,032,303)	(508,295)
Number of units, December 31, 2010	-	-	697,692

	Federated	Fidelity	Fidelity
	Kaufmann II	Growth & Income	Equity-Income
Number of units, December 31, 2008	510,593	62,631	425,792
Units purchased	198,712	-	1,085
Units redeemed	(223,873)	(5,556)	(57,118)
Number of units, December 31, 2009	485,432	57,075	369,759
Units purchased	845,979	16,150	50,184
Units redeemed	(454,932)	(8,867)	(38,693)
Number of units, December 31, 2010	876,479	64,358	381,250

	Fidelity Growth	Fidelity High Income	Fidelity Money Mkt
Number of units, December 31, 2008	502,288	42,777	284,813
Units purchased	12,227	45,527	187,321
Units redeemed	(77,201)	(8,238)	(45,787)
Number of units, December 31, 2009	437,314	80,066	426,347
Units purchased	31,952	8,628	2,157,773
Units redeemed	(93,815)	(13,865)	(803,798)
Number of units, December 31, 2010	375,451	74,829	1,780,322

		Fidelity Investment	Fidelity Asset
	Fidelity Overseas	Grade Bond	Manager
Number of units, December 31, 2008	334,307	194,869	253,595
Units purchased	7,590	13,109	6,044
Units redeemed	(82,423)	(12,064)	(47,183)
Number of units, December 31, 2009	259,474	195,914	212,456
Units purchased	14,627	58,334	11,514
Units redeemed	(28,841)	(650)	(28,022)
Number of units, December 31, 2010	245,260	253,598	195,948

			Fidelity Asset
	Fidelity Index 500	Fidelity Contrafund	Manager: Growth
Number of units, December 31, 2008	2,373,169	2,002,273	543,879
Units purchased	34,810	53,548	20,023
Units redeemed	(346,418)	(394,920)	(72,933)
Number of units, December 31, 2009	2,061,561	1,660,901	490,969
Units purchased	78,748	79,983	8,037
Units redeemed	(301,281)	(231,985)	(53,164)
Number of units, December 31, 2010	1,839,028	1,508,899	445,842

		Fidelity
	Fidelity Balanced	Growth Opportunities	Fidelity Mid Cap
Number of units, December 31, 2008	73,376	631,537	271,131
Units purchased	38,283	7,909	12,751
Units redeemed	(34,903)	(87,473)	(101,970)
Number of units, December 31, 2009	76,756	551,973	181,912
Units purchased	6,434	15,212	75,008
Units redeemed	(70,749)	(61,655)	(61,735)
Number of units, December 31, 2010	12,441	505,530	195,185

	Fidelity Growth	Fidelity	Fidelity
	Strategies II	Asset Manager II	Contrafund II
Number of units, December 31, 2008	1,204,432	4,241	7,627,437
Units purchased	339,029	-	1,283,778
Units redeemed	(292,988)	(37)	(2,371,940)
Number of units, December 31, 2009	1,250,473	4,204	6,539,275
Units purchased	241,040	-	754,203
Units redeemed	(632,129)	(38)	(1,986,615)
Number of units, December 31, 2010	859,384	4,166	5,306,863

	Fidelity Index	Fidelity Growth
	500 II	Opportunities II	Fidelity Mid Cap II
Number of units, December 31, 2008	7,397,966	1,602,653	4,282,881
Units purchased	2,185,370	457,752	635,375
Units redeemed	(3,112,170)	(534,540)	(1,059,652)
Number of units, December 31, 2009	6,471,166	1,525,865	3,858,604
Units purchased	1,277,034	513,873	899,416
Units redeemed	(2,628,729)	(765,934)	(1,311,567)
Number of units, December 31, 2010	5,119,471	1,273,804	3,446,453

	Fidelity Equity	Fidelity Investment	Fidelity Growth
	Income II	Grade Bond II	& Income II
Number of units, December 31, 2008	748,432	765,124	498,298
Units purchased	203,068	486,082	139,367
Units redeemed	(259,031)	(509,604)	(119,384)
Number of units, December 31, 2009	692,469	741,602	518,281
Units purchased	325,375	1,690,684	141,069
Units redeemed	(399,024)	(822,257)	(136,347)
Number of units, December 31, 2010	618,820	1,610,029	523,003

		Fidelity Value	Fidelity
	Fidelity Value II	Strategies II	Value Leaders II
Number of units, December 31, 2008	535,871	576,287	347,012
Units purchased	144,275	605,650	191,797
Units redeemed	(133,915)	(289,534)	(315,260)
Number of units, December 31, 2009	546,231	892,403	223,549
Units purchased	188,259	589,746	155,893
Units redeemed	(195,566)	(563,293)	(47,801)
Number of units, December 31, 2010	538,924	918,856	331,641

	Fidelity		Invesco Global
	Money Market II	Invesco Dynamics	Health Care
Number of units, December 31, 2008	-	185,221	630,444
Units purchased	-	78,929	240,002
Units redeemed	-	(98,922)	(296,355)
Number of units, December 31, 2009	-	165,228	574,091
Units purchased	26,890,889	18,685	101,765
Units redeemed	(10,181,406)	(69,860)	(236,340)
Number of units, December 31, 2010	16,709,483	114,053	439,516

	Invesco	Invesco	Invesco
	Technology	Global Real Estate	Utilities
Number of units, December 31, 2008	1,099,801	1,053,689	1,858,221
Units purchased	930,087	383,475	381,457
Units redeemed	(477,038)	(365,784)	(718,047)
Number of units, December 31, 2009	1,552,850	1,071,380	1,521,631
Units purchased	626,006	195,655	186,976
Units redeemed	(767,892)	(478,185)	(592,671)
Number of units, December 31, 2010	1,410,964	788,850	1,115,936

	Invesco	Invesco
	Financial Services	Small Cap Equity	MFS Growth
Number of units, December 31, 2008	379,484	810,412	2,120,497
Units purchased	482,938	331,140	637,951
Units redeemed	(311,525)	(260,511)	(688,849)
Number of units, December 31, 2009	550,897	881,041	2,069,599
Units purchased	1,225,721	268,721	589,583
Units redeemed	(1,312,470)	(297,409)	(918,741)
Number of units, December 31, 2010	464,148	852,353	1,740,441

	MFS Core Equity	MFS Research	MFS Investors Trust
Number of units, December 31, 2008	754,761	682,232	828,680
Units purchased	97,673	338,138	203,266
Units redeemed	(143,474)	(282,231)	(321,418)
Number of units, December 31, 2009	708,960	738,139	710,528
Units purchased	119,196	235,461	105,524
Units redeemed	(373,135)	(214,879)	(211,019)
Number of units, December 31, 2010	455,021	758,721	605,033

	Van Eck	Van Eck
	Global Hard Assets	Emerging Markets	AN Growth
Number of units, December 31, 2008	37,592	198,316	2,506,566
Units purchased	3,961	8,867	318,236
Units redeemed	(2,046)	(59,685)	(652,897)
Number of units, December 31, 2009	39,507	147,498	2,171,905
Units purchased	926	4,793	38,601
Units redeemed	(10,247)	(30,564)	(2,210,506)
Number of units, December 31, 2010	30,186	121,727	-

	AN Equity Income	AN Balanced	AN Money Market
Number of units, December 31, 2008	2,962,643	2,448,506	19,327,946
Units purchased	243,651	385,481	7,530,234
Units redeemed	(675,014)	(945,829)	(9,885,183)
Number of units, December 31, 2009	2,531,280	1,888,158	16,972,997
Units purchased	64,223	81,082	2,048,286
Units redeemed	(2,595,503)	(1,969,240)	(19,021,283)
Number of units, December 31, 2010	-	-	-

	T. Rowe Price	T. Rowe Price	T. Rowe Price
	Equity Income	International Stock	Limited-Term Bond
Number of units, December 31, 2008	6,954,516	7,008,160	3,302,140
Units purchased	953,845	1,955,114	1,469,168
Units redeemed	(2,058,272)	(2,678,734)	(1,910,732)
Number of units, December 31, 2009	5,850,089	6,284,540	2,860,576
Units purchased	991,955	1,634,057	581,102
Units redeemed	(1,678,204)	(2,789,402)	(1,368,212)
Number of units, December 31, 2010	5,163,840	5,129,195	2,073,466

			Lazard
	T. Rowe Price	Lazard U.S.	Emerging Markets Equity
	Mid-Cap Growth	Small-Mid Cap Equity
Number of units, December 31, 2008	2,131,393	155,477	130,746
Units purchased	414,675	892	10,628
Units redeemed	(440,183)	(23,099)	(57,526)
Number of units, December 31, 2009	2,105,885	133,270	83,848
Units purchased	291,054	102	2,824
Units redeemed	(844,998)	(15,421)	(27,071)
Number of units, December 31, 2010	1,551,941	117,951	59,601

AMERICAN NATIONAL INSURANCE COMPANY

FINANCIAL STATEMENTS

Overview

We are a diversified insurance and financial services company, offering a broad spectrum of life, annuity, health, and property and casualty insurance products. Chartered in 1905, we are headquartered in Galveston, Texas. We operate in all 50 states, the District of Columbia, Guam, American Samoa and Puerto Rico.

Segments

We manage our business through five business segments, which are comprised of four insurance segments: Life, Annuity, Health and Property and Casualty, and our Corporate and Other segment. The life, annuity, and health insurance segments are operated primarily through six domestic life insurance companies. The property and casualty insurance segment is operated through eight domestic property and casualty insurance companies.

Insurance Segments

The insurance segments have revenues consisting primarily of the following:

•	net premiums earned on individual term and whole life insurance, property and casualty insurance, credit insurance, health insurance and single premium immediate annuity products;

•	net investment income; and

•
insurance and investment product fees and other income, including surrender charges, mortality and expense risk charges, primarily from variable life and annuity, deferred annuities, and universal life insurance policies, management fees and commissions from other investment products, and other administrative charges.

The insurance segments’ expenses consisting primarily of the following:

•	benefits provided to policyholders, contract holders and beneficiaries and changes in reserves held for future benefits;

•	interest credited on account balances;

•
acquisition and operating expenses, including commissions, marketing expenses, policy and contract servicing costs, overhead and other general expenses that are not capitalized (shown net of deferrals);

•	amortization of deferred policy acquisition costs and other intangible assets; and

•	income taxes

The insurance segments have liabilities plus an amount of surplus allocated sufficient to support each segment’s business activities. The insurance segments do not directly own assets. Rather assets are allocated to the segments to support the liabilities and surplus of each segment. The mix of assets allocated to each of the insurance segments is modified as necessary to provide for a match of cash flows and earnings to properly support the characteristics of the insurance liabilities. We have utilized this methodology consistently over all periods presented.

Corporate & Other

The Corporate and Other segment acts as the owner of all of the invested assets of the Company. As noted previously, assets and surplus from the Corporate and Other segment are allocated to the insurance segments to match the liabilities of those segments. The investment income from the invested assets is also allocated to the insurance segments from the Corporate and Other segment in accordance with the amount of assets allocated to each segment. Earnings of the Corporate and Other segment are derived from our non-insurance businesses as well as earnings from those invested assets that are not allocated to the insurance segments. All realized investment gains and losses are recorded in this segment.

Outlook

The “Outlook” section contains many forward-looking statements, particularly relating to our future financial performance. These forward-looking statements are estimates based on information currently available to us, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are subject to the precautionary statements set forth in the introduction to this Annual Report on Form 10-K. Actual results are likely to differ materially from those forecast by us, depending on the outcome of various factors.

In recent years, our business has been and likely will continue to be, influenced by a number of industry-wide and segment or product-specific trends and conditions. In our discussion below, we first outline the broad macro-economic or industry trends (General Trends) that we expect will have an impact on our overall business. Second, we discuss certain segment-specific trends that we believe may impact either individual segments of our business or specific products within these segments.

General Trends

Challenging Financial and Economic Environment: We believe that as expectations for global economic growth remain uncertain, factors such as consumer spending, business investment, the volatility and condition of the capital markets and inflation will affect the business and economic environment and, in turn, impact the demand for the type of financial and insurance products we offer. Adverse changes in the economy could affect earnings negatively and have a material adverse effect on our business, financial condition and results of operations. However, we believe those risks are somewhat mitigated by our financial strength, active risk management and disciplined underwriting for our products. Our diverse product mix across multiple lines of business (life, annuity, health and property and casualty) is a strength that will help us adapt to current economic times and give us the ability to serve the changing needs of our customer base. For example, fluctuations in the stock market during recent years have led investors to search for financial products that are insulated from the volatility of the markets. We are well positioned to serve the demand in this marketplace given our success with fixed annuity products. Additionally, through our conservative business approach, we believe we remain financially strong, and we are committed to providing a steady and reliable source of financial protection for policyholders and investors alike.

Low Interest Rates: Low interest rate environments are typically challenging for life and annuity companies as the spreads on deposit-type funds and contracts narrow and policies approach their minimum crediting rates. Low market interest rates may reduce the spreads between the amounts we credit to fixed deferred annuity and individual life policyholders and the yield we earn on the investments that support these obligations. We have an Asset-Liability Management (“ALM”) Committee that actively manages the profitability of our in-force block of insurance policies. In response to the unusually low interest rates in recent years, we have reduced the guaranteed minimum crediting rates on newly issued fixed annuity contracts and reduced crediting rates on in-force contracts, where permitted to do so. These actions have helped mitigate the adverse impact of low interest rates on our spreads and on the profitability of these products, although sales volume and persistency could diminish as a result. Additionally, we maintain assets with various maturities to support product liabilities and ensure liquidity. A gradual increase in longer-term interest rates relative to short-term rates generally will have a favorable effect on the profitability of these products. Although rapidly rising interest rates could result in reduced persistency in our spread-based retail products, as contract holders shift assets into higher yielding investments, we believe that our ability to react quickly to the changing marketplace will allow us to manage this risk.

Low interest rates are challenging for property and casualty companies. Investment income is generally a substantial element in earning an acceptable profit margin. Lower interest rates resulting in lower investment income require the company to achieve a lower combined loss and expense ratio to premium earned. We have taken pricing actions to help mitigate the adverse impact of low interest rates on our property and casualty business; although we have seen sales volume and persistency diminish as a result.

Focus on Operating Efficiencies: The challenging economic environment and the recent investment-related losses across the industry have created a renewed focus on operating cost reductions and efficiencies. We aggressively manage our cost base while maintaining our commitment to provide superior customer service to agents and policyholders. Investments in technology are aligned with activities and are coordinated through a disciplined project management process. In 2009, we consolidated our data centers and Information Technology (“IT”) operations to realize synergies with our subsidiaries. We also anticipate using technology to enhance our policyholders’ and agents web experience.

Changing Regulatory Environment: The insurance industry is regulated at the state level. In addition, some life and annuity products and services are subject to U.S. federal regulation. The debate over the U.S. federal regulatory role in the insurance industry continues to be a divisive issue within the industry. We proactively monitor this debate to determine its impact on our business.

Life and Annuity

Life insurance continues to be our mainstay product today, as it has been during our long history. We believe that the combination of predictable and decreasing mortality rates, positive cash flow generation for many years after policy issue and favorable persistency characteristics, suggest a viable and profitable future for this line of business. We continue to use a wide variety of marketing channels and plan to expand our traditional distribution models with additional independent agents.

We are committed to maintaining our fixed deferred annuity product lines. We have a conservation program that is intended to retain policyholders through proactive communication and education when a policyholder is considering surrendering his or her policy. We believe this program has resulted in our retaining approximately 5% of policyholders that have submitted surrender requests. Furthermore, recent marketing and product development efforts have led to increased sales in our equity-indexed deferred annuity product line. We expect the equity-indexed deferred annuity product line to continue to make up a significant portion of annuity sales going forward.

Effective management of invested assets and associated liabilities involving credited rates and, where applicable, financial hedging instruments (which are utilized as hedges of equity-indexed annuity sales), is crucial to our success in the annuity segment. Asset “disintermediation”, the risk of large outflows of cash at times when it is disadvantageous to us to dispose of invested assets, is a risk associated with this segment. This risk is monitored and managed by the ALM Committee. The ALM Committee monitors asset disintermediation risk through the use of statistical measures such as duration and projected future cash flows based on large numbers of possible future interest environments and the use of modeling to identify potential risk areas. These techniques are designed to manage asset-liability cash flow and minimize potential losses.

Demographics: We believe that a key driver shaping the actions of the life insurance industry is the rising income protection, wealth accumulation, and insurance needs of retiring Baby Boomers (those born between 1946 and 1964). According to U.S. Census information published in 2008, about 19.3 percent of the total population will be over 65 by 2030, compared to about 13.0 percent now. Also, the most rapidly growing age group is expected to be the 85 and older population. As a result of increasing longevity and uncertainty regarding the Social Security system, retirees will need to accumulate sufficient savings to support retirement income requirements.

We are well positioned to address the Baby Boomers’ increasing need for savings tools and income protection. We believe our overall financial strength and broad distribution channels position us to respond with a variety of products to individuals approaching retirement age who seek information to plan for and manage their retirement needs. We believe our products that offer guaranteed income flows for life, including single premium immediate annuities, are well positioned to serve this market.

Competitive Pressures: The life insurance industry remains highly competitive. Product development and product life cycles have shortened in many products, leading to more intense competition with respect to product features. In addition, several of the industry’s products can be quite homogeneous and subject to intense price competition. We believe we possess sufficient scale, financial strength and flexibility to effectively compete in this market.

The annuity market is also highly competitive. In addition to aggressive annuity rates and new product features such as guaranteed living benefit riders, within the industry there is growing competition from other financial service firms. Insurers continue to evaluate their distribution channels and the way they deliver products to consumers. At this time, we have elected not to provide guaranteed living benefits as a part of our variable annuity products. While this may have impeded our ability to sell variable annuities in the short term, we believe this strategy has given us an advantage in terms of profitability over the long term. We believe these products were not adequately priced relative to the risk profile of the product.

We believe we will continue to be competitive in the life and annuity markets through our broad line of products, our distinct distribution channels, and our consistent high level of customer service. We modify our products to meet customer needs and to expand our reach where we believe we can obtain profitable growth. Some steps we have taken to improve our competitive position in the market include:

•
In 2010, we established a New York life insurance subsidiary. The subsidiary started its operations in the first half of 2010. A variety of annuity products were available for sale in 2010 and will be followed in subsequent years by our life products. Initial sales are anticipated to be through independent and multiple-line agents. Based on competitors’ market experience, we expect annuity deposits from this subsidiary to represent five to ten percent of total deposits received once the market is established.

•
Sales of traditional life insurance products through our Career Sales and Service Division increased in 2010. This, coupled with our focus on policy persistency and expense management, allowed us to continue to maintain a stable and profitable block of in force business.

•	Sales of Universal Life insurance products increased for our Multiple-line and Career Sales and Service Divisions in 2010.

•
We believe there will be a continuing shift in sales emphasis to utilizing the Internet, endorsed direct mail and innovative product/distribution combinations. Our direct sales of life insurance products rebounded in 2010. Selling traditional life insurance products through our Internet and third-party marketing distribution channels will remain a focus.

Health

We experienced a decline in our Medicare Supplement policies in-force in 2010 and 2009. Price pressure from traditional Medicare Supplement carriers seeking the lowest market rates and, to a lesser extent, competition from Medicare Advantage plans continues to impact our production. We remain committed to the traditional Medicare Supplement plans, which we consider viable for the long term.

During March 2010, the Patient Protection and Affordable Care Act, and a reconciliation measure, the Health Care and Education Reconciliation Act of 2010 (collectively, “the Health Acts”), were signed into law. The Health Acts mandate broad changes in the delivery of health care benefits that impact our current business model, including its relationship with current and future customers, producers and health care providers, products, services, processes and technology. As a result of The Health Acts, management decided to discontinue the sale of individual medical expense insurance plans effective June 30, 2010. Such insurance plans included our major medical and hospital surgical products.

We expect our Managing General Underwriter line (“MGU”), which provides a large contribution to health profits, to grow during 2011. It is important to note that most of the income associated with this line is in the form of a fee income included in “Other income” of the Health segment’s operating results; we retain only 10% of the MGU premium. The net earned premium related to this business is presented as part of “All other” lines.

Property and Casualty

Our operating results continue to be significantly impacted by a high level of catastrophe losses in the Midwest and Northeast. We are not currently planning to change our geographic concentrations as we consider these events to be unusual, and we do not expect them to continue at such high levels.

“U.S. Property/Casualty – Review and Preview” published by A.M. Best on February 14, 2011 noted that the U.S. property and casualty insurance industry has continued to experience persistent competition, rate decreases in practically all commercial lines, weak macroeconomic conditions, and above average catastrophe activity. The industry’s underwriting performance deteriorated in 2010, as unusually high catastrophe related losses, driven by increased frequency of low-severity perils, and weaker results in the commercial market took a heavy toll on overall underwriting results. Despite the absence of large hurricane related losses, the U.S. property and casualty industry experienced large catastrophe related losses in 2010, driven by a sharp upswing in the frequency of low-severity perils, including tornadoes, winter storms, hail and floods. While the severity of these events was not significant, the above-normal frequency took a toll on the industry, as a majority of these small-scale, weather related losses fell short of reinsurance triggers. To illustrate the increased frequency of events in the U.S. during 2010, the Federal Emergency Management Agency declared a record number of major disasters of 81 during the year, up from 59 declared in 2009. The historical average is 34.

While U.S. property and casualty insurers, for the most part, continued to recover from the financial crisis and strengthen their capital positions, the overall industry experienced growing pressure from a number of fronts including sustained competitive market conditions in commercial lines of business, lingering but receding effects of the financial crisis, and volatility in the financial markets. These pressures are expected to continue into 2011. In addition, the industry could experience an uptick in smaller weather-related events that are below reinsurance triggers, as was the case in 2010.

Demand for credit-related insurance products has begun to increase. The tightening of credit in recent years significantly affected the products written through the auto dealer market. However, collateral protection sales increased during this period offsetting the aforementioned decreases. We continue to update credit insurance product offerings and pricing to meet changing market needs, as well as adding new agents to expand market share in the credit-related insurance market. We are reviewing and implementing procedures to enhance customer service and, at the same time, looking for efficiencies to reduce administrative costs.

Competition: Property and casualty insurers are facing a continued competitive pricing environment. The condition of the economy in 2010 prevented the rate hardening most industry leaders were expecting following the declines in previous years. The competitive environment is expected to continue into 2011 as excess industry capital, industry loss reserve releases, and an anticipated sluggish economic recovery all undermine any significant improvement in the market.

Despite the challenging pricing environment, we expect to identify profitable opportunities through our strong distribution channels, expanding geographic coverage, target marketing effects and new product development. Through our multiple-line exclusive agents, we will continue to focus on increasing our market share in the home, auto, commercial, and life insurance business. Introduction of new products, such as one targeted toward the young family market in 2008, has been a main driver for increased policy counts in homeowners and auto insurance. The integration of the Farm Family companies has allowed us to expand our geographic coverage into the Northeast and our product portfolio to include agribusiness and commercial insurance. Similarly, Farm Family has expanded its product portfolio to include additional personal line property and casualty products. We expect that our agribusiness product will continue to be a leading provider in the Northeast United States.

Critical Accounting Estimates

The consolidated financial statements have been prepared in conformity with U.S. GAAP. The preparation of the consolidated financial statements requires us to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and their accompanying notes. Actual results could differ from results reported using those estimates.

We have identified the following estimates as critical in that they involve a high degree of judgment and are subject to a significant degree of variability:

•	Deferred policy acquisition costs;

•	Reserves;

•	Reinsurance;

•	Pension and postretirement benefit plans;

•	Other-than-temporary impairment;

•	Litigation contingencies; and

•	Federal income taxes.

Our accounting estimates inherently require the use of judgments relating to a variety of assumptions, in particular, expectations of current and future mortality, morbidity, persistency, losses and loss adjustment expenses, recoverability of receivables, investment returns and interest rates. In developing these estimates, we make subjective and complex judgments that are inherently uncertain and subject to material changes as facts and circumstances develop. Although variability is inherent in these estimates, we believe that the amounts provided are appropriate, based upon the facts available upon compilation of the consolidated financial statements. Due to the inherent uncertainty when using assumptions and estimates, the effect of certain accounting policies under different conditions or assumptions could be different from those reported in the consolidated financial statements.

A discussion of these critical accounting estimates is presented below.

Deferred Policy Acquisition Costs

We incur significant costs in connection with acquiring insurance business, including commissions and certain other expenses. The deferred costs are recorded and reported as “Deferred Policy Acquisition Costs (“DAC”)” in the asset section of the consolidated statements of financial position. The deferred costs are subsequently amortized over the lives of the underlying contracts in relation to the anticipated emergence of premiums, gross margins, or gross profits, depending on the type of product.

The DAC on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of DAC is reduced by a provision for anticipated inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.

Costs deferred on universal life, limited pay and investment-type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect on the DAC that would result from realization of unrealized gains (losses) is recognized with an offset to “Accumulated Other Comprehensive Income” in consolidated statements of financial position as of the reporting date. It is possible that a change in interest rates could have a significant impact on the DAC calculated for these contracts.

DAC associated with property and casualty insurance business consists principally of commissions, underwriting and issue costs. These deferred costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.

We had a total DAC asset of approximately $1.32 billion and $1.33 billion at December 31, 2010 and 2009, respectively.

We believe that the estimates used in our deferred policy acquisition cost calculations provide a representative example of how variations in assumptions and estimates would affect our business. The following table displays the sensitivity of reasonably likely changes in assumptions included in the amortization of the DAC balance of our long-tail business for the year ended December 31, 2010 (in thousands):

Increase/(decrease)
in DAC

Increase in future investment margins of 25 basis points	$29,050
Decrease in future investment margins of 25 basis points	(33,594)

Decrease in future life mortality by 1%	2,462
Increase in future life mortality by 1%	(2,528)

Reserves

Life and Annuity Reserves:

Liability for Future Policy Benefits and Policy Account Balances- For traditional life products, liabilities for future policy benefits have been calculated based on a net level premium method using estimated investment yields, withdrawals, mortality and other assumptions that were appropriate at the time of policy issuance. The estimates used are based on our experience, adjusted with a provision for adverse deviation. Investment yields used for traditional life products range from 3.0% to 8.0% and vary by issue year.

Future policy benefits for universal life and investment-type deferred annuity contracts reflect the current account value before applicable surrender charges. Future policy benefits for group life policies have been calculated using a level interest rate ranging from 3.0% to 5.5%. Mortality and withdrawal assumptions are based on our experience.

Fixed payout annuities included in future policy benefits are calculated using a level interest rate of 5.0%. Mortality assumptions are based on standard industry mortality tables. Liabilities for payout annuities classified as investment contracts (payout annuities without life contingencies) are determined as the present value of future benefits at the “breakeven” interest rate determined at inception.

At least annually, we test the net benefit reserves (policy benefit reserves less DAC) established for life insurance products, including consideration of future expected premium payments, to determine whether they are adequate to provide for future policyholder benefit obligations. This testing process is referred to as “Loss Recognition” for traditional products or “Unlocking” for non-traditional products. The assumptions used to perform the tests are our current best estimate assumptions as to policyholder mortality, persistency, company maintenance expenses and invested asset returns.

For traditional business, a “lock-in” principle applies, whereby the assumptions used to calculate the benefit reserves and DAC are set when a policy is issued and do not change with changes in actual experience. These assumptions include margins for adverse deviation in the event that actual experience differs from the original assumptions.

For non-traditional business, best-estimate assumptions are updated to reflect observed changes based on experience studies and current economic conditions. We reflect the effect of such assumption changes in DAC and reserve balances accordingly. Due to the long-term nature of many of the liabilities, small changes in certain assumptions may cause large changes in the degree of reserve adequacy or DAC recoverability. In particular, changes in estimates of the future invested asset return assumption have a large effect on the degree of reserve adequacy.

Life Reserving Methodology - We establish liabilities for amounts payable under life insurance policies, including participating and non-participating traditional life insurance and interest-sensitive and variable universal life insurance. In general, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums (for traditional life insurance), or as the account value established for the policyholder (for universal and variable universal life insurance). Such liabilities are established based on methods and underlying assumptions in accordance with ASC 940-40, Financial Services –Insurance- Claim Costs and Liabilities for Future Policy Benefits, and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, investment return, inflation, expenses and other contingent events as appropriate to the respective product type.

Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon our experience, with provisions for adverse deviation, when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.0% to 8.0% and vary by issue year. Future policy benefit liabilities for participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 6.0%, and mortality rates assumed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

Future policy benefits for interest-sensitive and variable universal life insurance policies are equal to the current account value established for the policyholder. Some of our universal life policies contain secondary guarantees, for which an additional liability is established. Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits over the accumulation period based on total expected assessments.

We regularly evaluate estimates used and adjust the liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk. The assumptions used in calculating our liabilities are based on the average benefits payable over a range of scenarios.

Annuity Reserving Methodology – We establish liabilities for amounts payable under annuity contracts, including fixed payout annuities and deferred annuities. An immediate or payout annuity is an annuity contract in the benefit “payout” phase. In a fixed payout annuity contract, the insurance company agrees, for a cash consideration, to make specified benefit payments for a fixed period, or for the duration of a designated life or lives. The cash consideration can be funded with a single payment, as is the case with single premium immediate annuities, or with a schedule of payments, as is the case with “limited pay” products.

Payout annuities with more than an insignificant amount of mortality risk are calculated in accordance with ASC 944-40 for limited pay insurance contracts. Benefit and maintenance expense reserves are established by using assumptions reflecting our expectations, including an appropriate margin for adverse deviation. Payout annuity reserves are calculated using standard industry mortality tables specified for statutory reporting and an interest rate of 5% for life annuities and 3% for shorter duration contracts, such as term certain payouts. If the resulting reserve would otherwise cause profits to be recognized at the issue date, additional reserves are established. The resulting recognition of profits would be gradual over the expected life of the contract.

Liabilities for deferred annuities are established based on methods and underlying assumptions in accordance with ASC 944-40 for investment contracts. Reserves for policyholder account balances are established as the account value held on behalf of the policyholder. The possible need for additional reserves for guaranteed minimum death benefits are determined in accordance with ASC 944-40. The profit recognition on deferred annuity contracts is gradual over the expected life of the contract. No immediate profit is recognized on the sale of the contract.

Health Reserves:

Overview – We establish future policy benefits in order to match income and benefit expenses by accounting period. Claim reserves and liabilities are established in order to associate future benefit payments, both known and unknown, with the period in which they were incurred.

As of year-end 2010 the total Health claim reserve and liability was $107.2 million versus $115.9 million at year-end 2009.

The following methods are employed to establish claim reserves and liabilities and future policy benefits for the Health segment:

Completion Factor Approach: The claim reserves for most health care coverage can be suitably calculated using a completion factor method. This method assumes that the historical lag pattern will be an accurate representation for the payment of claims that have been incurred but not yet completely paid. An estimate of the unpaid claim amount is calculated by subtracting period-to-date paid claims from an estimate of the ultimate ‘complete’ payment for all incurred claims in the time period. Completion factors are calculated which “complete” the current period-to-date payment totals for each incurred month to estimate the ultimate expected payout. This method is best used when the incurred date and subsequent paid date is known for each claim and if fairly consistent patterns can be determined from the progression date of incurral until the date paid in full. The completion factor approach is also best used when the time between date of incurral and final payment is short (i.e., less than 24 months) in duration.

For the individual and association medical block (including Medicare Supplement), we use a completion factor approach to establish claim liability and reserves. Group and managing general underwriter claim reserves are also calculated using these methods. Outstanding claim inventories are monitored monthly to determine if any adjustment to the completion factor approach is needed.

For some larger managing general underwriters we engage external actuarial firms to provide an estimate of the claim reserves for their respective blocks. We independently evaluate the external claim reserve estimates provided for reasonableness as well as for consistency with other completion-factor based reserves. These estimates are incorporated into our reserve analysis to determine the booked reserves for the segment.

Tabular Reserves: Disability income and long-term care blocks of business utilize a tabular calculation to generate the present value of expected future payments. These reserves are called tabular because they rely on the published valuation tables and company experience for disability termination. Tabular reserves are determined by applying termination assumptions related to mortality or recovery, or for long-term care, shifts in the mode of care, to the stream of contractual benefit payments. The present value of these expected benefit payments at the required rate of return establishes the tabular reserve.

Credit health claim reserves and liabilities are also based on a tabular calculation using actuarial tables published by the Society of Actuaries and accepted by the NAIC. The reserve for this business is calculated as a function of open claims using the same actuarial tables discussed above. Periodically, we test the total claim reserve using a completion factor calculation.

Future Policy Benefits - Reserves for future policy benefits have been calculated based on a net level premium method. Future policy benefits are calculated consistent with ASC 944-40 and are equal to the aggregate of the present value of expected future benefit payments, less the present value of expected future premiums. Morbidity and termination assumptions are based on our experience or published valuation tables when available and appropriate. Interest rates for the aggregate future policy benefit liabilities range from 3.5% to 8.0% and vary by issue year.

Premium Deficiency Reserves - Deficiency reserves are established when the expected benefit payments for a classification of policies having homogenous characteristics are in excess of the expected premiums for these policies. The determination of a deficiency reserve takes into consideration the likelihood of premium rate increases, the timing of these increases, and the expected benefit utilization patterns. We have established premium deficiency reserve for segments of the major medical business and the Long Term Care business. These lines of business are in run-off and continue to under-perform relative to the original pricing. The assumptions and methods used to determine the deficiency reserves are reviewed periodically for reasonableness and the reserve amount is monitored against emerging losses.

Property and Casualty Reserves:

Reserves for Loss and Loss Adjustment Expense (“LAE”) - Property and casualty reserves are established to provide for the estimated costs of paying claims under insurance policies written.
These reserves include estimates for both:

•	Case reserves - claims that were reported to us but not yet paid, and

•
IBNR - anticipated cost of claims incurred but not reported. IBNR reserves include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future, and claims that have been incurred but not yet reported.

These reserves include an estimate of the expense associated with settling claims, including legal and other fees, and the general expenses of administering the claims adjustment process. The two major categories of loss adjustment expense are defense and cost containment expense and adjusting and other expense. The details of property and casualty reserves are shown in the following table (in thousands):

	Year ended December 31, 2010			Year ended December 31, 2009
	Gross	Ceded	Net	Gross	Ceded	Net

Case	$472,794	$13,676	$459,118	$473,908	$11,639	$462,269
IBNR	458,509	30,619	427,890	443,082	48,693	394,389

Total	$931,303	$44,295	$887,008	$916,990	$60,332	$856,658

Case Reserves: Reserves for reported losses are established on either a judgment or formula basis, depending on the timing and type of the loss. They are based on historical paid loss data for similar claims with provisions for trend changes, such as those caused by inflation. The formula reserve is a fixed amount for each claim of a given type.

Judgment reserve amounts generally replace initial formula based reserves and are set on a per case basis based on facts and circumstances of each case, the type of claim and the expectation of damages. We regularly monitor the adequacy of judgment reserves and formula reserves on a case-by-case basis and change the amount of such reserves as necessary.

IBNR: IBNR reserves are estimated based on many variables, including historical statistical information, inflation, legal developments, economic conditions, and general trends in claim severity, frequency and other factors that could affect the adequacy of loss reserves.

Loss and premium data is aggregated by exposure class and by accident year (i.e., the year in which losses were incurred). IBNR reserves are calculated by projecting ultimate losses on each class of business and subtracting paid losses and case reserves. Unlike case reserves, IBNR is generally calculated at an aggregate level and cannot usually be directly identified as reserves for a particular loss or contract. Our overall reserve practice provides for ongoing claims evaluation and adjustment based on the development of related data and other relevant information pertaining to such claims. Adjustments in aggregate reserves, if any, are reflected in the results of operations of the period during which such adjustments are made.

Our actuaries reflect the potential uncertainty generated by volatility in our loss development profiles when selecting loss development factor patterns for each line of business with a conservative mind set. The net and gross reserve calculations have shown redundancies for the last several year-ends as a result of losses emerging favorably compared to what is implied by the selected loss development patterns. See Results of Operations and Related Information by Segment – Property and Casualty, Prior Period Reserve Development section of the MD&A for additional information.

The evaluation process to establish the loss and loss adjustment expense reserves involves the collaboration of underwriting, claims and internal actuarial departments. The process also includes consultation with independent actuarial firms on a regular basis. Work performed by independent actuarial firms is an important part of our process of gaining reassurance that the loss and loss adjustment expense reserves determined by our internal actuarial department sufficiently meet all present and future obligations arising from all claims incurred as of year-end. Additionally, the independent actuarial firms complete the Statements of Actuarial Opinion at each year-end, certifying that the recorded loss and loss adjustment expenses reserves appear reasonable.

Premium Deficiency Reserve: Deficiency reserves are established when the expected benefit payments and a maintenance component for a product line is in excess of the expected premiums for that product line. The determination of a deficiency reserve takes into consideration the current profitability of a product line using anticipated losses, loss expense, and policy maintenance costs. The assumptions and methods used to determine the deficiency reserves are reviewed periodically for reasonableness and the reserve amount is monitored against emerging losses. There were no reserves of this type at December 31, 2010.

Reserving Methodology - The following actuarial methods are utilized in our reserving process during both annual and interim reporting periods:

•
Initial Expected Loss Ratio: This method calculates an estimate of ultimate losses by applying an estimated loss ratio to an estimate of ultimate earned premium for each accident year. This method is appropriate for classes of business where the actual paid or reported loss experience is not yet mature enough to override initial expectations of the ultimate loss ratios.

•
Bornhuetter Ferguson: This method uses as a starting point an assumed initial expected loss ratio method and blends in the loss ratio implied by the claims experience to date by using loss development patterns based on our own historical experience. This method is generally appropriate where there are few reported claims and a relatively less stable pattern of reported losses.

•
Loss or Expense Development (Chain Ladder): This method uses actual loss or defense and cost containment expense data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate position. This method is appropriate when there is a relatively stable pattern of loss and expense emergence and a relatively large number of reported claims.

•
Ratio of Paid Defense and Cost Containment Expense to Paid Loss Development: This method uses the ratio of paid defense and cost containment expense to paid loss data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate position. In this method, an ultimate ratio of paid defense and cost containment expense to paid loss is selected for each accident period. The selected paid defense and cost containment expense to paid loss ratio is then applied to the selected ultimate loss for each accident period to estimate the ultimate defense and cost containment expense. Paid defense and cost containment expense is then subtracted from the ultimate defense and cost containment expense to calculate the unpaid defense and cost containment expense for that accident period.

•
Calendar Year Paid Adjusting and Other Expense to Paid Loss: This method uses the ratio of prior calendar years’ paid expense to paid loss to project ultimate loss adjustment expenses for adjusting and other expense. The key to this method is the selection of the paid expense to paid loss ratio based on prior calendar years' activity. A percentage of the selected ratio is applied to the case reserves (depending on the line of insurance) and 100% to the indicated IBNR reserves. These ratios assume that a percentage of the expense is incurred when a claim is opened and the remaining percentage is paid throughout the claim's life.

The basis of our selected single point best estimate on a particular line of business is often a blended result from two or more methods (e.g. weighted averages). Our estimate is highly dependent on actuarial and management judgment as to which method(s) is most appropriate for a particular accident year and class of business. Our methodology changes over time, as new information emerges regarding underlying loss activity and other factors.

Key Assumptions:

Implicit in the actuarial methodologies previously discussed are the following critical reserving assumptions which may impact our reserves:

•	The selected loss ratio used in the initial expected loss ratio method and Bornhuetter Ferguson method for each accident year;

•	The expected loss development profiles;

•	A consistent claims handling process;

•	A consistent payout pattern;

•	No unusual growth patterns;

•	No major shift in liability limits distribution on liability policies; and

•	No significant prospective changes in workers’ compensation laws that would significantly affect future payouts.

The loss ratio selections and loss development profiles are developed primarily using our own historical claims and loss experience. These assumptions have not been modified from the preceding periods and are consistent with historical loss reserve development patterns.

Management believes our loss reserves at December 31, 2010 are adequate. New information, legislation, events or circumstances, unknown at the original valuation date, however, may result in future development to our ultimate losses significantly greater or less than the recorded reserves at December 31, 2010.

For non-credit lines of business, our claims handling process is the most likely of those assumptions previously noted to vary from our expectations. This assumption was determined to most likely impact our results of operations, financial position and liquidity, and thus we chose to measure the sensitivity to this assumption. The table below presents estimates of the range of likely scenarios related to a speed-up or slow-down of five days in the claims handling process and its subsequent impact on our estimate of gross loss reserves at year end (amounts in thousands). Without certainty of future reporting patterns, we do not consider any change within the range displayed as more reasonably likely than any other.

	Year ended December 31, 2010
	Cumulative Increase (Decrease)
	5 Day Speed Up	5 Day Slow Down

Personal:
Personal Auto	$(1,421)	$1,236
Homeowner	14	345

Commercial:
Agribusiness	71	377
Commercial auto	(374)	1,409

Other	(1,106)	3,169

The analysis of our credit insurance line of business quantifies the estimated impact on gross loss reserves of a reasonably likely scenario of varying the ratio applied to the unearned premium to determine the IBNR reserves at December 31, 2010. IBNR reserving methodology for this line of business focuses primarily on the use of a ratio applied to the unearned premium for each credit insurance product. The selected ratios are based on historical loss and claim data. In our analysis, we varied this ratio by +/- 5% across all credit insurance products combined. The results of our analysis show an increase or decrease in gross reserves across all accident years combined of approximately $7.2 million.

It is not appropriate to aggregate the impacts shown in our sensitivity analysis, as our lines of business are not directly correlated. The variations set forth are not meant to be a “best-case” or “worst-case” scenario, and therefore, it is possible that future variations may be more or less than the amounts in our sensitivity analysis. While we believe these are possible scenarios based on the information available to us at this time, we do not believe the reader should consider our sensitivity analysis an actual reserve range.

Reserving by class of business:

The weight given to a particular actuarial method depends on the characteristics specific to each class of business, including the types of coverage and the expected claim-tail.

Short-tail business - Lines of business for which loss data emerge more quickly are referred to as short-tail lines of business. For these lines, emergence of paid losses and case reserves is credible and likely indicative of ultimate losses; therefore, more reliance is placed on the Loss or Expense Development methods.

Large catastrophe and weather-related events are analyzed separately using information available to our claims staff, loss development profiles from similar events and our own historical experience.

Long-tail business - For long-tail lines of business, emergence of paid losses and case reserves is less credible in early periods and, accordingly, may not be indicative of ultimate losses. For these lines of business, more reliance is placed on the Bornhuetter Ferguson and Initial Expected Loss Ratio methods.

Credit business - For credit lines of business, the IBNR is estimated either by applying a selected ratio to the unearned premium reserve or by using the loss development methods previously discussed.

Loss adjustment expenses – We estimate adjusting and other expense separately from loss reserves using the Calendar Year Paid-to-Paid method. Reserves for defense and cost containment expense are estimated separately from loss reserves, using either the Loss or Expense Development method or Ratio of Paid Defense and Cost Containment Expense to Paid Loss method.

Reinsurance

Reinsurance recoverable balances include amounts owed to us in respect of paid and unpaid ceded losses and loss expenses and are presented net of a reserve for non-recoverability. At December 31, 2010 and 2009, reinsurance recoverable balances were $355.2 million and $371.7 million, respectively.

Recoveries on our gross ultimate losses are determined using distributions of gross ultimate loss by layer of loss retention to estimate ceded IBNR as well as through the review of individual large claims. The most significant assumption we use is the average size of the individual losses for claims that have occurred but have not yet been recorded by us. The reinsurance recoverable is based on what we believe are reasonable estimates and is disclosed separately in the consolidated financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all losses are settled.

We manage counterparty risk by entering into agreements with reinsurers we generally consider to be highly rated. However, we do not require a specified minimum rating. We monitor the concentrations of the reinsurers and reduce the participation percentage of lower-rated companies when appropriate. We believe we currently have no reinsurance amounts with any significant risk of becoming unrecoverable due to reinsurer insolvency.

Our reinsurance contracts contain clauses that allow us to terminate the participation with reinsurers who are downgraded. Our risk assessment is comprised of industry ratings, recent news and reports, and a limited review of financial statements, for any new reinsurer under consideration. We also may require letters of credit, trust agreements, or cash advances from unauthorized reinsurers (reinsurers not licensed in our state of domicile) to fund their share of outstanding losses and LAE. Final assessment is based on the judgment of senior management.

Pension and Postretirement Benefit Plans

We maintain qualified and nonqualified defined benefit pension plan and one qualified defined benefit pension plan. We also provide certain health and life insurance benefits to qualified current and former employees. We recognize the funded status of defined benefit pension and other postretirement plans on our consolidated statements of financial position.

The pension benefit and postretirement benefit obligations and related costs for all plans are calculated using actuarial concepts in accordance with the relevant accounting guidance. The discount rate and the expected return on plan assets are important elements of expense and/or liability measurement. We evaluate these key assumptions annually. Other assumptions involve demographic factors such as retirement age, mortality, turnover and rate of compensation increases.

We use a discount rate to determine the present value of future benefits on the measurement date. The guideline for setting this rate is a high-quality long-term corporate bond rate. To determine the expected long-term rate of return on plan assets, a building-block method is used. The expected rate of return on each asset is broken down into three components: (1) inflation, (2) the real risk-free rate of return (i.e., the long-term estimate of future returns on default-free U.S. government securities), and (3) the risk premium for each asset class (i.e., the expected return in excess of the risk-free rate). Using this approach, the precise expected return derived will fluctuate somewhat from year to year; however, it is our policy to hold this long-term assumption relatively constant.

The assumptions used in the measurement of our pension benefit obligations for 2010 and 2009 are as follows:

	Used for Net		Used for Net
	Benefit Cost	Used for Benefit	Benefit Cost	Used for Benefit
	for year ended	Obligations as of	for year ended	Obligations as of
	December 31, 2010	December 31, 2010	December 31, 2009	December 31, 2009

Discount rate	6.17%	5.34%	6.17%	5.73%
Rate of compensation increase	4.20	3.78%	4.20	4.20
Long-term rate of return	7.65	7.65%	7.65	7.65

Other-Than-Temporary Impairment

Our accounting policy requires that a decline in the fair value of investment securities below their cost basis be evaluated on an ongoing basis to determine if the decline is other-than-temporary. There are a number of assumptions and estimates inherent in evaluating impairments to determine if they are other-than-temporary which include 1) our ability and intent to hold the investment securities for a period of time sufficient to allow for an anticipated recovery in value; 2) the expected recoverability of principal and interest; 3) the length of time and extent to which the fair value has been less than amortized cost for fixed income securities or less than cost basis; 4) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry conditions and trends and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions, which could affect liquidity.

Litigation Contingencies

We review existing litigation and potential litigation with counsel quarterly to determine if an accrual of a liability for possible losses is necessary. Liabilities for losses are established whenever they are probable and estimable based on our best estimate of the probable loss. If no one number within the range of possible losses is more probable than any other, we record a liability at the low end of the estimated range.

Based on information currently available, we believe that amounts ultimately paid, if any, arising from existing and currently potential litigation would not have a material effect on our results of operations and financial condition. However, it should be noted that the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs, continue to create the potential for an unpredictable judgment in any given lawsuit. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than we anticipate, the resulting liability could have a material impact on the consolidated financial statements.

Federal Income Taxes

Our effective tax rate is based on income, non-taxable and non-deductible items, statutory tax rates and tax planning opportunities available. Inherent in determining our annual tax rate are judgments regarding business plans, planning opportunities and expectations about future outcomes.

Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which we have already recorded the tax benefit in our income statement. Deferred tax liabilities generally represent tax expense recognized in our consolidated financial statements for which tax payment has been deferred, or expenditures for which we have already taken a deduction in our tax return but have not yet recognized in our consolidated financial statements.

U.S. GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance, if necessary, to reduce our deferred tax asset to an amount that is more-likely-than-not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. Although realization is not assured, management believes it is more-likely-than-not that the deferred tax assets, net of valuation allowances, will be realized.

Our accounting represents management’s best estimate of future events that can be appropriately reflected in the accounting estimates. Certain changes or future events, such as changes in tax legislation, geographic mix of earnings and completion of tax audits could have an impact on our estimates and effective tax rate. For example, the dividends received deduction (“DRD”) reduces the amount of dividend income subject to tax and is a significant component of the difference between our actual tax expense and the expected amount determined using the U.S. federal statutory tax rate of 35%. The U.S. Department of the Treasury and the Internal Revenue Service (“IRS”) intend to address through regulations the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations or legislation, could increase our actual tax expense and reduce our consolidated net income.

Our liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties, that relate to tax years still subject to review by the IRS or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. The statute of limitations for the examination of federal income tax returns by the IRS for years 2006 to 2009 has either been extended or has not expired. In the opinion of management, all prior year taxes have been paid or adequate provisions have been made for any uncertain tax positions taken in prior year returns.

Consolidated Results of Operations

The following is a discussion of our consolidated results of operations, which should be read in conjunction with the Outlook section. For discussions of our segments’ results, see the “Results of Operations and Related Information by Segment” section. The following table sets forth the consolidated results of operations (in thousands):

	Years ended December 31,			Change over prior year
	2010	2009	2008	2010	2009

Premiums and other revenues:
Premiums	$1,877,908	$1,974,024	$1,888,495	$(96,116)	$85,529
Other policy revenues	185,805	179,504	174,899	6,301	4,605
Net investment income	911,915	839,777	795,442	72,138	44,335
Realized investments gains (losses), net	74,062	(73,855)	(379,034)	147,917	305,179
Other income	17,398	19,000	22,777	(1,602)	(3,777)

Total revenues	3,067,088	2,938,450	2,502,579	128,638	435,871

Benefits, losses and expenses:
Policy benefits	1,608,415	1,709,899	1,601,854	(101,484)	108,045
Interest credited to policy account balances	393,119	370,563	299,833	22,556	70,730
Commissions	448,880	459,943	475,345	(11,063)	(15,402)
Other operating costs and expenses	454,146	471,920	493,907	(17,774)	(21,987)
Change in deferred policy acquisition costs (1)	(40,095)	(63,611)	(67,439)	23,516	3,828

Total benefits and expenses	2,864,465	2,948,714	2,803,500	(84,249)	145,214

Income (loss) before other items and federal income taxes	$202,623	$(10,264)	$(300,921)	$212,887	$290,657

(1)	A negative amount of net change indicates more expense was deferred than amortized and represents a decrease to expenses in the periods indicated.

Consolidated income before other items and federal income taxes increased during 2010 compared to 2009. The increase was primarily driven by the following:
•	an increase in our Corporate and Other segment’s realized investment gains and net investment income as a result of improved market conditions,
•	a decrease in policy benefits across all segments,
•	a decrease in other operating costs and expenses in our Life and Health segments,
•	partially offset by a decrease in Life and Health segment premiums and an increase in Annuity segment interest credited to policy account balances.

Consolidated income before other items and federal income taxes increased during 2009 compared to 2008. The increase was primarily driven by the following:
•	a decrease in our Corporate and other segment’s realized investment losses partially offset by increased investment income,
•	an increase in annuity premiums,
•	partially offset by increased policy benefits in annuities due to strong single premium immediate annuity sales and increased interest credited to policy account balances.

Results of Operations and Related Information by Segment

Life

The Life segment markets traditional life insurance products such as whole life and term life, and interest sensitive life insurance products such as universal life, variable universal life as well as indexed universal life. These products are marketed on a nationwide basis through employee agents, multiple-line agents, independent agents, brokers and direct marketing channels.

Life segment financial results for the periods indicated were as follows (in thousands):

	Years ended December 31,			Change over prior year
	2010	2009	2008	2010	2009

Revenues:
Premiums	$282,160	$284,530	$299,338	$(2,370)	$(14,808)
Other policy revenues	170,729	164,748	154,984	5,981	9,764
Net investment income	223,753	222,611	226,643	1,142	(4,032)
Other income	3,547	2,720	3,767	827	(1,047)

Total revenues	680,189	674,609	684,732	5,580	(10,123)

Benefits, losses and expenses:
Policy benefits	294,177	297,719	296,078	(3,542)	1,641
Interest credited to policy account balances	59,149	58,983	62,221	166	(3,238)
Commissions	91,165	91,968	126,813	(803)	(34,845)
Other operating costs and expenses	178,619	185,048	222,908	(6,429)	(37,860)
Change in deferred policy acquisition costs	(1,963)	1,536	(42,103)	(3,499)	43,639

Total benefits, losses and expenses	621,147	635,254	665,917	(14,107)	(30,663)

Income before other items and federal income taxes	$59,042	$39,355	$18,815	$19,687	$20,540

Earnings for the year ended December 31, 2010 increased significantly compared to 2009 primarily due to an increase in other policy revenues, decreases in policy benefits and operating expenses, and an increase in deferred policy acquisition costs. Operating expenses in 2010 were lower due to the absence of nonrecurring costs associated with the Company’s SEC registration and lower direct marketing expenses. The increase in other policy revenues was due to higher policy service fees on a growing block of interest-sensitive life policies.

For the year ended December 31, 2009, earnings increased compared to 2008. The overall increase was primarily attributed to lower operating expenses in 2009 due to the absence of two lawsuit settlements recorded in 2008. In addition, expenses related to preparing for our initial SEC registration decreased compared to 2008.

During the second quarter of 2009, we paid $12.9 million in connection with the settlement of a class action lawsuit that was finalized in 2007. Such settlement was comprised of credit life premium refunds and other related damages and fees to certain previously insured persons. The Life segment was fully reserved for this settlement and did not incur any related impact to its results of operations for the year ended December 31, 2009. For additional information on this settlement, refer to the discussion of the Perkins litigation in Note 16 of the Notes to the Consolidated Financial Statements in our amended Form 10 Registration Statement, filed with the SEC on July 1, 2009.

Premiums

Revenues from traditional life insurance products include scheduled premium payments from policyholders on whole life and term life products. These premiums are in exchange for financial protection for the policyholder from a specific insurable event, such as death or disability. The change in these premiums is impacted by new sales during the period and the persistency of in-force policies.

Premiums have decreased during the past two years. The decrease in premiums for both periods was attributable to increasing Yearly Renewable Term renewal ceded reinsurance premiums on the higher face amounts issued in 2007, 2008 and 2009.

Other Policy Revenues

Other policy revenues include mortality charges, earned policy service fees, and surrender charges on interest-sensitive life insurance policies. These charges increased for the year ended December 31, 2010 compared to 2009 primarily due to higher policy service fees on a growing block of life policies. This increase reflects growth in interest-sensitive life business.

Other policy revenues also increased for the year ended December 31, 2009 compared to 2008. The increase was primarily due to higher mortality charges and fees, which are a result of the large volume of sales of lifetime secondary guarantee universal life products in previous years.

Commissions

Commissions remained relatively flat for the year ended December 31, 2010 compared to 2009.

Commissions decreased for the year ended December 31, 2009 compared to 2008. The decrease was primarily attributable to lower first year universal life premiums. Partially offsetting the decrease in first year commissions was the increase in renewal commissions at a lower rate on a large portion of business sold in 2008. In addition, credit life business experienced a decrease in sales for 2009 as a result of the downturn in the economy and the constraints of the credit markets.

Other Operating Costs and Expenses

Other operating costs and expenses decreased for the year ended December 31, 2010 compared to 2009. The decrease was primarily due to reductions in consulting fees attributed to Sarbanes-Oxley and SEC registration, as well as marketing and legal expenses.

For the year ended December 31, 2009, other operating costs and expenses decreased compared to 2008. The decrease was primarily due to a decrease in production bonuses, which is directly a result of lower sales in 2009. Additionally, there was a reduction in marketing expenses for our Direct Marketing channel.

Change in Deferred Policy Acquisition Costs

The following table presents the components of the change in DAC (in thousands):

	Years ended December 31,			Change over prior year
	2010	2009	2008	2010	2009

Acquisition cost capitalized	$80,789	$77,161	$129,031	$3,628	$(51,870)
Amortization of DAC	(78,826)	(78,697)	(86,928)	(129)	8,231

Change in deferred policy acquisition costs (1)	$1,963	$(1,536)	$42,103	$3,499	$(43,639)

(1)  A positive amount of net change indicates more expense was deferred than amortized and represents a decrease to expenses in the periods indicated.

Acquisition costs capitalized increased for the year ended December 31, 2010 compared to 2009.
The increase primarily resulted from non-commission related compensation. The amortization of DAC as a percentage of gross profit for the year ended December 31, 2010 and 2009 was 39.2% and 43.3%, respectively. The decrease in DAC amortization rate was primarily due to lower lapse rates in 2010. The average annualized lapse/surrender rates for the Life segment were 10.1% and 10.7% for the years ended December 31, 2010 and 2009, respectively. In general, stable or lower lapse rates are important toward maintaining profitability of the Life segment, as higher lapse rates will reduce the average term of the in-force block of business and could result in acceleration of DAC amortization.

Acquisition costs capitalized decreased for the year ended December 31, 2009 compared to 2008.
This decrease resulted from the decline in production related compensation in first year commissions to our independent agents. The amortization of DAC as a percentage of gross profits for the years ended December 31, 2009, and 2008 was 43.3%, and 44.5%, respectively. The change in the ratio for 2009 was primarily attributable to the premium refund lawsuit as previously described. Profitability was down due to decreased investment yields and increased surrenders.

The average annualized lapse/surrender rates in the Life segment were 10.7%, and 10.5% for the years ended December 31, 2009, and 2008, respectively. These combined rates reflected both first year and renewal business. Over the course of 2008 through 2010, we experienced normal fluctuations in lapse rates.

Reinsurance

The table below summarizes reinsurance reserve and premium amounts assumed and ceded (in thousands):

	Reserves			Premiums
	Years Ended December 31,			Years Ended December 31,
	2010	2009	2008	2010	2009	2008

Reinsurance assumed	$9,827	$19,514	$25,553	$(1,130)	$4,512	$8,460
Reinsurance ceded	(173,097)	(160,934)	(147,523)	(86,241)	(74,577)	(80,826)

Total	$(163,270)	$(141,420)	$(121,970)	$(87,371)	$(70,065)	$(72,366)

We use reinsurance to mitigate excessive risk to the Life segment. As of December 31, 2010, our current consolidated retention limit was $1,550,000 for traditional and universal life. Accidental death benefits and premium waiver benefits are mostly retained on new business issued beginning in 2008. Increases in reserves and premium amounts ceded primarily reflect increased use of reinsurance in conjunction with treaties related to universal life products. Decreases in assumed reserves and premium were primarily due to the cancellation of the our reinsurance agreement with two credit life reinsurers. Those blocks of business are now in run-off, and the new business retained is currently written by us on a direct basis.

We periodically adjust our reinsurance program and retention limits as market conditions warrant, consistent with our corporate risk management strategy. While we have, in the past, reinsured up to 90% of new business, we are currently reinsuring newly developed permanent products on a modified excess retention basis, in which we reinsure mortality risk on a yearly renewable term basis, ceding a 75% quota share of policies with a face value of at least $500,000 up to our retention and then a 100% quota share in excess of retention. Term products are coinsured between 60% and 100% on a first-dollar quota share basis. Current traditionally marketed term products are coinsured on a 90% quota share basis, while current direct marketed products are coinsured on a 60% basis, up to our retention, and then a 100% quota share in excess of retention.

In the case of credit life business, we use reinsurance primarily to provide producers of credit-related insurance products the opportunity to participate in the underwriting risk through offshore producer-owned reinsurance companies. A majority of the treaties entered into by our Credit Insurance Division are normally written on a 100% coinsurance basis with benefit limits of $100,000 on credit life. We have entered into funds withheld reinsurance treaties which are ceded to the reinsurer on a written basis.

Our individual life reinsurance is primarily placed with highly rated companies, and we monitor the financial condition of those companies. For 2010, the companies where we have placed material amounts of reinsurance for the Life segment are shown in the table below (in thousands, except percentages):

	A.M. Best	Ceded	Percentage of
Reinsurer	Rating(1)	Premium	Gross Premium

Swiss Re Life and Health America Inc.	A	$23,332	6.5%
Munich American Reassurance Company	A+	12,065	3.4%
Transamerica Life Insurance Company	A+	9,882	2.8%
General Re Life Corporation	A++	8,410	2.3%
SCOR Global Life Re Insurance Company of Texas	A-	7,173	2.0%
Other Reinsurers with no single company greater than 2% of the total		3,473	83.0%

Total life reinsurance ceded		$75,735	100.0%

(1)	A.M. Best rating as of the most current information available February 22, 2011.

Policy in-force information

The following table summarizes the Life segment’s in-force amounts (in thousands):

	Years Ended December 31,			Change over prior year
	2010	2009	2008	2010	2009

Life insurance in-force:
Traditional life	$45,919,000	$45,229,000	$45,008,000	$690,000	$221,000
Interest sensitive life	23,879,000	24,219,000	24,863,000	(340,000)	(644,000)

Total life insurance in-force	$69,798,000	$69,448,000	$69,871,000	$350,000	$(423,000)

The following table summarizes the Life segment’s policy counts (in thousands):

	Years Ended December 31,			Change Over Prior Year
	2010	2009	2008	2010	2009

Number of policies:
Traditional life	2,274	2,347	2,452	(73)	(105)
Interest sensitive life	176	175	176	1	(1)

Total number of policies	2,450	2,522	2,628	(72)	(106)

There was a slight increase in total life insurance in-force as of December 31, 2010 when compared to 2009, as new policies issued exceeded the aggregate face amount of older policies terminated by death, lapse, or surrender.

The total life insurance in-force experienced a minimal decrease as of December 31, 2009 when compared to 2008. The decrease was mainly attributed to a reduction in the average face amount of our interest sensitive life policies, partially offset by an increase in the average face amount of the traditional life policies.

The decreasing policy count, from 2008 through 2010, is attributable primarily to the natural attrition of a larger number of older policies, partially offset by newer policies that are fewer in number but larger in face amount.

Annuity

We develop, sell and support a variety of immediate and deferred annuities, including fixed, equity-indexed and variable products. We sell these products through independent agents, brokers, financial institutions, and multiple-line and employee agents.

Annuity segment financial results for the periods indicated were as follows (in thousands):

	Years ended December 31,			Change over prior year
	2010	2009	2008	2010	2009

Revenues:
Premiums	$174,193	$220,284	$116,248	$(46,091)	$104,036
Other policy revenues	15,076	14,756	19,915	320	(5,159)
Net investment income	510,106	449,035	374,023	61,071	75,012
Other income (expense)	(7,900)	(3,870)	(5,718)	(4,030)	1,848

Total revenues	691,475	680,205	504,468	11,270	175,737

Benefits, losses and expenses:
Policy benefits	205,948	249,709	142,867	(43,761)	106,842
Interest credited to policy account balances	333,970	311,580	237,612	22,390	73,968
Commissions	95,701	107,053	79,213	(11,352)	27,840
Other operating costs and expenses	62,791	59,254	45,491	3,537	13,763
Change in deferred policy acquisition costs	(44,569)	(62,013)	(20,690)	17,444	(41,323)

Total benefits, losses and expenses	653,841	665,583	484,493	(11,742)	181,090

Income before other items and federal income taxes	$37,634	$14,622	$19,975	$23,012	$(5,353)

Earnings for the year ended December 31, 2010 improved significantly when compared to 2009 primarily due to an increase in our net investment income offset by an increase in interest credited to policy account balances. These changes are explained further in the “Interest Credited to Policy Account Balances” section.

Earnings decreased for the year ended December 31, 2009 compared to 2008. A number of factors contributed to the lower earnings, including compressed earned investment spreads, decreased annuity surrender charge revenue and certain non-recurring expenses. The expense increases are primarily due to our initial SEC registration. Interest spreads in 2009 were below 2008 levels as a result of lower yields on our larger cash and cash equivalents position from those in 2008.

Surrender charge revenue decreased in 2009 compared to 2008 as a result of fewer surrenders. Additionally, some policies surrendered in 2009 with positive market value adjustments which increased the cash surrender value paid and consequently decreased surrender charges collected.

Premiums

Amounts received on SPIA are classified as premiums and are earned immediately as income. Amounts received from fixed deferred annuity policyholders and equity-indexed deferred annuity policyholders are classified as policy deposits and are not part of earned premiums. Annuity premium and deposit amounts received are shown in the table below (in thousands):

	Years ended December 31,			Change over prior year
	2010	2009	2008	2010	2009

Fixed deferred annuity	$1,045,429	$1,715,871	$1,573,237	$(670,442)	$142,634
Equity-indexed deferred annuity	340,920	239,664	85,334	101,256	154,330
Single premium immediate annuity	177,688	227,937	121,952	(50,249)	105,985
Variable deferred annuity	90,188	99,429	103,233	(9,241)	(3,804)

Total	1,654,225	2,282,901	1,883,756	(628,676)	399,145

Less: policy deposits	1,480,032	2,062,617	1,767,508	(582,585)	295,109

Total earned premiums	$174,193	$220,284	$116,248	$(46,091)	$104,036

Fixed deferred annuity receipts decreased for the year ended December 31, 2010 compared to 2009, which had abnormally high sales in the first quarter of 2009 due to a “flight to safety” related to the credit crisis of late 2008. Equity-indexed deferred annuity premiums and deposits increased for the year ended December 31, 2010 compared to 2009 as certain annuitants accepted some exposure to volatility in the pursuit of potentially higher returns. Equity-indexed deferred annuities allow policyholders to participate in equity returns while also having certain downside protection resulting from the guaranteed minimum returns defined in the products.

Fixed deferred annuity receipts for the year ended December 31, 2009 increased compared to 2008. The increase in sales of our fixed deferred annuity products was a result of lower yields on competing products such as CD’s and money market funds and policyholders looking for an alternative to the volatile stock market. Equity-indexed deferred annuity sales also increased for the year ended December 31, 2009 compared to 2008 as investors accepted some risk in the pursuit of potentially higher returns while receiving some guaranteed minimum return.

SPIA premiums decreased for the year ended December 31, 2010 compared to 2009. The competitiveness of rates in the SPIA line change very quickly and premium income reflects changes in our position relative to the financial marketplace. We believe that the current low interest rate environment has led some prospective SPIA buyers to defer their purchase of a payout annuity and temporarily invest in cash and cash equivalents, in the hope that rates will be higher at a later date, affording a higher annuity payment per premium dollar.

SPIA premiums increased in 2009 compared to 2008 as a direct result of consumers’ search for a more stable retirement income.

Variable deferred annuity products are a relatively small portion of our annuity portfolio. Variable deferred annuity premiums decreased for the past two years. This decrease is primarily attributable to our competitive position, as we do not offer income guarantees on our variable deferred annuity products.

Net Investment Income

Net investment income, a key component of the profitability of the Annuity segment, increased for the year ended December 31, 2010 compared to 2009 and 2009 compared to 2008. The increase is mainly attributed to growth in the assets backing the in-force fixed deferred annuity account balances of 10.5% and 17.8% for 2010 and 2009, respectively.

In 2009, our fixed deferred annuity account values rose by $1.2 billion to $8.2 billion compared to an increase of $707.9 million in 2008. Also contributing to the increases in net investment income was the positive change in realized and unrealized gains on equity options. Equity option gains increased $29.8 million to $5.4 million during 2009.

For a number of years, earnings in the Annuity segment have been pressured by lower average yield rates on the bonds and mortgage loans supporting the reserves. Offsetting the effect of lower yield rates, crediting rates on interest-sensitive products have decreased accordingly where permitted by policy terms. Since approximately 90% of the Annuity segment is interest-sensitive, offsetting credited rate adjustments are usually possible subject to minimum interest rate guarantees that may apply. We have reconfigured the product portfolio to lower those guarantees in response to the current low interest rate environment.

We utilize equity calls as a means to hedge equity-indexed deferred annuity benefits. The realized and unrealized gains or losses on the equity options causes fluctuations in net investment income. Accordingly, we analyze net investment income with and without equity option returns. Refer to the analysis of net investment income with and without equity options in the table shown below (in thousands):

	With Options			Without Options
	Years ended December 31,			Years ended December 31,
	2010	2009	2008	2010	2009	2008
Net investment income	$510,106	$449,035	$374,023	$500,163	$443,655	$398,423

The fluctuations in net investment income due to equity option returns is offset in part by changes in equity-indexed deferred annuity interest credited (which has an implied embedded derivative gain/(loss) component). See the discussion in the Interest Credited to Policy Account Balances section for presentation of interest credited with and without equity-indexed deferred annuity interest credited.

Account Values

We monitor account values and changes in those values as a key indicator of the performance of our Annuity segment. Changes in account values are mainly the result of net inflows, surrenders, policy fees, interest credited and market value changes (in thousands):

	Years Ended December 31,
	2010	2009	2008

Fixed deferred annuity:
Account value, beginning of period	$8,151,365	$6,918,365	$6,210,456
Net inflows	528,338	930,417	487,410
Fees	(10,080)	(10,592)	(15,363)
Interest credited	337,069	313,175	235,862

Account value, end of period	$9,006,692	$8,151,365	$6,918,365

Variable deferred annuity:
Account value, beginning of period	$400,624	$309,011	$429,505
Net inflows/(outflows)	(27,792)	20,452	24,364
Fees	(4,795)	(4,096)	(4,582)
Change in market value and other	47,720	75,257	(140,276)

Account value, end of period	$415,757	$400,624	$309,011

Single premium immediate annuity:
Reserve, beginning of period	$820,295	$701,141	$693,137
Net inflows/(outflows)	42,476	84,785	(26,330)
Interest and mortality	40,355	34,369	34,334

Reserve, end of period	$903,126	$820,295	$701,141

Fixed Deferred Annuity: For the year ended December 31, 2010, fixed deferred annuity account values increased $855.3 million compared to an increase of $1.2 billion in 2009. The reduced growth in 2010 was primarily the result of the abnormally high levels of growth in 2009. Slower growth in 2010 was partially offset by a decrease in surrenders when compared to 2009.

Account values associated with fixed deferred annuities increased $1.2 billion for the year ended December 31, 2009 as a result of an increase in sales of fixed deferred annuity products.

Fees charged against account values decreased $4.8 million for the year ended December 31, 2009 compared to 2008 due to a decline in surrender charges.

Variable Deferred Annuity: For the year ended December 31, 2010, variable deferred annuity account values increased $15.1 million compared to an increase of $91.6 million in 2009. This lower increase was attributed mainly to an increase in surrenders and a decrease in market appreciation in 2010 compared to 2009.

Variable deferred annuity account values increased $91.6 million for the year ended December 31, 2009 primarily due to fluctuations in market value.

A portion of the variable deferred annuity policies include guaranteed minimum death benefits. The total account value related to variable deferred annuity policies with guaranteed minimum death benefit features was $67.0 million, $66.8 million and $60.4 million as of December 31, 2010, 2009 and 2008, respectively.

We are subject to equity market volatility related to these guaranteed minimum death benefits. We use reinsurance to mitigate the mortality exposure associated with such benefits. Our maximum guaranteed minimum death benefit exposure, before reinsurance, in the event that all annuitants die, was $3.0 million, $6.6 million and $17.9 million as of December 31, 2010, 2009 and 2008, respectively. The decreases in the amounts at risk was due to an improved equity investment market.

SPIA: For the year ended December 31, 2010, SPIA reserves increased $82.8 million compared to an increase of $119.2 million in 2009. The decrease in growth was primarily due to lower sales in a lower interest rate environment.

SPIA reserves increased $119.2 million for the year ended December 31, 2009 primarily due to reserves established on inflows from new sales and accretion of reserves on existing policies due to interest and survivorship.

PolicyBenefits

Benefits consist of annuity payments and reserve increases on SPIA contracts. Benefits decreased for the year ended December 31, 2010 compared to 2009. The decrease was mainly attributed to a reduced amount of new-issue reserve additions due to lower SPIA premium receipts in 2010. Benefits increased for the year ended December 31, 2009 compared to the year ended December 31, 2008 due to higher SPIA in-force policies resulting from increased SPIA sales.

Interest Credited to Policy Account Balances

Interest credited to policy account balances is generally comprised of interest accruals to fixed deferred annuity account balances. Equity-indexed deferred annuities include a fixed host annuity contract and an embedded equity derivative. In addition to the accrual of interest on the host contract, the gain or loss on the embedded equity derivative is also recognized as interest credited to policy account balances. Equity-indexed deferred annuity interest credited can fluctuate from one period to the next as a result of this embedded equity derivative. For this reason, we analyze interest credited to policy account balances with and without equity-indexed deferred annuities. A comparison of interest credited to policy account balances with and without equity-indexed deferred annuities are shown in the table below (in thousands):

	With Equity-Indexed Deferred Annuities			Without Equity-Indexed Deferred Annuities
	Years ended December 31,			Years ended December 31,
	2010	2009	2008	2010	2009	2008

Interest credited to policy account balances	$333,970	$311,580	$237,612	$309,031	$293,857	$254,313

The fluctuations in interest credited due to the embedded equity derivative returns is offset in part by changes in equity option investment income (loss), since the equity options are held to hedge the equity-indexed deferred annuity benefits. See the discussion in the Net Investment Income section for presentation of investment income with and without investment income (loss) from equity options.

The equity-indexed deferred annuities portion of the interest credited to account balances amounted to increases of $24.9 million, $17.7 million and a decrease of $16.7 million for the years ended December 31, 2010, 2009 and 2008, respectively. The increase in the interest credited amounts each year was primarily attributable to the growth of in-force account balances due to sales. The negative amount in 2008 was primarily a result of the volatile financial market conditions during 2008, and the resulting fall of financial indexes during the year.

Interest credited to policy account balances without equity-indexed deferred annuities increased for the past two years. The increase was primarily attributed to increases in in-force fixed deferred annuity account balances due to new premiums.

The profits on fixed deferred annuity contracts are driven by interest spreads and, to a lesser extent, other policy fees. When determining crediting rates for fixed deferred annuities, management considers current investment yields in setting new money crediting rates and looks at average portfolio yields when setting renewal rates. In setting rates, management takes into account target spreads established by pricing models while also factoring in price levels needed to maintain a competitive position. Target interest spreads vary by product depending on specific attributes.

Commissions

Commissions decreased for the year ended December 31, 2010 compared to 2009, and increased for the year ended December 31, 2009 compared to 2008 primarily due to fluctuations in sales each year.

Other Operating Costs and Expenses

Other operating costs and expenses increased slightly during 2010 compared to 2009 primarily the result of increases to our allocated overhead expenses during the year.

Other operating costs and expenses increased during 2009 compared to 2008. This was primarily the result of increases to our allocated overhead expenses and our initial SEC registration. Also, there were expense increases that were attributable to agent production bonus payments resulting from the increased level of new business written.

Change in Deferred Policy Acquisition Costs

The change in DAC represents acquisition costs capitalized, net of amortization of existing DAC. The amortization of DAC is calculated in proportion to gross profits. The following table presents the components of change in DAC (in thousands):

	Years ended December 31,			Change over prior year
	2010	2009	2008	2010	2009

Acquisition cost capitalized	$117,090	$126,769	$96,544	$(9,679)	$30,225
Amortization of DAC	(72,521)	(64,756)	(75,854)	(7,765)	11,098

Change in deferred policy acquisition costs (1)	$44,569	$62,013	$20,690	$(17,444)	$41,323

(1)	A positive amount of net change indicates more expense was deferred than amortized and is a decrease to expense in the periods indicated.

An important measure of the Annuity segment is amortization of DAC as a percentage of gross profits. The amortization of DAC as a percentage of gross profits for the years ended December 31, 2010, 2009, and 2008 was 57.3%, 63.7%, and 68.9%, respectively. The reduction in the ratio was due to improved persistency. We believe low interest rates on competing guaranteed interest products, such as certificates of deposit and money market funds, was a contributing factor to our improved persistency.

Acquisition costs capitalized increased in 2009 compared to 2008 due to higher sales of fixed deferred annuities, which resulted in increases to commissions and other operating costs and expenses.

Reinsurance

We employ reinsurance for guaranteed minimum death benefit risks on certain variable annuity contracts. Our maximum guaranteed minimum death benefit exposure, before reinsurance, which represents the total exposure in the event that all annuity policyholders die, was $3.0 million and $6.6 million as of December 31, 2010 and 2009, respectively. After reinsurance, the net amounts at risk were $1.1 million and $3.3 million, as of December 31, 2010 and 2009, respectively. All such guaranteed minimum death benefit reinsurance is with reinsurers rated “A” or higher by A.M. Best.

Health

The Health segment has been primarily focused on supplemental and limited benefit coverage products including Medicare Supplement insurance for the aged population as well as hospital surgical and cancer policies for the general population. In 2010, premium volume for health insurance-related products was concentrated in our Medicare Supplement (44.5%) and medical expense (25.5%) lines. Our other health products include credit accident and health policies, employer-based stop loss, and dental coverage. Our health insurance products are distributed through our network of independent agents and MGUs.

Health Segment results for the periods indicated were as follows (in thousands):

	Years ended December 31,			Change over prior year
	2010	2009	2008	2010	2009

Revenues:
Premiums	$263,294	$309,701	$290,883	$(46,407)	$18,818
Net investment income	14,855	15,992	16,566	(1,137)	(574)
Other income	10,384	10,382	13,252	2	(2,870)

Total premiums and other revenues	288,533	336,075	320,701	(47,542)	15,374

Benefits and expenses:
Policy benefits	184,554	239,407	223,055	(54,853)	16,352
Commissions	35,263	51,717	43,219	(16,454)	8,498
Other operating costs and expenses	49,634	62,134	69,961	(12,500)	(7,827)
Change in deferred policy acquisition costs	4,886	5,017	5,023	(131)	(6)

Total benefits and expenses	274,337	358,275	341,258	(83,938)	17,017

Income (loss) before other items and federal income taxes	$14,196	$(22,200)	$(20,557)	$36,396	$(1,643)

Earnings for the Health segment improved for the year ended December 31, 2010 compared to 2009, primarily as a result of reductions in policy benefits and a decrease in commissions. Lower operating costs and expenses also contributed to the improvement in earnings resulting from lower personnel costs. A decrease in premiums resulting from a reduction of in-force policies partially offset the improvement in earnings.

Earnings for the Health segment experienced a slight decline in 2009 relative to 2008. During 2009, earnings were negatively impacted by one-time charges of $5.9 million, which included a $2.8 million marketing expense, as well as several large claims incurred on our medical expense line.

During 2009, as a matter of standard practice, a review of the records of one of our MGUs resulted in the following adjustments, which were recorded in 2009 (the “review adjustments”): $23.6 million increase in premiums, $12.9 million increase in policy benefits and $10.7 million increase in commissions. These review adjustments had no material net impact to the consolidated statements of operations for 2009.

Premiums

Premiums for the periods indicated are as follows (in thousands, except percentages):

	Years ended December 31,
	2010		2009		2008
	Premiums		Premiums		Premiums
	dollars	percentage	dollars	percentage	dollars	percentage

Medicare Supplement	$117,132	44.5%	$123,102	39.8%	$120,757	41.5%
Medical expense	67,050	25.5	80,716	26.1	78,291	26.9
Group	29,343	11.1	33,484	10.8	33,758	11.6
Credit accident and health	21,553	8.2	19,627	6.3	24,676	8.5
All other	28,216	10.7	52,772	17.0	33,401	11.5

Total	$263,294	100.0%	$309,701	100.0%	$290,883	100.0%

The Health segment’s earned premiums decreased during the year ended December 31, 2010 compared to 2009, which was mainly attributable to the discontinuation of sales of our medical expense insurance plans effective June 30, 2010. Additionally, the decrease was driven by the non-renewal of two MGUs (included in the “All other” line), decreased sales of our Medicare Supplement product in 2010, and the recording in 2009 of a one-time premium associated with the unwinding of an MGU.

The Health segment’s earned premiums increased for the year ended December 31, 2009 compared to 2008. The increase was primarily driven by premium rate increases on our Medicare Supplement line and the review adjustments previously described.

Our in-force certificates or policies as of the dates indicated are as follows:

	Years ended December 31,
	2010		2009		2008
	number	percentage	number	percentage	number	percentage

Medicare Supplement	48,584	8.0%	58,627	8.9%	60,264	8.2%
Medical expense	11,057	1.8	18,368	2.8	20,352	2.8
Group	17,038	2.8	23,890	3.7	21,409	2.9
Credit accident and health	294,702	48.2	309,695	47.2	323,158	44.0
All other	239,624	39.2	245,689	37.4	309,938	42.1

Total	611,005	100.0%	656,269	100.0%	735,121	100.0%

Our total in-force policies had a net decrease during the year ended December 31, 2010 compared to 2009. The net decrease was mainly attributed to a decrease in the credit accident and health line due to a decrease in short-term furniture and finance company credit product. Management expects a decreasing trend on this product to continue in the future. Also contributing to the decrease in the in-force policies were the decrease in Medicare Supplement line production resulting from current market conditions and a decrease in medical expense line as a result of discontinuance of sales.

Policy Benefits

A reduction in the medical expense benefit ratio, the loss of two MGUs, and the discontinuance of medical expense sales produced a decrease in benefits. The medical expense benefit ratio, measured as the ratio of claims and other benefits to premiums, decreased to 70.1% for the year ended December 31, 2010, from 77.3% for the same period in 2009. Unexpected high claim payments on medical expense products in 2009, with a subsequent return to lower levels during 2010, contributed to the decrease in the benefit ratio.

The benefit ratio increased slightly to 77.3% for 2009 from 76.7% for 2008. The medical expense line was the largest driver of the increase in benefit ratio. The increase in benefit ratio on the medical expense line was primarily attributable to aggressive rates and underwriting practices in prior periods as well as several large claims incurred in 2009. The MGU line (included in the “All other” line) had a decrease in benefit ratio which helped offset the increase from the medical expense line. The 2009 benefit ratio was positively impacted by the review adjustments previously described. The 2008 benefit ratio was negatively impacted by expenses associated with litigation involving one MGU that resulted in $8.9 million of reinsurance write-offs in the first quarter of 2008. We have terminated our relationship with this particular MGU.
As of December 31, 2010, Health claim reserves decreased $8.7 million to $107.2 million from $115.9 million as of December 31, 2009. The decrease was primarily due to the decrease in medical expense and MGU reserves. As of

December 31, 2009, the Health claim reserve had increased $3.1 million from $112.8 million as of December 31, 2008. The increase was primarily due to an increase in the benefit ratio in 2009.

Commissions

Commissions decreased during the year ended December 31, 2010 compared to 2009 as a result of lower sales and a large ceded commission in the MGU line in 2009 that did not occur in 2010.

Commissions increased for the year ended December 31, 2009 as compared to the same period in 2008. The majority of the increase was attributed to the review adjustments previously discussed. The increase was partially offset by lower commissions incurred on our credit accident and health product, which resulted from a decline in the related earned premiums.

Other Operating Costs and Expenses

Other operating costs and expenses decreased for the year ended December 31, 2010 compared to 2009, which was mainly attributable to lower payroll costs and a one-time write-off of agent balances in 2009.

In 2009, other operating costs and expenses decreased when compared to the same period in 2008. The decrease was primarily attributed to the absence of a $10.9 million legal reserve for the previously noted settlement, which was established in September 2008. The above decrease was partially offset by increases in an excise tax on reinsured foreign premiums, employee benefits, information technology consulting fees and a one-time marketing expense of $2.8 million for the write-off of agents’ balances as part of reconciliations performed during 2009.

Change in Deferred Policy Acquisition Costs

Health premiums are recognized as revenue when due, but certain expenses associated with the acquisition of new business, such as commissions, are incurred before premiums can be earned. In order to recognize profits over the life of the policy, the expenses are deferred and amortized over the life of the policy. Generally, we expect the change in DAC to continue to follow the changes in the in-force block by policy duration.

The following table presents the components of the change in DAC (in thousands):

	Years ended December 31,			Change over prior year
	2010	2009	2008	2010	2009

Acquisition cost capitalized	$18,087	$16,729	$22,762	$1,358	$(6,033)
Amortization of DAC	(22,973)	(21,746)	(27,785)	(1,227)	6,039

Change in deferred policy acquisition costs (1)	$(4,886)	$(5,017)	$(5,023)	$131	$6

As of December 31, 2010, the Health related DAC balance was $65.1 million compared to $69.9 million in 2009. The decrease in DAC was caused by the overall decrease in the sales of health products, particularly the medical expense, Medicare Supplement, and credit accident and health products.

As of December 31, 2009, the Health related DAC balance was $69.9 million compared to $74.9 million in 2008. The $5.0 million decrease in DAC reflects a reversal of acquisition costs previously capitalized and related amortization expense associated with the previously noted settlement as well as a reduction in the acquisition costs capitalized due to the decline in new sales of our Medicare Supplement and credit accident and health products.

Reinsurance

For the major medical business, we use reinsurance on an excess of loss basis. Our retention limit is $500,000 per claim on these types of policies. Certain amounts of stop-loss and other types of catastrophe health reinsurance programs are also reinsured. We manage these risks by reinsuring a majority of the risk to highly rated reinsurance companies. We also maintain reinsurance on a quota share basis for our long-term care and disability income business.

Reinsurance is also used in the credit accident and health business. In certain cases, particularly in the auto retail market, we may also reinsure the policy written through offshore producer-owned captive reinsurer to allow the dealer to participate in the performance of these credit accident and health contracts. A majority of the treaties entered into by our Credit Insurance Division are written on a 100% coinsurance basis with benefit limits of $1,000 per month.

The companies where we have placed material amounts of reinsurance for the Health segment are shown in the table below (in thousands, except percentages):

	A.M. Best	Ceded	Percentage of
Reinsurer	Rating(1)	Premium	Gross Premium

Maiden Re Insurance Company	A-	$21,916	18.8%
Harbour Life and Reinsurance Co. Ltd.	NR(2)	15,102	13.0
Munich Reinsurance America	A+	13,800	11.8
AmFirst Insurance Company	B+	11,045	9.5
United States Fire Insurance Company	A	8,768	7.5
Madison National Life Insurance Company	A-	7,433	6.4
Other reinsurers with no single company greater than 5% of the total		38,593	33.0

Total health reinsurance ceded		$116,657	100.0%

(1)	A.M. Best as of the most current information available February 22, 2011.
(2)	Not Rated.

Property and Casualty

Property and Casualty business is written through our multiple-line and Credit Insurance Division agents. Evaluation of our property and casualty insurance operations is based on the total underwriting results (net premiums earned less incurred losses and loss expenses, policy acquisition costs and other underwriting expenses) and the ratios noted in the table below. Property and Casualty segment results for the periods indicated were as follows (in thousands, except percentages):

	Years ended December 31,			Change over prior year
	2010	2009	2008	2010	2009
				amount	amount

Revenues:
Net premiums written	$1,185,366	$1,164,136	$1,184,686	$21,230	$(20,550)

Net premiums earned	$1,158,261	$1,159,509	$1,182,026	$(1,248)	$(22,517)
Net investment income	67,545	66,175	69,348	1,370	(3,173)
Other income	8,192	7,064	8,973	1,128	(1,909)

Total premiums and other revenues	1,233,998	1,232,748	1,260,347	1,250	(27,599)

Benefits and expenses:
Policy benefits	923,736	923,064	939,854	672	(16,790)
Commissions	226,748	209,203	226,100	17,545	(16,897)
Other operating costs and expenses	124,410	124,266	132,601	144	(8,335)
Change in deferred policy acquisition costs	1,551	(8,151)	(9,669)	9,702	1,518

Total benefits and expenses	1,276,445	1,248,382	1,288,886	28,063	(40,504)

Income before other items and federal income taxes	$(42,447)	$(15,634)	$(28,539)	$(26,813)	$12,905

Loss ratio	79.8%	79.6%	79.5%	0.2	0.1
Underwriting expense ratio	30.5	28.1	29.5	2.4	(1.4)

Combined ratio	110.3%	107.7%	109.0%	2.6	(1.3)

Effect of net catastrophe losses on combined ratio	10.6%	7.8%	11.1%	2.8	(3.3)

The Property and Casualty segment net loss worsened significantly during the year ended December 31, 2010 compared to 2009. The change was primarily driven by increases in commissions, the change in deferred policy acquisition costs, and a $33.0 million increase in catastrophe losses. This deterioration was offset by a $32.3 million improvement in non-catastrophe loss results.

The Property and Casualty segment net loss improved in 2009 compared to 2008 due to a $40.5 million decrease in net catastrophe losses from those in 2008, partially offset by a $17.1 million increase in non-catastrophe related policy benefits and by a decrease in net premiums earned.

Net Premiums Written and Earned

Net premiums written are the premiums charged for policies issued during a fiscal period. Property and casualty premiums are recognized as earned premiums proportionately over the contract period. The majority of our automobile policies have terms of six months to one year while our credit related property policies have terms of six months to seven years, depending on the related loan term. All other policies, such as homeowners’ policies and the agribusiness policies, have terms of twelve months. The portion of the premiums written applicable to the unexpired terms of the policies are recorded as “other policyholder funds” in our consolidated statements of financial position.

Net premiums written increased for the year ended December 31, 2010 compared to 2009, due primarily to increases in our credit-related property insurance and personal auto products partially offset by decreases in our commercial lines.

Net premiums earned remained relatively flat during 2010 primarily due to increases in our personal lines, partially offset by decreases in our commercial lines.

Net premiums written and earned decreased in 2009 compared to 2008 as a result of decreases in our personal auto and workers’ compensation insurance products.

Reinsurance costs increased 7.1% during 2010 compared to the 6.9% increase for 2009, due primarily to a $2.3 million reinstatement premium and the cost of additional catastrophe reinsurance coverage purchased as part of our management of our catastrophe exposure. Refer to the discussion of our reinsurance program and the effect on the consolidated financial statements, under Part I, Item 1, Business.

Policy Benefits

Policy benefits include losses and loss adjustment expenses incurred on property and casualty policies. Policy benefits remained flat during the year ended December 31, 2010 compared to 2009 as a result of the net catastrophe experience increase over the prior year, offset by the decreases in our credit-related property products and non-catastrophe loss experience. Policy benefits decreased for the year ended December 31, 2009 as compared to the same period in 2008 as a result of the decrease in net catastrophe experience. The loss ratios have remained relatively flat for the years ended December 31, 2010, 2009, and 2008.

For the year ended December 31, 2010, gross catastrophe losses increased to $141.7 million compared to $80.9 million in 2009. Net catastrophe losses increased to $123.3 million from $90.3 million as a result of 33 catastrophes experienced in 2010 compared to 27 in 2009. The increase was primarily incurred in the second and fourth quarters of 2010, when we experienced increases of $23.9 million and $17.7 million, respectively, in net catastrophe losses compared to 2009 due to spring and fall storm activity throughout our geographic coverage area.

For the year ended December 31, 2009, gross catastrophe losses decreased to $80.9 million, compared to $191.6 million for the year ended December 31, 2008. Estimated reinsurance recoveries on all catastrophe losses were a negative $9.4 million for the year-end December 31, 2009 and $60.8 million for the year ended December 31, 2008. The negative amount of estimated reinsurance recoverables for 2009 arose mainly from a decrease in the ultimate gross loss estimates for Hurricanes Ike and Gustav at December 31, 2009 compared to December 31, 2008. These 2008 hurricanes produced losses, which are recoverable under our reinsurance program, and a decrease in the ultimate gross loss estimates resulted in a decrease in estimated reinsurance recoverables.

Net catastrophe losses contributed to increases of 10.6%, 7.8%, and 11.1% in the combined ratio during 2010, 2009 and 2008, respectively. The property losses as a result of catastrophes are a part of the variability in this segment and are the result of differences in both the frequency and severity of catastrophic events. We continue to evaluate and manage our aggregate catastrophe risk exposures, and manage our risk with targeted rate activity and purchasing additional reinsurance coverage where we believe it is cost efficient to do so.

Commissions and Change in Deferred Policy Acquisition Costs

Commissions increased significantly during the year ended December 31, 2010 compared to the same period in 2009. This was primarily the result of a $10.0 million expense for post termination compensation for certain agents in addition to increases in our credit-related property products due to a change in our product mix.

Commissions decreased in 2009 compared to 2008 as the result of a $9.6 million decrease in credit-related insurance commissions due to a shift in our credit insurance products towards those with lower commission structures. Commissions on personal and commercial auto policies also decreased compared to the same period in 2008 due to reductions in net premiums earned in these lines as well as an overall decrease in commissions.

The increase in expense as a result of the change in DAC for the year ended December 31, 2010, was primarily driven by the change in our deferral estimates during 2009, deferring less in some policies and more in others in order to improve our consistency among subsidiaries. An increase in commissions of our credit-related property insurance products added to this increase. The decrease in expense as a result of the change in DAC was slightly less in 2009 compared to 2008 due to the decrease in commissions.

We regularly review the recoverability of DAC, and if the actual emergence of future profitability were to be substantially lower than estimated, we would accelerate DAC amortization to account for any recoverability issues or premium deficiency. We have not historically experienced these issues with our DAC balances as catastrophe losses have been a significant contribution to our underwriting losses.

Other Operating Costs and Expenses

Other operating costs and expenses were virtually level for the year ended December 31, 2010, compared to the same period in 2009 due to a focus on expense management. For the year ended December 31, 2009 compared to the same period in 2008, the decrease was primarily due to a one time accrual relating to the Farm Bureau lawsuit during 2008. For additional information, refer to Note 18, Commitments and Contingencies, in the Notes to the Consolidated Financial Statements.

Products

Our Property and Casualty segment consists of three product lines: (i) Personal Lines, which we market primarily to individuals, representing 61.1% of net premiums written, (ii) Commercial Lines, which focus primarily on businesses engaged in agricultural and other targeted markets, representing 26.0% of net premiums written, and (iii) Credit-related property insurance products which are marketed to financial institutions and retailers and represent 12.9% of net premiums written.

Property and Casualty segment results for Personal Products for the periods indicated were as follows (in thousands, except percentages):

	Years ended December 31,			Change over prior year
	2010	2009	2008	2010	2009

Net premiums written
Auto	$468,100	$456,960	$462,545	$11,140	$(5,585)
Homeowner	217,785	217,963	203,516	(178)	14,447
Other Personal	38,875	38,815	34,610	60	4,205

Total net premiums written	724,760	713,738	700,671	11,022	13,067

Net premiums earned
Auto	470,535	452,754	469,425	17,781	(16,671)
Homeowner	216,849	208,558	205,764	8,291	2,794
Other Personal	39,298	37,283	31,990	2,015	5,293

Total net premiums earned	$726,682	$698,595	$707,179	$28,087	$(8,584)

Loss ratio
Auto	78.0%	83.9%	78.0%	(5.9)	5.9
Homeowner	104.1	100.6	111.0	3.5	(10.4)
Other Personal	61.6	44.9	87.7	16.7	(42.8)
Personal line loss ratio	84.9%	86.8%	88.1%	(1.9)	(1.3)
Combined Ratio
Auto	102.3%	104.9%	101.6%	(2.6)	3.3
Homeowner	129.6	122.8	138.0	6.8	(15.2)
Other Personal	68.7	51.3	110.1	17.4	(58.8)
Personal line combined ratio	108.6%	107.4%	112.6%	1.2	(5.2)

Personal Automobile: Net written and earned premiums increased in our personal automobile line during 2010 as a result of premium rate increases implemented during the second half of 2009. The increase in premium per policy is slightly offset by a 3.4% decline in the number of policies.

Net premiums written and earned decreased in 2009 compared to 2008 despite flat policy counts during these periods. A portion of the decrease in net premiums earned during 2009 was due to an internal review of our methodology for establishing reserves for our “Cashback” program, which estimates the potential refund portion of premiums paid on homeowners and auto policies within certain product lines, certain states and specific time frames.

The loss ratio remained relatively flat for the years ending December 31, 2010 and 2008, while the same period in 2009 experienced a slight deterioration as a result of the combination of the decrease in premiums, as well as a significant increase in loss severity. The increase in loss severity was due primarily to increased bodily injury claims, increased litigation costs and increased property damage liabilities.

The combined industry ratios for 2010 (estimated), 2009 and 2008 of 99.0%, 101.3%, and 100.3%, respectively, per A.M. Best’s “U.S. Property/Casualty-Review and Preview” are comparable to our combined ratios for the same periods.

Homeowners: Net premiums written experienced a large increase during the year ended December 31, 2009 compared to the same period in 2008, which resulted in an increase in net premiums earned during the year-end December 31, 2010 as compared to the same period in 2009. These increases were primarily a result of rate increases across this product line, as well as increases in policyholder-insured values as replacement and repair costs were partially offset by a 4.1% decline in the number of policies from our risk management initiatives and the impact of the rate increases.

The loss and combined ratios deteriorated during the year ended December 31, 2010 compared to the same period in 2009 due to an increase in catastrophe and non-catastrophe claims affecting this line, resulting in a total increase of $15.9 million in policy benefits. The additional increase in the combined ratio was primarily a result of the lower amount of expenses being deferred.

The loss ratio improved in 2009 compared to 2008 due to the $40.5 million decrease in catastrophe experience from the prior year and a decline in loss reserves of $17.8 million due to favorable loss reserve development. These decreases were offset by a decrease in reinsurance ceded losses from $35.8 million in 2008 to $0.2 million in 2009. The combined ratio decreased in 2009 compared to 2008 due to the litigation expense described in the “Other Operating Costs and Expenses.”

The combined industry ratios for 2010 (estimated), 2009 and 2008 of 103.5%, 105.6% and 117.0%, respectively per A.M. Best are comparable to our combined ratios. Our combined ratio was negatively impacted during these years due to the concentration of catastrophe events occurring in the Midwest, and was also negatively impacted in 2010 from an unusual $20.0 million catastrophe event in Arizona, resulting in a combined ratio of 26.1%, 17.2% and 21.0% above the industry averages, respectively.

Other Personal: This product line is comprised primarily of watercraft, rental-owner and umbrella coverages for individuals seeking to protect their personal property not covered within their homeowner and auto policies. Net premiums written and earned remained relatively level during the year ended December 31, 2010 as compared to the same period in 2009, which experienced an increase over the same period in 2008 due to an increase in policy counts and an increase in the average premium per policy.

The loss and combined ratios deteriorated during 2010 compared to 2009, which were significantly below 2008 levels, due to the increase in premiums during 2009 and a claim frequency well below those experienced in 2010 and 2008. As this is currently our smallest earned premium in our Personal Products line, minor fluctuations in results can more easily cause volatility in these operating results.

Property and Casualty segment results for Commercial Products for the periods indicated were as follows (in thousands, except percentages):

	Years ended December 31,			Change over prior year
	2010	2009	2008	2010	2009

Net premiums written
Other Commercial	$123,605	$127,291	$139,266	$(3,686)	$(11,975)
Agribusiness	103,937	101,074	101,243	2,863	(169)
Auto	80,109	88,642	95,155	(8,533)	(6,513)

Total net premiums written	307,651	317,007	335,664	(9,356)	(18,657)

Net premiums earned
Other Commercial	120,365	125,855	137,971	(5,490)	(12,116)
Agribusiness	106,678	105,921	105,230	757	691
Auto	80,948	91,074	96,574	(10,126)	(5,500)

Total net premiums earned	$307,991	$322,850	$339,775	$(14,859)	$(16,925)
Loss ratio
Other Commercial	82.9%	76.9%	71.2%	6.0	5.7
Agribusiness	108.3	90.1	87.5	18.2	2.6
Auto	72.9	74.3	76.3	(1.4)	(2.0)
Commercial line loss ratio	89.1%	80.5%	77.7%	8.6	2.8
Combined ratio
Other Commercial	112.1%	106.4%	95.8%	5.7	10.6
Agribusiness	145.2	126.8	117.7	18.4	9.1
Auto	97.2	96.9	99.3	0.3	(2.4)
Commercial line combined ratio	119.6%	110.4%	103.6%	9.2	6.8

Other Commercial: Net written and earned premiums have continued to decrease in 2010 compared to 2009, as well as during 2009 compared to 2008, as a result of the decline in our workers’ compensation product and small business coverages. Premiums for our workers’ compensation product have decreased as a result of a reduction in exposures and overall rate levels, as well as a decrease in the premium assumed from involuntary pools. Our small business premiums are declining primarily as a result of lower receipts for some of our client’s businesses, as well as a lowering premium per policy as businesses reduce coverages and increase deductibles in an effort to reduce their costs.

The loss and combined ratios deteriorated during 2010 compared to 2009, and during 2009 compared to 2008, due to the decreases in premiums in addition to increases in the severity of workers’ compensation claims as payrolls contracted.

Agribusiness Product: Our agribusiness product allows policyholders to customize and combine their coverage for residential and household contents, buildings and building contents, farm personal property and liability. Net premiums written and earned remained relatively flat during 2010, 2009 and 2008. This is primarily the result of rate increases offset by a decrease of policy counts.

The loss ratio increased significantly during 2010 when compared to 2009, and in 2009 when compared to 2008, primarily as a result of an increase in catastrophe losses during those years. We expect variability in this line, which is sensitive to the frequency and severity of storm and weather related losses.

Commercial Automobile: Net premium written and earned decreased in 2010 as compared to 2009, and in 2009 as compared to 2008. The decrease in 2010 is primarily the result of vehicle classification revisions, while the decrease in 2009 was primarily a result of reductions in policy counts, minimally offset by implemented rate increases.

The loss and combined ratios remained relatively flat during 2010 as compared to 2009, and 2009 as compared to 2008. The combined industry ratios for 2010 (estimated), 2009, and 2008 of 102.0%, 99.5% and 96.8%, respectively, per A.M. Best are comparable to our combined ratios for the same periods.

Product Discussion - Credit Products

Credit-related property insurance products are offered on automobiles, furniture, and appliances in connection with the financing of those items. These policies pay an amount if the insured property is lost or damaged and is not directly related to an event affecting the consumer’s ability to pay the debt. The primary distribution channel for credit-related property insurance is general agents who market to auto dealers, furniture stores and financial institutions.

Net premiums written increased to $153.0 million for 2010 compared to $133.4 million for 2009. Net premiums earned decreased to $123.6 million, from $138.1 million for the years ended December 31, 2010 and 2009, respectively. The primary driver for the increase in written premiums, while earned premiums decreased, was a shift in our product mix from shorter duration contracts in our CPI products, which fell 19.3%, to our longer duration GAP products, which increased 74.9%. Shorter duration products generally earn premiums within 12 months of a contract being written, while our longer duration products may take up to 84 months before they are fully earned.

Net premiums earned increased in 2009 after falling slightly in 2008 to $135.1 million due to increasing furniture and appliance business, while automobile products sales remained low due to lower auto sales during 2009 as compared to 2008.

The loss ratios decreased to 26.2% from 41.1% during the years ended December 31, 2010 and 2009, respectively. These decreases were attributable to an overall decrease in benefits of our products as a result of lower frequency and severity of claims. The combined ratios decreased to 96.1% from 105.8% during 2010 compared to 2009. The decrease in the loss ratio drove the decrease in the combined ratio, which was partially offset by higher underwriting expenses from rising commission expenses as a result of the change in our product mix.

The increase in the loss ratio to 41.1% in 2009 compared to 39.3% in 2008 is attributable to an increase in frequency and severity of GAP claims. Slowing auto sales which began in 2008 and worsened during 2009, drove down the replacement values of most vehicles, thus creating a larger difference between a vehicle’s value and its indebtedness. The decrease in the combined ratio of 2009 mainly reflects an accrual for litigation in 2008 when the combined ratio was 104.2% and a decrease in commission expense relative to earned premium. This is attributable to a shift in product mix during 2009 out of the higher commission structured products.

Property and Casualty Reinsurance

We reinsure a portion of the risks that we underwrite to manage our loss exposure and protect capital resources. In return for a premium, reinsurers assume a portion of the losses and loss adjustment expense incurred. Amounts not reinsured are known as retention. We primarily use three types of reinsurance to manage our loss exposures:

•	Treaty reinsurance, in which certain types of policies are automatically reinsured without the need for approval by the reinsurer of the individual risks;

•
Facultative reinsurance, in which an individual insurance policy or a specific risk is reinsured with the prior approval of the reinsurer. Facultative reinsurance is purchased for risks which fall outside the treaty reinsurance; and

•
Excess of loss treaty reinsurance, where the reinsurer indemnifies us against all, or a specified portion, of losses and loss adjustment expense incurred in excess of a specified retention or attachment point, and up to the contract limit.

In addition to treaty and facultative reinsurance, we are partially protected by the Terrorism Risk Insurance Act of 2002, which was modified and extended through December 31, 2014 by the Terrorism Risk Insurance Program Reauthorization Act of 2007.

We retain the first $1.0 million of loss per risk, which will remain the same for 2011. Our corporate catastrophe reinsurance retention has been $40.0 million in recent years and will remain the same in 2011. In order to manage our risk exposure, we purchase the following additional catastrophe reinsurance coverages:

•	For Louisiana and Texas, we have coverage which lowers our retention to $10.0 million in those states.

•	In 2010, the Louisiana and Texas covers were expanded to include additional coastal states as well as Oklahoma and Arkansas. Those covers will remain in place for 2011.

•	Additional catastrophe coverage for the other states outside of the Northeast. The retention for this cover was $20.0 million in 2010, and will be lowered to $10.0 million for 2011.

•	Additional catastrophe coverage for the Northeast for the last several yearsand the retention for Northeast catastrophe events will be reduced from $20.0 million to $10.0 million in 2011.

The property catastrophe reinsurance limit was $500.0 million for 2008, 2009 and 2010, where it will remain for 2011.

A “top and drop” cover was purchased in 2008 and 2009 to provide an additional $20.0 million of coverage above the corporate catastrophe program for a total of $520.0 million per event. This coverage was also used to address frequency of events by providing $20.0 million of coverage above the $20.0 million retention after a $20.0 million annual aggregate deductible had been met. The “top and drop” cover was discontinued in 2010 and replaced with the new covers.

We also purchased $50.0 million of protection for earthquake losses in all states except California, thereby resulting in a total earthquake limit of $550.0 million in 2011, a reduction from the $625.0 million in 2010 and $645.0 million in 2008 and 2009. This reduction in purchased earthquake coverage is primarily a result of a planned reduction in our earthquake business writings.

Our reinsurance programs use multiple reinsurers with each reinsurer absorbing part of the overall risk ceded. The primary reinsurers who participate in the programs and the amount of coverage each provides are shown in the following table:

		Percent of Risk Covered
	AM Best	Non-	Catastrophe
Reinsurer	Rating(1)	catastrophe	Coverage

Hannover Re (Bermuda), Ltd.	A	39.8%	2.4%
Lloyd’s Syndicates	A	26.6	52.3
Platinum Underwriters Bermuda, Ltd	A	12.1	0.2
Swiss Reinsurance America Corporation	A	8.6	0.9
Catlin Insurance Co	A	5.3	4.6
Tokio Millenium Re Ltd	A+	0.0	5.8
Other reinsurers with no single company greater than 5% of the total		7.6	33.8

Total reinsurance coverage		100.0%	100.0%

(1) A.M. Best rating as of the most current information February 22,2011.

Our credit-related property insurance products do not employ reinsurance to manage catastrophe loss exposure, and their reinsurers for risks other than catastrophes are not deemed significant to our business.

Prior Period Reserve Development

The table below shows the development of our loss and loss adjustment expense reserves. The table does not present individual accident or policy year development data.

The top line shows our original reserves, net of reinsurance recoverable, for each of the indicated years. The table then shows the cumulative net paid loss and loss adjustment expense as of successive years. The table also shows the re-estimated amount of previously recorded reserves based on experience as of the end of each succeeding year. The cumulative deficiency or redundancy represents the aggregate change in the estimates over all prior years. Conditions and trends that affected development of liabilities in the past may not necessarily occur in the future. Accordingly, it may be inappropriate to anticipate future redundancies or deficiencies based on historical experience.

While we believe that our loss reserves at December 31, 2010 are adequate, new information, events or circumstances, unknown at the original valuation date, may lead to future developments in our ultimate losses in amounts significantly greater or less than the reserves currently provided. The actual final cost of settling both claims outstanding at December 31, 2010 and claims expected to arise from unexpired periods of risk is uncertain. There are many other factors that would cause our reserves to increase or decrease, which include but are not limited to: changes in claim severity; changes in the expected level of reported claims; judicial action changing the scope or liability of coverage; changes in the regulatory, social and economic environment; and unexpected changes in loss inflation. The deficiency/(redundancy) for different reporting dates is cumulative and should not be added together.
Loss Development Table
Property and Casualty Loss and Loss Adjustment Expense Liability Development-Net of Reinsurance
Years Ended December 31,

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Liability for unpaid losses and loss adjustment expenses, net of reinsurance (includes loss reserves, IBNR, allocated and unalloc expense)	$384,191	$425,129	$490,215	$590,365	$678,379	$796,267	$801,953	$809,500	$847,860	$856,658	$887,008

Cumulative paid losses and loss expenses
One year later	192,167	228,699	233,074	256,386	274,810	366,007	296,620	318,944	345,346	308,113
Two years later	280,667	322,112	338,459	377,139	405,748	506,463	453,042	477,958	495,277
Three years later	323,685	370,179	399,651	445,702	479,410	590,643	544,100	569,031
Four years later	345,507	396,758	429,408	479,524	518,972	640,003	593,126
Five years later	356,119	407,212	443,161	498,349	541,627	664,588
Six years later	362,307	412,004	452,256	509,521	552,136
Seven years later	365,331	416,207	457,972	513,968
Eight years later	367,326	420,045	460,785
Nine years later	369,963	423,256
Ten years later	371,230

Liabilites re-estimated
One year later	368,951	432,028	488,595	564,287	638,910	770,238	711,880	766,882	798,587	776,808
Two years later	372,991	435,574	488,455	564,485	617,374	737,341	713,339	733,361	770,900
Three years later	376,776	441,564	490,717	553,163	596,242	739,825	680,900	727,675
Four years later	379,498	441,309	482,799	538,459	596,754	714,995	682,460
Five years later	379,318	435,796	476,615	542,429	585,370	717,474
Six years later	380,050	432,953	478,201	534,287	585,914
Seven years later	379,270	433,990	472,502	534,477
Eight years later	380,082	430,722	473,754
Nine years later	378,611	433,070
Ten years later	379,544

Deficiency(redundancy), net of reinsurance	$(4,647)	$7,941	$(16,461)	$(55,888)	$(92,465)	$(78,793)	$(119,493)	$(81,825)	$(76,960)	$(79,850)

Property and Casualty Loss and Loss Adjustment Expense Liability Development-Gross Years Ended December 31,

	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
Net reserve, as initially estimated	$384,191	$425,129	$490,215	$590,365	$678,379	$796,267	$801,953	$809,500	$847,860	$856,658	$887,008

Reinsurance and other recoverables as initially estimated	47,162	65,327	61,077	61,600	80,526	86,186	86,898	79,071	109,518	62,854	50,972

Gross reserve as initially estimated	431,075	490,103	550,022	646,397	750,454	869,781	875,436	875,963	945,810	909,003	931,303

Net re-estimated reserve	379,544	433,070	473,754	534,477	585,914	717,474	682,460	727,675	770,900	776,808
Re-estimated and other reinsurance recoverables	82,008	78,104	82,466	86,211	86,070	498,247	97,434	79,394	111,176	47,206

Gross re-estimated reserve	461,552	511,174	556,220	620,688	671,984	1,215,721	779,894	807,069	882,076	824,014

Deficiency(redundancy), gross of reinsurance	$30,477	$21,071	$6,198	$(25,709)	$(78,470)	$345,940	$(95,542)	$(68,894)	$(63,734)	$(84,989)

For 2010, the net favorable prior year loss and loss adjustment expense development was $79.9 million, compared to approximately $49.3 million of net favorable prior year loss and loss adjustment expense development for 2009, as a result of better than expected paid and incurred loss emergence across several lines of business.

The current year loss ratio is a blend of the current accident year loss ratio and the impact of favorable or adverse development on prior accident years during the current calendar year. Excluding the 6.9% impact of favorable prior year loss development for accident years 2009 and prior, the 2010 loss ratio would have been 86.7%. Excluding the 4.2% impact of favorable prior year loss development for accident years 2008 and prior, the 2009 loss ratio would have been 83.8%.

Net favorable reserve development during 2010 was primarily driven by commercial auto and commercial liability lines. The net and gross reserve calculations have shown favorable development as a result of loss emergence compared to what was implied by the loss development patterns used in the original estimation of losses. The development during 2010 was primarily generated from the personal auto, commercial auto and commercial multi-peril lines. The favorable development reflects the recognition of better than expected loss emergence rather than explicit changes to our actuarial assumptions.

For additional information regarding losses and loss expenses, refer to Note 10, Liability for Unpaid Claims and Claim Adjustment Expenses, of the Notes to the Consolidated Financial Statements.

For the year ended December 31, 2005, the $345.9 million deficiency gross of reinsurance was primarily the result of our participation in the National Flood Insurance Program as administered by the Federal Emergency Management Agency. As these losses are 100% reimbursed by the Federal government, they do not impact our net reserve calculations or our net loss development patterns. The National Flood Insurance Program had paid losses of $390.0 million for the year ended December 31, 2005 because of the 2005 hurricanes, specifically Hurricane Katrina. Since reserves are not set up for the National Flood Insurance Program, any payments made subsequent to year-end will appear as adverse development on a gross basis. If the flood losses were removed from the gross data, the $345.9 million deficiency would have been a $44.1 million redundancy, gross of reinsurance.

Corporate and Other

Our Corporate and Other segment primarily includes the capital not allocated to support our insurance business segments. Our capital and surplus is invested and managed by internal investment staff. Investments include publicly traded equities, real estate, mortgage loans, high-yield bonds, venture capital partnerships, mineral interests and tax-advantaged instruments. See the “Investments” section of the MD&A for a more detailed discussion of our investments.

Segment financial results for the periods indicated were as follows (in thousands):

	Years ended December 31,			Change over prior year
	2010	2009	2008	2010	2009

Revenues:
Net investment income	$95,656	$85,964	$108,862	$9,692	$(22,898)
Gain (loss) from investments, net	74,062	(73,855)	(379,034)	147,917	305,179
Other Income	3,175	2,704	2,503	471	201

Total revenues	172,893	14,813	(267,669)	158,080	282,482

Benefits and expenses:
Other operating costs and expenses	38,695	41,220	22,946	(2,525)	18,274

Total benefits and expenses	38,695	41,220	22,946	(2,525)	18,274

Income (loss) before other items and federal income taxes	$134,198	$(26,407)	$(290,615)	$160,605	$264,208

Earnings for the year ended December 31, 2010 improved compared to 2009. This was primarily due to the increase in gains from investments as a result of improved financial markets, which also led to a reduction in other-than-temporary impairments below those recorded during 2009. We recorded other-than-temporary impairments of $5.7 million in 2010, compared to $79.1 million in 2009. These other-than-temporary impairments are included above in the “Gain (loss) from investments, net.”

Income (loss) before other items and federal income taxes increased during 2009 compared to 2008 due to a decrease in other-than-temporary impairments. We recorded $79.1 million of other-than-temporary impairments in 2009, and $365.6 million in 2008.

In accordance with our segment allocation process, all realized gains and losses, except those on derivatives, are allocated to the Corporate and Other segment. For 2010 and prior periods the Corporate and Other segment is compensated for the risk it assumes for realized losses through a monthly charge to the insurance segments that reduces the amount of investment income allocated to those segments. Since other-than-temporary impairments are recorded as realized losses they are allocated to the Corporate and Other segment. The Company has undertaken an assessment of the allocation process for assets and investment income. Beginning in 2011, we will discontinue the monthly charge to the insurance segments to improve the comparability for measuring business results between segments and between periods.

Discontinued Operations

On December 31, 2010, we sold our wholly-owned broker-dealer subsidiary, Securities, Management & Research, Inc. (“SM&R”), pursuant to a Stock Purchase Agreement we agreed to sell all of the outstanding capital stock of SM&R to a third-party financial services corporation. The sale qualifies for discontinued operations accounting and accordingly, the results of operations for this subsidiary are presented as income (loss) from discontinued operations in our consolidated statements of operations for all periods presented. The sale resulted in a $1 million loss for the year-ended 2010, which is presented in loss on sale in the table below. SM&R had previously been a component of the Corporate and Other reportable segment. Management chose to sell this business based on the belief that similar services could be contracted with a third party at less cost while improving the services to agents and policyholders.

On December 4, 2008, we sold our life insurance business in Mexico, American National de Mexico, Compania de Seguros de Vida, S.A. de C.V., along with non-insurance affiliates Servicios de Administracion American National S.A. de C.V. and American National Promotora de Ventas S.A. de C.V. to a third party for approximately $2.4 million. These operations were established in 1999 and reported losses in all years since inception. Management chose to sell these operations to prevent a continued negative impact on consolidated results of operations.

See further detail regarding the discontinued operations disclosed in Note 19, Discontinued Operations, of the Notes to the Consolidated Financial Statements.

Liquidity

Our liquidity requirements have been and are expected to continue to be met by funds from operations. Current and expected patterns of claim frequency and severity may change from period to period but continue to be within historical norms. Management considers our current liquidity position to be sufficient to meet anticipated demands over the next twelve months.

To ensure we will be able to continue to pay future commitments, the funds received as premium payments and deposits are invested in high quality investments, primarily fixed maturity securities and individual commercial mortgages. Funds are invested with the intent that income from the investments, plus proceeds from the maturities, will meet our ongoing cash flow needs. We historically have not been put in the position of having to liquidate invested assets in order to provide cash flow; however our portfolio of highly liquid marketable debt and equity securities are available to meet our liquidity needs.

During September of 2010, we renewed a 365-day $100 million short-term variable rate borrowing facility containing a $55 million subfeature for the issuance of letters of credit. Borrowings under the facility are at the discretion of the lender and would be used only for funding the Company’s working capital requirements. The combination of borrowings and outstanding letters of credit cannot exceed $100 million at any time. As of December 31, 2010 and 2009, the outstanding letters of credit were $37.5 million and $36.2 million, respectively, and there were no borrowings on this facility to meet liquidity requirements.

Our cash and cash equivalents and short-term investment position at December 31, 2010 was $587.7 million compared to $798.3 million at December 31, 2009. The $210.6 million decrease in cash and cash equivalents and short-term investments relates primarily to our assessment of better long-term investment opportunities available during the fourth quarter of 2010, versus the same period in 2009. We continue to look towards long-term investment opportunities, and in recent years we allocated more assets to shorter-term investment opportunities due to the limited availability of long-term investment opportunities with what we considered to be appropriate risk-return ratio.

We were committed at December 31, 2010 to purchase, expand or improve real estate, to fund mortgage loans and to purchase other invested assets in the amount of $275.0 million, compared to $240.4 million for 2009. The expansion of real estate investments and mortgage loans in 2010 and 2009 is attributable to our ability to originate loans collateralized by quality real estate at appropriate yields.

In the normal course of business, we guarantee bank loans of a third-party marketing operation for the benefit of policyholders. The customers, through the use of a trust, use the bank loans to fund premium payments of life insurance policies. These bank loans enable individuals with substantial illiquid wealth to finance their life insurance premiums using the cash value of the policies as collateral for the loans. In the case of a default on the bank loan, we would be obligated to pay off the loans. The total amounts of guarantees outstanding for 2010 and 2009 was approximately $206.5 million, while the total cash values of the related life insurance policies were $210.7 million for 2010 and $211.8 million for 2009.

Capital Resources

Our capital resources consisted of American National stockholders’ equity, summarized as follows (in thousands):

	Years Ended December 31,
	2010	2009	2008

American National stockholders’ equity, excluding accumulated other comprehensive income (loss), net of tax (“AOCI”)	$3,407,439	$3,342,805	$3,355,004
AOCI	225,212	117,649	(221,148)

Total American National stockholders’ equity	$3,632,651	$3,460,454	$3,133,856

We have notes payable in our consolidated statements of financial position that are not part of our capital resources. These notes payable represent amounts borrowed by real estate joint ventures that we consolidate into our financial statements. The lenders for the notes payable have no recourse against us in the event of default by the joint ventures. Therefore, the only amount of liability we have for these notes payable is limited to our investment in the respective venture, which totaled $21.2 million and $33.3 million at December 31, 2010 and 2009, respectively.

Total American National stockholders’ equity in 2010 increased primarily due to the $144.0 million net income attributable to us during the period and $109.0 million unrealized gains on marketable securities, offset by $82.6 million in dividends paid to stockholders.

Total American National stockholders’ equity in 2009 increased $326.6 million primarily due to the $383.1 million change in net unrealized gains on marketable securities as a result of improving financial markets, combined with $15.6 million in net income, offset by $82.5 million in dividends paid to stockholders.

Statutory Surplus and Risk-based Capital

Statutory surplus represents the capital of our insurance companies reported in accordance with accounting practices prescribed or permitted by the applicable state insurance departments. State laws specify regulatory actions if an insurer’s risk-based capital (“RBC”), a measure of an insurer’s solvency, falls below certain levels. The NAIC has standard formulas for annually assessing RBC. The formulas seek to identify companies that are undercapitalized.

The RBC formula for life companies establishes capital requirements relating to insurance, business, asset and interest rate risks, as well as the equity, interest rate and expense recovery risks associated with variable annuities and group annuities that contain death benefits or certain living benefits.

RBC is calculated for property and casualty companies after adjusting capital for certain underwriting, asset, credit and off-balance sheet risks. The achievement of long-term growth will require growth in the statutory capital of our insurance subsidiaries to consolidate into the consolidated entity. Our subsidiaries may obtain additional statutory capital through various sources, such as retained statutory earnings or equity contributions from us. As of December 31, 2010, the levels of our and our insurance subsidiaries’ surplus and RBC exceeded the NAIC’s minimum RBC requirements.

Contractual Obligations

The following table summarizes our contractual obligations as of December 31, 2010 (in thousands):

	Payments Due by Period
		Less than			More than
	Total	1 year	1-3 years	3-5 years	5 years

Life insurance obligations(1)	$5,441,711	$34,770	$144,175	$328,987	$4,933,779
Annuity obligations(1)	12,070,742	1,635,876	4,337,263	2,415,466	3,682,137
Property and casualty insurance obligations(2)	931,303	498,245	335,177	73,245	24,636
Accident and health insurance obligations(3)	139,127	80,192	18,989	8,861	31,085
Purchase obligations:
Commitments to purchase and fund investments(4)	55,385	48,404	4,310	1,130	1,541
Mortgage loan commitments(4)	227,441	227,441	—	—	—
Operating leases(5)	3,429	626	1,275	1,528	—
Defined benefit pension plans(6)	140,503	9,680	19,138	21,825	89,860
Notes payable(7)	60,140	47,632	—	—	12,508

Total	$19,069,781	$2,582,866	$4,860,327	$2,851,042	$8,775,546

(1)
Life and annuity obligations include estimated claim, benefit, surrender and commission obligations offset by expected future premiums and deposits on in-force insurance policies and contracts. All amounts are gross of reinsurance. Estimated claim, benefit and surrender obligations are based on mortality and lapse assumptions that are comparable with historical experience. Estimated payments on interest-sensitive life and annuity obligations include interest credited to those products. The interest crediting rates are derived by deducting current product spreads from a constant investment yield. The obligations shown in the table have not been discounted. As a result, the estimated obligations for insurance liabilities included in the table exceed the liabilities recorded in reserves for future policy benefits and the liability for policy and contract claims. Due to the significance of the assumptions used, the amounts presented could materially differ from actual payments. Separate account obligations have not been included since those obligations are not part of the general account obligations and will be funded by cash flows from separate account assets. The general account obligations for insurance liabilities will be funded by cash flows from general account assets and future premiums and deposits. Participating policyholder dividends payable consists of liabilities related to dividends payable in the following calendar year on participating policies. As such, the contractual obligation related to participating policyholder dividends payable is presented in the table above in the less than one-year category at the amount of the liability presented in the consolidated statements of financial position. All estimated cash payments in the table above are undiscounted as to interest, net of estimated future premiums on policies currently in-force and gross of any reinsurance recoverable. Estimated future premiums on participating policies currently in-force are net of future policyholder dividends payable. Future policyholder dividends, the participating policyholder share obligation on the consolidated statements of financial position, represents the accumulated net income from participating policies and a pro-rata portion of unrealized investment gains (losses), net of tax, reserved for payment to such policyholders as policyholder dividends. Because of the nature of the participating policyholder obligation, the exact timing and amount of the ultimate participating policyholder obligation is subject to significant uncertainty and the amount of the participating policyholder obligation is based upon a long-term projection of the performance of the participating policy block.

(2)
Expected future gross loss and loss adjustment expense payments from property and casualty policies includes case reserves for reported claims and reserves for IBNR. Timing of future payments is estimated based on our historical payment patterns. The timing of these payments may vary significantly from the pattern shown in the preceding table. The ultimate losses may vary materially from the recorded amounts which are our best estimates.

(3)
Accident and health insurance obligations reflect estimated future claim payment amounts net of reinsurance for claims incurred prior to January 1, 2010. The estimate does not include claim payments for claims incurred after December 31, 2009. Estimated claim payment amounts are based on mortality and morbidity assumptions that are consistent with historical experience and are not discounted with interest so will exceed the liabilities recorded in reserves for future claim payments. Due to the significance of the assumptions used the amounts presented could materially differ from actual payments.

(4)	Expected payments to fund investments based on mortgage loans and capital commitments and other related contractual obligations.

(5)
Represents estimated obligations due to contracts and agreements entered into within the ordinary course of business for items classified as an operating lease by ASC 840-20 Accounting for Operating Leases.

(6)
Represents estimated payments for pension benefit obligations for the non-qualified defined benefit pension plan. As such, these payments are funded through continuing operations. A liability has been established for the full amount of benefits accrued as per ASC 715-40 Compensation-Retirement Benefits, including a provision for the effects on the accrued benefits of assumed future salary increases.

(7)
Notes payable are comprised of obligations to third-party lenders, and are collateralized by real-estate owned by the respective entity. The estimated payments due by period for notes payable reflect the contractual maturities of principal and estimated future interest payments. The payment of principal and estimated future interest for the current portion of long-term notes payable are reflected in estimated payments due in less than one year. These are not corporate obligations and the Company’s liability is limited to its investment in the respective venture. See Note 12, Notes Payable, in the Notes to the Consolidated Financial Statements for further explanation.

Off-Balance Sheet Arrangements

We have off-balance sheet arrangements relating to third-party marketing operation bank loans discussed within Note 18, Commitments and Contingencies, in the Notes to the Consolidated Financial Statements. We could be exposed to a liability for these loans which support the cash value of the underlying insurance contracts. However, since the cash value of the life insurance policies is designed to always equal or exceed the balance of the loans, management does not foresee any loss on the guarantees.

Related-Party Transactions

We have various agency, consulting and investment arrangements with individuals and corporations that are considered to be related parties. Each of these arrangements has been reviewed and approved by our Audit Committee. The total amount involved in these arrangements, both individually and in the aggregate, is not material to any segment or to our overall operations.

Investments

We manage our investment portfolio to optimize the rate of return that is commensurate with sound and prudent underwriting practices and maintain a well-diversified portfolio. Our investment operations are governed by various regulatory authorities, including but not limited to, the Texas Department of Insurance or the insurance departments of the states of domicile of our insurance subsidiaries. Investment activity, including the setting of investment policies and defining acceptable risk levels, is subject to review and approval of our Finance Committee, a committee made up of two members of the Board of Directors, senior executives and investment professionals.

Pursuant to our Corporate Bylaws, the Finance Committee is also charged with the duty of supervising all of our investments and loans. The Finance Committee generally meets weekly to review and approve investment activity. The committee operates pursuant to an established, formal Investment Plans and Guidelines adopted by our Board of Directors. Collectively, these provide issuer and geographic concentration limits, investment size limits and other applicable parameters such as loan to value guidelines. No material changes were made to these documents during 2010 or are expected in 2011.

Our insurance and annuity products are primarily supported by investment grade bonds, collateralized mortgage obligations, and commercial mortgage loans. We purchase fixed maturity securities and designate them as either held-to-maturity or available-for-sale as necessary to match our estimated future cash flow needs. We make use of statistical measures such as duration and the modeling of future cash flows using stochastic interest rate scenarios to balance our investment portfolio to match the pricing objectives of our underlying insurance products. As part of our asset-liability management program, we monitor the composition of our fixed maturity securities between held-to-maturity and available-for-sale securities and adjust the concentrations of various investments within the portfolio as investments mature or with the purchase of new investments.

We invest directly in quality commercial mortgage loans when the yield and quality compare favorably with other fixed maturity securities. Investments in individual residential mortgage loans have not been part of our investment portfolio, and we do not anticipate investing in them in the future.

Our strong historic capitalization has enabled us to invest in equity securities and investment real estate where there are opportunities for enhanced returns. We invest in real estate and equity securities based on a risk and reward analysis.

Composition of Invested Assets

The following summarizes the carrying values of our invested assets by asset class (other than investments in unconsolidated affiliates), (in thousands, except percentages):

	Year ended December 31, 2010		Year ended December 31, 2009
	Amount	Percent	Amount	Percent

Bonds held-to-maturity, at amortized cost	$8,513,550	47.5%	$7,461,711	44.9%
Bonds available-for-sale, at fair value	4,123,613	23.0	4,213,550	25.4
Preferred stock, at fair value	36,867	0.2	35,717	0.2
Common stock, at fair value	1,045,888	5.8	934,754	5.6
Mortgage loans at amortized cost	2,679,909	15.0	2,229,659	13.4
Policy loans, at outstanding balance	380,505	2.1	364,354	2.2
Investment real estate, net of depreciation	521,768	2.9	635,110	3.8
Short-term investments	486,206	2.8	636,823	3.9
Other invested assets	119,251	0.7	94,442	0.6

Total Invested Assets	$17,907,557	100.0%	$16,606,120	100.0%

The increase in our total invested assets was a combined result of net purchases, value recovery attributable to stock market gains and spread narrowing in fixed maturity securities.

The decrease in our short-term investments was the result of an increase in long-term investment purchases during the last quarter of 2010 as long-term investment opportunities with appropriate returns became available.

Each of the components of our invested assets is described further in Note 3, Investments; Note 6, Credit Risk Management; and Note 7, Fair Value of Financial Instruments of the Notes to the Consolidated Financial Statements. In addition, net investment income and realized investments gains (losses), before federal income taxes, for the years ended December 31, 2010, 2009, and 2008, are summarized within Note 3, Investments, in the Notes to the Consolidated Financial Statements. Additionally, Note 2, Summary of Significant Accounting Policies and Practices, of the Notes to the Consolidated Financial Statements contains a detailed description of the Company’s methodology for evaluating other-than-temporary impairment losses on its investments.

Investments to Support Our Insurance Business

Bonds- We allocate most of our fixed maturity securities to support our insurance business.

At December 31, 2010, our fixed maturity securities had an estimated fair market value of $13.1 billion, which was $664.6 million (5.3%) above amortized cost. At December 31, 2009, our fixed maturity securities had an estimated fair market value of $11.9 billion, which was $322.3 million (2.8%) above amortized cost. The increase was the result of new purchases to support annuity sales as well as market value increases.

Fixed maturity securities’ estimated fair value, due in one year or less, increased $326.9 million to $685.3 million as of December 31, 2010 from $358.4 million as of December 31, 2009, primarily as a result of approaching maturity dates of long-term bonds.

The following table identifies the total bonds by credit quality rating, using both S&P and Moody’s ratings (in thousands, except percentages):

	December 31, 2010			December 31, 2009
	Amortized	Estimated	% of Fair	Amortized	Estimated	% of Fair
	Cost	Fair Value	Value	Cost	Fair Value	Value

AAA	$1,258,952	$1,311,152	10.0%	$1,357,021	$1,387,783	11.6%
AA	1,289,870	1,343,653	10.2	927,081	967,274	8.1
A	4,551,294	4,848,986	37.0	4,080,455	4,251,937	35.7
BBB	4,613,315	4,871,583	37.2	4,287,623	4,428,359	37.2
BB and below	725,436	728,073	5.6	945,575	884,673	7.4

Total	$12,438,867	$13,103,447	100.0%	$11,597,755	$11,920,026	100.0%

The shifts in our credit quality diversification, including exposure to below investment grade securities, at December 31, 2010 compared to 2009, was primarily the result of purchase transactions and maturities. At 5.6% of our total bond portfolio, the exposure to below investment grade securities is acceptable to management, and we expect this portion of our bond portfolio to decrease as these bonds approach maturity.

Mortgage Loans- We invest in commercial mortgage loans that are diversified by property type and geography. We do not make individual residential mortgage loans. Therefore, we have no direct exposure to sub-prime or Alt A mortgage loans in the mortgage loan portfolio. Generally, mortgage loans are secured by first liens on income-producing real estate with a loan-to-value ratio of up to 75%. Mortgage loans are used as a component of fixed maturity investments that support our insurance liabilities. Mortgage loans held-for-investment are carried at outstanding principal balances, adjusted for any unamortized premium or discount, deferred fees or expenses, net of allowances.

The weighted average coupon yield on the principal funded for mortgage loans was 6.8% and 7.5% for the years ended December 31, 2010 and 2009, respectively.

Equity Securities- As of December 31, 2010, 96.6% of our equity securities are invested in publicly traded (on a national U.S. stock exchange) common stock. The remaining 3.4% of the equity portfolio is invested in publicly traded preferred stock. As of December 31, 2009, $970.5 million, or 5.8% of our invested assets were equity investments. Of these equity securities, 96.3% were invested in publicly traded common stock, and the remaining 3.7% were invested in publicly traded preferred stock. The increase in the fair value of our equity securities during 2010 reflects purchases and market value increases within the portfolio.

We carry our equity portfolio at market value based on quoted market prices obtained from external pricing services. The cost and estimated market value of the equity portfolio are as follows (in thousands):

	Year ended December 31, 2010
		Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value

Common stock	$690,245	$361,048	$(5,405)	$1,045,888
Preferred stock	30,420	6,714	(267)	36,867

Total	$720,665	$367,762	$(5,672)	$1,082,755

	Year ended December 31, 2009
		Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value

Common stock	$683,794	$259,256	$(8,296)	$934,754
Preferred stock	35,359	5,269	(4,911)	35,717

Total	$719,153	$264,525	$(13,207)	$970,471

The relative changes in sector weighting between year ended December 31, 2010 and 2009 are the result of market appreciation. The investment philosophy or diversification goals remain unchanged.

Investment in Real Estate- We invest in commercial real estate with positive cash flows or where appreciation in value is expected. Real estate is owned directly by our insurance companies, through non-insurance affiliates, or through joint ventures. The carrying value of real estate is stated at cost, less accumulated depreciation, and valuation allowance. Depreciation is provided over the estimated useful lives of the properties.

Short-Term Investments- Short-term investments are composed primarily of commercial paper rated A2/P2 or better by Standard & Poor’s and Moody’s, respectively. The amount fluctuates depending on the available long-term investment opportunities and our liquidity needs, including investment-funding commitments.

Policy Loans- Certain life insurance products we offer permit policyholders to borrow funds from us using their policy as collateral. The maximum amount of the policy loan depends upon the policy’s surrender value and the number of years since policy origination. As of December 31, 2010, we had $380.5 million in policy loans with a loan to surrender value of 70.4%. Interest rates on policy loans primarily range from 4.5 % to 8.0% per annum. As of December 31, 2010, the average policy loan interest rate was 6.7%.

Policy loans may be repaid at any time by the policyholder and have priority to any claims on the policy. If the policyholder fails to repay the policy loan, funds are withdrawn from the policy’s death benefits.

Net Investment Income and Realized Gains (Losses)

Net investment income from bonds and mortgage loans used to support our insurance products increased consistently over the period as assets increased because of increases in net annuity sales and increases in policyholder benefits each year. Net investment income in other asset classes (equities and real estate) fluctuated in response to investment decisions based on valuations and financial markets movement.

Mortgage loan interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 90 days past due or when the collection of interest is not considered probable. Loans in foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in net investment income in the period received.

Unrealized Gains and Losses:

The net change in unrealized gains (losses) on marketable securities, as presented in the stockholders’ equity section of the consolidated statements of financial position, was an unrealized gain of $109.0 million in 2010 and an unrealized gain of $383.1 million in 2009.

Fair Value Disclosures

The fair value of individual invested assets is determined by the use of third party pricing services, independent broker quotes and internal valuation methodologies. Below is a summary of the valuation techniques we utilize to measure fair value of the major investment types. There have been no material changes to our fair value methodologies during the year ending December 31, 2010.

As of December 31, 2010, 100% of our common stock investments are considered Level 1 securities with fair values determinable from observable market prices.

We obtained publicly available prices from third-party pricing services for our bond investments. The typical inputs from pricing services include, but are not limited to, reported trades, bids, offers, issuer spreads, cash flow and performance data. These inputs are usually market observable; however, when trading volumes are low or non-existent, the pricing services may adjust these values. The adjustments made to the quoted prices are based on recently reported trades for comparable securities. We perform a periodic analysis of the prices received from the third parties to verify that the price represents a reasonable estimate of fair value. When prices are obtained from third-party services, they are classified as Level 2.

Certain private placement debt securities are priced via independent broker quotes and internal valuation methodologies. The quotations received from the broker may use inputs that are difficult to corroborate with observable market data. Additionally, we only obtain non-binding quotations from the independent brokers. Internal pricing methodologies include inputs such as externally provided credit spreads and internally determined credit ratings. Due to the significant non-observable inputs, these prices determined by the use of independent broker pricing and internal valuation methodologies are classified as Level 3.

The discount rate for the fair value of mortgage loans is determined by the weighted average adjustment of the “spread factor” against the U.S. treasury rates. The spread factor includes an adjustment for quality rating, property type, geographic distribution and payment status (current, delinquent, in process of foreclosure) of each loan. Management performs periodic reviews and weighs each adjustment to calculate the spread factor based on the current economic environment and lending practices.

All mortgage loan investments are classified as Level 2. Mortgage loan pricing is evaluated for consistency with our knowledge of the current market environment to ensure amounts are reflective of fair value.

ITEM 7A.	QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We hold a diversified portfolio of investments that includes cash and cash equivalents, bonds, preferred stocks, common stocks, mortgage loans, policy loans, and real estate. Our investments are subject to various market risks including interest rate risk, credit risk and risk of changes in equity prices. Adverse changes to these rates and prices may occur due to changes in the liquidity of a market or market segment, or to changes in market perceptions of credit worthiness or risk tolerance.

Our management and culture is generally risk averse and emphasizes risk management throughout all our operations. The active management of market risk is integral to our results of operations. A key component of our risk management program is our ALM Committee. The ALM committee, under the direction of the Chief Corporate Risk Management Officer, monitors the level of risk to which we are exposed in managing our assets and liabilities in order to attain the desired risk-return profile. A significant aspect of this risk management involves our managing the link between the characteristics of our investments and the anticipated policy obligations and liabilities, a process commonly referred to as asset-liability management. Among other things, this includes maintaining adequate reserves, monitoring claims experience, managing interest rate spreads and protecting against disintermediation risk for life insurance and annuity products. As part of our risk management procedures, we also manage exposure concentrations, deductibles and reinsurance for property and casualty products.

As a part of the ALM process, we establish target asset portfolios for each major insurance product, which represent the investment strategies used to profitably fund our liabilities within acceptable levels of risk. We monitor these strategies through regular review of portfolio metrics, such as effective duration, yield curve sensitivity, convexity, liquidity, asset sector concentration and credit quality. In executing these asset-liability management strategies, we regularly reevaluate the estimates used in determining the approximate amounts and timing of payments to or on behalf of policyholders for insurance liabilities. Many of these estimates are inherently subjective and could impact our ability to achieve our asset-liability management goals and objectives.

In addition to our ALM Committee, we have expanded enterprise risk management to help identify, prioritize and manage various risks including market risk. Under the leadership of our Chief Corporate Risk Management Officer and with the support of our Board of Directors, we have developed an approach and focused our efforts on the principles of enterprise risk management, including:

•	Designing an approach to identify potential risks and events that may affect the entity;

•	Managing risks within our risk profile; and

•	Providing reasonable assurance regarding the achievement of our strategic objectives.

We expect these ongoing enterprise risk management efforts will expand the management tools used to ensure the efficient allocation of capital and will enhance the measurement of possible diversification benefits across business segments and risk classes.

Interest Rate Risk

The primary market risk to the investment portfolio is the interest rate risk associated with investments in fixed maturity securities. Interest rate risk is the risk that the value of our interest-sensitive assets or liabilities will change with changes in market interest rates. Fixed maturity securities represent a significant portion (70.5% as of December 31, 2010) of our investment portfolio. Our exposure to interest rate risk relates to the market price or cash flow variability associated with the changes in market interest rates. Our exposure to cash flow changes is discussed further in the Liquidity and Capital Resources sections of the MD&A. The fair market value of these fixed maturity securities are inversely related to changes in market interest rates. As interest rates fall, the coupon and dividend streams of existing fixed rate investments become more valuable as market values of the fixed maturity security rises. As interest rates rise the inverse occurs and the market value of fixed maturity securities fall. We utilize our ALM Committee as the primary tool to monitor interest rate risk. The carrying value of our investment portfolio as of December 31, 2010, 2009 and 2008 was $17.9 billion, $16.6 billion and $14.5 billion, respectively; of which 47.5% at year-end 2010 was invested in held-to-maturity bonds, 23.0% was invested in available for-sale bonds, and the remaining amounts were invested primarily in equity securities, mortgage loans, policy loans, real estate and short term investments. Detailed information regarding the carrying values of our investment portfolio can be found in the Investments section of the MD&A.

The interest rate exposure for our investments in mortgage loans is a component of our interest rate risk. As of December 31, 2010, these mortgage loans have fixed rates from 5.2% to 12.0%. Most of the mortgage loan contracts require periodic payments of both principal and interest, and have amortization periods of three years to thirty years.

Market interest rate changes have a direct impact on the value of our available-for-sale bonds. At December 31, 2010, we had a net unrealized gain of $198.3 million compared to a net unrealized investment gain of $77.5 and a net unrealized loss of $438.8 million at December 31, 2009 and 2008, respectively. These changes were primarily the result of significant improvement in the credit markets during those years. Information regarding our unrealized gains or losses is disclosed in Part II Item 8 Financial Statements and Supplementary Data – Note 3 – Investments.

Interest Rate sensitivity analysis: The table below shows the estimated sensitivity of our fixed maturity investments to increases and decreases in interest rates and the pre-tax change in market value resulting from such changes (in thousands):

	Increase/(Decrease) in Market Value Given an Interest rate
	Increase/(Decrease) of X Basis Points
	(100)	(50)	50	100

Year ended December 31, 2010
Investment portfolio	$529,510	$263,245	$(261,875)	$(520,447)

Year ended December 31, 2009
Investment portfolio	$489,843	$245,091	$(245,733)	$(489,148)

Actual results could differ materially from the amounts noted above due to the assumptions and estimates used in calculating the analysis above. Our interest rate sensitivity analysis was calculated assuming instantaneous, one time parallel shifts in the corresponding year-end U.S. Treasury yield curves of +/-100bps, and +/-50bps. All other variables were assumed to remain constant. Therefore, these calculations may not fully reflect any prepayment to the portfolio, changes in corporate spreads or non-parallel changes in interest rates.

In addition to our fixed maturity securities being subject to interest-rate risk, we also have liabilities that are sensitive to interest-rate risk. These liabilities include annuities and interest-sensitive insurance contracts, which have the same type of interest rate exposure as our fixed maturity securities.

We employ a combination of product design, pricing and ALM strategies to reduce the adverse effects of interest rate movements on these liabilities. Product design and pricing strategies include the use of surrender charges or restrictions on withdrawals in some products. ALM strategies include the use of derivatives to hedge equity-indexed annuity value changes, the purchase of securities structured to protect against prepayments, prepayment restrictions or fees on mortgage loans, and consistent monitoring of the pricing of our products in order to better match the duration of the assets and liabilities.

In addition to interest rate fluctuations impacting our assets and liabilities, we are also exposed to disintermediation risk. Disintermediation risk refers to the risk that interest rates will rise and policy loans and surrenders will increase, or that maturing policies will not renew at anticipated rates of renewal. This risk manifests itself when, due to rapid changes in interest rates, policyholders move their assets into new products offering higher rates. We may then have to sell assets earlier than anticipated to pay for these withdrawals. Our life insurance and annuity product designs, underwriting standards and risk management techniques are utilized to minimize or mitigate disintermediation risk and greater than expected mortality and morbidity risks. We strive to mitigate disintermediation risk through the use of surrender charges, certain provisions prohibiting the surrender of a policy, and market value adjustment features. Investment guidelines, including duration targets, asset allocation tolerances and return objectives, help to ensure that disintermediation risk is managed within the constraints of profitability criteria. Prudent underwriting is applied to select and price insurance risks, and we regularly monitor claims experience relative to our product pricing assumptions. Implementation of disciplined claims management serves to further protect against fraudulent and unjustified claims activity.

Credit Risk

We are exposed to credit risk. Credit risk is the level of certainty that an issuer or borrower will honor its obligation under the terms of a security or loan. Our insurance and annuity products are primarily supported by investments in fixed maturity securities, which primarily include investment grade bonds and collateralized mortgage loans. Information regarding the credit quality of our fixed maturity securities can be found in the Bonds discussion in the Investments section of the MD&A.

To manage credit risk, we have an established, formal Investment Plan approved by our Board of Directors. Collectively, these documents provide issuer and geographic concentration limits, investment size limits and other applicable parameters such as loan to value guidelines. Investment activity, including the setting of investment policies and defining acceptable risk levels, is subject to review and approval of our Finance Committee.

We are also exposed to credit risk because of our purchases of reinsurance. We manage our underwriting risk exposures by following the industry practice of reinsuring portions of our insurance risks. We purchase reinsurance from several providers and are not dependent on any single reinsurer. While we believe these reinsurance providers are reputable and have the financial strength to meet their obligations, our reinsurance program does result in us being subject to credit risk of default of the reinsurer. Reinsurance does not eliminate our liability to pay our policyholders, and we remain primarily liable to our policyholders for the risks we insure.

Equity Risk

Equity risk is the risk that we will incur losses due to adverse changes in the general levels of the equity investment markets or in the levels of specific investments within the investment portfolio. At December 31, 2010, we held approximately $1.1 billion of equity investments, which had equity risk. Our exposure to the equity markets is managed by sector and is intended to track the Standard & Poor’s 500 Index (“S&P 500”) with minor variations. We continue to mitigate our equity risk by diversification of the overall investment portfolio and through prudent investing activities in the equity markets.

Changes in Accounting Principles

Refer to Part II Item 8, Financial Statements and Supplementary Data - Note 2, Summary of Significant Accounting Policies and Practices, for a discussion on recently issued accounting pronouncements not yet adopted.

Item 8.                      FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
American National Insurance Company:

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in equity, comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2010. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I to V. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in note 2 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of debt securities as of April 1, 2009 due to the adoption of new FASB guidance.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), American National Insurance Company’s internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 2, 2011, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ KPMG LLP

Houston, Texas
March 2, 2011

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
American National Insurance Company:

We have audited American National Insurance Company’s (the Company) internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, American National Insurance Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2010, based on criteria established in Internal Control – Integrated Framework issued by COSO.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of financial position of American National Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the related consolidated statements of operations, changes in equity, comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2010, and our report dated March 2, 2011 expressed an unqualified opinion on those consolidated financial statements.

/s/ KPMG LLP

Houston, Texas
March 2, 2011

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share data)

	Years ended December 31,
	2010	2009	2008
PREMIUMS AND OTHER REVENUE
Premiums
Life	$282,160	$284,530	$299,338
Annuity	174,193	220,284	116,248
Accident and health	263,294	309,701	290,883
Property and casualty	1,158,261	1,159,509	1,182,026
Other policy revenues	185,805	179,504	174,899
Net investment income	911,915	839,777	795,442
Realized investments gains (losses)	79,728	5,248	(13,483)
Other-than-temporary impairments	(5,666)	(79,103)	(365,551)
Other income	17,398	19,000	22,777

Total revenues	3,067,088	2,938,450	2,502,579

BENEFITS, LOSSES AND EXPENSES
Policy Benefits
Life	294,177	297,719	296,078
Annuity	205,948	249,709	142,867
Accident and health	184,554	239,407	223,055
Property and casualty	923,736	923,064	939,854
Interest credited to policy account balances	393,119	370,563	299,833
Commissions for acquiring and servicing policies	448,880	459,943	475,345
Other operating costs and expenses	454,146	471,920	493,907
Change in deferred policy acquisition costs	(40,095)	(63,611)	(67,439)

Total benefits, losses and expenses	2,864,465	2,948,714	2,803,500

Income (loss) from continuing operations before federal income tax, and equity in earnings of unconsolidated affiliates	202,623	(10,264)	(300,921)
Provision (benefit) for federal income taxes
Current	58,946	(14,203)	(35,016)
Deferred	(3,738)	(16,825)	(87,378)

Total provision (benefit) for federal income taxes	55,208	(31,028)	(122,394)

Equity in earnings (losses) of unconsolidated affiliates, net of tax	(3,169)	(4,216)	4,965

Income (loss) from continuing operations	144,246	16,548	(173,562)
Income (loss) from discontinued operations, net of tax (See Note 19)	(1,275)	(1,381)	19,533

Net income (loss)	142,971	15,167	(154,029)

Less: Net loss attributable to noncontrolling interest	(1,055)	(458)	(31)

Net income (loss) attributable to American National Insurance Company and Subsidiaries	$144,026	$15,625	$(153,998)

Amounts available to American National Insurance Company common stockholders
Earnings (loss) per share:
Basic	$5.42	$0.59	$(5.82)
Diluted	5.40	0.59	(5.82)

Weighted average common shares outstanding	26,559,035	26,528,832	26,479,832
Weighted average common shares outstanding and dilutive potential common shares	26,687,158	26,597,476	26,479,832
See accompanying notes to the consolidated financial statements.
AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(in thousands, except for share and per share data)

	December 31,
	2010	2009
ASSETS
Investments, other than investments in unconsolidated affiliates
Fixed maturity securities:
Bonds held-to-maturity	$8,513,550	$7,461,711
Bonds available-for-sale	4,123,613	4,213,550
Equity securities:
Preferred stocks	36,867	35,717
Common stocks	1,045,888	934,754
Mortgage loans on real estate, net of allowance	2,679,909	2,229,659
Policy loans	380,505	364,354
Investment real estate, net of accumulated depreciation of $202,111 and $209,115	521,768	635,110
Short-term investments	486,206	636,823
Other invested assets	119,251	94,442

Total investments	17,907,557	16,606,120

Cash and cash equivalents	101,449	161,483
Investments in unconsolidated affiliates	195,472	156,809
Accrued investment income	201,286	191,737
Reinsurance ceded receivables	355,188	371,654
Prepaid reinsurance premiums	41,198	53,545
Premiums due and other receivables	287,184	282,865
Deferred policy acquisition costs	1,318,426	1,330,981
Property and equipment, net	77,974	88,705
Current federal income taxes	7,764	29,474
Deferred federal income taxes	—	5,034
Other assets	138,978	152,722
Separate account assets	780,563	718,378

Total assets	$21,413,039	$20,149,507

LIABILITIES
Policyholder funds
Future policy benefits:
Life	$2,539,334	$2,485,886
Annuity	865,480	783,065
Accident and health	81,266	88,545
Policy account balances	10,475,159	9,567,860
Policy and contract claims	1,298,457	1,302,653
Participating policyholder share	177,794	162,794
Other policyholder funds	889,446	919,864

Total policyholder liabilities	16,326,936	15,310,667

Liability for retirement benefits	187,453	180,909
Current portion of long-term notes payable	47,632	34,297
Long-term notes payable	12,508	39,545
Deferred federal income taxes	53,737	—
Other liabilities	368,332	393,302
Separate account liabilities	780,563	718,378

Total liabilities	17,777,161	16,677,098

STOCKHOLDERS’ EQUITY
Common stock, $1.00 par value, — Authorized 50,000,000 Issued 30,832,449, Outstanding 26,820,977 shares	30,832	30,832
Additional paid-in capital	15,190	11,986
Accumulated other comprehensive income	225,212	117,649
Retained earnings	3,459,911	3,398,492
Treasury stock, at cost	(98,494)	(98,505)

Total American National stockholders’ equity	3,632,651	3,460,454
Noncontrolling interest	3,227	11,955

Total stockholders’ equity	3,635,878	3,472,409

Total liabilities and stockholders’ equity	$21,413,039	$20,149,507

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
(in thousands, except for per share data)

	Years ended December 31,
	2010	2009	2008

Common Stock
Balance at beginning and end of the year	$30,832	$30,832	$30,832

Additional Paid-In Capital
Balance as of January 1,	11,986	7,552	6,080
Issuance of treasury shares as restricted stock	(11)	179	(1,139)
Tax benefit on excess restricted stock	—	439	—
Amortization of restricted stock	3,215	3,816	2,611

Balance as of December 31,	15,190	11,986	7,552

Accumulated Other Comprehensive Income
Balance as of January 1,	117,649	(221,148)	145,972
Change in unrealized gain (loss) on available-for-sale securities, net	109,006	383,098	(331,828)
Cumulative adjustment for accounting change on other-than-temporary impairments on debt securities	—	(50,411)	—
Foreign exchange adjustments	276	664	(247)
Defined benefit plans adjustment	(1,719)	5,446	(35,045)

Balance as of December 31,	225,212	117,649	(221,148)

Retained Earnings
Balance as of January 1,	3,398,492	3,414,946	3,653,365
Net income (loss) attributable to American National Insurance Company and Subsidiaries	144,026	15,625	(153,998)
Cash dividends to common stockholders ($3.08 per share)	(82,607)	(82,490)	(82,651)
Effect of ASC 715 change in measurement date	—	—	(1,770)
Cumulative adjustment for accounting change on other-than-temporary impairments on fixed maturity securities	—	50,411	—

Balance as of December 31,	3,459,911	3,398,492	3,414,946

Treasury Stock
Balance as of January 1,	(98,505)	(98,326)	(99,465)
Net issuance of restricted stock	11	(179)	1,139

Balance as of December 31,	(98,494)	(98,505)	(98,326)

Noncontrolling Interest
Balance as of January 1,	11,955	8,377	4,539
Contributions	466	4,392	4,279
Distributions	(278)	(109)	(427)
Loss attributable to noncontrolling interest	(1,623)	(705)	(14)
Effect of ASU 2009-17 implementation	(7,293)	—	—

Balance as of December 31,	3,227	11,955	8,377

Total Equity
Balance as of December 31,	$3,635,878	$3,472,409	$3,142,233

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(In thousands)

	Years ended December 31,
	2010	2009	2008

Net income (loss) attributable to American National Insurance Company and Subsidiaries	$144,026	$15,625	$(153,998)

Other comprehensive income (loss), net of tax
Change in unrealized gain (loss) on available-for-sale securities, net	109,006	383,098	(331,828)
Foreign exchange adjustments	276	664	(247)
Defined benefit plans adjustment	(1,719)	5,446	(35,045)

Total other comprehensive income (loss)	107,563	389,208	(367,120)

Total comprehensive income (loss) attributable to American National Insurance Company and Subsidiaries	$251,589	$404,833	$(521,118)

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years Ended December 31,
	2010	2009	2008
OPERATING ACTIVITIES
Net income (loss) attributable to American National Insurance Company and Subsidiaries	$144,026	$15,625	$(153,998)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized (gains) losses on investments	(79,575)	(3,406)	14,158
Other-than-temporary impairments	5,666	79,103	365,551
Amortization of discounts and premiums on bonds	19,463	16,215	16,654
Net capitalized interest on policy loans and mortgage loans	(30,310)	(27,881)	3,511
Depreciation	40,017	44,744	26,496
Interest credited to policy account balances	393,119	370,563	299,833
Charges to policy account balances	(185,805)	(173,360)	(191,238)
Deferred federal income tax benefit	(3,738)	(16,825)	(87,378)
Deferral of policy acquisition costs	(481,600)	(477,417)	(491,342)
Amortization of deferred policy acquisition costs	441,505	413,806	424,005
Equity in (earnings) losses of unconsolidated affiliates	4,875	6,488	(7,639)
Changes in:
Policyholder funds liabilities	101,615	32,629	88,908
Reinsurance ceded receivables	16,466	111,192	(44,780)
Premiums due and other receivables	(4,319)	42,154	(38,419)
Accrued investment income	(9,549)	(6,936)	(1,952)
Current federal income tax liability/recoverable	21,710	38,853	(65,182)
Liability for retirement benefits	6,544	(3,215)	6,018
Prepaid reinsurance premiums	12,347	7,888	5,339
Other, net	(11,486)	21,170	3,136

Net cash provided by operating activities	400,971	491,390	171,681

INVESTING ACTIVITIES
Proceeds from sales of:
Bonds	283,124	82,861	6,353
Equity securities	166,923	182,871	129,270
Real estate	30,412	4,837	4,500
Mortgage loans	—	—	2,294
Other invested assets	22,550	1,806	9,896
Disposals of property and equipment	1,602	1,608	1,380
Distributions from unconsolidated affiliates	10,920	11,310	12,332
Proceeds from maturities/redemption of:
Bonds	1,051,197	835,722	850,081
Equity securities	1,556	—	—
Principal payments received on:
Mortgage loans	151,828	116,365	144,497
Policy loans	49,599	45,591	9,459
Purchases of investments:
Bonds	(2,160,997)	(1,538,440)	(1,270,774)
Equity securities	(146,488)	(53,758)	(290,979)
Real estate	(26,842)	(127,281)	(78,119)
Mortgage loans	(536,830)	(477,275)	(520,426)
Policy loans	(41,749)	(32,129)	(20,447)
Other invested assets	(44,867)	(31,572)	(21,795)
Additions to property and equipment	(9,359)	(13,178)	(25,024)
Contributions to unconsolidated affiliates	(36,083)	(20,042)	(38,514)
Change in short-term investments	150,617	(341,653)	403,092
Other, net	2,075	(256)	2,483

Net cash used in investing activities	(1,080,812)	(1,352,613)	(690,441)

FINANCING ACTIVITIES
Policyholders’ deposits to policy account balances	1,722,505	2,268,201	1,996,836
Policyholders’ withdrawals from policy account balances	(1,022,520)	(1,191,021)	(1,446,521)
Change in notes payable	2,429	(38,080)	(16,877)
Dividends to stockholders	(82,607)	(82,490)	(82,651)

Net cash provided by financing activities	619,807	956,610	450,787

NET INCREASE (DECREASE) IN CASH	(60,034)	95,387	(67,973)
Cash:
Beginning of the year	161,483	66,096	134,069

End of year	$101,449	$161,483	$66,096

See accompanying notes to the consolidated financial statements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American National Insurance Company and its consolidated subsidiaries (collectively “American National”) operate primarily in the insurance industry. Operating on a multiple product line basis, American National offers a broad line of insurance coverage, including individual and group life insurance, health insurance, annuities, and property and casualty insurance. In addition, through non-insurance subsidiaries, American National invests in stocks and real estate. The majority of revenues are generated by the insurance business. Business is conducted in all states and the District of Columbia, as well as Puerto Rico, Guam and American Samoa. Various distribution systems are utilized, including multiple-line exclusive agents, independent agents, third-party marketing organizations, career agents, and direct sales to the public.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) and the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) regarding financial reporting.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are reported in U.S. currency. All material intercompany transactions with consolidated entities have been eliminated.

American National consolidates all entities that are wholly-owned and those in which they own less than 100% but control, as well as any variable interest entities in which they are the primary beneficiary.

Certain amounts in prior years have been reclassified to conform to current year presentation.

USE OF ESTIMATES

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported consolidated financial statement balances. Actual results could differ from those estimates. The following estimates have been identified as critical in that they involve a high degree of judgment and are subject to a significant degree of variability:

•	Other-than-temporary impairment (“OTTI”);

•	Deferred policy acquisition costs;

•	Reserves;

•	Reinsurance;

•	Pension and postretirement benefit plans;

•	Litigation contingencies; and

•	Federal income taxes.

Accounting estimates inherently require the use of judgments relating to a variety of assumptions; in particular, expectations of current and future mortality, morbidity, persistency, losses and loss adjustment expenses, recoverability of receivables, investment returns and interest rates. In developing these estimates, we make subjective and complex judgments that are inherently uncertain and subject to material changes as facts and circumstances develop. Although variability is inherent in these estimates, management believes that the amounts provided are appropriate, based upon the facts available upon compilation of the consolidated financial statements. Due to the inherent uncertainty when using assumptions and estimates, the effect of certain accounting policies under different conditions or assumptions could be different from those reported in the consolidated financial statements.

INVESTMENTS

Fixed maturity securities

Bonds that are classified as held-to-maturity are carried at amortized cost. The carrying value of these debt securities is expected to be realized, due to American National’s ability and intent to hold these securities until maturity or market recovery. Bonds classified as available-for-sale are carried at fair value.

Equity Securities

All common and preferred stocks are classified as available-for-sale and are carried at fair value.

Unrealized gains and losses

For all investments carried at fair value (excluding derivative instruments), the unrealized gains or losses (differences between cost and fair value), net of applicable federal income taxes, are reflected in stockholders’ equity as a component of accumulated other comprehensive income (loss).

Mortgage loans

Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income. Loans are considered to be impaired when it is probable that, based upon current information and events, American National will be unable to collect all amounts due under the contractual terms of the loan agreement. Based on the facts and circumstances of the individual loans being impaired, loan specific valuation allowances are established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan’s original effective interest rate, or (ii) the estimated fair value of the loan’s underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent. American National also establishes allowances for loan losses for groups of loans with similar characteristics, such as mortgage loans based on similar property types, when, based on past experience, it is probable that a credit event has occurred and the amount of the loss can be reasonably estimated. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate. However, interest ceases to accrue for loans on which interest is generally more than 90 days past due and/or when the collection of interest is not considered probable.  Income on past due loans is reported on cash basis.  Cash receipts on such impaired loans are recorded as a reduction of principal, interest income, expense reimbursement or other manner in accordance with the loan agreement. Gains and losses from the sale of loans and changes in valuation allowances are reported in “Realized investment gains (losses)” in the consolidated statements of operations.

Policy loans

Policy loans are carried at cost, which approximates fair value.

Investment real estate

Real estate investments, including related improvements, are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 15 to 50 years). Rental income is recognized on a straight-line basis over the term of the respective leases. American National classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs. Real estate is not depreciated while it is classified as held-for-sale. American National periodically reviews its real estate investments for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in “Realized investment gains (losses)” in the consolidated statements of operations. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks as well as other appraisal methods. Real estate acquired upon foreclosure is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

Real Estate Joint Ventures and Other Limited Partnership Interests

American National uses the equity method of accounting for investments in real estate joint ventures and other limited partnership interests consisting of private equity funds in which it has more than a minor interest or more than a minor influence over the joint ventures or partnership’s operations, but it does not have a controlling interest and is not the primary beneficiary. For certain joint ventures American National records its share of earnings using a three-month lag methodology for all instances where the timely financial information is available and the contractual right exists to receive such financial information. In addition to the investees performing regular evaluations for the impairment of underlying investments, American National routinely evaluates its investments in real estate joint ventures and other limited partnerships for impairments. American National considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether impairment has occurred. When an OTTI is deemed to have occurred, American National records a realized capital loss within “Equity in earnings (losses) of unconsolidated affiliates” to record the investment at its estimated fair value.

Short-term investments

Short-term investments, comprised of commercial paper, are carried at amortized cost, which approximates fair value.

Other invested assets

Other invested assets, comprised primarily of tax credit partnerships, CAPCO investments and mineral rights, are carried at cost, less allowance for depletion, where applicable. Other invested assets also includes derivative investments (equity-indexed options) which are carried at fair value. Impairments for other invested assets are considered on an individual basis.

Impairments

An OTTI has occurred for a fixed maturity security in an unrealized loss position when American National either (a) has the intent to sell the fixed maturity security or (b) it is more-likely-than-not that it will be required to sell the fixed maturity security before its anticipated recovery of its amortized costs basis. If either criterion is met, an OTTI is recognized in earnings in the amount of the amortized cost basis of the fixed maturity security in excess of its fair value, as of the impairment measurement date.

For all fixed maturity securities in unrealized loss positions which American National does not intend to sell and for which it is not more-likely-than-not that it will be required to sell before its anticipated recovery, American National assesses whether the amortized cost basis of the fixed maturity security will be recovered by comparing the net present value of cash flows expected to be collected from the fixed maturity security with its amortized cost basis. Management estimates cash flows expected to be collected from the fixed maturity security using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security. The net present value of cash flows expected to be collected from the fixed maturity security is calculated by discounting management’s best estimate of cash flows expected to be collected on the fixed maturity security at the effective interest rate implicit in the fixed maturity security when acquired. If the net present value of the cash flows expected to be collected from the fixed maturity security is less than the amortized cost basis of the fixed maturity security, an OTTI has occurred in the form of a credit loss. The credit loss is recognized in earnings in the amount of excess amortized cost over the net present value of the cash flows expected to be collected from the fixed maturity security. If the fair value of the fixed maturity security is less than its net present value of the cash flows expected to be collected from the fixed maturity security at the impairment measurement date, a non-credit loss exists which is recorded in other comprehensive income (loss) in the amount of the fair value of the fixed maturity security that is less than the net present value of the cash flows expected to be collected from the fixed maturity security.

After the recognition of an OTTI, the fixed maturity security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to its previous amortized cost basis less the related OTTI recognized in earnings. The new amortized cost basis of an other-than-temporary impaired security is not adjusted for subsequent increases in estimated fair value. Should there be a significant increase in the estimate of cash flows expected to be collected from a previously impaired fixed maturity security, the increase would be accounted for prospectively by accreting it as interest income over the remaining life of the fixed maturity security.

All equity securities, real estate and other invested assets are regularly reviewed for other-than-temporary impairment based on criteria that include the extent to which cost exceeds fair value, the duration of the market decline, and the financial health of and specific prospects for the issuer, borrower, or tenants. Unrealized losses that are determined to be other-than-temporary are recognized in current period income as a realized loss.

Derivative instruments and hedging activities

American National purchases derivative instruments as hedges of a recognized asset or liability, which are recorded on the consolidated statements of financial position at fair value. The change in fair value of derivative assets is reported as “Net investment income” in the consolidated statements of operations. The change in fair value of embedded derivative liabilities is reported through “Interest credited to policy account balances” in the consolidated statements of operations. Derivative instruments held at December 31, 2010 and 2009 had an immaterial impact on the consolidated statements of operations and consolidated statements of cash flows.

American National does not apply hedge accounting treatment to its hedging activities.

Investments in unconsolidated affiliates

These assets are primarily investments in real estate and equity fund joint ventures, and are accounted for under the equity method of accounting.

CASH AND CASH EQUIVALENTS

American National considers cash on-hand and in banks plus amounts invested in money market funds as cash and cash equivalents for purposes of the consolidated statements of financial position and consolidated statements of cash flows.

PROPERTY AND EQUIPMENT

These assets consist of buildings occupied by American National, electronic data processing equipment, and furniture and equipment. These assets are carried at cost, less accumulated depreciation. Depreciation is provided using straight-line and accelerated methods that are allowed under GAAP over the estimated useful lives of the assets (3 to 50 years).

FOREIGN CURRENCIES

Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the report date. Revenues and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are charged or credited to “Accumulated other comprehensive income (loss)” in the consolidated statements of financial position.

INSURANCE SPECIFIC ASSETS AND LIABILITIES

Deferred policy acquisition costs

Deferred policy acquisition costs (“DAC”) represent the costs that vary with and are related primarily to the acquisition of new and renewal insurance and annuity contracts. Significant costs are incurred in connection with acquiring insurance business, including commissions and certain other expenses.  The deferred costs are recorded and reported as “deferred policy acquisition costs” in the asset section of the consolidated statements of financial position. The deferred costs are subsequently amortized over the lives of the underlying contracts in relation to the anticipated emergence of premiums, gross margins, or gross profits, depending on the type of product.

The DAC on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of DAC is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.

Costs deferred on universal life, limited pay and investment-type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect on the DAC that would result from realization of unrealized gains (losses) is recognized with an offset to “Accumulated other comprehensive income (loss)” in the consolidated statements of financial position as of the reporting date. It is possible that a change in interest rates could have a significant impact on the DAC calculated for these contracts.

DAC associated with property and casualty insurance business consists principally of commissions, underwriting and issue costs. These deferred costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.

For short-duration and long-duration contracts, DAC is grouped consistent with the manner in which insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is not anticipated in assessing the recoverability of DAC for short-duration contract.

Future policy benefits

For traditional products, liabilities for future policy benefits have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on the American National’s experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions the estimates are revised for current and future issues.

Future policy benefits for universal life and investment-type contracts reflect the current account value before applicable surrender charges.

Reinsurance

In the normal course of business, American National participates in reinsurance to limit its exposure to loss on any single insured and to provide additional capacity for future growth. Reinsurance ceded receivable includes amounts owed to American National in respect of paid and unpaid ceded losses and loss expenses, and presented net of a reserve for non-recoverability.

Recoveries on our gross ultimate losses are generally determined by review of individual large claims as well as by estimating the ceded portion of incurred but not reported (“IBNR”) using assumed distribution of claim loss by percentage retained. The most significant assumption used is the average size of the individual losses for those claims that have occurred but have not yet been recorded. The reinsurance ceded receivable is based on what American National believes are reasonable estimates. However, the ultimate amount of the reinsurance ceded receivable is not known until all losses are settled. Refer to Note 11 further information.

Reserves for losses and loss expenses

American National establishes property and casualty reserves to provide for the estimated costs of paying claims. These reserves include estimates for both case reserves and reserves for IBNR claims. Case reserves include the liability for claims that were reported to American National, but not yet paid. IBNR reserves include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future as well as claims which have been incurred but not yet reported to American National. These reserves also include an estimate of the expense associated with settling claims, including legal and other fees and the general expenses of administering the claims adjustment process.

PREMIUM REVENUE AND POLICY BENEFITS

Traditional ordinary life and health

Life and accident and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the policy contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of DAC.

Annuities

Single premium immediate annuity premiums are recognized as revenue when due. Deferred annuity premiums are not recognized as revenue.  Instead, revenues from deferred annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policy account balances for deferred annuities represent the deposits received plus accumulated interest less withdrawals and applicable accumulated administrative fees.

Universal life and single premium whole life

Revenues from universal life policies and single premium whole life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid and earned policy service fees. Policyholder account balances consist of the premiums received and credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of account balances returned to policyholders.

Property and casualty

Property and casualty premiums are recognized as revenue proportionately over the contract period, net of reinsurance ceded. Policy benefits consist of actual claims paid and the change in reserves for losses and loss adjustment expenses, net of reinsurance received and recoverable.

PARTICIPATING INSURANCE POLICIES

A portion of the life insurance portfolio is written on a participating basis. Participating business comprised approximately 9.3% of the life insurance in-force at December 31, 2010 and 12.6% of life premiums in 2010. Of the total participating business, 74.8% was written by Farm Family Life Insurance Company (“Farm Family Life”). For the participating business excluding Farm Family Life, the allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums.

For the Farm Family Life participating business, profits earned on participating business are reserved for the payment of dividends to policyholders, except for the stockholders’ share of profits on participating policies, which is limited to the greater of 10% of the profit on participating business, or 50 cents per thousand dollars of the face amount of participating life insurance in-force. Participating policyholders’ interest includes the accumulated net income from participating policies reserved for payment to such policyholders in the form of dividends (less net income allocated to stockholders as indicated above) as well as a pro rata portion of unrealized investment gains (losses), net of tax.

FEDERAL INCOME TAXES

American National and its eligible subsidiaries will file a consolidated life and non-life federal income tax return for 2010. Certain subsidiaries that are consolidated for financial reporting are not eligible to be included in the consolidated federal income tax return. Separate provisions for income taxes have been determined for these entities.

Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

American National recognizes tax benefits on uncertain tax positions only if it is “more-likely-than-not” that the tax position will be sustained by taxing authorities, based on the technical merits of the position. Tax benefits recognized in the consolidated financial statements are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. Tax benefits not meeting the “more-likely-than-not” threshold, if applicable, are included with “Other liabilities” in the consolidated statements of financial position.

Interest expense and penalties, if applicable, are classified as “Other operating costs and expenses” in the consolidated statements of operations.

PENSION AND POSTRETIREMENT BENEFIT PLANS

American National maintains one open qualified defined benefit pension plan and one qualified defined benefit pension plan that is closed to new participants. In addition, they also sponsor three non-qualified defined benefit pension plans that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits for certain key executives. American National also provides certain health and life insurance benefits to qualified current and former employees. American National recognizes the funded status of defined benefit pension and other postretirement benefit plans, on the consolidated statements of financial position.

The pension benefit and postretirement benefit obligations and related costs for all plans are calculated using actuarial concepts in accordance with the relevant GAAP pronouncements. Two key assumptions, the discount rate and the expected return on plan assets, are important elements of expense and/or liability measurement. American National evaluates these key assumptions annually. Other assumptions involve demographic factors such as retirement age, mortality, turnover and rate of compensation increases.

American National uses a discount rate to determine the present value of future benefits on the measurement date. The guideline for setting this rate is a high-quality long-term corporate bond rate. A higher discount rate decreases the present value of benefit obligations and decreases pension expense. To determine the expected long-term rate of return on plan assets, a building-block method is used. The expected rate of return on each asset is broken down into three components: (1) inflation, (2) the real risk-free rate of return (i.e., the long-term estimate of future returns on default-free U.S. government securities), and (3) the risk premium for each asset class (i.e., the expected return in excess of the risk-free rate). Using this approach, the precise expected return derived will fluctuate somewhat from year to year; however, it is American National’s policy to hold this long-term assumption relatively constant.

The assumptions used in the measurement of the pension benefit obligations for 2010 and 2009 include: the discount rate, long-term rate of return, and rate of compensation increase. For further information, refer to Note 17.

STOCK-BASED COMPENSATION

Stock Appreciation Rights

American National awards stock appreciation rights (“SARs”) to certain executive officers. Upon the exercise of a vested SAR, a holder would be entitled to receive cash payment in an amount equal to the excess of the market value of a share of stock on the exercise date over the market value of a share of stock on the grant date, multiplied times the number of SARs exercised. The compensation cost accrued related to the SAR award is included in “Other liabilities” in the consolidated statements of financial position. SARs vest over five years and will expire five years from the date of vesting.

The measurement of the liability and compensation cost is based on the fair value of the awards and is remeasured each reporting period through the date of settlement. American National estimates the SAR’s fair value using the Black-Scholes-Merton option-pricing model. The key assumptions used in the model include: the stock price on the date of grant, the stock price on the date of remeasurement, expected life of the SARs and the risk-free rate of return. The compensation cost is amortized over the vesting period of the award based on the proportionate amount of the period vested.

Restricted Stock Units

American National grants restricted stock units (“RSU”) awards to certain executive officers. RSUs generally vest over two years from the date of grant and are then converted to American National’s common stock on a one for one basis. The compensation cost accrued related to the RSU award is included in “Additional paid-in capital” in the consolidated statements of financial position.

The measurement of the equity and compensation cost is based on the fair value of the RSU awards. Fair value of the RSU award is estimated as the value of the underlying stock at the date of grant. The compensation cost is amortized over the vesting period of the award based on the proportionate amount of the period vested. The compensation cost is not subsequently adjusted for changes in the value of the underlying stock until the settlement date.

Restricted Stock Awards

American National grants restricted stock (“RS”) awards to certain executive officers and directors. The RS award entitles the grantee to full dividend and voting rights. Each RS award has the value of one share of restricted stock upon vesting. The RS award vest over ten years from the date of grant and are then released from forfeiture restrictions. The compensation cost accrued related to the RS award is included in “Additional paid-in capital” in the consolidated statements of financial position.

The measurement of the equity and compensation cost is based on the fair value of the RS awards. Fair value of the RS award is estimated as the value of the underlying common stock at the date of grant. The compensation cost is amortized over the vesting period of the award based on the proportionate amount of the period vested. The compensation cost is not subsequently adjusted for changes in the value of the underlying stock.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent funds maintained to meet the investment objectives of contract holders who bear the investment risk. Investment income and investment gains and losses from these separate funds accrue directly to the contract holders of the policies supported by the separate accounts. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National. American National reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National’s general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated financial statements.

LITIGATION CONTINGENCIES

American National reviews existing litigation matters and potential litigation items with counsel quarterly to determine if any adjustments to reserves for possible losses are necessary. Reserves for losses are established whenever they are probable and estimable. American National establishes reserves based on the best estimate of the probable loss. If no one number within the range of possible losses is more probable than any other, a reserve is recorded based on the low end of the estimated range.

ADOPTION OF NEW ACCOUNTING STANDARDS

On April 1, 2009, American National adopted accounting guidance contained within ASC 320, “Investments – Debt and Equity Securities” (formerly FSP FAS No.115-2/124-2, “Recognition and Presentation of Other-Than-Temporary Impairments”), (“ASC 320”). This guidance required entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which management asserts that it does not have the intent to sell the security, and it is more likely than not that it will not be required to sell the security before recovery of its cost basis. The amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other factors (the “non-credit loss”) is recorded in other comprehensive income (loss). ASC 320 was effective for interim and annual periods ending after June 15, 2009. As of the beginning of the interim period of adoption, ASC 320 required a cumulative-effect adjustment to reclassify the non-credit component of previously recognized OTTI losses from retained earnings to other comprehensive loss. Upon adoption of ASC 320, a cumulative effect adjustment of $50,411,000, net of taxes, was recorded as an adjustment to retained earnings with a corresponding adjustment to accumulated other comprehensive income.

In June 2009, the Financial Accounting Standards Board (“FASB”) issued authoritative guidance which changes the analysis required to determine whether or not an entity is a variable interest entity (“VIE”). In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company’s involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. The disclosures required by this revised guidance are provided in Note 4.

As a result of the adoption of this guidance, American National deconsolidated certain partnerships for which American National does not have the power to direct the activities of the partnership that most significantly impact its economic activities, and for which it has concluded it is not the primary beneficiary. Additionally, American National is now consolidating certain partnerships that were not previously consolidated. See Note 4 for disclosure of the net impact of the consolidation and deconsolidation on American National’s consolidated financial statements.

In January 2010, the FASB issued an Accounting Standards Update (“ASU”) No. 2010-02, Accounting and Reporting for Decreases in Ownership of a Subsidiary — A Scope Clarification (“ASU 2010-02”), which amended ASC Topic 810, Consolidations (“ASC 810”). ASU 2010-02 changed ASC 810 by excluding some dispositions of not-for-profit activities and assets sales such as in-substance real estate from its scope. This guidance also required expanded disclosures about changes in ownership of subsidiaries. ASU 2010-02 is effective for interim and annual periods commencing after December 15, 2009. Accordingly, this guidance was adopted on January 1, 2010 and did not have a material effect on American National’s consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (“ASU 2010-06”), which amended ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). ASU 2010-06 was issued to improve and expand fair value disclosures. Newly required disclosures are as follows: 1) provide information about movements of assets among Levels 1 and 2 of the three-tier fair value hierarchy established by ASC 820; 2) provide a reconciliation of purchases, sales, issuance, and settlements of anything valued with a Level 3 method; and 3) provide fair value disclosures for each class of assets and liabilities. This guidance is effective for interim and annual periods commencing after December 15, 2009, except for the disclosure of the reconciliation of the Level 3 activities, which is effective for annual periods commencing after December 15, 2010. Accordingly, American National adopted this guidance on January 1, 2010, except for the disclosure of the reconciliation of the Level 3 activities, which will be adopted effective January 1, 2011. Other than requiring additional disclosures, adoption of this guidance on January 1, 2010 did not have a material impact on American National’s consolidated financial statements. The residual portion of the guidance to be adopted on January 1, 2011 is not expected to have a material impact on American National’s consolidated financial statements.

In February 2010, the FASB issued ASU No. 2010-09, Subsequent Events (“ASU 2010-09”), which amended ASC Topic 855, Subsequent Events (“ASC 855”). ASU 2010-09 amended ASC 855 by removing the requirement for an entity that files or furnishes financial statements with the SEC to disclose a date through which subsequent events have been evaluated in both originally issued and restated financial statements. This ASU removed potential conflicts with the SEC’s guidance. ASU 2010-09 was effective upon its issuance. Accordingly, this guidance was adopted on February 28, 2010 and did not have a material effect on American National’s consolidated financial statements.

In July 2010, the FASB issued ASU No. 2010-20, Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses (ASU 2010-20). This ASU amended ASC Topic 310, Receivables (“ASC 310”), related to financing receivables’ credit quality and credit loss disclosures. Additional disclosures are now required that enable readers of the financial statements to understand the nature of the credit risk inherent in the financing receivable portfolio, how the portfolio’s credit risk is analyzed and assessed in order to arrive at the allowance for credit losses for each portfolio, and the changes and underlying reason for the changes in the allowance for credit losses for each portfolio. Disclosures previously required for financing receivables are now required to be disclosed on a disaggregated basis. In addition, new disclosures under ASU 2010-20 are required for each financing receivable class including credit quality indicators of financing receivables at the end of the reporting period, aging of past due financing receivables, the nature and extent of troubled debt restructurings that occurred during the reporting period, the nature and extent of financing receivables modified as troubled debt restructurings within the previous 12 months that defaulted during the reporting period, and significant purchases and sales of financing receivables during the reporting period. The ASU 2010-20 disclosures required as of the end of a reporting period are effective for interim and annual periods ending on or after December 15, 2010. Disclosures concerning the activity that occurs during a reporting period are effective for interim and annual periods beginning on or after December 15, 2010. Refer below to ASU No. 2011-01 for a discussion on the deferral of the effective date for certain disclosure requirements in ASU 2010-20. Accordingly, American National partially adopted ASU 2010-20’s disclosure requirements effective January 1, 2010. ASU 2010-20 did not materially impact American National’s consolidated financial statements but has expanded its disclosures related to mortgage loans. The residual portion of the guidance to be adopted on January 1, 2011 is not expected to have a material impact on American National’s consolidated financial statements.

In January 2011, the FASB issued ASU No. 2011-01, Deferral of the Effective Date of Disclosures about Troubled Debt Restructurings in Update No. 2010-20 (“ASU 2011-01”), which amended ASC 310. This update temporarily delays the effective date of the disclosures about troubled debt restructuring required within ASU 2010-20. The delay is intended to allow the FASB time to complete its deliberations on what constitutes a troubled debt restructuring. FASB expects the revised guidance to be effective for interim and annual periods that end after June 15, 2011. ASU 2011-01 is effective upon issuance. Accordingly, this update was retrospectively adopted on December 31, 2010 and did not have a material effect on American National’s consolidated financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

ASU 2010-06 guidance was bifurcated between two effective dates. The disclosure requirement for a reconciliation of Level 3 activities is effective for annual periods commencing after December 15, 2010. American National’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on American National’s consolidated financial statements. Refer to the above discussion on ASU 2010-06 for further information.

In April 2010, the FASB issued ASU No. 2010-15, How Investments Held through Separate Accounts Affect an Insurer’s Consolidation Analysis of Those Investments (“ASU 2010-15”), which amended ASC Subtopic 944-80, Financial Services — Insurance – Separate Accounts. ASU 2010-15 clarifies that an insurance entity should not consider any separate account interests held for the benefit of policyholders in an investment to be the insurer’s interests and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for the benefit of a related party policyholder. This guidance also clarifies that for the purpose of evaluating whether the retention of specialized accounting for investments in consolidation is appropriate, a separate account arrangement should be considered a subsidiary. The amendments do not require an insurer to consolidate an investment in which a separate account holds a controlling financial interest if the investment is not or would not be consolidated in the stand-alone financial statements of the separate account. ASU 2010-15 is effective for interim and annual periods commencing after December 15, 2010. Early adoption is permitted and guidance is to be applied retrospectively to all prior periods upon adoption. American National’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on American National’s consolidated financial statements.

ASU 2010-20 was bifurcated between two effective dates. The disclosure requirements for activities that occur during a reporting period are effective for interim and annual periods commencing after December 15, 2010. American National’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on American National’s consolidated financial statements. Refer to the above discussion on ASU 2010-20 for further information.

ASU 2011-01 temporarily delays the effective date of the disclosures requirements about troubled debt restructuring in ASU 2010-20. FASB will be issuing revised disclosure requirements on troubled debt restructuring which it anticipates to be effective for interim and annual periods ending after June 15, 2011. Refer to the above discussion on ASU 2010-20 and ASU 2011-01 for further information.

In October 2010, the FASB issued ASU No. 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts (ASU 2010-26), which amended ASC Topic 944, Financial Services — Insurance. The new guidance redefines the term “acquisition cost” and added the term “incremental direct cost of contract acquisition” to the master glossary. These changes limit the deferrable cost to those costs that are related directly to the successful acquisition of insurance contracts and those that result directly from and are essential to the contract acquisition and costs that would have not been incurred had the contract acquisition not occurred. The new guidance also specifies that advertising costs should be deferred only if the capitalization criteria for direct-response advertising under ASC Subtopic 340-20, Other Assets and Deferred Costs – Capitalized Advertising Costs are met. ASU 2010-26 is effective for interim and annual periods, commencing after December 15, 2011. Accordingly, this guidance is expected to be adopted by American National on January 1, 2012. American National is currently assessing the effect that ASU 2010-26 will have on its consolidated financial statements.

In December 2010, the FASB issued ASU No. 2010-29, Disclosure of Supplementary Pro Forma Information for Business Combinations (“ASU 2010-29”), which amended ASC Topic 805, Business Combinations (“ASC 805”). The objective of this guidance is to eliminate diversity in the interpretation of pro forma revenue and earnings disclosure requirements for business combinations. The guidance specifies that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The guidance also expands the supplemental pro forma disclosures under ASC 805 to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination(s) included in the reported pro forma revenue and earnings. ASU 2010-29 is effective for business combinations for which the acquisition date occurs following the first annual reporting period which commences after December 15, 2010. The guidance is required in interim and annual reporting periods. Early adoption is permitted. American National’s adoption of this guidance effective January 1, 2011 is not expected to have a material effect on American National’s consolidated financial statements.

3. INVESTMENTS

The cost or amortized cost and estimated fair value of investments in held-to-maturity and available-for-sale securities are shown below (in thousands):

	Year ended December 31, 2010
		Gross	Gross
	Cost or	Unrealized	Unrealized	Estimated Fair
	Amortized Cost	Gains	Losses	Value
Fixed maturity securities
Bonds held-to-maturity
U.S. treasury and other U.S. government corporations and agencies	$23,117	$288	$—	$23,405
States of the U.S. and political subdivisions of the states	422,249	7,117	(6,920)	422,446
Foreign governments	29,020	4,910	—	33,930
Corporate debt securities	7,293,501	478,353	(33,077)	7,738,777
Residential mortgage-backed securities	661,516	33,702	(3,398)	691,820
Commercial mortgage-backed securities	31,340	—	(17,758)	13,582
Collateralized debt securities	8,562	80	(327)	8,315
Other debt securities	44,245	3,314	—	47,559

Total bonds held-to-maturity	8,513,550	527,764	(61,480)	8,979,834

Bonds available-for-sale
U.S. treasury and other U.S. government corporations and agencies	13,268	643	(4)	13,907
States of the U.S. and political subdivisions of the states	583,163	15,142	(4,193)	594,112
Foreign governments	5,000	1,967	—	6,967
Corporate debt securities	3,030,671	197,485	(26,587)	3,201,569
Residential mortgage-backed securities	259,560	13,250	(1,417)	271,393
Collateralized debt securities	19,468	1,459	(218)	20,709
Other debt securities	14,187	769	—	14,956

Total bonds available-for-sale	3,925,317	230,715	(32,419)	4,123,613

Total fixed maturity securities	12,438,867	758,479	(93,899)	13,103,447

Equity securities
Common stock
Consumer goods	154,106	63,538	(1,052)	216,592
Energy and utilities	121,727	72,471	(933)	193,265
Finance	119,975	55,175	(1,571)	173,579
Healthcare	78,256	31,907	(1,654)	108,509
Industrials	59,856	47,649	—	107,505
Information technology	108,178	62,284	(161)	170,301
Materials	16,469	15,540	—	32,009
Telecommunication services	31,678	12,484	(34)	44,128

Total common stock	690,245	361,048	(5,405)	1,045,888
Preferred stock	30,420	6,714	(267)	36,867

Total equity securities	720,665	367,762	(5,672)	1,082,755

Total investments in securities	$13,159,532	$1,126,241	$(99,571)	$14,186,202

	Year ended December 31, 2009
		Gross	Gross
	Cost or	Unrealized	Unrealized	Estimated Fair
	Amortized Cost	Gains	Losses	Value
Fixed maturity securities
Bonds held-to-maturity
U.S. treasury and other U.S. government corporations and agencies	$21,222	$183	$(58)	$21,347
States of the U.S. and political subdivisions of the states	240,403	8,619	(1,144)	247,878
Foreign governments	28,997	3,606	—	32,603
Corporate debt securities	6,390,377	327,535	(73,856)	6,644,056
Residential mortgage-backed securities	693,178	24,650	(21,856)	695,972
Commercial mortgage-backed securities	33,128	—	(23,941)	9,187
Collateralized debt securities	9,627	85	(1,036)	8,676
Other debt securities	44,779	2,009	(31)	46,757

Total bonds held-to-maturity	7,461,711	366,687	(121,922)	7,706,476

Bonds available-for-sale
U.S. treasury and other U.S. government corporations and agencies	3,438	448	—	3,886
States of the U.S. and political subdivisions of the states	540,210	18,869	(1,044)	558,035
Foreign governments	5,000	1,188	—	6,188
Corporate debt securities	3,196,202	126,742	(69,932)	3,253,012
Residential mortgage-backed securities	353,729	8,507	(6,671)	355,565
Collateralized debt securities	23,064	983	(1,553)	22,494
Other debt securities	14,401	225	(256)	14,370

Total bonds available-for-sale	4,136,044	156,962	(79,456)	4,213,550

Total fixed maturity securities	11,597,755	523,649	(201,378)	11,920,026

Equity securities
Common stock
Consumer goods	129,363	47,093	(2,336)	174,120
Energy and utilities	83,284	42,939	(1,453)	124,770
Finance	118,622	40,296	(2,174)	156,744
Healthcare	81,454	29,767	(1,100)	110,121
Industrials	58,900	28,887	(357)	87,430
Information technology	102,171	48,413	(422)	150,162
Materials	17,875	7,317	(22)	25,170
Mutual funds	59,853	6,426	(77)	66,202
Telecommunication services	32,272	8,118	(355)	40,035

Total common stock	683,794	259,256	(8,296)	934,754
Preferred stock	35,359	5,269	(4,911)	35,717

Total equity securities	719,153	264,525	(13,207)	970,471

Total investments in securities	$12,316,908	$788,174	$(214,585)	$12,890,497

Investment securities

Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Residential and commercial mortgage-backed securities, which are not due at a single maturity, have been allocated to their respective categories based on the year of final contractual maturity. The amortized cost and estimated fair value, by contractual maturity of fixed maturity securities are shown below (in thousands):

	December 31, 2010
	Bonds Held-to-Maturity		Bonds Available-for-Sale
	Amortized	Estimated Fair	Amortized	Estimated Fair
	Cost	Value	Cost	Value

Due in one year or less	$444,961	$455,798	$226,340	$229,529
Due after one year through five years	3,995,818	4,273,860	1,873,992	1,990,183
Due after five years through ten years	2,992,353	3,155,544	1,248,564	1,309,798
Due after ten years	1,074,567	1,089,707	571,421	589,491

	8,507,699	8,974,909	3,920,317	4,119,001

Without single maturity date	5,851	4,925	5,000	4,612

Total	$8,513,550	$8,979,834	$3,925,317	$4,123,613

Available-for-sale securities are sold throughout the year for various reasons. All gains and losses were determined using specific identification of the securities sold. Proceeds from the sales of these securities, with the realized gains and losses, are shown below (in thousands):

	Years ended December 31,
	2010	2009	2008

Proceeds from sales of available-for-sale securities	$435,293	$265,732	$135,623
Gross realized gains	51,248	42,101	22,496
Gross realized losses	(3,590)	(11,351)	(31,304)

In 2010, securities with amortized costs of $27,811,000 were transferred from held-to-maturity to available-for-sale due to evidence of a significant deterioration in the issuers’ creditworthiness. An unrealized gain of $71,000 was established at the time of the transfer. Additionally, during the fourth quarter of 2010, a security with a carrying value of $14,451,000 was sold from held-to-maturity due to evidence of a significant deterioration of the issuers’ creditworthiness. A realized gain of $303,000 was realized on this sale.

In 2009, securities with amortized costs of $4,222,000 were transferred from held-to-maturity to available-for-sale due to evidence of a significant deterioration in the issuers’ creditworthiness. An unrealized loss of $407,000 was established at the time of the transfer.

In accordance with various government and state regulations, American National and its wholly-owned insurance subsidiaries had bonds with amortized costs of $36,432,000 at December 31, 2010, on deposit with appropriate regulatory authorities.

Derivative Instruments

American National purchases derivative contracts (equity-indexed options) that serve as economic hedges against fluctuations in the equity markets to which equity-indexed annuity products are exposed. Equity-indexed annuities include a fixed host annuity contract and an embedded equity derivative. These derivative instruments are not designated as hedges. The following tables detail the estimated fair value and the gain or loss on derivatives related to equity-indexed annuities (in thousands):

	Location of Asset (Liability)	Estimated Fair Value
Derivatives Not Designated	Reported in the Consolidated	December 31,
as Hedging Instruments	Statements of Financial Position	2010	2009

Equity-indexed options	Other invested assets	$66,716	$32,801
Equity-indexed annuity embedded derivative	Future policy benefits — Annuity	(59,644)	(22,487)

		Gains (Losses)
	Location of Gains (Losses)	Recognized in Income on Derivatives
Derivatives Not Designated	Recognized in the	Years Ended December 31,
as Hedging Instruments	Consolidated Statements of Operations	2010	2009	2008

Equity-indexed options	Net investment income	$9,942	$5,381	$(24,400)
Equity-indexed annuity embedded derivative	Interest credited to policy account balances	(6,604)	(8,138)	23,184

Unrealized gains (losses) on securities

Unrealized gains (losses) on available-for-sale securities, presented in the stockholders’ equity section of the consolidated statements of financial position, are net of deferred tax expense of $164,108,000 and $101,408,000 for 2010 and 2009, respectively, and a tax benefit of $84,029,000, for 2008.

The change in the net unrealized gains (losses) on available-for-sale securities are shown below (in thousands):

	Years ended December 31,
	2010	2009	2008

Bonds available-for-sale	$120,790	$516,229	$(393,429)
Preferred stocks	6,089	12,254	(3,359)
Common stocks	104,683	218,338	(295,988)
Adjustment to deferred policy acquisition costs	(52,650)	(215,294)	164,937

	178,912	531,527	(527,839)
Less: Provision (benefit) for federal income taxes	62,551	185,700	(185,273)

	116,361	345,827	(342,566)
Change in unrealized (gains) losses of investments attributable to participating policyholders’ interest	(7,355)	(13,140)	10,738

Cumulative adjustment for accounting change on OTTI on fixed maturity securities	—	50,411	—

Total	$109,006	$383,098	$(331,828)

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are shown below (in thousands):

	Year ended December 31, 2010
	Less than 12 months		12 Months or more		Total
	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value	Losses	Value
Fixed maturity securities
Bonds held-to-maturity
States of the U.S. and political subdivisions of the states	$6,898	$195,634	$22	$878	$6,920	$196,512
Corporate debt securities	22,493	912,554	10,584	128,721	33,077	1,041,275
Residential mortgage-backed securities	579	57,160	2,819	64,798	3,398	121,958
Commercial mortgage-backed securities	—	—	17,758	13,583	17,758	13,583
Collateralized debt securities	—	—	327	5,465	327	5,465

Total bonds held-to-maturity	29,970	1,165,348	31,510	213,445	61,480	1,378,793

Bonds available-for-sale
U.S. treasury and other U.S. government corporations and agencies	4	7,040	—	—	4	7,040
States of the U.S. and political subdivisions of the states	4,193	151,860	—	—	4,193	151,860
Corporate debt securities	8,378	249,240	18,209	159,227	26,587	408,467
Residential mortgage-backed securities	81	26,909	1,336	29,393	1,417	56,302
Collateralized debt securities	—	—	218	4,664	218	4,664

Total bonds available-for-sale	12,656	435,049	19,763	193,284	32,419	628,333

Total fixed maturity securities	42,626	1,600,397	51,273	406,729	93,899	2,007,126

Equity securities
Common stock
Consumer goods	440	25,333	612	19,419	1,052	44,752
Energy and utilities	642	7,093	291	1,289	933	8,382
Finance	1,217	7,954	354	11,204	1,571	19,158
Healthcare	813	14,927	841	5,523	1,654	20,450
Industrials	—	7	—	—	—	7
Information technology	156	2,013	5	44	161	2,057
Materials	—	61	—	—	—	61
Telecommunications services	34	393	—	—	34	393

Total common stock	3,302	57,781	2,103	37,479	5,405	95,260
Preferred stock	231	6,133	36	4,464	267	10,597

Total Equity securities	3,533	63,914	2,139	41,943	5,672	105,857

Total investments in securities	$46,159	$1,664,311	$53,412	$448,672	$99,571	$2,112,983

	Year ended December 31, 2009
	Less than 12 months		12 Months or more		Total
	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair
	Losses	Value	Losses	Value	Losses	Value
Fixed maturity securities
Bonds held-to-maturity
U.S. Treasury and other U.S. government corporations and agencies	$58	$6,387	$—	$—	$58	$6,387
States of the U.S. and political subdivisions of the states	666	24,819	478	5,849	1,144	30,668
Corporate debt securities	12,602	543,459	61,254	700,718	73,856	1,244,177
Residential mortgage-backed securities	445	23,750	21,411	182,315	21,856	206,065
Commercial mortgage-backed securities	—	—	23,941	9,187	23,941	9,187
Collateralized debt securities	53	2,844	983	2,310	1,036	5,154
Other debt securities	31	3,428	—	—	31	3,428

Total bonds held-to-maturity	13,855	604,687	108,067	900,379	121,922	1,505,066

Bonds available-for-sale
States of the U.S. and political subdivisions of the states	520	58,622	524	18,941	1,044	77,563
Corporate debt securities	13,340	318,569	56,592	506,881	69,932	825,450
Residential mortgage-backed securities	2,273	49,066	4,398	36,649	6,671	85,715
Collateralized debt securities	269	1,313	1,284	9,077	1,553	10,390
Other debt securities	256	9,947	—	—	256	9,947

Total bonds available-for-sale	16,658	437,517	62,798	571,548	79,456	1,009,065

Total fixed maturity securities	30,513	1,042,204	170,865	1,471,927	201,378	2,514,131

Equity securities
Common stock
Consumer goods	837	5,838	1,499	14,900	2,336	20,738
Energy and utilities	296	7,949	1,157	7,006	1,453	14,955
Finance	1,712	29,515	462	3,881	2,174	33,396
Healthcare	464	6,124	636	5,316	1,100	11,440
Industrials	163	2,567	194	1,678	357	4,245
Information technology	358	2,583	64	533	422	3,116
Materials	19	453	3	45	22	498
Mutual funds	77	4,372	—	—	77	4,372
Telecommunications services	232	3,188	123	2,542	355	5,730

Total common stock	4,158	62,589	4,138	35,901	8,296	98,490
Preferred stock	21	4,169	4,890	15,210	4,911	19,379

Total equity securities	4,179	66,758	9,028	51,111	13,207	117,869

Total investments in securities	$34,692	$1,108,962	$179,893	$1,523,038	$214,585	$2,632,000

For all investment securities with an unrealized loss, including those in an unrealized loss position for 12 months or more, American National performs a quarterly analysis to determine if an OTTI loss should be recorded. As of December 31, 2010, the securities with unrealized losses did not meet management’s criteria for OTTI. Even though the duration of the unrealized losses on some of the securities exceeds one year, American National has no intent to sell, and it is not more-likely-than-not that American National will be required to sell these securities prior to recovery. Recovery is expected in the near term for equity securities.

Bonds

American National evaluates all bonds that have unrealized losses on a quarterly basis to determine if the creditworthiness of any of the bonds have deteriorated to a point that would prevent American National from realizing the full amount at maturity. For those bonds where management believes that the full amount will not be realized, an OTTI loss is recorded. At December 31, the unrealized losses on securities that were not other-than-temporarily impaired were the result of credit spread widening and significant liquidity discounts in an illiquid market. There were no delinquent coupon payments attributed to the bond portfolio at December 31, 2010. American National has the ability and intent to hold these bonds until a market price recovery or maturity and, therefore, these bonds are not considered to be other-than-temporarily impaired. However, it is possible that the investee’s ability to meet future contractual obligations or performance of underlying assets may be different from what American National determined during its analysis, which may lead to a different impairment conclusion in future periods.

Equity securities

American National evaluates all equity securities in unrealized loss positions on a quarterly basis and recognizes an OTTI loss on all of those where a market price recovery is not expected in the near term. All securities, which have an unrealized loss, are also evaluated for credit quality, and OTTI are recognized for any securities, regardless of the length of time that they have had an unrealized loss, where management believes the carrying value will not be realized. For the remaining securities with unrealized losses, management believes the losses are temporary, and American National has the ability and intent to hold these securities until a market price recovery. However, it is possible that the investee’s ability to perform in the future may be different from what American National determined during its analysis, which may lead to a different impairment conclusion in future periods.

Mortgage loans

In general, mortgage loans are secured by first liens on income-producing real estate. The loans are expected to be repaid from the cash flows or proceeds from the sale of real estate. American National generally allows a maximum loan-to-collateral-value ratio of up to 75% on newly funded mortgage loans. As of December 31, 2010, mortgage loans have fixed rates from 5.2% to 12.0%. The majority of the mortgage loan contracts require periodic payments of both principal and interest, and have amortization periods of 6 months to 30 years.

In July 2010, American National agreed to modify the terms of a 5.80%, $4.7 million mortgage loan receivable due in 2020. Under the modified terms, American National has agreed to reduce the amount of the loan. This modification resulted in a mortgage loan write-off of $1.7 million in 2010. Interest income of $230,000 has been recorded in 2010 on the restructured loan. Had the terms of the loan not been modified, interest income of $248,000 would have been recorded.

During the year ended December 31, 2010, total non-cash transactions were $30.5 million. This amount includes one mortgage loan which was foreclosed upon and transferred to investment real estate totaling $2.0 million and one transfer to investment real estate related to a mortgage loan payoff totaling $28.5 million. Non-cash transactions during the twelve months ended December 31, 2009 totaled $24.6 million in foreclosed mortgage loans which were transferred to investment real estate.

Policy loans

All of American National’s policy loans carried interest rates ranging from 4.5% to 8.0% at December 31, 2010.

Net investment income and realized investments gains (losses)

Net investment income and realized investments gains (losses), before federal income taxes are shown below (in thousands):

	Net Investment Income			Realized Investments Gains (Losses)
	Years ended December 31,			Years ended December 31,
	2010	2009	2008	2010	2009	2008

Bonds	$652,564	$627,236	$623,356	$34,330	$(9,954)	$8,531
Preferred stocks	2,750	3,419	5,687	(2,262)	(1,590)	(5,307)
Common stocks	22,561	22,996	28,242	29,865	38,634	(7,849)
Mortgage loans	179,332	141,124	118,067	—	—	—
Real estate	107,929	122,603	114,198	10,101	1,523	1,750
Options	11,933	5,380	—	—	—	—
Other invested assets	41,333	41,165	12,123	(99)	269	(5,977)

	1,018,402	963,923	901,673	71,935	28,882	(8,852)
Investment expenses	(106,487)	(124,146)	(106,231)	—	—	—
Decrease (increase) in valuation allowances	—	—	—	7,793	(23,634)	(4,631)

Total	$911,915	$839,777	$795,442	$79,728	$5,248	$(13,483)

Other-than-temporary impairments

The other-than-temporary impairments for the periods indicated are shown below (in thousands):

	Years ended December 31,
	2010	2009	2008

Bonds	$—	$(10,046)	$(165,803)
Stocks	(5,666)	(69,057)	(199,748)

Total	$(5,666)	$(79,103)	$(365,551)

All OTTI recognized on bonds were entirely comprised of credit losses. As discussed in Note 2, certain OTTI losses on bonds are bifurcated into two components: credit losses and non-credit losses. The net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the bond and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the bond prior to impairment. Any remaining difference between the bond’s fair value and amortized cost (“non-credit loss impairments”) is recognized in other comprehensive income.

4. VARIABLE INTEREST ENTITIES

In the normal course of their investment activities, American National and its wholly-owned subsidiary, ANTAC, Inc., enter into various partnership agreements. Generally, American National and ANTAC enter into real estate partnerships presented to them by a sponsor, with the significant activities being conducted on behalf of the sponsor. American National and ANTAC participate in the design of these entities, but in most cases their involvement is limited to financing. Through analysis performed by American National, some of these partnerships have been determined to be variable interest entities (“VIEs”). In certain instances, in addition to an economic interest in the entity, American National holds the power to direct the most significant activities of the entity and, as such is deemed to be the primary beneficiary or consolidator of the entity. The assets of the consolidated VIEs are restricted and must be used first to settle the liabilities of the VIE. Creditors or beneficial interest holders of these VIEs have no recourse to the general credit of American National, as American National’s obligation is limited to the amount of its committed investment. The following table presents the total assets and total liabilities relating to VIEs which American National has concluded that it is the primary beneficiary and which are consolidated in American National’s financial statements for the periods indicated (in thousands):

	December 31,
	2010	2009
Investment real estate	$156,441	$146,329
Short-term investments	1,991	3,034
Cash and cash equivalents	1,164	3,875
Accrued investment income	2,035	2,533
Other receivables	16,524	487
Other assets	3,884	5,675

Total assets of consolidated VIEs	182,039	161,933

Notes payable	161,126	157,875
Other liabilities	3,499	6,681

Total liabilities of consolidated VIEs	164,625	164,556

For the other partnerships American National and ANTAC are involved in, the major decisions that most significantly impact the economic activities of the partnership require unanimous consent of all partners and it was therefore determined that power was shared between the partners. As a result, American National is not deemed the primary beneficiary and these entities were not consolidated. The following table presents the carrying amount and maximum exposure to loss relating to VIEs for which American National holds significant variable interests but is not the primary beneficiary and which have not been consolidated (in thousands):

	December 31,
	2010		2009
		Maximum		Maximum
	Carrying	Exposure	Carrying	Exposure
	Amount	to Loss	Amount	to Loss

Investment in unconsolidated affiliates	$36,226	$36,226	$6,813	$6,813

As described in Note 18, American National and its subsidiaries make commitments to fund partnership investments in the normal course of business. Excluding these commitments, American National did not provide financial or other support to investees designated as VIEs during the year ended December 31, 2010.

As a result of the adoption of VIE guidance, in 2010 American National consolidated certain partnerships which were previously not consolidated. The new guidance requires a qualitative rather than quantitative analysis of each VIE. The primary factors influencing the decision to consolidate include the company’s ability to direct the activities that most significantly impact the entities’ economic performance, with consideration also given to situations in which the company’s economic interest in the VIE is disproportionately greater than its stated power to direct those activities. In addition, American National also deconsolidated certain partnerships for which American National does not have the power to direct activities and for which they have concluded they are no longer the primary beneficiary. As a result of the consolidations and deconsolidations, American National made the following reclassifications to the consolidated statements of financial position as of January 1, 2010 (in thousands):

Changes to selected financial statement line items	Assets	Liabilities and Equity
Investment real estate, net of accumulated depreciation	$(127,155)	$—
Investments in unconsolidated affiliates	18,227	—
Mortgage loans on real estate, net of allowance	73,519	—
Current and Long-term portions of notes payable	—	(16,139)
Other assets and liabilities, net	9,652	(7,156)
Noncontrolling interest	—	(2,462)

Total impact on financial position	$(25,757)	$(25,757)

5. CREDIT LOSSES

A financing receivable is a contractual right to receive money on demand or on fixed or determinable dates that is recognized as an asset in a company’s statement of financial position. American National’s mortgage loans on real estate are the only financing receivables reported by American National.

Nonaccrual and Past Due Mortgage Loans

Interest ceases to be accrued for loans on which interest is more than 90 days past due and/or when the collection of interest is not considered probable. Loans in foreclosure are also placed on non-accrual status. Interest received on non-accrual status mortgage loans is included in net investment income in the period received. Once a loan becomes current, it is placed back into accrual status.

The amount of mortgage loans placed on nonaccrual status is shown in the table below (in thousands):

December 31, 2010

Commercial mortgages
Retail	$3,685

Total	$3,685

The age analysis of past due mortgage loans is shown in the table below (in thousands):

	December 31, 2010
	30-59 Days	60-89 Days	Greater Than	Total Past		Total
	Past Due	Past Due	90 Days	Due	Current	Mortgage Loans

Commerical Mortgages
Office	$—	$—	$—	$—	$798,651	$798,651
Industrial	—	—	—	—	935,540	935,540
Retail	8,579	—	3,685	12,264	530,267	542,531
Other	—	—	—	—	607,693	607,693

Total	$8,579	$—	$3,685	$12,264	$2,872,151	$2,884,415

Allowance for Credit Losses

Each loan is evaluated quarterly and placed on a watchlist if it is determined that events occurred or circumstances exist that could indicate we will be unable to collect all amounts due according to the contractual terms of the loan. If, in evaluating loans for inclusion on the watchlist, sufficient analysis is performed to ensure that a loan has no collectability issue, those loans do not require any allowance. All loans on the watchlist are then analyzed individually for impairment. Fair value is determined based on the present value of future cash flows or by estimating the fair value of the underlying collateral. Estimation techniques vary depending on the quality of available data, the type of collateral, and other factors. When the fair value analysis shows that all of the amounts due are not collectable, the difference between the estimated fair value and the loan balance is recorded as an allowance (a loss), reducing the carrying amount of the loan. The fair value and the amount of the allowance are reviewed quarterly to determine whether further allowance is required, or whether recovery of the asset is assured and the allowance can be reduced.

Loans that are not evaluated individually for collectability are segregated by collateral property type and location and allowance factors are applied. These factors are developed annually, and reviewed quarterly based on our historical loss experience adjusted for the expected trend in the rate of foreclosure losses. Allowance factors are higher for loans of certain types and in certain regions (based on loss experience). When no losses have been experienced in a given region/type, a blended historical loss factor is applied. The blended factor is adjusted up or down based on the anticipated trend in foreclosure loss rates. Additionally, the loss factors are compared to insurance industry foreclosure loss experience by type and region. If industry experience is worse than American National’s experience for a given region/type, a higher factor is applied. Receivables are charged off as uncollectable only when the receivable is forgiven by a legal agreement. Prior to charging off the receivable, an allowance is recorded based on the estimated recoverable amount. Upon forgiveness, the allowance is reduced, and the loan balance is reduced which result in no further gain or loss.

The allowance for credit losses and recorded investment in mortgage loans are shown in the table below (in thousands):

Year Ended
December 31, 2010
Commercial
Mortgage Loans
Allowance for credit losses:
Ending balance	$13,788

Ending balance: individually evaluated for impairment	$2,393

Ending balance: collectively evaluated for impairment	$11,395

Mortgage Loans:
Ending balance	$2,884,415

Ending balance: individually evaluated for impairment	$341,024

Ending balance: collectively evaluated for impairment	$2,543,391

Impaired loans

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to the contractual terms of the loan agreement. We closely monitor our commercial mortgage loan portfolio on a loan-by-loan basis. Loans with an estimated collateral value less than the loan balance, as well as loans with other characteristics indicative of higher than normal credit risks are reviewed at least quarterly for purposes of establishing valuation allowances and placing loans on non-accrual status as necessary. The valuation allowance account for mortgage loans on real estate is maintained at a level believed adequate by management and reflects management’s best estimate of probable credit losses, including losses incurred at the reporting date but not yet identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

The detail of impaired loans is shown in the table below (in thousands):

Year Ended December 31, 2010
		Unpaid		Average	Interest
	Recorded	Principal	Related	Recorded	Income
	Investment	Balance	Allowance	Investment	Recognized
With an allowance recorded:
Office	$—	$—	$—	$—	$—
Industrial	—	—	—	—	—
Retail	6,679	9,072	2,393	7,573	406
Other	—	—	—	—	—

Total	$6,679	$9,072	$2,393	$7,573	$406

Credit Quality Indicators

The credit quality of the mortgage loan portfolio is assessed monthly to determine the credit risk of each borrower. A loan is classified as performing or non-performing based on whether all of the contractual terms of the loan have been met. As of December 31, 2010, there were two retail loans that were classified as non-performing totaling $10,318,000. All other loans were classified as performing.

6. CREDIT RISK MANAGEMENT

American National employs a strategy to invest funds at the highest return possible commensurate with sound and prudent underwriting practices to ensure a well-diversified investment portfolio.

Bonds

Management believes American National’s bond portfolio is diversified and of investment grade. The bond portfolio distributed by credit quality rating, using both S&P and Moody’s ratings, is shown below:

	December 31,
	2010	2009

AAA	10.0%	11.6%
AA	10.2	8.1
A	37.0	35.7
BBB	37.2	37.2
BB and below	5.6	7.4

Total	100.0%	100.0%

Common stock

American National’s common stock portfolio by market sector distribution is shown below:

	December 31,
	2010	2009

Consumer goods	20.7%	18.6%
Energy and utilities	18.5	13.3
Financials	16.6	16.8
Information technology	16.3	16.1
Healthcare	10.4	11.8
Industrials	10.3	9.3
Communications	4.2	4.3
Materials	3.0	2.7
Mutual funds	0.0	7.1

Total	100.0%	100.0%

Mortgage loans and investment real estate

American National makes mortgage loans and invests in real estate primarily in the commercial sector in areas that offer the potential for property value appreciation. Generally, mortgage loans are secured by first liens on income-producing real estate. American National attempts to maintain a diversified portfolio of mortgage loans and real estate properties by considering the property type as well as the geographic distribution of the property which is the underlying mortgage collateral or investment property.

Mortgage loans and investment real estate by property type distribution are as follows:

	Mortgage Loans		Investment Real Estate
	December 31,		December 31,
	2010	2009	2010	2009

Industrial	31.5%	28.1%	24.1%	36.8%
Office buildings	29.3	31.3	20.8	15.1
Shopping centers	17.3	18.6	35.6	18.7
Hotels and motels	12.5	15.0	2.0	1.8
Other	9.4	7.0	17.5	27.6

Total	100.0%	100.0%	100.0%	100.0%

Mortgage loans and investment real estate investments by geographic distribution are as follows:

	Mortgage Loans		Investment Real Estate
	December 31,		December 31,
	2010	2009	2010	2009

West South Central	23.0%	22.4%	61.2%	58.4%
East North Central	20.4	19.8	5.6	7.8
South Atlantic	19.3	20.3	18.4	12.5
Pacific	9.4	9.9	2.2	2.2
Mountain	7.4	6.3	1.3	0.6
East South Central	6.5	5.9	10.1	7.4
Middle Atlantic	6.2	7.8	0.0	10.2
New England	3.1	3.8	0.0	0.0
West North Central	4.1	3.8	1.2	0.9
Other	0.6	—	—	—

Total	100.0%	100.0%	100.0%	100.0%

7. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and estimated fair value of financial instruments are shown below (in thousands):

	December 31, 2010		December 31, 2009
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Fixed maturity securities
Bonds held-to-maturity
U.S. treasury and other U.S. government corporations and agencies	$23,117	$23,405	$21,222	$21,347
States of the U.S. and political subdivisions of the states	422,249	422,446	240,403	247,878
Foreign governments	29,020	33,930	28,997	32,603
Corporate debt securities	7,293,501	7,738,777	6,390,377	6,644,056
Residential mortgage-backed securities	661,516	691,820	693,178	695,972
Commercial mortgage-backed securities	31,340	13,582	33,128	9,187
Collateralized debt securities	8,562	8,315	9,627	8,676
Other debt securities	44,245	47,559	44,779	46,757

Total bonds held-to-maturity	8,513,550	8,979,834	7,461,711	7,706,476

Bonds available-for-sale
U.S. treasury and other U.S. government corporations and agencies	13,907	13,907	3,886	3,886
States of the U.S. and political subdivisions of the states	594,112	594,112	558,035	558,035
Foreign governments	6,967	6,967	6,188	6,188
Corporate debt securities	3,201,569	3,201,569	3,253,012	3,253,012
Residential mortgage-backed securities	271,393	271,393	355,565	355,565
Collateralized debt securities	20,709	20,709	22,494	22,494
Other debt securities	14,956	14,956	14,370	14,370

Total bonds available-for-sale	4,123,613	4,123,613	4,213,550	4,213,550

Total fixed maturity securities	12,637,163	13,103,447	11,675,261	11,920,026

Equity securities
Common stock:
Consumer goods	216,592	216,592	174,120	174,120
Energy and utilities	193,265	193,265	124,770	124,770
Finance	173,579	173,579	156,744	156,744
Healthcare	108,509	108,509	110,121	110,121
Industrials	107,505	107,505	87,430	87,430
Information technology	170,301	170,301	150,162	150,162
Materials	32,009	32,009	25,170	25,170
Mutual funds	—	—	66,202	66,202
Telecommunication services	44,128	44,128	40,035	40,035
Preferred stock	36,867	36,867	35,717	35,717

Total equity securities	1,082,755	1,082,755	970,471	970,471

Options	66,716	66,716	32,801	32,801
Mortgage loans on real estate, net of allowance	2,679,909	2,865,187	2,229,659	2,267,157
Policy loans	380,505	380,505	364,354	364,354
Short-term investments	486,206	486,206	636,823	636,823

Total financial assets	$17,333,254	$17,984,816	$15,909,369	$16,191,632

Financial liabilities:
Investment contracts	$8,586,041	$8,586,041	$7,828,243	$7,828,243
Liability for embedded derivatives of equity-indexed annuities	59,644	59,644	22,487	22,487
Notes payable	60,140	60,140	73,842	73,842

Total financial liabilities	$8,705,825	$8,705,825	$7,924,572	$7,924,572

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability. A fair value hierarchy is used to determine fair value based on a hypothetical transaction at the measurement date from the perspective of a market participant. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are defined as follows:

Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities. American National defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2
Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

American National has evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3.

American National utilizes a pricing service to estimate fair value measurements for approximately 99.0% of fixed maturity securities. The pricing service utilizes market quotations for fixed maturity securities that have quoted prices in active markets. Since fixed maturities generally do not trade on a daily basis, the pricing service prepares estimates of fair value measurements for these securities using its proprietary pricing applications, which include available relevant market information, benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Additionally, the pricing service uses an Option Adjusted Spread model to develop prepayment and interest rate scenarios.

The pricing service evaluates each asset class based on relevant market information, relevant credit information, perceived market movements and sector news. The market inputs utilized in the pricing evaluation, listed in the approximate order of priority, include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and economic events. The extent of the use of each market input depends on the asset class and the market conditions. Depending on the security, the priority of the use of inputs may change or some market inputs may not be relevant. For some securities, additional inputs may be necessary.

American National has reviewed the inputs and methodology used by the pricing service and the techniques applied by the pricing service to produce quotes that represent the fair value of a specific security. The review of the pricing services methodology confirms the service is utilizing information from organized transactions or a technique that represents a market participant’s assumptions. American National does not adjust quotes received by the pricing service.

The pricing service utilized by American National has indicated that they will only produce an estimate of fair value if there is objectively verifiable information available. If the pricing service discontinues pricing an investment, American National would be required to produce an estimate of fair value using some of the same methodologies as the pricing service, but would have to make assumptions for market-based inputs that are unavailable due to market conditions.

The fair value estimates of most fixed maturity investments including municipal bonds are based on observable market information rather than market quotes. Accordingly, the estimates of fair value for such fixed maturities provided by the pricing service are included in the amount disclosed in Level 2 of the hierarchy.

Additionally, American National holds a small amount of fixed maturities that have characteristics that make them unsuitable for matrix pricing. For these fixed securities, a quote from a broker (typically a market maker) is obtained. Due to the disclaimers on the quotes that indicate that the price is indicative only, American National includes these fair value estimates in Level 3. The pricing of certain private placement debt also includes significant non-observable inputs, the internally determined credit rating of the security and an externally provided credit spread, and are classified in Level 3.

For public common and preferred stocks, American National receives prices from a nationally recognized pricing service that are based on observable market transactions and these securities are disclosed in Level 1. For certain, preferred stock held, current market quotes in active markets are unavailable. In these instances, American National receives an estimate of fair value from the pricing service that provides fair value estimates for the fixed maturity securities. The service utilizes some of the same methodologies to price the preferred stocks as it does for the fixed maturities. These estimates for equity securities are disclosed in Level 2.

Some assets and liabilities do not fit the hierarchical model for determining fair value. For policy loans, the carrying amount approximates their fair value, because the policy loans cannot be separated from the policy contract. The fair value of investment contract liabilities is determined in accordance with GAAP rules on insurance products and is estimated using a discounted cash flow model, assuming the companies’ current interest rates on new products. The carrying value for these contracts approximates their fair value. The carrying amount for notes payable approximates their fair value.

The quantitative disclosures regarding fair value hierarchy measurements of our financial assets and liabilities are shown below (in thousands):

	Fair Value Measurement as of December 31, 2010 Using:
	Estimated Fair	Quoted Prices in		Significant
	Value at	Active Markets for	Significant Other	Unobservable
	December 31,	Identical Assets	Observable Inputs	Inputs
	2010	(Level 1)	(Level 2)	(Level 3)
Financial assets:
Fixed maturity securities
Bonds held-to-maturity
U.S. treasury and other U.S. government corporations and agencies	$23,405	$—	$23,405	$—
States of the U.S. and political subdivisions of the states	422,446	—	422,308	138
Foreign governments	33,930	—	33,930	—
Corporate debt securities	7,738,777	—	7,680,834	57,943
Residential mortgage-backed securities	691,820	—	689,487	2,333
Commercial mortgage-backed securities	13,582	—	13,582	—
Collateralized debt securities	8,315	—	—	8,315
Other debt securities	47,559	—	47,559	—

Total bonds held-to-maturity	8,979,834	—	8,911,105	68,729

Bonds available-for-sale
U.S. treasury and other U.S. government corporations and agencies	13,907	—	13,907	—
States of the U.S. and political subdivisions of the states	594,112	—	591,587	2,525
Foreign governments	6,967	—	6,967	—
Corporate debt securities	3,201,569	—	3,182,625	18,944
Residential mortgage-backed securities	271,393	—	271,376	17
Collateralized debt securities	20,709	—	20,447	262
Other debt securities	14,956	—	14,956	—

Total bonds available-for-sale	4,123,613	—	4,101,865	21,748

Total fixed maturity securities	13,103,447	—	13,012,970	90,477

Equity securities
Common stock
Consumer goods	216,592	216,592	—	—
Energy and utilities	193,265	193,265	—	—
Finance	173,579	173,579	—	—
Healthcare	108,509	108,509	—	—
Industrials	107,505	107,505	—	—
Information technology	170,301	170,301	—	—
Materials	32,009	32,009	—	—
Telecommunication services	44,128	44,128	—	—
Preferred stock	36,867	36,867	—

Total equity securities	1,082,755	1,082,755	—	—

Options	66,716	—	—	66,716
Mortgage loans on real estate	2,865,187	—	2,865,187	—
Short-term investments	486,206	—	486,206	—

Total financial assets	$17,604,311	$1,082,755	$16,364,363	$157,193

Financial liabilities:
Liability for embedded derivatives of equity-indexed annuities	$59,644	$—	$—	$59,644

Total financial liabilities	$59,644	$—	$—	$59,644

	Fair Value Measurement as of December 31, 2009 Using:
	Estimated Fair	Quoted Prices in		Significant
	Value at	Active Markets for	Significant Other	Unobservable
	December 31,	Identical Assets	Observable Inputs	Inputs
	2009	(Level 1)	(Level 2)	(Level 3)
Financial assets:
Fixed Maturity securities
Bonds held-to-maturity
U.S. treasury and other U.S. government corporations and agencies	$21,347	$—	$21,347	$—
States of the U.S. and political subdivisions of the states	247,878	—	247,878	—
Foreign governments	32,603	—	32,603	—
Corporate debt securities	6,644,056	—	6,635,387	8,669
Residential mortgage-backed securities	695,972	—	692,702	3,270
Commercial mortgage-backed securities	9,187	—	9,187	—
Collateralized debt securities	8,676	—	624	8,052
Other debt securities	46,757	—	46,757	—

Total bonds held-to-maturity	7,706,476	—	7,686,485	19,991

Bonds available-for-sale
U.S. treasury and other U.S. government corporations and agencies	3,886	—	3,886	—
States of the U.S. and political subdivisions of the states	558,035	—	558,035	—
Foreign governments	6,188	—	6,188	—
Corporate debt securities	3,253,012	—	3,238,004	15,008
Residential mortgage-backed securities	355,565	—	355,548	17
Collateralized debt securities	22,494	—	21,138	1,356
Other debt securities	14,370	—	14,370	—

Total bonds available-for-sale	4,213,550	—	4,197,169	16,381

Total fixed maturity securities	11,920,026	—	11,883,654	36,372

Equity securities
Common stock
Consumer goods	174,120	174,120	—	—
Energy and utilities	124,770	124,770	—	—
Finance	156,744	156,744	—	—
Healthcare	110,121	110,121	—	—
Industrials	87,430	87,430	—	—
Information technology	150,162	150,162	—	—
Materials	25,170	25,170	—	—
Mutual funds	66,202	66,202	—	—
Telecommunication services	40,035	40,035	—	—
Preferred stock	35,717	35,123	—	594

Total equity securities	970,471	969,877	—	594

Options	32,801	—	—	32,801
Mortgage loans on real estate	2,267,157	—	2,267,157	—
Short-term investments	636,823	—	636,823	—

Total financial assets	$15,827,278	$969,877	$14,787,634	$69,767

Financial liabilities:
Liability for embedded derivatives of equity-indexed annuities	$22,487	$—	$—	$22,487

Total financial liabilities	$22,487	$—	$—	$22,487

For assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the period, a reconciliation of the beginning and ending balances is shown below at estimated fair value (in thousands):

			Liability for
	Investment		Embedded
	Securities	Options	Derivatives	Total

Balance at December 31, 2008	$84,199	$6,157	$(6,208)	$84,148
Total realized and unrealized investment gains (losses)
Included in other comprehensive income	1,237	—	—	1,237
Net fair value change included in realized gains (losses)	416	—	—	416
Net gain for derivatives included in net investment income	—	5,381	—	5,381
Net fair value change included in interest credited	—	—	(16,279)	(16,279)
Purchases and settlements/maturities
Purchases	1,435	21,263	—	22,698
Sales	(559)	—	—	(559)
Settlements/maturities	(727)	—	—	(727)
Gross transfers into Level 3	—	—	—	—
Gross transfers out of Level 3	(49,035)	—	—	(49,035)

Balance at December 31, 2009	$36,966	$32,801	$(22,487)	$47,280

Total realized and unrealized investment gains (losses)
Included in other comprehensive income	1,461	—	—	1,466
Net fair value change included in realized losses	(289)	—	—	(283)
Net gain for derivatives included in net investment income	—	9,942	—	9,942
Net fair value change included in interest credited	—	—	(37,157)	(37,157)
Purchases and settlements/maturities
Purchases	65,033	34,709	—	99,749
Sales	(10,000)	—	—	(10,000)
Settlements/maturities	(2,362)	(10,736)	—	(13,098)
Gross transfers into Level 3	5,913	—	—	5,913
Gross transfers out of Level 3	(6,245)	—	—	(6,263)

Balance at December 31, 2010	$90,477	$66,716	$(59,644)	$97,549

The transfers into Level 3 were the result of existing securities no longer being priced by the third-party pricing service. In accordance with American National’s pricing methodology, these securities are being valued using similar techniques as the pricing service; however, the service-developed data is used in the process, which results in unobservable inputs and a corresponding transfer into Level 3.

The transfers out of Level 3 were securities now being priced by a third-party service, using inputs that are observable or derived from market data, which resulted in classification of these assets as Level 2.

There were no significant transfers between Level 1 and Level 2 fair value hierarchies.

8. DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs and premiums are shown below (in thousands):

			Accident	Property &
	Life	Annuity	& Health	Casualty	Total
Balance at January 1, 2008	$641,902	$400,673	$79,893	$128,817	$1,251,285

Additions	129,031	96,544	22,762	243,005	491,342
Amortization	(87,030)	(75,854)	(27,785)	(233,336)	(424,005)
Effect of change in unrealized gains on available-for-sale securities	29,242	135,695	—	—	164,937

Net change	71,243	156,385	(5,023)	9,669	232,274
Acquisitions	(729)	—	—	—	(729)
Foreign exchange effect	(166)	—	—	—	(166)

Balance at December 31, 2008	$712,250	$557,058	$74,870	$138,486	$1,482,664

Additions	77,161	126,769	16,729	256,758	477,417
Amortization	(78,697)	(64,756)	(21,746)	(248,607)	(413,806)
Effect of change in unrealized gains on available-for-sale securities	(38,651)	(176,643)	—	—	(215,294)

Net change	(40,187)	(114,630)	(5,017)	8,151	(151,683)

Balance at December 31, 2009	$672,063	$442,428	$69,853	$146,637	$1,330,981

Additions	80,789	117,090	18,087	265,634	481,600
Amortization	(78,826)	(72,521)	(22,973)	(267,185)	(441,505)
Effect of change in unrealized gains on available-for-sale securities	(12,649)	(40,001)	—	—	(52,650)

Net change	(10,686)	4,568	(4,886)	(1,551)	(12,555)

Balance at December 31, 2010	$661,377	$446,996	$64,967	$145,086	$1,318,426

Premiums
December 31, 2010	$282,160	$174,193	$263,294	$1,158,261	$1,877,908

December 31, 2009	$284,530	$220,284	$309,701	$1,159,509	$1,974,024

December 31, 2008	$299,338	$116,248	$290,883	$1,182,026	$1,888,495

Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.
Acquisitions relate to the purchase of various insurance portfolios under assumption reinsurance agreements. All amounts for the present value of future profits resulting from the acquisition of life insurance portfolios have been accounted for in accordance with ASC 944-20-S99-2, Accounting for Intangible Assets Arising from Insurance Contracts Acquired in a Business Combination,” and are immaterial in all periods presented.

Prior to its sale (see Note 19), acquisition costs for American National’s Mexican subsidiary were maintained in their functional currency of Mexican pesos, and translated into U.S. dollars for reporting purposes. Part of the change in deferred policy acquisition cost balance was due to differences in the exchange rate applied to the balance from period to period. The entire amount of this difference was reported in the shareholders’ equity section of the consolidated statements of financial position.

9. LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

American National establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of expected benefits to be paid reduced by the present value of expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected benefit payments and related expenses less the present value of expected net premiums. Assumptions as to mortality and persistency are based upon American National’s experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.0% to 8.0%.

Future policy benefit liabilities for acquired participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 5.5%) and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends. Participating business represented approximately 9.3% of American National’s life insurance in-force at December 31, 2010.

Future policy benefit liabilities for individual fixed deferred annuities after annuitization are equal to the present value of expected future payments. The interest rate used in establishing such liabilities is 5.0% for all policies in-force.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3.5% to 8.0%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3.0% to 7.5%.

Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. American National regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor’s experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

American National periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 2.0% to 5.5% (some annuities also offer a first year bonus ranging from 1.0% to 8.0%), less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

10. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Liabilities for unpaid claims and claim expenses for property and casualty insurance are included in the liability for policy and contract claims and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon American National’s historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Activities in the liability for accident and health and property and casualty unpaid claims and claim adjustment expenses are shown below (in thousands):

	2010	2009	2008

Balance at January 1	$1,219,233	$1,320,272	$1,265,500
Less reinsurance recoverables	266,530	380,520	364,715

Net beginning balance	952,703	939,752	900,785

Incurred related to:
Current	1,188,052	1,149,248	1,166,787
Prior years	(100,726)	(29,811)	(43,258)

Total incurred	1,087,326	1,119,437	1,123,529

Paid related to:
Current	715,422	697,773	716,528
Prior years	346,040	408,713	368,034

Total paid	1,061,462	1,106,486	1,084,562

Net balance	978,567	952,703	939,752
Plus reinsurance recoverables	235,855	266,530	380,520

Balance at December 31	$1,214,422	$1,219,233	$1,320,272

The balances at December 31 are included in Policy and contract claims in the consolidated statements of financial position.

The potential uncertainty generated by volatility in loss development profiles is adjusted for through the selection of loss development factor patterns for each line of insurance. The net and gross reserve calculations have shown favorable development for the last several years as a result of loss emergence compared to what was implied by the loss development patterns used in the original estimation of losses in prior years. Estimates for ultimate incurred claims and claims adjustment expenses attributable to insured events of prior years decreased by approximately $100,726,000 in 2010, $29,811,000 in 2009 and $43,258,000 in 2008.

11. REINSURANCE

American National reinsures portions of certain life insurance policies written, thereby providing a greater diversification of risk and managing exposure on larger risks. The maximum amount that would be retained by one life insurance company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life and $125,000 credit life (total $1,175,000). If individual, group and credit were in force in all companies at the same time, the maximum risk on any one life could be $2,425,000.

For the Property and Casualty segment, American National retains the first $1,000,000 of loss per risk. Reinsurance then covers the next $5,000,000 of property and liability losses per risk. Additional excess property per risk coverage is purchased to cover risks up to $15,000,000, and excess casualty clash coverage is maintained to cover losses up to $50,000,000. Excess casualty clash covers losses incurred as a result of one casualty event involving multiple policies, excess policy limits, and excess contractual obligations. Corporate catastrophe coverage is also in place for up to a $500,000,000 event with an additional $50,000,000 for non-California earthquake events.

American National remains primarily liable with respect to any reinsurance ceded, and would bear the entire loss if the assuming companies were to be unable to meet their obligations under any reinsurance treaties.

American National had amounts receivable from reinsurers totaling $355,188,000 and $371,654,000 at December 31, 2010 and 2009, respectively. Of this amount, $3,107,000 and $3,527,000, respectively, are the subject of litigation or are in dispute with the reinsurers involved. Management believes that any dispute that may arise would not have a material impact on American National’s consolidated financial statements.

The amounts in the consolidated financial statements include the impact of reinsurance. Information regarding the effect of reinsurance is shown below (in thousands):

	Years ended December 31,
	2010	2009	2008

Direct premiums	$2,049,426	$2,113,109	$2,117,400
Reinsurance premiums assumed from other companies	101,357	182,848	215,189
Reinsurance premiums ceded to other companies	(272,875)	(321,933)	(444,094)

Net premiums	$1,877,908	$1,974,024	$1,888,495

Life insurance in force and related reinsurance amounts are shown below (in thousands):

	December 31,
	2010	2009	2008

Direct life insurance in-force	$69,288,973	$68,584,383	$68,820,212
Reinsurance risks assumed from other companies	479,528	863,867	1,050,645

Total life insurance in-force	69,768,501	69,448,250	69,870,857
Reinsurance risks ceded to other companies	(31,616,049)	(31,347,876)	(31,241,255)

Net life insurance in-force	$38,152,452	$38,100,374	$38,629,602

12.	NOTES PAYABLE

American National’s real estate holding subsidiaries are partners in ventures determined to be a VIE and are consolidated in American National’s consolidated financial statements. The current portion and long-term portion of the notes payable to third-party lenders associated with these consolidated VIEs were $47,632,000 and $12,508,000, respectively at December 31, 2010. The interest rate on the current portion of the notes payable is equivalent to the Wall Street Journal prime rate minus half of one percent. The average interest rate on the current portion of the notes payable in 2010 was 2.75%. The long-term portion of the notes payable have interest rates equivalent to adjusted LIBOR plus 1.00% and 2.50% margins. The average interest rate on the long-term portion of the notes payable in 2010 was 4.63% and will mature in 2016 and 2049. Each of these notes is secured by the real estate owned through the respective venture entity, and American National’s liability for these notes is limited to the amount of its investment in the respective venture, which totaled $21,224,000 at December 31, 2010.

At December 31, 2009, the current portion and long-term portion of the notes payable to third-party lenders associated with the consolidated VIEs were $34,297,000 and $39,545,000, respectively. These notes have interest rates ranging from 5.95% to 8.07% and maturities from 2010 to 2020. Each of these notes is secured by the real estate owned through the respective venture entity, and American National’s liability for these notes is limited to the amount of its investment in the respective venture, which totaled $33,265,000 at December 31, 2009. The outstanding notes payable as of December 31, 2009 were not settled during 2010; however, they were derecognized from American National’s consolidated financial statements as a result of the adoption of ASU 2009-17, Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities.

13. FEDERAL INCOME TAXES

The federal income tax provisions vary from the amounts computed when applying the statutory federal income tax rate. A reconciliation of the effective tax rate for American National to the statutory federal income tax rate is shown below (in thousands, except percentages):

	Years ended December 31,
	2010		2009		2008
	Amount	Rate	Amount	Rate	Amount	Rate

Income tax expense (benefit) on pre-tax income	$70,918	35.0%	$(3,592)	35.0%	$(105,322)	35.0%
Tax-exempt investment income	(8,852)	(4.4)	(9,336)	91.0	(8,770)	2.9
Dividend exclusion	(5,173)	(2.6)	(8,422)	82.0	(12,002)	4.0
Miscellaneous tax credits, net	(7,715)	(3.8)	(6,963)	67.8	(5,835)	1.9
Other items, net	6,030	3.0	(2,715)	26.5	9,535	(3.1)

Total	$55,208	27.2%	$(31,028)	302.3%	$(122,394)	40.7%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities are shown below (in thousands):

	December 31,
	2010	2009
DEFERRED TAX ASSETS:
Investments, principally due to impairment losses	$106,445	$115,012
Investment in real estate and other invested assets principally due to investment valuation allowances	9,237	15,236
Policyholder funds, principally due to policy reserve discount	230,496	211,547
Policyholder funds, principally due to unearned premium reserve	31,840	31,312
Non-qualified pension	29,345	29,109
Participating policyholders’ surplus	31,180	28,505
Pension	37,759	35,765
Commissions and other expenses	13,870	20,978
Tax carryforwards	26,599	8,666
Other assets	—	181

Gross deferred tax assets	516,771	496,311

Valuation allowance	—	(400)

Net deferred tax assets	516,771	495,911

DEFERRED TAX LIABILITIES:
Available-for-sale securities, principally due to net unrealized gains	(195,840)	(114,861)
Investment in bonds, principally due to accrual of discount on bonds	(16,639)	(13,426)
Deferred policy acquisition costs, due to difference between GAAP and tax amortization methods	(350,981)	(356,014)
Property, plant and equipment, principally due to difference between GAAP and tax depreciation methods	(5,668)	(6,576)
Other liabilities	(1,380)	—

Gross deferred tax liabilities	(570,508)	(490,877)

Total net deferred tax asset (liability)	$(53,737)	$5,034

Management believes that a sufficient level of taxable income will be achieved to utilize the net deferred tax assets of the companies in the consolidated federal tax return. However, if not utilized beforehand, approximately $26,599,000 in ordinary loss tax carryforwards will expire at the end of tax year 2030.

American National maintained a reserve for unrecognized tax benefits in 2008. The reserve was removed during 2009 because the tax was fully settled. The reserve was included in the “Other Liabilities” line in the consolidated statements of financial position. The change in the reserve is shown below (in thousands):

	Years ended December 31,
	2010	2009	2008
Uncertain tax positions
Balance at beginning of year	$—	$1,054	$4,618
Settlements during the year	—	(1,054)	(3,564)

Balance at end of year	$—	$—	$1,054

American National recognizes interest expense and penalties related to uncertain tax positions. Interest expense and penalties are included in the “Other operating costs and expenses” line in the consolidated statements of operations. However, no interest expense was incurred as of December 31, 2010 or December 31, 2009 while approximately $268,000 was recognized as of December 31, 2008. Also, no provision for penalties was established for uncertain tax positions.

Management does not believe that there are any uncertain tax benefits that could be recognized within the next twelve months that would decrease American National’s effective tax rate.

The statute of limitations for the examination of federal income tax returns by the Internal Revenue Service (“IRS”) for years 2006 to 2009 has either been extended or has not expired. In the opinion of management, all prior year deficiencies have been paid or adequate provisions have been made for any tax deficiencies that may be upheld.

Federal income taxes totaling approximately $33,894,000 were paid to the Internal Revenue Service in 2010. Federal income taxes netting to approximately $46,818,000 were refunded by the IRS in 2009. Federal income taxes totaling approximately $14,572,000 were paid to the Internal Revenue Service in 2008.

14. COMPONENTS OF COMPREHENSIVE INCOME (LOSS)

The items included in comprehensive income (loss), other than net income (loss), are unrealized gains and losses on available-for-sale securities (net of adjustment to deferred policy acquisition costs), foreign exchange adjustments and pension liability adjustments. The details on the unrealized gains and losses included in comprehensive income (loss), and the related tax effects thereon, are shown below (in thousands):

	Before Federal	Federal Income	Net of Federal
	Income Tax	Tax Expense	Income Tax
December 31, 2010
Total holding gain during the period	$279,566	$97,815	$181,751
Reclassification adjustment for net gain realized in net income (loss)	(48,004)	(16,836)	(31,168)

Unrealized gains on securities	231,562	80,979	150,583
Adjustment to deferred policy acquisition costs	(52,650)	(18,428)	(34,222)
Unrealized gain on investments attributable to participating policyholders’ interest	(11,315)	(3,960)	(7,355)

Net unrealized gain component of comprehensive income	$167,597	$58,591	$109,006

December 31, 2009
Total holding gain during the period	$699,318	$244,558	$454,760
Reclassification adjustment for net loss realized in net income (loss)	47,503	16,494	31,009

Unrealized gains on securities	746,821	261,052	485,769
Adjustment to deferred policy acquisition costs	(215,294)	(75,352)	(139,942)
Unrealized gain on investments attributable to participating policyholders’ interest	(20,215)	(7,075)	(13,140)
Cumulative effect of change in accounting	77,555	27,144	50,411

Net unrealized gain component of comprehensive income	$588,867	$205,769	$383,098

December 31, 2008
Total holding loss during the period	$(1,064,970)	$(372,840)	$(692,130)
Reclassification adjustment for net loss realized in net income (loss)	372,194	130,208	241,986

Unrealized loss on securities	(692,776)	(242,632)	(450,144)
Adjustment to deferred policy acquisition costs	164,937	57,359	107,578
Unrealized losses on investments attributable to participating policyholders’ interest	16,520	5,782	10,738

Net unrealized gain component of comprehensive income	$(511,319)	$(179,491)	$(331,828)

15. STOCKHOLDERS’ EQUITY AND NONCONTROLLING INTERESTS

Common stock

American National has only one class of common stock with a par value of $1.00 per share and 50,000,000 authorized shares. The amounts outstanding at the dates indicated are shown below:

	December 31,
	2010	2009	2008
Common stock
Shares issued	30,832,449	30,832,449	30,832,449
Treasury shares	4,011,472	4,012,283	4,013,616
Restricted shares	261,334	261,334	339,001

Unrestricted outstanding shares	26,559,643	26,558,832	26,479,832

Stock-based compensation

American National has one stock-based compensation plan. Under this plan, American National can grant Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock (“RS”) Awards, Restricted Stock Units (“RSU”), Performance Rewards, Incentive Awards or any combination of these. The number of shares available for grants under the plan cannot exceed 2,900,000 shares, and no more than 200,000 shares may be granted to any one individual in any calendar year.

RS Awards entitle the participant to full dividend and voting rights. Unvested shares are restricted as to disposition, and are subject to forfeiture under certain circumstances. Compensation expense is recognized over the vesting period. The restrictions on these awards lapse after 10 years, and feature a graded vesting schedule in the case of the retirement of an award holder. Restricted stock has been granted, with a total of 340,334 shares granted at an exercise price of zero. These awards result in compensation expense to American National over the vesting period. The amount of compensation expense recorded was $2,695,000 in 2010, $3,733,000 in 2009, and $2,694,000 in 2008.

The SARs give the holder the right to compensation based on the difference between the price of a share of stock on the grant date and the price on the exercise date. The SARs vest at a rate of 20% per year for 5 years and expire 5 years after the vesting period. American National uses the Black-Scholes option pricing model to calculate the fair value and compensation expense for SARs. The fair value of the SARs was $16,700 and $1,613,000 at December 31, 2010 and 2009, respectively. Compensation income was recorded totaling $1,388,000 for the year ended December 31, 2010, while an expense of $1,997,000 was recorded for the year ended December 31, 2009, and income of $1,777,000 was recorded for the year ended December 31, 2008.

Beginning in 2010, RSUs are awarded as a result of achieving the objectives of a performance based incentive compensation plan. The RSUs generally vest after two years when they will be converted to American National’s common stock on a one for one basis. These awards result in compensation expense to American National over the vesting period. Compensation expense was recorded totaling $520,000 for the year ended December 31, 2010.

SAR, RS and RSU information for the periods indicated is shown below:

				RS Weighted-		RSU Weighted-
		SAR Weighted-		Average Grant		Average Grant
		Average Grant		Date Fair		Date Fair
	SAR Shares	Date Fair Value	RS Shares	Value	RS Units	Value

Outstanding at January 1, 2008	96,724	$97.84	253,000	$84.48	—	$—

Granted	96,917	115.92	86,001	116.48	—	—
Exercised	(4,109)	81.30	—	—	—	—

Outstanding at December 31, 2008	189,532	107.44	339,001	92.60	—	—

Granted	2,999	66.76	1,333	40.85	—	—
Exercised	(18,184)	92.50	(79,000)	57.39	—	—
Forfeited	(12,898)	105.46	—		—	—

Outstanding at December 31, 2009	161,449	108.53	261,334	102.98	—	—

Granted	2,411	109.62	—	—	10,230	109.29
Exercised	(9,533)	95.08	—	—	(811)	109.29
Forfeited	(7,100)	113.55	—	—	—	—
Expired	(2,500)	90.86	—	—	—	—

Outstanding at December 31, 2010	144,727	109.40	261,334	102.98	9,419	109.29

The weighted-average contractual remaining life for the 144,727 SAR shares outstanding as of December 31, 2010, is 4.4 years. The weighted-average exercise price, which is the same with the weighted-average grant date fair value above, for these shares is $109.40 per share. Of the shares outstanding, 87,553 are exercisable at a weighted-average exercise price of $106.57 per share.

The weighted-average contractual remaining life for the 261,334 RS shares outstanding as of December 31, 2010, is 5.9 years. The weighted-average price at the date of grant for these shares is $102.98 per share. None of the shares outstanding were exercisable.

The weighted-average contractual remaining life for the 9,419 RSUs authorized as of December 31, 2010, is 1.2 years. The weighted-average price at the date of grant for these units is $109.29 per share. None of the authorized units were exercisable.

Earnings (loss) per share

Basic earnings (loss) per share was calculated using a weighted-average number of shares outstanding of 26,559,035 at December 31, 2010, 26,528,832 at December 31, 2009 and 26,479,832 for 2008. The Restricted Stock resulted in diluted earnings per share as follows for 2010 and 2009. Due to the net losses incurred in 2008, diluted earnings per share equaled basic earnings per share.

	Years ended December 31,
	2010	2009	2008

Weighted average shares outstanding	26,559,035	26,528,832	26,479,832
Incremental shares from restricted stock	128,123	68,644	—

Total shares for diluted calculations	26,687,158	26,597,476	26,479,832

Net income (loss) from continuing operations attributable to American National Insurance Company and Subsidiaries	$145,301,000	$17,006,000	$(173,531,000)
Net income (loss) from discontinued operations	(1,275,000)	(1,381,000)	19,533,000

Net income (loss) attributable to American National Insurance Company and Subsidiaries	$144,026,000	$15,625,000	$(153,998,000)

Basic earnings (loss) per share from continued operations	$5.47	$0.64	$(6.55)
Basic earnings (loss) per share from discontinued operations	(0.05)	(0.05)	0.73

Basic earnings (loss) per share	$5.42	$0.59	$(5.82)

Diluted earnings (loss) per share from continued operations	$5.45	$0.64	$(6.55)
Diluted earnings (loss) per share from discontinued operations	(0.05)	(0.05)	0.73

Diluted earnings (loss) per share	$5.40	$0.59	$(5.82)

Dividends

American National’s payment of dividends to stockholders is restricted by statutory regulations. Generally, the restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and in the absence of special approval, limit the payment of dividends to the greater of statutory net gain from operations on an annual, non-cumulative basis, or 10% of statutory surplus. Additionally, insurance companies are not permitted to distribute the excess of stockholders’ equity, as determined on a GAAP basis over that determined on a statutory basis. At December 31, 2010 and 2009 American National’s statutory capital and surplus was $1,954,149,000 and $1,892,467,000, respectively.

Generally, the same restrictions on amounts that can transfer in the form of dividends, loans, or advances to the parent company apply to American National’s insurance subsidiaries. Dividends received by American National from its non-insurance subsidiaries amounted to $13,803,000 in 2010, $5,000,000 in 2009, and no dividends were received during 2008.

At December 31, 2010, approximately $1,396,736,000 of American National’s consolidated stockholders’ equity represents net assets of its insurance subsidiaries, compared to $1,406,599,000 at December 31, 2009. Any transfer of these net assets to American National would be subject to statutory restrictions and approval.

Noncontrolling interests

American National County Mutual Insurance Company (County Mutual) is a mutual insurance company that is owned by its policyholders. However, County Mutual has a management agreement, which effectively gives complete control of County Mutual to American National. As a result, County Mutual is included in the consolidated financial statements of American National. The interests that the policyholders of County Mutual have in the financial position of County Mutual is reflected as noncontrolling interest totaling $6,750,000 at December 31, 2010 and 2009.

American National’s wholly-owned subsidiary, ANTAC, Inc., is a partner in various joint ventures. ANTAC exercises significant control or ownership of these joint ventures, resulting in their consolidation into the American National consolidated financial statements. As a result of the consolidation, the interest of the other partners of the joint ventures is shown as noncontrolling interests. Noncontrolling interests were a net asset of $3,523,000 and liability of $5,205,000 in 2010 and 2009, respectively.

16. SEGMENT INFORMATION

American National and its subsidiaries are engaged principally in the insurance business. Management organizes the business into five operating segments:

•
The Life segment markets whole, term, universal and variable life insurance on a national basis primarily through employee and multiple-line agents, direct marketing channels and independent third-party marketing organizations.

•
The Annuity segment develops sells and supports fixed, equity-indexed, and variable annuity products. These products are primarily sold through independent agents and brokers, but are also sold through financial institutions, multiple-line agents and employee agents.

•
The Health segment’s primary lines of business are Medicare Supplement, employer medical stop loss, true group, other supplemental health products and credit disability insurance. Health products are typically distributed through independent agents and managing general underwriters.

•	The Property and Casualty segment writes personal, commercial and credit-related property insurance. These products are primarily sold through multiple-line agents and independent agents.

•	The Corporate and Other business segment consists of net investment income on the capital not allocated to the insurance lines and the operations of non-insurance lines of business.

The accounting policies of the segments are the same as those referred to in the summary of significant accounting policies. Many of the principal factors that drive the profitability of each operating segment are separate and distinct. All income and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate operating segment. Income and expenses not specifically attributable to policy transactions are allocated to each segment as follows:

•
Net investment income from fixed maturity assets (bonds and mortgage loans) is allocated based on the funds generated by each line of business at the average yield available from these fixed maturity assets at the time such funds become available.

•	Net investment income from all other assets is allocated to the operating segments in accordance with the amount of equity invested in each segment, with the remainder going to Corporate and Other.

•	Expenses are allocated to the lines based upon various factors, including premium and commission ratios within the respective operating segments.

•	Realized gains or losses on investments and equity in earnings of unconsolidated affiliates are allocated to Corporate and Other.

•
Federal income taxes have been applied to the net earnings of each segment based on a fixed tax rate. Any difference between the amount allocated to the segments and the total federal income tax amount is allocated to Corporate and Other.

Segment operating income provides pertinent and advantageous information to investors, as it represents the basis on which American National’s business performance is internally assessed by its chief operating decision makers. In 2008, the chief operating decision makers redefined the segment reporting structure into five operating segments according to the type of insurance products sold or services rendered.

The following tables summarize American National’s key financial measures used by the chief operating decision makers, including results of operations:

	Year ended December 31, 2010
				Property &	Corporate &
	Life	Annuity	Health	Casualty	Other	TOTAL
Premiums and Other Revenues:
Premiums	$282,160	$174,193	$263,294	$1,158,261	$—	$1,877,908
Other policy revenues	170,729	15,076	—	—	—	185,805
Net investment income	223,753	510,106	14,855	67,545	95,656	911,915
Other income (expenses)	3,547	(7,900)	10,384	8,192	3,175	17,398

Total operating revenues	680,189	691,475	288,533	1,233,998	98,831	2,993,026

Realized gains (losses) on investments	—	—	—	—	74,062	74,062

Total revenues	680,189	691,475	288,533	1,233,998	172,893	3,067,088

Benefits, Losses and Expenses:
Policy benefits	294,177	205,948	184,554	923,736	—	1,608,415
Interest credited to policy account balances	59,149	333,970	—	—	—	393,119
Commissions for acquiring and servicing policies	91,165	95,701	35,263	226,748	3	448,880
Other operating costs and expenses	178,619	62,791	49,634	124,410	38,692	454,146
Change in deferred policy acquisition costs	(1,963)	(44,569)	4,886	1,551	—	(40,095)

Total benefits, losses and expenses	621,147	653,841	274,337	1,276,445	38,695	2,864,465

Income (loss) from continuing operations before federal income taxes, and equity in losses of unconsolidated affiliates	59,042	37,634	14,196	(42,447)	134,198	202,623

Provision (benefit) for federal income taxes	19,484	12,419	4,685	(14,008)	32,628	55,208
Equity in losses of unconsolidated affiliates	—	—	—	—	(3,169)	(3,169)
Net loss attributable to noncontrolling interests	—	—	—	—	(1,055)	(1,055)

Income (loss) from continuing operations attributable to American National Insurance Company and Subsidiaries	39,558	25,215	9,511	(28,439)	99,456	145,301

Income (loss) from discontinued operations, net of income tax expense (benefit)	—	—	—	—	(1,275)	(1,275)

Net Income (loss) attributable to American National Insurance Company and Subsidiaries	$39,558	$25,215	$9,511	$(28,439)	$98,181	$144,026

Selected Data:
Total Assets	$4,968,385	$10,672,524	$558,970	$2,404,190	$2,808,969	$21,413,039

	Year ended December 31, 2009
				Property &	Corporate &
	Life	Annuity	Health	Casualty	Other	TOTAL
Premiums and Other Revenues:
Premiums	$284,530	$220,284	$309,701	$1,159,509	$—	$1,974,024
Other policy revenues	164,748	14,756	—	—	—	179,504
Net investment income	222,611	449,035	15,992	66,175	85,964	839,777
Other income (expenses)	2,720	(3,870)	10,382	7,064	2,704	19,000

Total operating revenues	674,609	680,205	336,075	1,232,748	88,668	3,012,305

Realized gains (losses) on investments	—	—	—	—	(73,855)	(73,855)

Total revenues	674,609	680,205	336,075	1,232,748	14,813	2,938,450

Benefits, Losses and Expenses:
Policy benefits	297,719	249,709	239,407	923,064	—	1,709,899
Interest credited to policy account balances	58,983	311,580	—	—	—	370,563
Commissions for acquiring and servicing policies	91,968	107,053	51,717	209,203	2	459,943
Other operating costs and expenses	185,048	59,254	62,134	124,266	41,218	471,920
Change in deferred policy acquisition costs	1,536	(62,013)	5,017	(8,151)	—	(63,611)

Total benefits, losses and expenses	635,254	665,583	358,275	1,248,382	41,220	2,948,714

Income (loss) from continuing operations before federal income taxes, and equity in losses of unconsolidated affiliates	39,355	14,622	(22,200)	(15,634)	(26,407)	(10,264)

Provision (benefit) for federal income taxes	12,987	4,825	(7,326)	(5,159)	(36,355)	(31,028)
Equity in losses of unconsolidated affiliates	—	—	—	—	(4,216)	(4,216)
Net loss attributable to noncontrolling interests	—	—	—	—	(458)	(458)

Income (loss) from continuing operations attributable to American National Insurance Company and Subsidiaries	26,368	9,797	(14,874)	(10,475)	6,190	17,006

Income (loss) from discontinued operations, net of income tax expense (benefit)	—	—	—	—	(1,381)	(1,381)

Net Income (loss) attributable to American National Insurance Company and Subsidiaries	$26,368	$9,797	$(14,874)	$(10,475)	$4,809	$15,625

Selected Data:
Total Assets	$4,875,165	$9,683,972	$613,539	$2,066,477	$2,910,354	$20,149,507

	Year ended December 31, 2008
				Property &	Corporate &
	Life	Annuity	Health	Casualty	Other	TOTAL
Premiums and Other Revenues:
Premiums	$299,338	$116,248	$290,883	$1,182,026	$—	$1,888,495
Other policy revenues	154,984	19,915	—	—	—	174,899
Net investment income	226,643	374,023	16,566	69,348	108,862	795,442
Other income (expenses)	3,767	(5,718)	13,252	8,973	2,503	22,777

Total operating revenues	684,732	504,468	320,701	1,260,347	111,365	2,881,613

Realized gains (losses) on investments	—	—	—	—	(379,034)	(379,034)

Total revenues	684,732	504,468	320,701	1,260,347	(267,669)	2,502,579

Benefits, Losses and Expenses:
Policy benefits	296,078	142,867	223,055	939,854	—	1,601,854
Interest credited to policy account balances	62,221	237,612	—	—	—	299,833
Commissions for acquiring and servicing policies	126,813	79,213	43,219	226,100	—	475,345
Other operating costs and expenses	222,908	45,491	69,961	132,601	22,946	493,907
Change in deferred policy acquisition costs	(42,103)	(20,690)	5,023	(9,669)	—	(67,439)

Total benefits, losses and expenses	665,917	484,493	341,258	1,288,886	22,946	2,803,500

Income (loss) from continuing operations before federal income taxes, and equity in losses of unconsolidated affiliates	18,815	19,975	(20,557)	(28,539)	(290,615)	(300,921)

Provision (benefit) for federal income taxes	6,209	6,592	(6,784)	(9,418)	(118,993)	(122,394)
Equity in losses of unconsolidated affiliates	—	—	—	—	4,965	4,965
Net loss attributable to noncontrolling interests	—	—	—	—	(31)	(31)

Income (loss) from continuing operations attributable to American National Insurance Company and Subsidiaries	12,606	13,383	(13,773)	(19,121)	(166,626)	(173,531)

Income (loss) from discontinued operations, net of income tax expense (benefit)	18,728	—	—	—	805	19,533

Net Income (loss) attributable to American National Insurance Company and Subsidiaries	$31,334	$13,383	$(13,773)	$(19,121)	$(165,821)	$(153,998)

Selected Data:
Total Assets	$4,823,465	$8,265,270	$759,089	$2,248,514	$2,283,101	$18,379,439

17. PENSION AND POSTRETIREMENT BENEFITS

Pension benefits

American National and its subsidiaries have one active, tax-qualified, defined-benefit pension plan and one inactive plan. The active plan has three separate noncontributory programs. One of the programs covers Career Sales and Service Division agents and managers. The other two programs cover salaried and management employees and corporate clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee’s compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee’s career average earnings and years of service.

The inactive tax-qualified defined-benefit pension plan covers employees of the Farm Family companies hired prior to January 1, 1997. Effective January 1, 1997, benefits through this plan were frozen, and no new participants have been added. American National also sponsors for key executives three non-tax-qualified pension plans that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

Effective 2008, American National changed its measurement date for its defined benefit plans from September 30 to December 31, using the alternative method specified in accounting guidance, for the one qualified plan that was not already using a December 31 date. The effect of this change was an additional periodic benefit cost of $1,770,000 (net of tax) which was charged directly to retained earnings in 2008.

Amounts recognized in the consolidated statements of financial position consist of (in thousands):

	2010	2009
Reconciliation of benefit obligation:
Obligation at January 1,	$360,374	$328,783
Service cost benefits earned during period	12,937	11,163
Interest cost on projected benefit obligation	20,884	20,319
Actuarial gain	17,652	19,141
Benefits paid	(16,674)	(19,032)

Obligation at December 31,	395,173	360,374

Reconciliation of fair value of plan assets:
Fair value of plan assets at January 1,	184,500	149,874
Actual return on plan assets	20,559	28,729
Employer contributions	24,422	24,929
Benefits paid	(16,674)	(19,032)

Fair value of plan assets at December 31,	212,807	184,500

Funded status at December 31,	$(182,366)	$(175,874)

The components of the combined net periodic benefit cost for the defined benefit pension plans are shown below (in thousands):

	Years ended December 31,
	2010	2009	2008

Service cost	$12,937	$11,163	$9,974
Interest cost	20,884	20,319	19,003
Expected return on plan assets	(15,637)	(13,736)	(13,571)
Amortization of prior service cost	2,324	3,469	3,469
Amortization of net gain	7,713	9,134	4,412

Net periodic benefit cost	$28,221	$30,349	$23,287

Amounts related to the defined benefit pension plans recognized as a component of other comprehensive income (loss) are shown below (in thousands):

	Years ended December 31,
	2010	2009	2008

Prior service cost	$2,324	$3,469	$3,469
Net actuarial gain (loss)	(4,969)	4,909	(57,385)
Deferred tax benefit (expense)	926	(2,932)	18,871

Other comprehensive income (loss), net of tax	$(1,719)	$5,446	$(35,045)

The estimated net loss and prior service cost for the plan that will be amortized out of accumulated other comprehensive income into the net periodic benefit cost over the next fiscal year are $8,081,000 and $0, respectively. Amounts recognized as a component of accumulated other comprehensive income (loss) that have not been recognized as a component of the combined net periodic benefit cost of the defined benefit pension plans, are shown below (in thousands):

	Years ended December 31,
	2010	2009

Prior service cost	$—	$(2,324)
Net actuarial loss	(100,820)	(95,851)
Deferred tax benefit	35,287	34,361

Amounts included in accumulated other comprehensive income (loss)	$(65,533)	$(63,814)

The weighted average assumptions used in the measurement of American National's benefit obligation are shown below:

	Used for Net	Used for Benefit
	Benefit Cost in Fiscal Year	Obligations
	1/1/2010 to 12/31/2010	as of 12/31/2010

Discount rate	6.17%	5.34%
Rate of compensation increase	4.20%	3.78%
Long-term rate of return	7.65%	7.65%

American National’s funding policy for the pension plans is to make annual contributions in accordance with the minimum funding standards of the Employee Retirement Income Security Act of 1974. The unfunded plans will be funded out of general corporate assets when necessary. American National contributed $24,422,000, $24,929,000, and $19,700,000 to the qualified pension plan in 2010, 2009 and 2008, respectively. American National and its affiliates expect to contribute $17,100,000 to its qualified pension plan in fiscal year 2011.

The following table shows pension benefit payments, which reflect expected future service as appropriate, that are expected to be paid (in thousands):

Pension Benefit Payments

2011	$23,246
2012	21,313
2013	20,771
2014	25,135
2015	27,798
2016-2020	147,677

The fair values of American National’s pension plan assets by asset category are shown below (in thousands):

	December 31, 2010
		Quoted Prices in	Significant
		Active Markets for	Observable
		Identical Assets	Inputs
	Total	(Level 1)	(Level 2)
Asset Category
Corporate debt securities	$72,003	$—	$72,003
Residential mortgage-backed securities	320	—	320
Equity securities by sector:
Consumer goods	25,992	25,992	—
Energy	14,143	14,143	—
Finance	17,254	17,254	—
Healthcare	11,459	11,459	—
Industrials	10,146	10,146	—
Information technology	17,500	17,500	—
Materials	2,411	2,411	—
Telecom services	4,432	4,432	—
Utilities	3,150	3,150	—
Commercial paper	30,801	—	30,801
Money market	14	14	—
Unallocated group annuity contract	2,811	—	2,811
Contribution receivable	276	276	—
Other	95	95	—

Total	$212,807	$106,872	$105,935

American National utilizes third-party pricing services to estimate fair value measurements of their pension plan assets. Refer to Note 7 for further information concerning the valuation methodologies and related inputs utilized by the third-party pricing services. The pension plans have no level 3 assets.

The Corporate debt securities category, in the above table, represents investment grade bonds of U.S and foreign issuers from diverse industries, with a maturity of 1 to 30 years. Foreign bonds acquired by American National must be Investment Grade, denominated and payable in U.S. Dollars, and in the aggregate shall not exceed 20% of the bond portfolio without approval of American National’s Finance Committee.

Residential mortgage-backed securities represents asset-backed securities with a maturity date 1 to 30 years with a rating of NAIC 1 or 2.

Equity portfolio managers are allowed to choose the degree of concentration in various issues and industry sectors for the equity securities. However, the initial purchase of a single company should not exceed 5% of the equity portfolio market value. Permitted securities are those listed on the New York Stock Exchange, the American Stock Exchange, principal regional exchanges and in over-the-counter securities for which there is an active market providing ready marketability of the specific security.

The commercial paper category represents investments with a credit rating of A-2 Moody’s or P-2 by Standard & Poor’s with at least BBB rating on the issuer’s outstanding debt, or selected issuers with no outstanding debt.

The investment policy for the qualified retirement plan assets is designed to provide the highest return possible commensurate with sound and prudent underwriting practices. The investment diversification goals are to have investments in cash and cash equivalents as necessary for liquidity, debt securities up to 100% and equity securities up to 60% of the total invested plan assets. The amount invested in any particular investment is limited based on credit quality, and no single investment is allowed to be more than 5% of the total invested assets.

The overall expected long-term rate of return on assets assumption is based upon a building-block method, whereby the expected rate of return on each asset class is broken down into three components: (1) inflation, (2) the real risk-free rate of return (i.e., the long-term estimate of future returns on default-free U.S. government securities), and (3) the risk premium for each asset class (i.e., the expected return in excess of the risk-free rate). All three components are based primarily on historical data.

While the precise expected return derived using the above approach will fluctuate somewhat from year to year, American National’s policy is to hold this long-term assumption constant as long as it remains within a reasonable tolerance from the derived rate.

Postretirement life and health benefits

American National and its subsidiaries provide certain health and/or dental benefits to retirees.  Participation in these plans is limited to current retirees and their dependents who met certain age and length of service requirements. No new participants will be added to these plans in the future.

The primary retiree health benefit plan provides major medical benefits for participants under the age of 65 and Medicare Supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plan is contributory, with American National’s contribution limited to $80 per month for retirees and spouses under the age of 65 and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by American National, are to be contributed by the retirees.

The accrued postretirement benefit obligation, included in the liability for retirement benefits, was $5,087,000 and $5,035,000 at December 31, 2010 and 2009, respectively. These amounts were approximately equal to the unfunded accumulated postretirement benefit obligation. Since American National’s contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated postretirement benefit obligation.

Under American National and its subsidiaries’ various group benefit plans for active employees, life insurance benefits are provided upon retirement for eligible participants who meet certain age and length of service requirements.

Savings plans

In addition to the defined benefit pension plans, American National sponsors one defined contribution plan for all employees excluding those of the Farm Family companies, and an incentive savings plan for employees of the Farm Family companies. The defined contribution plan (401(k) plan) allows employees to contribute up to the maximum allowable amount as determined by the IRS. American National does not contribute to the defined contribution plan. Company contributions are made under the incentive savings plan for the Farm Family companies, with a discretionary portion based on the profits earned by the Farm Family companies. The expense associated with this plan was $1,588,000 for 2010, $1,441,000 for 2009, and $2,795,000 for 2008.

18. COMMITMENTS AND CONTINGENCIES

Commitments

American National and its subsidiaries lease insurance sales office space in various cities. The remaining long-term lease commitments at December 31, 2010, were approximately $3,429,000.

In the ordinary course of their operations, American National and its subsidiaries had commitments outstanding at December 31, 2010, to purchase, expand or improve real estate, to fund mortgage loans, and to purchase other invested assets aggregating $275,038,000, of which $270,765,000 is expected to be funded in 2011. The remaining balance of $4,273,000 will be funded in 2012 and beyond. As of December 31, 2010, all of the mortgage loan commitments have fixed interest rates.

In September 2010 American National renewed a 365-day $100,000,000 short-term variable rate borrowing facility containing a $55,000,000 subfeature for the issuance of letters of credit. Borrowings under the facility are at the discretion of the lender and would be used only for funding American National’s working capital requirements. The combination of borrowings and outstanding letters of credit cannot exceed $100,000,000 at any time. As of December 31, 2010 and 2009 the outstanding letters of credit were $37,452,000 and $36,205,000, respectively, and there were no borrowings on this facility to meet working capital requirements.

Guarantees

In the normal course of business, American National has guaranteed bank loans for customers of a third-party marketing operation. The bank loans are used to fund premium payments on life insurance policies issued by American National. The loans are secured by the cash values of the life insurance policies. If the customer were to default on the bank loan, American National would be obligated to pay off the loans. As the cash values of the life insurance policies always equals or exceeds the balance of the loans, management does not foresee any loss on these guarantees. The total amount of the guarantees outstanding as of December 31, 2010, was approximately $206,513,000, while the total cash values of the related life insurance policies was approximately $210,727,000.

Litigation

As previously reported, American National was a defendant in a lawsuit related to the alleged inducement of another company’s insurance agents to become agents of American National (Farm Bureau Life Insurance Company and Farm Bureau Mutual Insurance Company v. American National Insurance Company et al., U.S. District Court for the District of Utah, filed July 23, 2003). Plaintiffs initially alleged that American National improperly induced agents to leave Plaintiffs and join American National, asserting claims against American National for inducing one of Plaintiffs’ managers to breach duties allegedly owed to Plaintiffs as well as claims against American National for misappropriation of trade secrets, tortuous interference with contractual relationships, business disparagement, libel, defamation, civil conspiracy, unjust enrichment and unfair competition. By the time of trial, some claims had been dismissed; however, Plaintiffs' surviving claims continued to allege that their damages from the wrongful conduct exceeded $3.9 million, and Plaintiffs also sought punitive damages. The jury reached a verdict adverse to American National, in the total amount of approximately $63.4 million, of which approximately $60.0 million represented punitive damages; however, the court subsequently reduced the punitive damages award, resulting in a total award of approximately $7.1 million against American National. An appeal was taken to the Tenth Circuit Court of Appeals.  The Tenth Circuit reversed and vacated entirely the award of punitive damages and affirmed the district court’s award of compensatory damages in the amount of $3.6 million. American National has accrued an appropriate amount for resolution of this case, including attorneys’ fees, and believes that any additional amounts necessary will not be material to the consolidated financial statements.

As previously reported, American National is a defendant in a putative class action lawsuit wherein the Plaintiff proposes to certify a class of persons who purchased certain American National proprietary deferred annuity products in the State of California (Rand v. American National Insurance Company, U.S. District Court for the Northern District of California, filed February 12, 2009). Plaintiff alleges that American National violated the California Insurance, Business and Professions, Welfare and Institutions, and Civil Codes through its fixed and equity-indexed deferred annuity sales and marketing practices by not sufficiently providing proper disclosure notices on the nature of surrender fees, commissions and bonus features and not considering the suitability of the product. Certain claims raised by Plaintiff relate to sales of annuities to the elderly. Plaintiff seeks statutory penalties, restitution, interest, penalties, attorneys’ fees, punitive damages and rescissionary and/or injunctive relief in an unspecified amount. Discovery in this case is ongoing. If necessary, class certification issues may be briefed and argument heard by the Court in early to mid 2011. In September 2010, the Court granted partial summary judgment for American National due to the nonexistence of certain California Insurance Code violations, and granted partial summary judgment against American National as to whether the Plaintiff received a disclosure notice required by the California Insurance Code. Plaintiff contends that the alleged disclosure violation will support a California Unfair Competition Law claim. American National believes that it has meritorious defenses; however, no prediction can be made as to the probability or remoteness of any recovery against American National.

American National and certain subsidiaries are also defendants in various other lawsuits concerning alleged failure to honor certain loan commitments, alleged breach of certain agency and real estate contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and other litigation arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. After reviewing these matters with legal counsel, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on American National’s consolidated financial position or results of operations. However, these lawsuits are in various stages of development, and future facts and circumstances could result in management’s changing its conclusions.

In addition, it should be noted that the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continue to create the potential for an unpredictable judgment in any given lawsuit. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on the consolidated financial statements.

19. DISCONTINUED OPERATIONS

On December 31, 2010, the Company sold its wholly-owned broker-dealer subsidiary, Securities, Management & Research, Inc. (“SM&R”), pursuant to a Stock Purchase Agreement American National agreed to sell all of the outstanding capital stock of SM&R to a third-party financial services corporation. The sale qualifies for discontinued operations accounting and accordingly, the results of operations for this subsidiary are presented as discontinued operations in American National’s consolidated statements of operations for all periods presented. The sale resulted in a $1 million loss before taxes for the year-ended 2010, which is presented as “Loss on sale” in the table below. SM&R had previously been a component of the Corporate and Other segment.

The following table summarizes income (loss) from discontinued operations:

	Years ended December 31,
	2010	2009	2008

Revenues:
Net investment income	$145	$328	$735
Realized investments gains (losses)	847	(1,842)	(675)
Other Income	9,919	12,843	16,002

Total revenues	10,911	11,329	16,062

Expenses
Other operating costs	11,842	13,430	14,797
Taxes, licenses and fees	69	59	96

Total expenses	11,911	13,489	14,893

Income (loss) from discontinued operations	(1,000)	(2,160)	1,169

Loss on sale	(1,000)	—	—

Income (loss) from discontinued operations before income tax expense (benefit)	(2,000)	(2,160)	1,169

Income tax expense (benefit)	(725)	(779)	364

Income (loss) from discontinued operations, net of tax	$(1,275)	$(1,381)	$805

On December 4, 2008, our life insurance business in Mexico, American National de Mexico, Compania de Seguros de Vida, S.A. de C.V., along with non-insurance affiliates Servicios de Administracion American National S.A. de C.V. and American National Promotora de Ventas S.A. de C.V. were sold to a third party. Accordingly, the business is accounted for as a discontinued operation within the Life segment.

The Mexico operation reported a $3,330,000 in pretax losses for 2008. The sale resulted in a loss on sale of discontinued operations of $1,890,000 before taxes. As part of the sale, a $22,059,000 income tax benefit was reported in 2008 because the tax basis of the investment in American National de Mexico exceeded the financial statement carrying value.

Cash flows related to discontinued operations have been combined with cash flows from continuing operations within each category of the statements of cash flows, the effect of which is immaterial to all periods presented.

20. RELATED-PARTY TRANSACTIONS

American National has entered into recurring transactions and agreements with certain related parties as a part of its ongoing operations. These include mortgage loans, management contracts, agency commission contracts, marketing agreements, accident and health insurance contracts and legal services. The impact on the consolidated financial statements of the significant related-party transactions for the periods indicated, is shown below (in thousands):

		Dollar Amount of Transactions		Amount due to
		Years ended December 31,		Years ended December 31,
Related Party	Financial Statement Line Impacted	2010	2009	2010	2009

Gal-Tex Hotel Corporation	Mortgage loans on real estate	$924	$860	$10,951	$11,875
Gal-Tex Hotel Corporation	Net investment income	831	895	66	72
Gal-Tex Hotel Corporation	Other operating costs and expenses	254	280	21	20
Gal-Tex Hotel Corporation	Accident and health premiums	56	56	56	—
Moody Insurance Group, Inc.	Commissions for acquiring and servicing policies	3,124	2,813	717	388
Moody Insurance Group, Inc.	Other operating costs and expenses	135	171	—	—
National Western Life Ins.	Accident and health premiums	135	226	14	—
National Western Life Ins.	Other operating costs and expenses	1,328	1,300	71	—
Moody Foundation	Accident and health premiums	263	276	7	—
Greer, Herz and Adams, LLP	Other operating costs and expenses	10,785	9,300	251	370

Information Regarding Related Parties and Transactions

Mortgage Loans to Gal-Tex Hotel Corporation (“Gal-Tex”): The Moody Foundation and the Libbie Shearn Moody Trust own 34.0% and 50.2%, respectively, of Gal-Tex Hotel Corporation (“Gal-Tex”). The Moody Foundation and the Libbie Shearn Moody Trust also own approximately 22.9% and 37.1%, respectively, of American National. American National held a first mortgage loan issued to Gal-Tex secured by hotel property in San Antonio, Texas. This loan was originated in 1999, had a balance of $10,951,000 as of December 31, 2010, has a current interest rate of 7.30%, and has a final maturity date of April 1, 2019. This loan is current as to principal and interest payments. Such loan impacts the “Mortgage loans on real estate” and “Net investment income” lines of the consolidated financial statements.

Management Contracts with Gal-Tex: American National entered into management contracts with Gal-Tex for the management of a hotel and adjacent fitness center owned by us. Such contracts can be terminated upon thirty days’ prior written notice. Payments by us to Gal-Tex pursuant to these management contracts impact the “Other operating costs and expenses” line of the consolidated statements of operations.

Transactions with Moody Insurance Group, Inc.: Robert L. Moody, Jr. (“RLM Jr.”) is the son of American National’s Chairman and Chief Executive Officer, brother of two of American National’s directors, and he is one of American National’s advisory directors. RLM Jr., mainly through his wholly-owned insurance agency, Moody Insurance Group, Inc. (“MIG”), has entered into a number of agency agreements with American National and some of its subsidiaries in connection with the marketing of insurance products.

MIG and American National are also parties to a Consulting and Special Marketing Agreement concerning development and marketing of new products. In addition to consulting fees paid under such agreement, compensation also includes dividends on shares of American National’s Restricted Stock granted to MIG as a consultant. Such compensation impacts the “Other operating costs and expenses” line of the consolidated statements of operations.

Health Insurance Contracts with Certain Affiliates: American National’s Merit Plan is insured by National Western Life Insurance Company (“National Western”). Robert L. Moody, Sr., American National’s Chairman of the Board and Chief Executive Officer, is also the Chairman of the Board, Chief Executive Officer, and controlling stockholder of National Western. The Merit Plan is an insured medical plan that supplements American National’s core medical insurance plan for certain officers by providing coverage for co-pays, deductibles, and other out-of-pocket expenses that are not covered by the core medical insurance plan, limited to medical expenses that could be deducted by the recipient for federal income tax purposes. Payments made to National Western in connection with the Merit Plan impact the “Other costs and expenses” line of the consolidated statements of operations.

In addition, American National insures substantially similar plans offered by National Western, Gal-Tex, and The Moody Foundation to certain of their officers. American National also insures The Moody Foundation’s basic health insurance plan. Payments received related to this coverage are reflected in the “Accident and health premiums” line of our consolidated statements of operations.

Transactions with Greer, Herz & Adams, L.L.P.: Irwin M. Herz, Jr. is American National’s advisory director and a Partner with Greer, Herz Adams, L.L.P. which serves as American National’s General Counsel. Legal fees and reimbursements of expenses in connection with such firm’s services as American National’s General Counsel and for all of its subsidiaries are reflected in the “Other operating costs and expenses” line of the consolidated statements of operations.

21. SELECTED QUARTERLY FINANCIAL DATA

Supplementary Financial Information

The unaudited selected quarterly financial data is shown below (in thousands, except per share data):

	Three Months Ended
	March 31,		June 30,		September 30,		December 31,
	2010	2009	2010	2009	2010	2009	2010	2009

Total revenues	$748,733	$650,650	$744,540	$724,301	$790,456	$776,868	$783,359	$786,631
Total benefits, losses and expenses	706,364	725,517	716,730	736,648	710,822	741,974	730,549	744,575
Income (loss) from continuing operations before federal income tax and equity in earnings of unconsolidated affiliates	42,369	(74,867)	27,810	(12,347)	79,634	34,894	52,810	42,056
Provision (benefit) for federal income taxes	10,016	(30,343)	3,307	(10,707)	31,257	3,178	10,628	6,844
Equity in earnings (losses) of unconsolidated affiliates, net of tax	7	(1,937)	62	(3,180)	(144)	2,110	(3,094)	(1,209)
Income (loss) from continuing operations	32,360	(46,461)	24,565	(4,820)	48,233	33,826	39,088	34,003
Income (loss) from discontinued operations, net of income tax expense (benefit)	223	(1,233)	1,778	(103)	(513)	122	(2,763)	(167)
Net income (loss)	32,583	(47,694)	26,343	(4,923)	47,720	33,948	36,325	33,836
Net income (loss) attributable to noncontrolling interest	(2,195)	(1)	(279)	(568)	664	1,248	755	(1,137)
Net income (loss) attributable to American National Insurance Company and subsidiaries	34,778	(47,693)	26,622	(4,355)	47,056	32,700	35,570	34,973

Earnings (loss) per share attributable to American National Insurance Company and subsidiaries:
Basic	1.31	(1.80)	1.00	(0.16)	1.77	1.23	1.34	1.32
Diluted	1.30	(1.80)	1.00	(0.16)	1.76	1.23	1.33	1.32

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE I — SUMMARY OF INVESTMENTS — OTHER THAN INVESTMENTS IN RELATED PARTIES
(in thousands)
	December 31, 2010
			Amount at Which
			Shown in the
			Consolidated
			Statements
	Cost or	Estimated	of Financial
Type of Investment	Amortized Cost (1)	Fair Value	Position

Fixed maturities:
Bonds held-to-maturity:
U.S.treasury and other U.S. government corporations and agencies	$23,117	$23,405	$23,117
States of the U.S. and political subdivisions of the states	422,249	422,446	422,249
Foreign governments	29,020	33,930	29,020
Corporate debt securities	7,293,501	7,738,777	7,293,501
Residential mortgage-backed securities	661,516	691,820	661,516
Commercial mortgage-backed securities	31,340	13,582	31,340
Collateralized debt securities	8,562	8,315	8,562
Other debt securities	44,245	47,559	44,245
Bonds available-for-sale:
U.S.treasury and other U.S. government corporations and agencies	13,268	13,907	13,907
States of the U.S. and political subdivisions of the states	583,163	594,112	594,112
Foreign governments	5,000	6,967	6,967
Corporate debt securities	3,030,671	3,201,569	3,201,569
Residential mortgage-backed securities	259,560	271,393	271,393
Collateralized debt securities	19,468	20,709	20,709
Other debt securities	14,187	14,956	14,956

Total fixed maturity securities	12,438,867	13,103,447	12,637,163

Equity securities:
Common stocks:
Consumer goods	154,106	216,592	216,592
Energy and utilities	121,727	193,265	193,265
Finance	119,975	173,579	173,579
Healthcare	78,256	108,509	108,509
Industrials	59,856	107,505	107,505
Information technology	108,178	170,301	170,301
Materials	16,469	32,009	32,009
Telecommunication services	31,678	44,128	44,128
Preferred stock	30,420	36,867	36,867

Total equity securities	720,665	1,082,755	1,082,755

Other Investments
Mortgage loans on real estate, net of allowance	2,679,909	2,865,187	2,679,909
Investment real estate, net of accumulated depreciation	506,772		506,772
Real estate acquired in satisfaction of debt	14,996		14,996
Policy loans	380,505	380,505	380,505
Options	66,716	66,716	66,716
Other long-term investments	52,535		52,535
Short-term investments	486,206	486,206	486,206

Total other investments	4,187,639	3,798,614	4,187,639

Total investments	$17,347,171	$17,984,816	$17,907,557

(1)
Original cost of equity securities and, as to fixed maturity securities, original cost reduced by repayments and valuation write-downs and adjusted for amortization of premiums or accrual of discounts.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)
SCHEDULE II — CONDENSED FINANCIAL INFORMATION OF REGISTRANT
(In thousands)

	Years ended December 31,
Condensed Statements of Operations	2010	2009	2008

Revenues
Premium and policy revenue	$735,727	$812,007	$691,885
Net investment income	760,630	692,993	643,855
Realized gain (loss) on investments	46,561	(9,047)	9,601
Other-than-temporary impairments	(43)	(21,113)	(152,840)
Other income	2,114	5,346	6,576

Total revenues	1,544,989	1,480,186	1,199,077

Expenses
Policy benefits	505,916	596,729	471,590
Other operating costs and expenses	820,240	804,583	771,899

Total expenses	1,326,156	1,401,312	1,243,489

Income (loss) from continuing operations before federal income tax, and equity in earnings of unconsolidated affiliates and subsidiaries	218,833	78,874	(44,412)

Provision (benefit) for federal income taxes	78,823	26,698	(15,844)
Equity in earnings (losses) of unconsolidated affiliates and subsidiaries, net of tax	4,016	(36,551)	(125,430)

Net income (loss)	$144,026	$15,625	$(153,998)

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.
See accompanying Report of Independent Registered Public Accounting Firm

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)
SCHEDULE II — CONDENSED FINANCIAL INFORMATION OF REGISTRANT
(In thousands)

	December 31,
Condensed Statements of Financial Position	2010	2009

Assets
Fixed maturity securities	$9,545,996	$8,584,578
Equity securities	43,072	68,295
Mortgage loans on real estate, net of allowance	2,708,023	2,342,630
Other invested assets	1,739,574	1,872,011
Investment in subsidiaries	1,704,346	1,669,054
Deferred policy acquisition costs	1,040,332	1,034,550
Separate account assets	780,563	718,378
Other assets	607,342	651,047

Total assets	18,169,248	16,940,543

Liabilities
Policyholder funds	2,860,340	2,737,141
Policy account balances	9,810,671	8,937,965
Separate account liabilities	780,563	718,378
Other liabilities	1,085,023	1,086,605

Total liabilities	14,536,597	13,480,089

Shareholders’ equity
Common stock	30,832	30,832
Additional paid-in capital	15,190	11,986
Accumulated other comprehensive income	225,212	117,649
Retained earnings	3,459,911	3,398,492
Treasury stock at cost	(98,494)	(98,505)

Total stockholders’ equity	3,632,651	3,460,454

Total liabilities and stockholders’ equity	$18,169,248	$16,940,543

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.
See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)
SCHEDULE II — CONDENSED FINANCIAL INFORMATION OF REGISTRANT
(In thousands)

	Years Ended December 31,
Condensed Statements of Cash Flows	2010	2009	2008
Operating activities
Net income (loss)	$144,026	$15,625	$(153,998)
Adjustments to reconcile net income to net cash provided operating activities:
Realized (gain) loss on investments	(46,561)	9,047	(9,601)
Other-than-temporary impairment	43	21,113	152,840
Amortization of discounts and premiums on bonds	10,979	8,256	10,345
Net capitalized interest on policy loans and mortgage loans	(26,533)	(24,331)	5,896
Depreciation	21,511	23,679	9,121
Interest credited to policy account balances	364,107	341,184	272,700
Charges to policy account balances	(175,846)	(170,071)	(165,354)
Deferred federal income tax (benefit) expense	15,006	(17,579)	(87,389)
Deferral of policy acquisition costs	(262,291)	(259,565)	(437,287)
Amortization of deferred policy acquisition costs	211,423	202,354	221,432
Equity in earnings of unconsolidated affiliates	(6,027)	(3,175)	(378)
Net (income) loss of subsidiaries	2,011	34,726	125,808
Dividends from subsidiaries	—	5,000	—
Changes in:
Policyholder fund liabilities	74,647	38,149	49,821
Reinsurance ceded receivable	20,260	92,058	(26,654)
Premiums due and other receivables	(1,725)	15,443	20,454
Accrued investment income	(8,040)	(11,365)	(878)
Current federal income tax asset/liability	2,077	42,013	(94,955)
Liability for retirement benefits	4,222	1,933	52,263
Prepaid reinsurance premiums	8,086	9,572	6,682
Other, net	15,733	7,833	(12,299)

Net cash provided by (used in) operating activities	367,108	381,899	(61,431)

Investing activities
Proceeds from sales of:
Fixed maturity securities	194,764	31,761	5,103
Equity securities	32,390	28,883	55,084
Real estate	29,732	4,837	—
Other invested assets	19,407	140,667	188,493
Disposals of property and equipment	454	1,553	1,202
Distributions of unconsolidated affiliates	8,495	10,698	6,191
Changes in intercompany loans	(5,212)	—	—
Return of capital from sale of subsidiary	13,482	—	—
Proceeds from maturity of fixed maturity securities	845,302	564,997	624,288
Principal payments received on:
Mortgage loans	154,514	114,207	138,925
Policy loans	39,774	43,386	9,203
Purchases of:
Fixed maturity securities	(1,882,092)	(1,279,627)	(1,087,593)
Equity securities	(963)	(1,042)	(47,002)
Real estate	(13,628)	(12,971)	(15,657)
Mortgage loans	(526,672)	(548,748)	(493,412)
Policy loans	(33,466)	(30,881)	(18,165)
Other invested assets	(42,254)	(30,746)	(216,468)
Additions to property and equipment	(5,374)	(7,356)	(11,475)
Contributions to unconsolidated affiliates	(6,254)	(4,905)	(7,162)
Changes in short term investments, net	192,084	(299,941)	294,048
Changes in investment in subsidiaries	(10,010)	(53,039)	157,089
Other, net	19,088	(268)	(581)

Net cash used in investing activities	(976,439)	(1,328,535)	(417,889)

Financing activities
Policyholders’ deposits to policy account balances	1,641,541	2,201,309	1,931,709
Policyholders’ withdrawals from policy account balances	(957,096)	(1,125,610)	(1,385,625)
Dividends to stockholders	(82,607)	(82,490)	(82,651)

Net cash provided by financing activities	601,838	993,209	463,433

Net increase (decrease) in cash and cash equivalents	(7,493)	46,573	(15,887)
Cash:
Beginning of the year	38,594	(7,979)	7,908
End of the year	$31,101	$38,594	$(7,979)

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.
See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE III — SUPPLEMENTARY INSURANCE INFORMATION
(in thousands)

		Future Policy				Benefits,	Amortization
	Deferred	Benefits, Policy and				Claims, Losses	of Deferred
	Policy	Contract Claims			Net	and	Policy	Other
	Acquisition	and Participating	Unearned	Premium	Investment	Settlement	Acquisition	Operating	Premiums
Segment	Cost	Policyholder Share	Premiums	Revenue	Income (1)	Expenses	Costs	Expenses (2)	Written

2010
Corportate & Other	$—	$—	$—	$—	$95,656	$—	$—	$38,692	$—
Life	661,377	4,195,783	92,364	282,160	223,753	294,177	78,826	178,619	—
Annuities	446,996	9,986,992	4	174,193	510,106	205,948	72,521	62,791	—
Health	64,967	382,810	66,516	263,294	14,855	184,554	22,973	49,634	—
Property & Casualty	145,086	927,637	674,830	1,158,261	67,545	923,736	267,185	124,410	1,185,366

Total	$1,318,426	$15,493,222	$833,714	$1,877,908	$911,915	$1,608,415	$441,505	$454,146	$1,185,366

2009
Corportate & Other	$—	$—	$—	$—	$85,964	$—	$—	$41,218	$—
Life	672,063	4,080,827	100,204	284,530	222,611	297,719	78,697	185,048	—
Annuities	442,428	9,050,838	4	220,284	449,035	249,709	64,756	59,254	—
Health	69,853	419,467	78,525	309,701	15,992	239,407	21,746	62,134	—
Property & Casualty	146,637	897,871	682,931	1,159,509	66,175	923,064	248,607	124,266	1,164,136

Total	$1,330,981	$14,449,003	$861,664	$1,974,024	$839,777	$1,709,899	$413,806	$471,920	$1,164,136

2008
Corportate & Other	$—	$—	$—	$—	$108,862	$—	$—	$22,946	$—
Life	712,250	3,992,085	111,846	299,338	226,643	296,078	86,928	222,908	—
Annuities	557,058	7,691,848	13	116,248	374,023	142,867	75,854	45,491	—
Health	74,870	521,415	93,956	290,883	16,566	223,055	27,785	69,961	—
Property & Casualty	138,486	904,193	687,920	1,182,026	69,348	939,854	233,336	132,601	1,184,686

Total	$1,482,664	$13,109,541	$893,735	$1,888,495	$795,442	$1,601,854	$423,903	$493,907	$1,184,686

(1)
Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated to insurance lines based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available. Net investment income from policy loans is allocated to the insurance lines according to the amount of loans made by each line. Net investment income from all other assets is allocated to the insurance lines as necessary to support the equity assigned to that line with the remainder allocated to capital & surplus.

(2)
Identifiable expenses are charged directly to the appropriate line of business. The remaining expenses are allocated to the lines based upon various factors including premium ratio within the respective lines.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE IV — REINSURANCE
(in thousands)

		Ceded to	Assumed		Percentage of
	Direct	Other	from Other	Net	Amount
	Amount	Companies	Companies	Amount	Assumed to Net

Year Ended December 31, 2010
Life insurance in-force	$69,288,973	$31,616,049	$479,528	$38,152,452	1.3%

Premiums earned:
Life and Annuity	$543,724	$86,241	$(1,130)	$456,353	(0.2)
Accident and health	247,301	82,762	98,755	263,294	37.5
Property and casualty	1,258,401	103,872	3,732	1,158,261	0.3

Total premiums	$2,049,426	$272,875	$101,357	$1,877,908	5.4

Year Ended December 31, 2009
Life insurance in-force	$68,584,383	$31,347,876	$863,867	$38,100,374	2.3

Premiums earned:
Life and Annuity	$581,422	$81,120	$4,512	$504,814	0.9
Accident and health	287,977	151,138	172,862	309,701	55.8
Property and casualty	1,243,710	89,675	5,474	1,159,509	0.5

Total premiums	$2,113,109	$321,933	$182,848	$1,974,024	9.3

Year Ended December 31, 2008
Life insurance in-force	$68,820,212	$31,241,255	$1,050,645	$38,629,602	2.7

Premiums earned:
Life and Annuity	$492,068	$84,942	$8,460	$415,586	2.0
Accident and health	278,907	134,904	146,880	290,883	50.5
Property and casualty	1,346,425	224,248	59,849	1,182,026	5.1

Total premiums	$2,117,400	$444,094	$215,189	$1,888,495	11.4

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES
SCHEDULE V — VALUATION AND QUALIFYING ACCOUNTS
(IN THOUSANDS)

	Balance at	Deductions			Balance at
	Beginning of	Charged to		Change in	End of
	Period	Expense	Written off	Estimate (1)	Period

2010
Investment valuation allowances:
Mortgage loans on real estate	$23,290	$(394)	$(1,676)	$(7,432)	$13,788

Total	$23,290	$(394)	$(1,676)	$(7,432)	$13,788

2009
Investment valuation allowances:
Mortgage loans on real estate	$19,496	$3,794	$—	$—	$23,290

Total	$19,496	$3,794	$—	$—	$23,290

2008
Investment valuation allowances:
Mortgage loans on real estate	$15,610	$3,886	$—	$—	$19,496

Total	$15,610	$3,886	$—	$—	$19,496

(1)	Decrease in the required valuation allowance for mortgage loans as a result of changes to the estimate in calculating the mortgage loan allowance based on enhanced methodology.
See accompanying Report of Independent Registered Public Accounting Firm.

WQVA Part C

Item 24.  Financial Statements and Exhibits

(a)	Financial Statements

1. Part A of the registration statement. Condensed financial information reflecting the value and number of units outstanding for each class of Accumulation Units of the Separate Account for the years ended December 31, 2001 through December 31, 2010.

2.  Part B of the registration statement. The most recent audited financial statements of the Separate Account as of December 31, 2010 and for each of the years or periods presented. The consolidated financial statements of the American National Insurance Company as of December 31, 2010 and for each of the years in the three (3) year period ended December 31, 2010.

(b)	Exhibits

Exhibit 1 — Copy of the resolutions of the Board of Directors of the Depositor authorizing the establishment of the Registrant [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on February 14, 2000].

Exhibit 2 — Not applicable.

Exhibit 3 — Distribution and Administrative Services Agreement [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on February 14, 2000].

Exhibit 3(a) – Distribution and Selling Agreement [filed herewith].

Exhibit 4 — Form of each Variable Annuity Contract [previously filed with Registrant's pre-effective amendment number two to this registration statement (number 333-30318) filed on July 26, 2000].

Exhibit 4(a) — Form of Group Policy Cover Page for Non-Qualified Contract [previously filed with Registrant's pre-effective amendment number two to this registration statement (number 333-30318) filed on June 27, 2000].

Exhibit 4(b) — Form of Group Policy Cover Page for Qualified Contract [previously filed with Registrant's pre-effective amendment number one to this registration statement (number 333-30318) filed on June 27, 2000].

Exhibit 4(c) — Form of Non-Qualified Contract [previously filed with Registrant's pre-effective amendment number one to this registration statement (number 333-30318) filed on June 27, 2000].

Exhibit 4(d) — Form of Qualified Contract [previously filed with Registrant's pre-effective amendment number one to this registration statement (number 333-30318) filed on June 27, 2000].

Exhibit 4(e) — Form of Minimum Guaranteed Death Benefit Rider [previously filed with Registrant's pre-effective amendment number one to this registration statement (number 333-30318) filed on June 27, 2000].

Exhibit 4(f) — Form of Group Contract Minimum Guaranteed Death Benefit Rider [previously filed with Registrant's pre-effective amendment number one to this registration statement (number 333-30318) filed on June 27, 2000].

Exhibit 4(g) — Form of 3% Guaranteed Death Benefit Rider [previously filed with Registrant's pre-effective amendment number one to this registration statement (number 333-30318) filed on June 27, 2000].

Exhibit 4(h) — Form of Group 3% Guaranteed Death Benefit Rider [previously filed with Registrant's pre-effective amendment number one to this registration statement (number 333-30318) filed on June 27, 2000].

Exhibit 4(i) — Form of 5% Guaranteed Death Benefit Rider [incorporated herein by reference to pre-effective amendment number one to registration statement on Form N-4 (333-30318) filed on June 27, 2000].

Exhibit 4(j) — Form of Group 5% Guaranteed Death Benefit Rider [previously filed with Registrant's pre-effective amendment number one to this registration statement (number 333-30318) filed on June 27, 2000].

Exhibit 5 — Form of application used with any Variable Annuity Contract [previously filed with Registrant's pre-effective amendment number one to this registration statement (number 333-30318) filed on June 27, 2000].

Exhibit 6(a) — Copy of the Articles of Incorporation of the Depositor [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on February 14, 2000].

Exhibit 6(b) — Copy of the By-laws of the Depositor [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on February 14, 2000].

Exhibit 7(a) — Reinsurance Agreement between Continental Assurance Company and American National Insurance Company [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on April 30,2004].

Exhibit 7(b) – Letter dated August 7, 2009 from Munich American Reassurance Company regarding rates on block of Variable Annuity Guaranteed Minimum Death Benefit (GMDB) reinsurance [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on April 30, 2010].

Exhibit 8(a) — Form of American National Investment Account, Inc. Participation Agreement [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on February 14, 2000].

Exhibit 8(b) — Form of Variable Insurance Products Fund II Participation Agreement [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on February 14, 2000].

Exhibit 8(c) — Form of Variable Insurance Products Fund III Participation Agreement [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on February 14, 2000].

Exhibit 8(d) — Form of T. Rowe Price International Series, Inc. T. Rowe Price Equity Series, Inc., and T. Rowe Price Fixed Income Series, Inc. [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on February 14, 2000].

Exhibit 8(e) — Form of MFS Variable Insurance Trust Participation Agreement [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on February 14, 2000].

Exhibit 8(f) — Form of Federated Insurance Series Fund Participation Agreement [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on February 14, 2000].

Exhibit 8(g) — Form of Fred Alger American Fund Participation Agreement [previously filed with Registrant's Form N-4 for this registration statement (number 333-30318) filed on February 14, 2000].

Exhibit 8(h) — Form of AIM Fund Participation Agreement [previously filed with Registrant’s post-effective amendment number 7 to this registration statement (number 333-30318) filed on April 27, 2006].

Exhibit 9 — An opinion of counsel and consent to its use as to the legality of the securities being registered, indicating whether they will be legally issued and will represent binding obligations of the depositor (filed herewith).

Exhibit 10 — Consent of independent accountants for KPMG L.L.P. (filed herewith).

Exhibit 11 — Not applicable.

Exhibit 12 — Not applicable.

Exhibit 14 — Power of Attorney (previously filed with Registrant's post effective amendment number six, filed on April 29, 2005).

Item 25. Directors and Officers of Depositor

The principal business address of the directors and officers, unless otherwise indicated, is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550.

Directors

Name	Business Address

Arthur Oleen Dummer	955 East Pioneer Road
Draper, UT 84020-9334

Dr. Shelby Miller Elliott	3603 Broadmoor
Pasadena, TX 77505

George Richard Ferdinandtsen	President, Chief Operating Officer
American National Insurance Company
One Moody Plaza
Galveston, TX 77550

Frances Anne Moody-Dahlberg	The Moody Foundation
3710 Rawlins Street, #910
Dallas, TX 75219

Robert Lee Moody	Chairman of the Board and
Chief Executive Officer
2302 Postoffice, Suite 702
Galveston, TX 77550

Russell Shearn Moody	American National Insurance Company
One Moody Plaza
Galveston, TX 77550

William Lewis Moody, IV	2302 Postoffice, Suite 502
Galveston, TX 77550

James Daniel Yarbrough	2621 Gerol Drive
Galveston, TX 77551

Frank Pieri Williamson	301 Barracuda
Galveston, TX 77550

Officers
Name	Office

James Edward Pozzi	Senior Executive Vice President, Chief Administrative Officer

Ronald Jay Welch	Senior Executive Vice President, Corporate Risk Officer & Chief Actuary

David Alan Behrens	Executive Vice President, Independent Marketing

John Joseph Dunn, Jr.	Executive Vice President, Corporate Chief Financial Officer and Treasurer

Billy Joe Garrison	Executive Vice President, Director of Career Sales & Service Division

Gregory Victor Ostergren	Executive Vice President, Director of Multiple Line
1949 East Sunshine
Springfield, MO 65899

Dwain Allen Akins	Senior Vice President, Corporate Affairs, Chief Compliance Officer Variable Insurance Products

Johnny David Johnson	Senior Vice President and Corporate Chief Information Officer

Albert Louis Amato, Jr.	Senior Vice President, Life Insurance Administration

Scott Frankie Brast	Senior Vice President, Real Estate/Mortgage Loan Investments
2525 South Shore Boulevard
League City, TX 77573

Frank Vincent Broll, Jr.	Senior Vice President and Actuary

William Franklin Carlton	Senior Vice President and Corporate Controller

Gordon Dennis Dixon	Senior Vice President, Chief Investment Officer
2450 South Shore Boulevard
League City, TX 77573

Bernard Stephen Gerwel	Senior Vice President, Chief Multiple Line Exclusive Agency Administrative Officer
1949 East Sunshine
Springfield, MO 65899

Rex David Hemme	Senior Vice President and Actuary

Bruce Murray LePard	Senior Vice President, Human Resources

James Walter Pangburn	Senior Vice President, Credit Insurance Division
2911 South Shore Boulevard, Suite 130
League City, TX 77573

Ronald Clark Price	Senior Vice President, Multiple Line Chief Marketing Officer—Career Life Agencies

Steven Harvey Schouweiler	Senior Vice President, Health Insurance Operations
2450 South Shore Boulevard
League City, TX 77573

Shannon Lee Smith	Senior Vice President, Chief Multiple Line Marketing Officer
1949 East Sunshine
Springfield, MO 65899

Hoyt James Strickland	Senior Vice President, Career Sales & Service Division

John Mark Flippin	Secretary

Brian Neil Bright	Vice President, Computing Services
3030 Invincible
League City, TX 77573

Douglas Raymond Brown	Vice President and Actuary

James Arthur Collura	Vice President, Chief Life Marketing Officer Multiple Line Exclusive Agency

Barry Charles Cooper	Vice President, Reporting and Life Controller

Richard Thomas Crawford	Vice President and Assistant Controller
2525 South Shore Boulevard
League City, TX 77573

Douglas Alton Culp	Vice President, Financial Institution

Steven Lee Dobbe	Vice President, Broker Dealer Marketing

Andrew Ryan Duncan	Vice President, Equity Investments
2450 South Shore Boulevard
League City, TX 77573

Lee Chad Ferrell	Vice President, Independent Marketing Group Operations

Denny Walton Fisher, Jr.	Vice President, Mortgage Loan Production
2525 South Shore Boulevard
League City, TX 77573

Joseph Fant Grant, Jr.	Vice President, Group Actuary

Charles Jordan Jones	Vice President, Health Underwriting/New Business
2450 South Shore Boulevard
League City, TX 77573

Deborah Kay Janson	Vice President, Corporate Planning

Dwight Diver Judy	Vice President, Financial Marketing
2911 South Shore Blvd., Suite 130
League City, TX 77573

Richard Steven Katz	Vice President, Direct Marketing & Sales
2450 South Shore Boulevard
League City, TX 77573

Dr. Harry Bertrand Kelso, Jr.	Vice President and Medical Director

Robert Jay Kirchner	Vice President, Real Estate Investments
2525 South Shore Boulevard
League City, TX 77573

Sara Liane Latham	Vice President and Associate Actuary

Doris Lanette Leining	Vice President, Life New Business

Anne Marie LeMire	Vice President, Fixed Income
2450 South Shore Boulevard
League City, TX 77573

George Arthur Macke	Vice President, General Auditor

John Spencer Maidlow	Vice President, Portfolio Management
2450 South Shore Boulevard
League City, TX 77573

Bradley Wayne Manning	Vice President, Life & Annuity Claims
2525 South Shore Boulevard
League City, TX 77573

Edwin Vince Matthews, III	Vice President, Mortgage Loan Production
2525 South Shore Boulevard
League City, TX 77573

James Brian McEniry	Vice President, Director of Telecommunications
3030 Invincible
League City, TX 77573

Meredith Myron Mitchell	Vice President, Application Development & Support

John Oliver Norton	Vice President and Actuary

Michael Christopher Paetz	Vice President, Group and MGU Operations

Edward Bruce Pavelka	Vice President, Life Policy Administration

William Corley Ray	Vice President, Market Training and Development Multiple Line Exclusive Agency

Robert Walter Schefft	Vice President, Advanced Sales and Marketing

Gerald Anthony Schillaci	Vice President and Actuary

James Truitt Smith	Vice President, Pension Sales

James Patrick Stelling	Vice President, Group/Health Compliance
2450 South Shore Boulevard
League City, TX 77573

Wayne Allen Smith	Vice President, Career Sales & Service Division

Clarence Ellsworth Tipton	Vice President and Assistant Actuary

William Henry Watson, III	Vice President, Chief Health Actuary

Brian Keith Weyer	Vice President, Assistant Corporate Treasurer
2525 South Shore Boulevard
League City, TX 77573

Elden James Brashaw	Asst. Vice President, Corporate Financial Control

John Thomas Burchett	Asst. Vice President, Accounting Control
2525 South Shore Boulevard
League City, TX 77573

Joseph James Cantu	Asst. Vice President and Illustration Actuary

Joseph Wayne Cucco	Asst. Vice President, Director of Advanced Life Sales

Nancy Maureen Day	Asst. Vice President, Pension Administration

John Darrell Ferguson	Asst. Vice President, Creative Services

James Joseph Fish	Asst. Vice President, Criminal Investigations & Corporate Security

William Joseph Hogan	Asst. Vice President, Health & HIPAA Compliance
2450 South Shore Boulevard
League City, TX 77573

Barbara Jean Huerta	Asst. Vice President, Enterprise Financial Systems
3030 Invincible
League City, TX 77573

Kenneth Joseph Juneau	Asst. Vice President, Advisory Systems Engineer
3030 Invincible
League City, TX 77573

Carol Ann Kratz	Asst. Vice President, Human Resources
4500 Lockhill-Selma Road
San Antonio, TX 78249

Thomas Robert LeGrand	Asst. Vice President, Life & Annuity Claims

Larry Edward Linares	Asst. Vice President, Tax

Michael Scott Marquis	Asst. Vice President, Life New Business

Katherine Sue Meisetschlaeger	Asst. Vice President, Life & Annuity Systems

Tracy Leigh Milina	Asst. Vice President, Health Business Vision Coordinator

Michael Scott Nimmons	Asst. Vice President, Associate General Auditor, Corporate Audit Services
2450 South Shore Boulevard
League City, TX 77573

Ronald Joseph Ostermayer	Asst. Vice President, Director Health Systems Administration, HIPPA Security Officer
2450 South Shore Boulevard
League City, TX 77573

Judith Lynne Regini	Asst. Vice President, Corporate Compliance, Chief Compliance Officer Anti-Money Laundering

David Harvin Schutz	Asst. Vice President, National Accounts

James Alexander Tyra	Asst. Vice President, Life Insurance Systems

Emerson Voth Unger	Asst. Vice President, National Business Development Executive

Deanna Lynn Walton	Asst. Vice President, Field Systems

Dr. John Frank White, III	Asst. Vice President, Associate Medical Director

Dustin Joseph Dusek	Assistant Actuary

Christopher Keith Falconer	Assistant Actuary

Jeanette Elizabeth Cernosek	Assistant Secretary

Item 26.  Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant, American National Variable Annuity Separate Account, is a separate account of American National Insurance Company, a Texas insurance company. In addition, American National Insurance Company has three (3) other separate accounts, American National Variable Life Separate Account and American National Insurance Company Group Unregistered Annuity Separate Account, and American National Insurance Company Separate Account for Retirement Plans. The Libbie Shearn Moody Trust owns approximately 37.10% of the outstanding stock of American National Insurance Company.  The Moody Foundation, which has a 75% contingent remainder interest in the Libbie Shearn Moody Trust, owns approximately 22.96% of the outstanding stock of American National Insurance Company.

The Trustees of The Moody Foundation are Mrs. Frances Anne Moody-Dahlberg, Robert L. Moody, Sr. and Ross Rankin Moody.  Robert L. Moody, Sr. is a life income beneficiary of the Libbie Shearn Moody Trust and Chairman of the Board,

Director and Chief Executive Officer of American National Insurance Company.  Robert L. Moody, Sr. has assigned his interest in the Libbie Shearn Moody Trust to National Western Life Insurance Company, a Colorado insurance company of which he is also Chairman of the Board, Chief Executive Officer, a Director and controlling shareholder.

Moody National Bank is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, own approximately 46.56% of the outstanding stock of American National Insurance Company.  Moody Bank Holding Company, Inc. owns approximately 97.8% of the outstanding shares of Moody National Bank.  Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc.  The Three R Trusts, trusts created by Robert L. Moody, Sr. for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

The Moody Foundation owns 34.0% and the Libbie Shearn Moody Trust owns 50.2% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation.  Gal-Tex Hotel Corporation directly or indirectly wholly owns the following subsidiaries, listed in alphabetical order:

1859 Beverage Company	Kentucky Landmark Hotels, L.L.C.
1859 Historic Hotels, Ltd.	LHH Hospitality, Inc.
Colorado Landmark Hotels, L.L.C.	Virginia Landmark Hotels, L.L.C.
Gal-Tenn Hotel Corporation

American National owns a direct or indirect interest in the following entities, listed in alphabetical order:

Entity:  121 Village, Ltd.

Entity Form:  a Texas limited partnership.

Ownership or Other Basis of Control:  AN Stonebriar, Ltd. owns a 33% limited partnership interest

Entity:  Alternative Benefit Management, Inc.

Entity Form:  a Nevada corporation.

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Insurance Company

Entity:  American National County Mutual Insurance Company.

Entity Form:  a Texas mutual insurance company.

Ownership or Other Basis of Control:  Managed by American National Insurance Company

Entity:  American National of Delaware Corporation.

Entity Form:  a Delaware corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Insurance Company

Entity:  American National Financial Corporation.

Entity Form:  a Texas corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Insurance Company.

Entity:  American National Financial Corporation (Delaware)

Entity Form:  a Delaware corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Insurance Company.

Entity:  American National Financial Corporation (Nevada)

Entity Form:  a Nevada corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Insurance Company.

Entity:  American National General Insurance Company

Entity Form:  a Missouri insurance company

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  American National Insurance Service Company.

Entity Form:  a Missouri corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  American National Life Holdings, Inc.

Entity Form:  a Nevada corporation

Ownership or Other Basis of Control:  American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity:  American National Life Insurance Company of New York

Entity Form: a New York insurance company

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Life Holdings, Inc.

Entity:  American National Life Insurance Company of Texas

Entity Form:  a Texas insurance company

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Life Holdings, Inc.

Entity:  American National Lloyds Insurance Company.

Entity Form:  a Texas insurance company

Ownership or Other Basis of Control:  ANPAC Lloyds Insurance Management, Inc. is attorney-in-fact

Entity:  American National Property and Casualty Company.

Entity Form:  a Missouri insurance company

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Property & Casualty Holdings, Inc.

Entity:  American National Property & Casualty Holdings, Inc.

Entity Form:  a Delaware corporation

Ownership or Other Basis of Control:  American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity:  AN/CAN Investments, Inc.

Entity Form:  a British Columbia corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANTAC, Inc.

Entity:  ANCAP Jasper, LLC

Entity Form:  a South Carolina limited liability company

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% interest.

Entity:  ANCAP Jasper II, LLC

Entity Form:  a South Carolina limited liability company

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% interest.

Entity:  ANDV 97, Inc.

Entity Form:  a Texas corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANTAC, Inc.

Entity:  Anford Pinnacle, L.P.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% interest

Entity:  ANH20, Inc.

Entity Form:  a Texas corporation

Ownership or Other Basis of Control:  Wholly owned by ANREM Corporation

Entity:  ANIND TX, Inc.

Entity Form:  a Texas corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANDV 97, Inc.

Entity:  ANPAC General Agency of Texas

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  ANPAC Lloyds Insurance Management, Inc.

Entity Form:  a Texas corporation

Ownership or Other Basis for Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  ANPAC Louisiana Insurance Company

Entity Form:  a Louisiana corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  ANPIN, L.P.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle 99, Inc. owns a 99% limited partnership interest; ANIND TX, Inc. owns a 1% general partnership interest.

Entity:  ANREINV, Inc.

Entity Form:  a Texas corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANDV 97, Inc.

Entity:  ANREM Corporation

Entity Form:  a Texas corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANTAC, Inc.

Entity:  AN Stonebriar, Ltd.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  ANREINV, Inc. is 2% general partner; Eagle AN, L.P. is 98% limited partner

Entity:  ANTAC, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: AN/WRI DEVCO #1, LTD.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns an 80% limited partnership interest

Entity:  AN/WRI GS, LLC

Entity Form:  a Texas limited liability company

Ownership of Other Basis of Control:  Eagle AN, L.P. owns a 50% interest

Entity:  AN/WRI Partnership, Ltd.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns an 80% limited partnership interest.

Entity:  Baron Phoenix Apts. LLC

Entity Form:  an Arizona limited liability company

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 60% interest

Entity:  Bayport II Mountain West Houston, LLC

Entity Form:  a Colorado limited liability company

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 60% interest

Entity:  Baywood Project, Ltd.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 60% limited partnership interest

Entity:  Beltway/Antoine Business Center, Phase I

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% limited partnership interest

Entity:  Beltway II LLC

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% interest

Entity:  Cedar Crossing Mountain West Houston LLC

Entity Form:  a Colorado limited liability company

Ownership or Basis of Control:  Eagle AN, L.P. owns a 60% interest

Entity:  Comprehensive Investment Services, Inc.

Entity Form:  a Nevada corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Insurance Company

Entity:  Cumberland/146, LLC

Entity Form:  a Indiana limited liability corporation

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 60% interest

Entity:  Eagle 99, Inc.

Entity Form:  a Nevada corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANTAC, Inc.

Entity:  Eagle AN, L. P.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle 99, Inc. owns a 99% limited partnership interest. ANIND TX, Inc. owns a 1% general partnership interest.

Entity:  Eagle Ind., L. P.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  American National Insurance Company owns a 99% limited partnership interest; ANIND TX, Inc. owns a 1% general partnership interest.

Entity:  Farm Family Casualty Insurance Company

Entity Form:  a New York insurance company

Ownership or Other Basis of Control:  American National Property & Casualty Holdings, Inc. owns 100%

Entity:  Farm Family Financial Services, Inc.

Entity Form:  A New York corporation.

Ownership of Other Basis of Control:  American National Property and Casualty Holdings, Inc. owns 100%

Entity:  Farm Family Life Insurance Company.

Entity Form:  a New York insurance company

Ownership or Other Basis of Control:  American National Property & Casualty Holdings, Inc. owns 100%

Entity:  Forest View Limited Partnership

Entity Form:  A Texas limited partnership

Ownership or Other Basis of Control:  American National Insurance Company owns a 99% limited partnership interest

Entity:  Galveston Island Water Park, L.P.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  ANH2O, Inc. is 1% general partner; Preston 121 Partners, Ltd. is 59% limited partner

Entity:  Garden State Life Insurance Company

Entity Form:  a Texas insurance company

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Life Holdings, Inc.

Entity:  Germann Road Land Development, LLC

Entity Form:  a Colorado limited liability company

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% limited partnership interest.

Entity:  I-10 Industrial Development LLC

Entity Form:  a Colorado limited liability company

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 60% interest.

Entity:  Interpark Pittsburgh, LLC

Entity Form:  a Delaware limited liability company

Ownership or Other Basis of Control:  Eagle AN, L.P. owns an 85% interest

Entity:  Kearns Building Joint Venture

Entity Form:  a Texas joint venture

Ownership or Other Basis of Control:  American National Insurance Company owns an 85% interest.

Entity:  MRPL Retail Partners, Ltd. (Shops at Bella Terra)

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% limited partnership interest

Entity:  MRPL Retail Partners II, Ltd.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% limited partnership interest

Entity:  MWBP, LLC

Entity Form:  a Colorado limited liability company

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% interest.

Entity: Newington-Berlin Retail LLC

Entity Form:  a Connecticut limited liability company

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% interest.

Entity:  Pacific Property and Casualty Company

Entity Form: a California corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  Parmenter 220 East Las Colinas Blvd., LLC

Entity Form:  a Texas limited liability company

Ownership or Other Basis of Control:  Eagle AN L.P. owns a 50% interest

Entity:  PCO Battery Brooke Parkway, LP

Entity Form:  a Virginia limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest; ANIND, TX, Inc. owns 1%

Entity:  PCO Carolina Pines, LP

Entity Form:  a South Carolina limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest; ANIND, TX, Inc. owns 1%

Entity:  PCO Corporate Drive Limited Partnership

Entity Form:  a North Carolina limited partnership

Ownership or Other Basis of Control:  ANPIN, L.P. owns a 98% interest; ANIND TX, Inc. owns a 1% interest.

Entity:  PCO Jenkins Brothers Road, LP

Entity Form:  a South Carolina limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest; ANIND, TX, Inc. owns 1%

Entity:  PCO Kent Drive, LP

Entity Form:  a Georgia limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest; ANIND, TX, Inc. owns 1%

Entity:  PCO Nashville, LP

Entity Form:  a Tennessee limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest; ANIND, TX, Inc. owns 1%

Entity:  PCO Northfork, LP

Entity Form:  a Tennessee limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest; ANIND, TX, Inc. owns 1%

Entity:  PCO Omnicron Court, LP

Entity Form:  a Kentucky limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest; ANIND, TX, Inc. owns 1%

Entity:  PCO Watkins Road, LP

Entity Form:  a North Carolina limited partnership

Ownership or Other Basis of Control:  ANPIN, LP owns a 98% interest; ANIND, TX, Inc. owns 1%.
interest.

Entity:  Preston 121 Partners, Ltd.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  ANIND TX, Inc. owns a 2% general partnership interest; Eagle AN, L.P. owns a 98% limited partnership interest.

Entity:  RREC Evans Ranch, LLC

Entity Form:  a Texas limited liability company

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 72% interest

Entity:  RREC Stone Oak, L.P.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 72% interest

Entity:  Rural Agency and Brokerage, Inc.

Entity Form:  a New York corporation

Ownership or Other Basis of Control:  American National Property & Casualty Holdings, Inc. owns 100%

Entity:  Rural Insurance Agency and Brokerage of Massachusetts, Inc.

Entity Form:  a Massachusetts corporation

Ownership or Other Basis of Control:  Rural Agency and Brokerage, Inc. owns 100%

Entity:  Rural Agency and Brokerage of New Hampshire, Inc.

Entity Form:  a New Hampshire corporation

Ownership or Other Basis of Control:  Rural Agency and Brokerage, Inc. owns 25%

Entity:  Rutledge Partners, L.P.

Entity Form:  a Texas limited partnership.

Ownership or Other Basis of Control:  American National Insurance Company owns a 26% limited partnership interest.

Entity:  South Shore Harbour Development, Ltd.

Entity Form:  a Texas limited partnership

Ownership or Other Basis of Control:  ANTAC, Inc. owns a 95% limited partnership interest.  ANREM Corp. owns a 5% general partnership interest.

Entity:  Standard Life and Accident Insurance Company

Entity Form:  a Texas insurance company

Ownership or Other Basis of Control:  Wholly owned subsidiary of American National Life Holdings, Inc.

Entity:  Standard Plus, Inc.

Entity Form:  a Texas corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of Standard Life and Accident Insurance Company

Entity:  Timbermill, Ltd.

Entity Form:  a Texas joint venture

Ownership or Other Basis of Control:  American National Insurance Company owns a 99% limited partnership interest.

Entity:  Town and Country Joint Venture

Entity Form:  a Texas joint venture

Ownership or Other Basis of Control:  ANDV 97, Inc. owns a 68.65% limited partnership interest.

Entity:  United Farm Family Insurance Company

Entity Form:  a New York insurance company

Ownership or Other Basis of Control:  American National Property & Casualty Holdings, Inc. owns 100%

Item 27. Number of Contract Owners

As of March 31, 2010, there were 483 owners of Qualified Contracts and 309 owners of Non-Qualified Contracts covered by this registration statement.

Item 28. Indemnification

The following provision is in the Distribution and Selling Agreement:

"Indemnification by the Company.  Except as otherwise expressly provided, the Company shall indemnify, defend and hold harmless the Distributor and its officers, directors, employees, agents and representatives and each person who controls the Distributor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Distributor Indemnified Parties”) against any and all losses, costs, fees, fines, penalties, expenses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable attorney’s fees and other legal expenses), to which the Distributor Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, costs, fees, fines, penalties, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the Contracts and:

a.
arise out of or are based upon any untrue statements of any material fact contained in the Disclosure Documents, the Registration Statements or the Sales Literature, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Distributor Indemnified Party if such statement or omission was made in reliance upon and in conformity with information furnished by or on behalf of the Distributor;

b.	arise out of or as a result of the negligent or wrongful conduct of the Company or persons under its control, with respect to the Contracts;

c.
arise out of or as a result of the material failure of the Separate Accounts to comply with the Company Act in all material respects or the failure of the Company to comply with applicable state insurance law in the administration of the Separate Accounts;

d.	arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

e.
arise out of or result from any material breach of any representation made by the Company or the Separate Accounts in this Agreement or arise out of or result from any other material breach of this Agreement by the Company or the Separate Accounts; or

f.
arise out of or result from the failure of the Registration Statements, the Disclosure Documents or the Sales Literature to comply in any material respect with applicable law or regulation, unless such failure is attributable to information furnished by or on behalf of the Distributor."

The officers and directors of American National are indemnified by American National in the American National By-laws for liability incurred by reason of the officer and directors serving in such capacity. This indemnification would cover liability arising out of the Variable Annuity sales of American National.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)     Securities Management and Research, Inc. serves as principal underwriter to the American National Variable Annuity Separate Account.

(b) The Registrant’s principal underwriter is Securities Management and Research, Inc. The following are the officers and directors of Securities Management and Research, Inc.:

Name	Position	Principal Business Address
Thomas J. Berthel	Director, CEO and President	Securities Management and
Research, Inc.
701 Tama Street, Building B
P.O. Box 868
Marion, Iowa 52302-0868

Ronald O. Brendengen	Director, Executive Vice President	Securities Management and
Research, Inc.
701 Tama Street, Building B
P.O. Box 868
Marion, Iowa 52302-0868

Seth R. Gilkes	Director, CFO and VP of Finance	Securities Management and
Research, Inc.
701 Tama Street, Building B
P.O. Box 868
Marion, Iowa 52302-0868

Shelley R. Davenport	Chief Compliance Officer	Securities Management and
Research, Inc.
701 Tama Street, Building B
P.O. Box 868
Marion, Iowa 52302-0868

(c) Compensation from the Registrant:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
Securities Management & Research, Inc.	$2,476,510	N/A	N/A	N/A

Item 30. Locations of Account and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated there under will be maintained at the offices of American National Insurance Company, One Moody Plaza, Galveston, Texas 77550.

Item 31. Management Services

Not applicable.

Item 32. Undertakings

(a)
Registrant undertakes to file a post-effective amendment to this registration statement as frequently to ensure that the audited financial statements in the registration statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity Contracts may be accepted.

(b)	Registrant undertakes to include as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information.
(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form upon written request or oral request.
(d)
The Registrant hereby represents that it is relying upon a No Action Letter issued to the American Council of Life Insurance dated November 28, 1998 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1.
Include appropriate disclosure regarding the redemption restrictions imposed by Section 403 (b) (11) in each registration statement, including the Prospectus, used in connection with the offer of the Contract.

2.	Include appropriate disclosure regarding the redemption restrictions imposed by Section (b) (11) in any sales literature in connection with the offer of the Contract;
3.
Instruct sales representatives who solicit participants to purchase the Contract specifically to bring the redemption restrictions imposed by Section 403(b)(11)to the attention of the potential participants.

4.
Obtain from each plan participant who purchases a Section 403 (b) annuity Contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his Contract value.

(e)
Representation pursuant to Section 26(e)(2)(A). American National Insurance Company hereby represents that the fees and charges deducted under the Contracts described in the post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby files this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Galveston and the State of Texas on the 28th day of April, 2011.

AMERICAN NATIONAL INSURANCE COMPANY

BY: American National Insurance Company

By /s/ Robert L. Moody
Robert L. Moody
Chairman of the Board
and
Chief Executive Officer

By: /s/ G. Richard Ferdinandsten
G. Richard Ferdinandsten
President
Chief Operating Officer

AMERICAN NATIONAL INSURANCE COMPANY
(Depositor)

By /s/ Robert L. Moody
Robert L. Moody
Chairman of the Board
and
Chief Executive Officer

By: /s/ G. Richard Ferdinandsten
G. Richard Ferdinandsten
President
Chief Operating Officer

Attest By:  /s/ J. Mark Flippin
J. Mark Flippin

As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities on the 28th day of April, 2011.

Name	Title
John J. Dunn, Jr.	Executive Vice President, Corporate Chief Financial Officer and Treasurer (Principal Financial Officer)
William F. Carlton	Senior Vice President and Corporate Controller (Principal Accounting Officer)
Robert L Moody	Director, Chairman of the Board and Chief Executive Officer
G. Richard Ferdinandsten	Director, President and Chief Operating Officer
Arthur O. Dummer	Director
Dr. Shelby M. Elliott	Director
Frances Anny Moody-Dahlberg	Director
Russell S. Moody	Director
W.L. Moody, IV	Director
Frank P. Williamson	Director
James D. Yarbrough	Director